                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                  FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                  REGISTERED MANAGEMENT INVESTMENT COMPANIES



                  INVESTMENT COMPANY ACT FILE NUMBER 811-1800
                          U.S. GLOBAL INVESTORS FUNDS

                              7900 CALLAGHAN ROAD
                             SAN ANTONIO, TX 78229
              (Address of principal executive offices) (Zip code)

                             SUSAN B. MCGEE, ESQ.
                              7900 CALLAGHAN ROAD
                             SAN ANTONIO, TX 78229
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: 210-308-1234

                  Date of fiscal year end: DECEMBER 31, 2009

                    Date of reporting period: JUNE 30, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

U.S. GLOBAL INVESTORS FUNDS

 SEMI-ANNUAL REPORT

JUNE 30, 2009

(UNAUDITED)


 TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                             1

MANAGEMENT TEAMS' PERSPECTIVES                                     7

EXPENSE EXAMPLE                                                   67

PORTFOLIOS OF INVESTMENTS                                         69

NOTES TO PORTFOLIOS OF INVESTMENTS                               133

STATEMENTS OF ASSETS AND LIABILITIES                             142

STATEMENTS OF OPERATIONS                                         148

STATEMENTS OF CHANGES IN NET ASSETS                              158

NOTES TO FINANCIAL STATEMENTS                                    167

FINANCIAL HIGHLIGHTS                                             187

ADDITIONAL INFORMATION                                           200

 NASDAQ SYMBOLS

U.S. GLOBAL INVESTORS FUNDS
---------------------------

U.S. TREASURY SECURITIES CASH FUND                             USTXX

U.S. GOVERNMENT SECURITIES SAVINGS FUND                        UGSXX

NEAR-TERM TAX FREE FUND                                        NEARX

TAX FREE FUND                                                  USUTX

ALL AMERICAN EQUITY FUND                                       GBTFX

HOLMES GROWTH FUND                                             ACBGX

GLOBAL MEGATRENDS FUND                                         MEGAX

GLOBAL RESOURCES FUND                                          PSPFX

WORLD PRECIOUS MINERALS FUND                                   UNWPX

GOLD AND PRECIOUS METALS FUND                                  USERX

EASTERN EUROPEAN FUND                                          EUROX

GLOBAL EMERGING MARKETS FUND                                   GEMFX

CHINA REGION FUND                                              USCOX



[USGI Logo]

P.O. Box 781234
San Antonio, Texas 78278-1234
Tel 1.800.US.FUNDS
Fax 1.210.308.1217
www.usfunds.com

 U.S. GLOBAL INVESTORS FUNDS

DEAR SHAREHOLDER:

I want to thank you for your loyalty and commitment
during the financial storm of the past 12 months. As
the crisis sent many investors heading for the                  [PHOTO]
exits, you and the vast majority of U.S. Global
Investors Funds' shareholders stuck with us through the turmoil.

Your courage and loyalty has paid off with emerging markets and natural resources being two of the strongest asset classes so far this year.

We believe government policies are a precursor for change, so in late March we sent an email to subscribers of our Investor Alert to inform them that three significant government policies were bullish for markets, even though general coverage of the market remained bearish. We used these signals to put our large cash positions to work as the policy changes sent the S&P 500 Index up 35 percent from its lows. Even with that recovery, the S&P 500 was up only 3 percent for the six-month period ended June 30.

By comparison, the major indices for Brazil, Russia, China and India rose an average of 55 percent over those same six months. Key commodities like oil and copper rebounded 57 percent and 62 percent over the same stretch.

At U.S. Global Investors, we believe the worst of the liquidity crisis is behind us, and we can now turn our focus to the recovery and what will fuel global growth going forward. While many are expecting the U.S. economy to slowly turn around, many emerging nations are being identified as the ones who will lead the global economy out of recession.

As a result of its own $586 billion stimulus plan, China has been feverishly buying commodities to make sure it has reliable future supplies. So far the plan has been a success, boosting China's second quarter GDP growth to nearly 8 percent.

China isn't alone. Much of the government spending in Asia has been directed toward a range of infrastructure projects, since they pay short-term dividends by creating good jobs, and offer long-term benefits as the necessary foundations for future growth.

 U.S. GLOBAL INVESTORS FUNDS

COMMUNICATING THROUGH A CRISIS

Throughout the crisis, we have offered many opportunities for our shareholders to educate themselves on global markets and our strategies for the difficult times.

Each Friday, we publish our Investor Alert eNewsletter which recaps the week's major events in key sectors and markets around the world. This is a unique opportunity for investors to see what strengths and weaknesses our portfolio team spots in the marketplace. The weekly Investor Alert also routinely includes a special commentary that details a particular driver or development that we believe will be important going forward.

Sometimes these observations can't wait until the end of the week. As I mentioned before, on March 18 we identified three government actions that were game-changing events for markets - changes to the uptick rule, amended mark-to-market guidelines and the Fed's $1.2 trillion purchase of mortgage-related securities. We didn't waste any time letting subscribers know, as an informative email highlighting the significance of these events was sent out that evening.

If you are not already receiving the weekly Investor Alert, you can sign up by visiting www.usfunds.com/subscribe.

My investment blog, Frank Talk, is also a good way for our shareholders to stay up-to-date on what we're seeing in the marketplace. The blog is updated nearly every day and offers insight into important investment books, articles and stories not found in the headlines. It complements a key value at U.S. Global - to be "curious to learn and improve."

We've recently made some updates to the look and feel of the blog that have made it easier to browse postings by topic and date. If you haven't discovered Frank Talk yet, you're missing out. Visit www.usfunds.com/franktalk.

We also have offered many educational webcasts to update shareholders on long-term themes for our funds. In January 2009, we hosted "Global Infrastructure Gets a Domestic Boost" to discuss the importance of infrastructure on stimulating global demand for commodities and creating jobs. Six months later, progress in the U.S. has been slowed by red tape but the impact of global stimulus on reigniting the global growth story is clear.

 U.S. GLOBAL INVESTORS FUNDS

In early January, we gave an in-depth review of global demand for natural resources. By the time April came around, market winds had changed direction so dramatically that we revisited the topic to inform investors of key developments.

In early March, we brought you "What's Driving Gold?" which gathered together some of the best minds in the gold investing business to discuss the critical factors driving gold prices.

In late spring, I took several research trips abroad in search of signs of the recovery. We presented my findings and those of China expert Andy Rothman in a special double-feature presentation in late June.

Each of these webcasts is available for viewing at www.usfunds.com/webcast.

The road to recovery will likely have its bumps but we feel the global economy is headed in the right direction. As we move into the back half of 2009 and into 2010, look for emerging nations to be areas of strength and play a larger role in world financial markets and global economic activity.

A BOUTIQUE FUND FAMILY

Bigger doesn't necessarily mean better in the mutual fund business, but being a boutique fund complex like U.S. Global Investors Funds does present interesting cost challenges.

While many investors focus on performance, there are some opinion makers who highlight expense ratios over all other factors. But expense ratios are just one metric by which to judge the appeal of a fund. Funds with low expenses are not necessarily the best funds, just like the biggest funds are not by definition the best funds.

"All else equal, large mutual funds tend to have lower-than-average expense ratios (than small funds) because of economies of scale," the Investment Company Institute (ICI) wrote in its 2009 Investment Company Fact Book. You can view the entire 2009 fact book at www.icifactbook.org.

As a whole, the U.S. Global Investors Funds currently are on the small side, making economies of scale difficult to achieve, whereas the large fund complexes have the ability to financially support their smaller funds until they can reach higher asset levels or merge them into other funds.

 U.S. GLOBAL INVESTORS FUNDS

Part of the difficulty is that each mutual fund family has to adhere to the same regulatory and compliance standards regardless of size. Meeting these standards is costlier as a percentage of assets for a boutique fund family than a large one because the large fund families are able to spread their expenses across a bigger asset base.

And for our funds that specialize in the natural resources and emerging markets sectors, a substantial amount of investments are made in small- and mid-cap stocks as well as in a whole host of emerging economies. While these are where many of the best opportunities lie, they also come with added costs for administering trades and maintaining the highest standard of care.

FUND SIZES AND AVERAGE ACCOUNT BALANCES*
Long-term funds, year-end 2008

                                 FUND ASSETS         AVERAGE ACCOUNT BALANCE
                            (MILLIONS OF DOLLARS)           (DOLLARS)
----------------------------------------------------------------------------
  10th percentile                     $13                      $8,084
----------------------------------------------------------------------------
  25th percentile                      45                      16,426
----------------------------------------------------------------------------
  MEDIAN                              157                      40,255
----------------------------------------------------------------------------
  75th percentile                     536                     135,245
----------------------------------------------------------------------------
  90th percentile                   1,554                   1,002,021

*Variable annuities and mutual funds that invest primarily in other mutual funds are excluded.
Note: Number of shareholder accounts includes a mix of individual and omnibus accounts. Source: Investment Company Institute.
----------------------------------------------------------------------------

The size of individual accounts in a fund also significantly contributes to cost. As you can see from the industry averages shown in the chart above (which includes index funds), the median fund has an average account balance of about $40,000 - our average account size is substantially less.

The smaller size isn't surprising given our loyal shareholder base and the niche specialties many of them seek with the U.S. Global Investors Funds. Our reality of managing small accounts in our natural resources funds is enhanced by our conservative approach. U.S. Global Investors consistently suggests that investors consider a maximum of 10 to 25 percent of their portfolios in these asset classes.

This is a conservative approach given how volatile the resources sector can be. Over the past eight years, these asset classes have been stronger than large-cap S&P 500 stocks, but they've also been more volatile.

 U.S. GLOBAL INVESTORS FUNDS

We also published a two-part educational discussion of volatility titled "Anticipate Before You Participate" so that shareholders can better understand the nature of this volatility and we highly recommend you read them. These commentaries are available at www.usfunds.com.

While we recognize that we may never be the lowest-cost fund family, we are not ashamed or embarrassed by this. Indeed, we treasure our many small, yet loyal, shareholder accounts as well as our institutional investors who seek our expertise in the natural resources and emerging market sectors. Based on comparing our boutique fund complex to ICI industry data in fund complex size, average fund size and average account size, we just naturally will have higher expense ratios than many of the larger firms. We believe our job is to focus on managing money in an ever-changing world and providing unique shareholder services.

These cost factors make it very challenging for our firm to continue to subsidize and support all of our funds by capping expense ratios. As a result, these caps may be lifted after they expire on September 30, 2009. Nevertheless, we will rigorously strive to push ourselves to find other ways to lower fund expenses while passionately performing our investment duties. This is part of our culture at U.S. Global Investors, and we have already achieved success in reducing expenses from a number of vendors which help lower the expense ratios of our funds.

So while many of our products are specialized, the competitive field is broad. Like a micro-brewer that competes against the likes of Miller Brewing and Anheuser-Busch, our small size puts us at a distinct disadvantage when it comes to expenses. However, like a delicious micro-brewed beer, we believe our funds offer a unique experience that isn't found elsewhere.

In conclusion, the advantages of scale in the mutual fund industry are well documented, and likewise that which is small costs more to analyze, own, support and maintain. But small also has some advantages, as our shareholders exhibit big loyalty and small-cap stocks can contribute to big alpha.

We deeply appreciate the loyalty of all of you who make up our shareholder base, and we are determined to build on that trust through these rapidly changing times as emerging economies with massive infrastructure budgets are driving stronger economic growth and healthy demand for commodities.

 U.S. GLOBAL INVESTORS FUND


Sincerely,

/s/ Frank Holmes

Frank Holmes
CEO and Chief Investment Officer
U.S. Global Investors, Inc.

Please consider carefully the fund's investment objectives, risks, charges and expenses. For this and other important information, obtain a fund prospectus by visiting www.usfunds.com or by calling 1-800-US-FUNDS (1-800-873-8637). Read it carefully before investing. Distributed by U.S. Global Brokerage, Inc.

All opinions expressed and data provided are subject to change without notice. Some of these opinions may not be appropriate to every investor. The S&P 500 Stock Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. Diversification does not protect an investor from market risks and does not assure a profit. Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund's alpha.

 MONEY MARKET FUNDS

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The U.S. Treasury Securities Cash Fund (USTXX) seeks to obtain a high level of current income while maintaining the highest degree of safety of principal and liquidity. The U.S. Government Securities Savings Fund (UGSXX) seeks to achieve a consistently high yield with safety of principal.

PERFORMANCE

 U.S. TREASURY SECURITIES CASH FUND              As of June 30, 2009

   7-Day Yield                                              0.01%
   ---------------------------------------------------------------
   7-Day Effective Yield                                    0.01%
   ---------------------------------------------------------------
   Weighted Average Days to Maturity                          29

 U.S. GOVERNMENT SECURITIES SAVINGS FUND         As of June 30, 2009

   7-Day Yield                                              0.01%
   ---------------------------------------------------------------
   7-Day Effective Yield                                    0.01%
   ---------------------------------------------------------------
   Weighted Average Days to Maturity                          43

An investment in either the U.S. Government Securities Savings Fund or the U.S. Treasury Securities Cash Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the funds seek to preserve the value of your investments at $1.00 per share, it is possible to lose money by investing in the funds.

The Adviser has contractually limited total fund operating expenses (as a percentage of net assets) to not exceed 1.00% for the U.S. Treasury Securities Cash Fund and 0.45% for the U.S. Government Securities Savings Fund on an annualized basis through September 30, 2009. These contractual limitations, however, may be revised at any time by the funds' Board of Trustees. In addition, the yields reported above for the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund include the effects of the Adviser's voluntary waiver of fees and/or reimbursement of expenses to maintain a minimum net yield for the funds. The Adviser can modify or terminate this agreement at any time.

PERFORMANCE COMMENTARY

The U.S. Government Securities Savings Fund outperformed the Lipper government-only money market funds for the six months ended June 30, 2009, returning 0.09 percent versus 0.07 percent for the peer group. The U.S. Treasury Securities Cash Fund underperformed the Lipper treasury

 MONEY MARKET FUNDS

money market funds for the six months ended June 30, 2009, returning
0.01 percent versus 0.02 percent for the peer group.

THE SIX-MONTH PERIOD IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUNDS

The U.S. economy and economies across the world decelerated rapidly during the fourth quarter of 2008 in the aftermath of the global financial crisis, and that weakness continued into the first quarter of 2009 and deteriorated further during that period. Volatile financial markets began to show signs of stabilization late in the quarter.

The economic situation stabilized further in the second quarter as extremely pessimistic expectations did not come to pass and financial markets began to recover. The global recession continued in the second quarter but appeared to moderate and incrementally the situation became less negative. The U.S. economy is in the deepest recession in decades and policymakers are pulling out all the stops to avoid something even worse. Many economic indicators remain near multi-decade lows, but many have bounced from trough levels. Unemployment spiked to the highest levels in 26 years, housing starts reached the lowest levels in more than 50 years and consumer confidence reached the lowest levels ever recorded. The difficult circumstances were eased somewhat by government stimulus and lower gasoline prices.

We are seeing some signs of a recovery. The ISM manufacturing index has now risen for six months in a row. On a global basis we are seeing confirmation of this trend -- China's Purchasing Managers Index indicates expansion and similar indicators globally are almost universally headed higher. Inflation has fallen sharply now that global demand has collapsed and capacity utilization is at record lows. Consumer prices have fallen by 1.3 percent on a year over year basis through May.

After cutting interest rates to virtually zero late last year the Federal Reserve resorted to what is commonly known as "quantitative easing" --essentially printing money and buying U.S. treasury debt and U.S. agency mortgage-backed securities. The magnitude of this easing is substantial at roughly $1.5 trillion. Governments and central banks around the globe are also aggressively attempting to stimulate their economies.

Over the six-month period, yields on the three-month treasury bill rose 11 basis points to 0.19 percent, while yields on the six-month treasury bill rose 9 basis points to 0.35 percent. One-year agency discount note yields moved lower by 33 basis points to 0.52 percent.

 MONEY MARKET FUNDS

INVESTMENT HIGHLIGHTS

For much of the period, the U.S. Government Securities Savings Fund took a laddered approach by buying fixed-rate securities across the money market spectrum. The fund averaged a weighted average maturity of 48 days over the six-month period. The fund took advantage of higher yields toward the end of the first quarter by selectively extending its ladder. The U.S. Treasury Securities Cash Fund followed a similar approach, averaging a weighted average maturity of 35 days over the period. The market dynamics were different in the treasury markets as a tremendous amount of money flowed into the safest and most liquid securities, which pushed yields to very low levels relative to other money market alternatives. The U.S. Treasury Securities Cash Fund took advantage of relatively high repurchase rates relative to treasuries, which kept the weighted average maturity lower than the U.S. Government Securities Savings Fund.

CURRENT OUTLOOK

The Fed appears content to keep interest rates very low for an extended period of time while the economy is in the recovery phase. The global economy has shown signs of rebounding, but the pace of improvement is still in question. Inflation is trending lower and likely to stay muted through the remainder of the year, allowing the Fed to stay on the sidelines.

 TAX FREE FUNDS

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Near-Term Tax Free Fund (NEARX) and Tax Free Fund (USUTX) seek to provide a high level of current income exempt from federal income taxation and to preserve capital. However, a portion of any distribution may be subject to federal and/or state income taxes. The Near-Term Tax Free Fund will maintain a weighted average maturity of less than five years, while the Tax Free Fund will generally maintain a longer weighted average maturity.

PERFORMANCE GRAPHS

 NEAR-TERM TAX FREE FUND

                  [Near-Term Tax Free Fund Graph]

                                        Barclays Capital
                         Near-Term      3-Year Municipal
            Date       Tax Free Fund       Bond Index
            ----       -------------       ----------

          06/30/99     $ 10,000.00        $ 10,000.00
          07/30/99       10,047.76          10,049.64
          08/31/99       10,017.08          10,061.90
          09/30/99       10,044.98          10,099.87
          10/29/99       10,026.65          10,101.03
          11/30/99       10,082.78          10,145.42
          12/31/99       10,062.38          10,129.07
          01/31/00       10,049.71          10,147.17
          02/29/00       10,082.98          10,179.29
          03/31/00       10,167.41          10,231.85
          04/28/00       10,140.81          10,233.02
          05/31/00       10,129.94          10,243.53
          06/30/00       10,264.87          10,373.18
          07/31/00       10,359.46          10,457.25
          08/31/00       10,450.36          10,536.26
          09/29/00       10,445.35          10,539.29
          10/31/00       10,512.77          10,599.06
          11/30/00       10,559.22          10,641.60
          12/31/00       10,715.28          10,760.11
          01/31/01       10,827.11          10,923.43
          02/28/01       10,850.58          10,966.15
          03/30/01       10,921.21          11,043.24
          04/30/01       10,874.98          11,027.10
          05/31/01       10,963.63          11,127.55
          06/30/01       11,005.00          11,177.10
          07/31/01       11,103.54          11,268.73
          08/31/01       11,222.17          11,384.42
          09/30/01       11,253.49          11,442.51
          10/31/01       11,333.05          11,516.93
          11/30/01       11,259.52          11,480.16
          12/31/01       11,210.02          11,469.20
          01/31/02       11,360.05          11,614.86
          02/28/02       11,455.42          11,701.97
          03/31/02       11,282.21          11,527.61
          04/30/02       11,480.56          11,697.07
          05/31/02       11,535.12          11,764.91
          06/30/02       11,626.33          11,866.09
          07/31/02       11,724.20          11,958.64
          08/31/02       11,830.98          12,035.18
          09/30/02       11,987.79          12,130.26
          10/31/02       11,877.24          12,063.54
          11/30/02       11,847.90          12,067.16
          12/31/02       12,016.69          12,240.92
          01/31/03       12,035.24          12,280.10
          02/28/03       12,145.75          12,358.69
          03/31/03       12,143.55          12,343.86
          04/30/03       12,191.91          12,377.19
          05/31/03       12,361.52          12,472.49
          06/30/03       12,320.68          12,452.53
          07/31/03       12,080.68          12,340.46
          08/31/03       12,163.80          12,403.40
          09/30/03       12,393.75          12,589.45
          10/31/03       12,334.73          12,530.28
          11/30/03       12,371.57          12,542.81
          12/31/03       12,414.07          12,569.15
          01/31/04       12,463.42          12,613.14
          02/29/04       12,578.05          12,720.35
          03/31/04       12,542.01          12,686.01
          04/30/04       12,377.20          12,557.88
          05/31/04       12,325.15          12,508.90
          06/30/04       12,345.56          12,531.42
          07/31/04       12,430.82          12,622.90
          08/31/04       12,561.85          12,755.44
          09/30/04       12,589.26          12,769.47
          10/31/04       12,617.87          12,805.22
          11/30/04       12,566.25          12,743.76
          12/31/04       12,631.79          12,793.46
          01/31/05       12,649.08          12,776.83
          02/28/05       12,620.20          12,738.50
          03/31/05       12,533.36          12,696.46
          04/30/05       12,620.40          12,761.21
          05/31/05       12,655.29          12,784.18
          06/30/05       12,684.45          12,849.38
          07/31/05       12,655.22          12,819.83
          08/31/05       12,690.38          12,862.13
          09/30/05       12,719.75          12,868.57
          10/31/05       12,690.31          12,849.26
          11/30/05       12,725.73          12,860.83
          12/31/05       12,755.32          12,905.84
          01/31/06       12,731.59          12,934.23
          02/28/06       12,767.29          12,944.58
          03/31/06       12,743.42          12,921.28
          04/30/06       12,767.35          12,943.25
          05/31/06       12,809.31          12,988.55
          06/30/06       12,779.24          12,965.17
          07/31/06       12,875.69          13,053.33
          08/31/06       12,972.41          13,156.45
          09/30/06       13,069.40          13,216.97
          10/31/06       13,111.95          13,256.62
          11/30/06       13,148.54          13,303.02
          12/31/06       13,124.08          13,300.36
          01/31/07       13,099.55          13,300.36
          02/28/07       13,259.45          13,390.80
          03/31/07       13,240.95          13,429.64
          04/30/07       13,278.07          13,456.50
          05/31/07       13,253.25          13,455.15
          06/30/07       13,228.36          13,465.91
          07/31/07       13,328.20          13,552.10
          08/31/07       13,434.57          13,627.99
          09/30/07       13,535.02          13,722.02
          10/31/07       13,579.09          13,787.89
          11/30/07       13,680.14          13,894.05
          12/31/07       13,718.14          13,964.91
          01/31/08       13,946.78          14,263.76
          02/28/08       13,666.57          14,074.05
          03/31/08       13,896.47          14,278.13
          04/30/08       13,870.86          14,262.42
          05/31/08       13,902.97          14,312.34
          06/30/08       13,812.85          14,217.88
          07/31/08       13,916.13          14,391.34
          08/31/08       14,077.94          14,526.62
          09/30/08       13,857.37          14,352.30
          10/31/08       13,831.34          14,376.70
          11/30/08       13,929.21          14,603.85
          12/31/08       14,164.63          14,738.20
          01/31/09       14,459.73          15,013.81
          02/28/09       14,354.57          14,986.78
          03/31/09       14,459.92          15,081.20
          04/30/09       14,486.33          15,126.44
          05/31/09       14,519.40          15,146.11
          06/30/09       14,486.26          15,173.37


 AVERAGE ANNUAL PERFORMANCE                        For the Periods Ended
                                                           June 30, 2009
                                Six Month  One Year  Five Year  Ten Year
  Near-Term Tax Free Fund         2.27%     4.88%      3.25%     3.77%
  ----------------------------------------------------------------------
  Barclays Capital 3-Year
    Municipal Bond Index          2.95%     6.72%      3.90%     4.25%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The Barclays Capital 3-Year Municipal Bond Index is a total return benchmark designed for municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million and have a maturity of two to four years. The returns for the index reflect no deduction for fees, expenses or taxes.

  The Adviser has agreed to limit the fund's total operating expenses to 0.45% through September 30, 2009; however, the limitation may be revised at any time by the funds' Board of Trustees.

 TAX FREE FUNDS

 TAX FREE FUND

                         [Tax Free Fund Graph]


                                             Barclays Capital
                                            10-Year Municipal
         Date           Tax Free Fund          Bond Index
         ----           -------------          ----------

       06/30/99          $ 10,000.00          $ 10,000.00
       07/30/99            10,020.34            10,067.10
       08/31/99             9,891.89            10,030.02
       09/30/99             9,888.48            10,063.79
       10/29/99             9,728.96             9,992.72
       11/30/99             9,847.77            10,101.97
       12/31/99             9,741.43            10,049.44
       01/31/00             9,642.97            10,008.39
       02/29/00             9,778.60            10,086.96
       03/31/00            10,038.66            10,283.19
       04/28/00             9,960.15            10,231.54
       05/31/00             9,877.81            10,170.84
       06/30/00            10,156.99            10,447.18
       07/31/00            10,302.47            10,592.11
       08/31/00            10,461.04            10,755.92
       09/29/00            10,382.78            10,706.67
       10/31/00            10,516.40            10,816.21
       11/30/00            10,601.62            10,874.50
       12/31/00            10,885.55            11,130.76
       01/31/01            10,985.09            11,274.45
       02/28/01            11,003.43            11,293.37
       03/30/01            11,100.03            11,389.66
       04/30/01            10,955.97            11,248.55
       05/31/01            11,069.05            11,371.00
       06/30/01            11,153.70            11,438.62
       07/31/01            11,314.23            11,596.24
       08/31/01            11,504.37            11,792.79
       09/30/01            11,453.61            11,777.34
       10/31/01            11,590.30            11,922.71
       11/30/01            11,448.38            11,768.38
       12/31/01            11,300.29            11,645.00
       01/31/02            11,503.24            11,865.09
       02/28/02            11,652.41            12,034.76
       03/31/02            11,395.38            11,786.85
       04/30/02            11,650.43            12,060.30
       05/31/02            11,710.33            12,116.99
       06/30/02            11,843.13            12,267.24
       07/31/02            11,984.12            12,430.39
       08/31/02            12,108.06            12,591.99
       09/30/02            12,352.77            12,892.93
       10/31/02            12,149.51            12,658.28
       11/30/02            12,077.58            12,554.49
       12/31/02            12,317.74            12,829.43
       01/31/03            12,278.07            12,761.43
       02/28/03            12,435.03            12,982.21
       03/31/03            12,422.08            12,988.70
       04/30/03            12,503.97            13,084.81
       05/31/03            12,797.29            13,459.04
       06/30/03            12,730.04            13,394.43
       07/31/03            12,232.92            12,831.87
       08/31/03            12,336.88            12,942.22
       09/30/03            12,675.91            13,378.38
       10/31/03            12,599.80            13,276.70
       11/30/03            12,691.40            13,420.09
       12/31/03            12,771.99            13,562.34
       01/31/04            12,847.72            13,619.30
       02/29/04            13,032.44            13,859.00
       03/31/04            12,968.66            13,780.01
       04/30/04            12,662.24            13,399.68
       05/31/04            12,623.97            13,407.72
       06/30/04            12,571.06            13,451.96
       07/31/04            12,685.54            13,636.26
       08/31/04            12,866.01            13,934.89
       09/30/04            12,919.36            14,008.74
       10/31/04            13,007.45            14,120.81
       11/30/04            12,899.14            13,961.25
       12/31/04            13,044.69            14,125.99
       01/31/05            13,135.67            14,246.06
       02/28/05            13,069.89            14,156.31
       03/31/05            12,987.94            14,031.74
       04/30/05            13,165.24            14,303.95
       05/31/05            13,242.37            14,399.79
       06/30/05            13,297.18            14,483.31
       07/31/05            13,248.65            14,360.20
       08/31/05            13,367.62            14,535.39
       09/30/05            13,289.50            14,404.58
       10/31/05            13,224.19            14,295.10
       11/30/05            13,286.44            14,383.73
       12/31/05            13,407.12            14,514.62
       01/31/06            13,441.25            14,561.07
       02/28/06            13,546.17            14,646.98
       03/31/06            13,463.03            14,496.12
       04/30/06            13,465.26            14,470.02
       05/31/06            13,513.27            14,568.42
       06/30/06            13,470.69            14,502.86
       07/31/06            13,621.36            14,695.75
       08/31/06            13,804.18            14,947.05
       09/30/06            13,882.32            15,056.16
       10/31/06            13,955.03            15,146.50
       11/30/06            14,046.24            15,266.15
       12/31/06            14,011.92            15,194.40
       01/31/07            13,971.76            15,126.03
       02/28/07            14,141.08            15,339.31
       03/31/07            14,112.19            15,308.63
       04/30/07            14,145.82            15,357.61
       05/31/07            14,089.98            15,277.75
       06/30/07            14,029.28            15,195.25
       07/31/07            14,124.14            15,332.01
       08/31/07            14,100.63            15,370.34
       09/30/07            14,309.31            15,576.30
       10/31/07            14,349.52            15,630.82
       11/30/07            14,430.23            15,804.32
       12/31/07            14,479.05            15,848.58
       01/31/08            14,692.89            16,170.30
       02/28/08            14,136.81            15,499.23
       03/31/08            14,498.65            15,897.56
       04/30/08            14,627.71            15,991.36
       05/31/08            14,685.79            16,071.32
       06/30/08            14,525.58            15,904.18
       07/31/08            14,608.37            16,026.64
       08/31/08            14,761.05            16,251.01
       09/30/08            14,231.86            15,661.10
       10/31/08            14,235.55            15,531.11
       11/30/08            14,267.62            15,736.12
       12/31/08            14,557.18            16,087.04
       01/31/09            14,975.76            16,843.13
       02/28/09            14,969.53            16,715.12
       03/31/09            14,975.78            16,636.56
       04/30/09            15,157.64            16,941.01
       05/31/09            15,214.25            17,032.49
       06/30/09            15,061.60            16,792.33

 AVERAGE ANNUAL PERFORMANCE                        For the Periods Ended
                                                           June 30, 2009
                                Six Month  One Year  Five Year  Ten Year
  Tax Free Fund                   3.47%     3.69%      3.68%     4.18%
  ----------------------------------------------------------------------
  Barclays Capital 10-Year
    Municipal Bond Index          4.38%     5.58%      4.53%     5.32%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The Barclays Capital 10-Year Municipal Bond Index is a total return benchmark designed for long-term municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least
  $5 million and have a maturity of 8 to 12 years. The returns for the index reflect no deduction for fees, expenses or taxes.

  The Adviser has agreed to limit the fund's total operating expenses to 0.70% through September 30, 2009; however, the limitation may be revised at any time by the funds' Board of Trustees.

Please visit our website at usfunds.com for updated performance information for different time periods.

PERFORMANCE COMMENTARY

Over the six months ended June 30, 2009, the Near-Term Tax Free Fund posted a 2.27 percent return, while the Tax Free Fund returned 3.47 percent. The Near-Term Tax Free Fund trailed the performance of its benchmark, the Barclays Capital 3-Year Municipal Bond Index, which returned 2.95 percent. The Tax Free Fund trailed the performance of its benchmark, the Barclays Capital 10-Year Municipal Bond Index, which

TAX FREE FUNDS

returned 4.38 percent. Both funds also underperformed their respective Lipper peer groups over the six-month period. The performance difference for the funds was primarily driven by fund credit preferences and secondarily by maturity preferences. Both funds have benefited from a conservative credit profile over the past few years - this led to the peer group outperformance in the past but that trend reversed in the first half of 2009.

THE SIX-MONTH PERIOD IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUNDS

Broadly speaking, the municipal market exhibited strong performance during the first half of 2009, as the Barclays Capital Municipal Bond Index(1) rose 6.43 percent. So far in 2009, we have seen some mean reversion take place and many of the areas that suffered the most in 2008 have bounced the highest in 2009. Year to date, the Barclay's BBB Index has appreciated by more than 17 percent, while the Barclay's AAA Index has risen by about 5 percent. Last year the BBB Index fell by more than 21 percent, while the AAA Index rose 1.6 percent. The fund's conservative credit profile was extremely beneficial last year but has hampered performance so far this year.

Liquidity returned to the market during the first quarter as new-issue volume picked up and markets generally returned to some form of normalcy after a tumultuous fourth quarter. The long end of the municipal yield curve suffered the bulk of the underperformance in the fourth quarter of 2008 and subsequently bounced back the most. Generally speaking, bonds with maturities of 15 years and longer outperformed the index, while short and intermediate maturities underperformed.

Revenue-backed municipals outperformed general-obligation bonds. Generally speaking, credit quality and total returns were highly inversely correlated - high-quality underperformed while low-quality outperformed. Industrial development-backed bonds fared the best, rising by more than 17 percent, followed by housing- and hospital-backed issues. In specialty state trading, Puerto Rico, Ohio and Arizona outperformed, while California, Connecticut and New Jersey underperformed.

The Federal Reserve continued the quantitative easing policies that began in the fourth quarter of 2008 and has pledged to keep interest rates low for an extended period of time.

TAX FREE FUNDS

INVESTMENT HIGHLIGHTS

STRENGTHS

* The funds maintained significant exposure to hospital-backed municipals, which outperformed.

* Both funds were significantly overweight Texas municipals, which outperformed.

* While the funds had exposure to California, the funds were underweight in that category.

WEAKNESSES

* Both funds maintained a conservative credit profile, which negatively impacted performance relative to the benchmark and peer group.

* Both funds avoided the best-performing sectors of the market, which included tobacco, housing and high-yield bonds.

* The funds had limited exposure to the longest maturities, which were the areas that fared best in the first half of 2009.

CURRENT OUTLOOK

OPPORTUNITIES

* California state general-obligation bonds were trading at historically cheap levels. If the state reaches a sensible solution to its budget problems, spreads should tighten significantly.

THREATS

* Deflation concerns were all the rage at the end of the six-month period, but if inflation rears its head in the second half of the year, all fixed-income securities would be at risk.

(1)The Barclays Capital Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market.

TAX FREE FUNDS

 NEAR-TERM TAX FREE FUND
 MUNICIPAL BOND RATINGS                                June 30, 2009
 (BASED ON TOTAL MUNICIPAL BONDS)

                            [Pie Chart]

AA         42.8%
AAA        30.4%
A          21.4%
BBB         3.4%
Not Rated   1.9%
B           0.1%


 TAX FREE FUND
 MUNICIPAL BOND RATINGS                                June 30, 2009
 (BASED ON TOTAL MUNICIPAL BONDS)

                            [Pie Chart]

AAA        38.1%
AA         29.2%
A          24.8%
BBB         6.2%
Not Rated   1.2%
B           0.5%

 ALL AMERICAN EQUITY FUND

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The principal objective of the All American Equity Fund (GBTFX) is to seek capital appreciation by investing primarily in a broadly diversified portfolio of domestic common stocks. The fund invests in large-capitalization stocks, while retaining the flexibility to seek out promising individual stock opportunities. The fund seeks capital appreciation and does not emphasize income.

PERFORMANCE GRAPH

 ALL AMERICAN EQUITY FUND

                  [All American Equity Fund Graph]

                   All American         S&P
        Date       Equity Fund       500 Index
        ----       -----------       ---------
      06/30/99     $ 10,000.00      $ 10,000.00
      07/30/99        9,662.80         9,688.06
      08/31/99        9,537.74         9,640.09
      09/30/99        9,246.54         9,376.15
      10/29/99        9,803.48         9,969.22
      11/30/99        9,946.63        10,171.86
      12/31/99       10,459.28        10,770.59
      01/31/00        9,937.00        10,229.51
      02/29/00        9,723.54        10,036.08
      03/31/00       10,577.82        11,017.26
      04/28/00       10,316.44        10,685.91
      05/31/00       10,020.97        10,467.22
      06/30/00       10,272.35        10,725.31
      07/31/00        9,997.23        10,557.78
      08/31/00       10,661.14        11,213.20
      09/29/00        9,867.64        10,621.37
      10/31/00        9,508.40        10,576.32
      11/30/00        8,443.37         9,743.10
      12/31/00        8,492.09         9,790.89
      01/31/01        8,564.68        10,138.05
      02/28/01        7,522.40         9,214.24
      03/30/01        6,988.78         8,630.84
      04/30/01        7,634.16         9,301.01
      05/31/01        7,590.56         9,363.41
      06/30/01        7,400.14         9,135.60
      07/31/01        7,231.42         9,045.63
      08/31/01        6,687.47         8,479.93
      09/30/01        6,391.05         7,795.21
      10/31/01        6,466.72         7,943.94
      11/30/01        6,856.70         8,553.14
      12/31/01        6,874.17         8,628.12
      01/31/02        6,641.34         8,502.27
      02/28/02        6,478.36         8,338.27
      03/31/02        6,775.22         8,651.87
      04/30/02        6,437.62         8,127.51
      05/31/02        6,888.72         8,067.64
      06/30/02        6,169.87         7,492.91
      07/31/02        5,354.98         6,908.87
      08/31/02        5,453.93         6,954.23
      09/30/02        4,973.73         6,198.44
      10/31/02        5,221.11         6,744.01
      11/30/02        5,241.48         7,140.96
      12/31/02        5,046.49         6,721.44
      01/31/03        4,979.55         6,545.37
      02/28/03        4,898.06         6,447.16
      03/31/03        4,970.82         6,509.75
      04/30/03        5,346.25         7,045.96
      05/31/03        5,584.90         7,417.20
      06/30/03        5,573.26         7,511.81
      07/31/03        5,710.04         7,644.26
      08/31/03        5,905.03         7,793.34
      09/30/03        5,823.54         7,710.58
      10/31/03        6,260.09         8,146.76
      11/30/03        6,484.18         8,218.44
      12/31/03        6,626.79         8,649.45
      01/31/04        6,647.16         8,808.21
      02/29/04        6,734.47         8,930.63
      03/31/04        6,685.00         8,795.90
      04/30/04        6,309.57         8,657.83
      05/31/04        6,388.14         8,776.64
      06/30/04        6,556.94         8,947.30
      07/31/04        6,184.42         8,651.17
      08/31/04        6,169.87         8,686.17
      09/30/04        6,361.95         8,780.24
      10/31/04        6,457.99         8,914.38
      11/30/04        6,847.97         9,275.07
      12/31/04        6,961.48         9,590.70
      01/31/05        6,795.59         9,356.92
      02/28/05        7,042.96         9,553.83
      03/31/05        6,926.55         9,384.65
      04/30/05        6,687.91         9,206.66
      05/31/05        6,958.57         9,499.61
      06/30/05        7,121.54         9,513.10
      07/31/05        7,398.02         9,866.87
      08/31/05        7,380.56         9,776.85
      09/30/05        7,694.88         9,856.03
      10/31/05        7,462.05         9,691.72
      11/30/05        7,779.27        10,058.28
      12/31/05        7,787.95        10,061.78
      01/31/06        8,516.77        10,328.19
      02/28/06        8,180.62        10,356.21
      03/31/06        8,594.11        10,485.13
      04/30/06        8,778.55        10,625.92
      05/31/06        8,249.04        10,320.10
      06/30/06        8,207.39        10,334.09
      07/31/06        8,100.30        10,397.84
      08/31/06        8,150.87        10,645.24
      09/30/06        8,061.63        10,919.57
      10/31/06        8,356.13        11,275.39
      11/30/06        8,790.45        11,489.81
      12/31/06        8,637.41        11,650.98
      01/31/07        8,764.48        11,827.18
      02/28/07        8,750.74        11,595.85
      03/31/07        8,915.59        11,725.55
      04/30/07        9,283.07        12,244.94
      05/31/07        9,695.19        12,672.22
      06/30/07        9,815.39        12,461.70
      07/31/07        9,633.37        12,075.33
      08/31/07        9,544.08        12,256.33
      09/30/07       10,471.36        12,714.71
      10/31/07       11,309.34        12,916.96
      11/30/07       10,564.08        12,376.94
      12/31/07       10,971.77        12,291.07
      01/31/08        9,838.73        11,553.83
      02/28/08        9,842.55        11,178.49
      03/31/08        9,579.32        11,130.22
      04/30/08       10,132.48        11,672.30
      05/31/08       10,605.54        11,823.49
      06/30/08       10,403.34        10,826.72
      07/31/08        9,781.51        10,735.71
      08/31/08        9,461.05        10,891.00
      09/30/08        8,209.75         9,920.54
      10/31/08        7,347.58         8,254.38
      11/30/08        6,481.58         7,662.09
      12/31/08        6,614.08         7,743.62
      01/31/09        6,064.49         7,090.94
      02/28/09        5,522.54         6,335.91
      03/31/09        5,785.88         6,890.90
      04/30/09        6,415.62         7,550.43
      05/31/09        6,587.36         7,972.75
      06/30/09        6,434.70         7,988.56

 AVERAGE ANNUAL PERFORMANCE                         For the Periods Ended
                                                            June 30, 2009
                                Six Month   One Year  Five Year  Ten Year
  All American Equity Fund       (2.71)%    (38.15)%   (0.38)%   (4.31)%
  -----------------------------------------------------------------------
  S&P 500 Index                   3.16%     (26.21)%   (2.24)%   (2.22)%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The returns for the index reflect no deduction for fees, expenses or taxes.

  The Adviser has agreed to limit the fund's total operating expenses to 1.75% through September 30, 2009; however, the limitation may be revised at any time by the funds' Board of Trustees.

Please visit our website at usfunds.com for updated performance information for different time periods.

 ALL AMERICAN EQUITY FUND

THE SIX-MONTH PERIOD IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

As a result of the Federal Reserve's quantitative easing policy, the federal funds rate was unchanged at between 0 and 0.25 percent at the end of the period. First quarter 2009 GDP was a negative 5.5 percent on a quarter-over-quarter basis, indicating that the U.S. remained in the recession that started in December 2007. The unemployment rate continued to deteriorate, reaching 9.5 percent, more than two percentage points higher than its level at the end of 2008.

The Consumer Price Index (including food and energy) fell from 0.1 percent in December 2008 to a negative 1.3 percent in May, while core CPI (excluding food and energy) was flat at 1.8 percent.

Oil prices averaged $52 per barrel over the six-month period and finished at $70. The commodity traded in a range from $34 to $73.

The yield on the 10-year U.S. Treasury note rose from 2.21 percent at the start of the time period to 3.50 percent at the end of June. The rise in rates reflected expectations that the U.S. economy should start to emerge from its recession.

Sector performance was all positive, with information technology advancing the most, followed by materials and consumer discretion. The largest declines were seen in industrials, telecom and financials.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund returned negative 2.71 percent for the six-month period ended June 30, 2009, compared to a positive 3.16 percent return for the S&P 500 Index.

The sectors that helped the fund were technology and materials - the fund was overweight both of these sectors for much of the time period. Also helping the fund was being underweight industrials and telecom, as these were the two worst-performing sectors. The fund was hurt by an early move into financials that did not pan out until the second quarter. In addition, being underrepresented in consumer discretion and healthcare negatively impacted the fund.

The fund ended the time period more cautiously positioned, given the headwinds facing the market and the economy.

 ALL AMERICAN EQUITY FUND

The fund is actively managed, and a holding period is generally not a consideration in investment decisions. Its annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

STRENGTHS

* Information technology was the best-performing sector, and the fund benefited during the time period by owning Apple, Inc.,(1) NVIDIA Corp.(2) and Western Digital Corp.(3) The driving forces behind the sector's outperformance was in part its lack of dependence on some favorable government policy to improve its outlook, as well as a period of inventory restocking after the massive de-stocking that occurred at the end of 2008.

* The materials sector was the second-best performer due to expectations of growing demand as the result of massive global infrastructure spending planned to get the world's economies growing again. The fund benefited by being overweight this sector. Positions held included Potash Corp. of Saskatchewan, Inc.,(4) Freeport-McMoRan Copper and Gold, Inc.(4) and Randgold Resources Ltd.(4)

WEAKNESSES

* One of the worst-performing sectors was financials. The fund was hurt by its early investment in the group. Positions that hurt the fund included Vornado Realty Trust,(4) Franklin Resources, Inc.(4) and Wells Fargo & Co.(4) Within the sector, concerns about solvency were replaced by concerns about restrictive government policies and later the seemingly endless need to raise capital.

* An underweight position in consumer discretion hurt the fund, as it was the third-best performing sector. The decision to underweight the sector was based on a negative outlook for discretionary spending in the current economic environment. In an environment of rising unemployment and stagnant wage growth, consumer spending would be expected to decline. When evidence of "green shoots" in the economy appeared, many of these stocks came back very strongly.

 ALL AMERICAN EQUITY FUND

FUND METRICS

----------------------------------------------------------------------------
                                                     P/E TO
                                          RETURN ON  GROWTH      AVERAGE
                       REVENUE  EARNINGS  EQUITY -   RATIO -     MARKET
                       GROWTH    GROWTH      ROE      PEG    CAPITALIZATION
----------------------------------------------------------------------------
All American Equity                                               $27.7
  Fund                    9%       -9%      19.2%     1.9X       Billion
----------------------------------------------------------------------------
                                                                  $16.2
S&P 500 Index            -8%      -39%      19.0%     1.9X       Billion
----------------------------------------------------------------------------

As of June 30, 2009, the average revenue growth in the last 12 months for the stocks in the fund was 9 percent, compared to negative 8 percent for the stocks in the S&P 500 Index. Earnings growth of the stocks in the fund was a negative 9 percent year over year, while the S&P 500 Index saw earnings growth of negative 39 percent. The fund's holdings also exhibited slightly stronger return on equity, which demonstrated the quality of these companies. Despite higher growth rates, the price-to-projected-earnings-per-share growth rate (PEG ratio) was in line with the S&P 500 Index.

CURRENT OUTLOOK

OPPORTUNITIES

* Interest rates remain at record low levels, making stocks attractive on a relative basis.

* The unprecedented fiscal and monetary response to the current economic weakness appear to be having some positive impact, as a number of "green shoots" appear to be growing.

* Stocks appear cheap on a historical basis, given interest rates and assuming future earnings estimates are accurate.

THREATS

* The Obama administration may continue to take a more active role in regulatory oversight. Periods of increased regulation are in general considered bad for business.

* China has taken steps to diversify away from the dollar, which may lead it to reduce buying of U.S. Treasury securities, which would result in higher interest rates.

(1)This security comprised 4.15% of the total net assets of the fund as of June 30, 2009.

(2)This security comprised 1.71% of the total net assets of the fund as of June 30, 2009.

 ALL AMERICAN EQUITY FUND

(3)This security comprised 1.79% of the total net assets of the fund as of June 30, 2009.

(4)The fund did not hold this security as of June 30, 2009.


 TOP 10 HOLDINGS* (BASED ON NET ASSETS)                June 30, 2009

   APPLE, INC.                                              4.15%
     COMPUTERS
   ---------------------------------------------------------------
   BANK OF AMERICA CORP.                                    3.62%
     BANKS
   ---------------------------------------------------------------
   QUALCOMM, INC.                                           2.75%
     TELECOMMUNICATIONS
   ---------------------------------------------------------------
   PETROLEO BRASILEIRO S.A.                                 2.52%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   CERNER CORP.                                             2.52%
     MEDICAL INFORMATION SYSTEM
   ---------------------------------------------------------------
   THE GOLDMAN SACHS GROUP, INC.                            2.49%
     FINANCIAL SERVICES
   ---------------------------------------------------------------
   SLM CORP.                                                2.43%
     FINANCIAL SERVICES
   ---------------------------------------------------------------
   COPART, INC.                                             2.11%
     RETAIL
   ---------------------------------------------------------------
   ILLUMINA, INC.                                           2.10%
     MEDICAL - BIOMEDICAL
   ---------------------------------------------------------------
   F5 NETWORKS, INC.                                        2.10%
     INTERNET
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  26.79%
   ---------------------------------------------------------------
   * Excluding repurchase agreements, if any.

 ALL AMERICAN EQUITY FUND

 ALL AMERICAN EQUITY FUND
 PORTFOLIO ALLOCATION BY INDUSTRY SECTOR               June 30, 2009
 (INCLUDING CASH AND CASH EQUIVALENTS)

                            [Pie Chart]

Technology               22.1%
Financial Services       19.7%
Cash & Cash Equivalents  17.2%
Energy                   11.6%
Health Care               9.3%
Industrials               5.3%
Consumer Discretion       5.0%
Telecommunications        4.7%
Materials                 3.4%
Consumer Staples          1.7%

 HOLMES GROWTH FUND

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Holmes Growth Fund (ACBGX) focuses on companies with good growth prospects and strong positive earnings momentum. Our primary objective is long-term capital appreciation.

PERFORMANCE GRAPH

 HOLMES GROWTH FUND

                     [Holmes Growth Fund Graph]

                    Holmes Growth      S&P 500          S&P 1500
         Date            Fund           Index            Index
         ----       -------------      -------          --------

       06/30/99      $ 10,000.00     $ 10,000.00      $ 10,000.00
       07/30/99         9,856.37        9,688.06         9,701.85
       08/31/99        10,251.35        9,640.09         9,621.91
       09/30/99        10,439.86        9,376.15         9,364.84
       10/29/99        11,297.13        9,969.22         9,931.49
       11/30/99        12,589.77       10,171.86        10,160.93
       12/31/99        15,929.43       10,770.59        10,765.81
       01/31/00        16,177.68       10,229.51        10,247.08
       02/29/00        21,608.17       10,036.08        10,158.79
       03/31/00        20,516.90       11,017.26        11,097.62
       04/28/00        18,380.91       10,685.91        10,763.65
       05/31/00        16,074.24       10,467.22        10,546.05
       06/30/00        16,860.37       10,725.31        10,810.05
       07/31/00        15,360.52       10,557.78        10,660.11
       08/31/00        17,512.03       11,213.20        11,363.15
       09/29/00        16,193.20       10,621.37        10,805.58
       10/31/00        15,003.66       10,576.32        10,740.73
       11/30/00        12,999.32        9,743.10         9,889.59
       12/31/00        13,185.71        9,790.89        10,016.21
       01/31/01        12,812.92       10,138.05        10,362.32
       02/28/01        11,073.24        9,214.24         9,452.03
       03/30/01        10,099.84        8,630.84         8,849.27
       04/30/01        10,196.49        9,301.01         9,555.41
       05/31/01        10,134.36        9,363.41         9,634.40
       06/30/01         9,865.12        9,135.60         9,430.68
       07/31/01         9,554.46        9,045.63         9,332.33
       08/31/01         9,264.52        8,479.93         8,779.88
       09/30/01         8,864.11        7,795.21         8,026.59
       10/31/01         8,919.34        7,943.94         8,205.91
       11/30/01         9,195.48        8,553.14         8,830.81
       12/31/01         9,588.98        8,628.12         8,951.08
       01/31/02         9,623.50        8,502.27         8,833.56
       02/28/02         9,499.24        8,338.27         8,676.53
       03/31/02         9,851.32        8,651.87         9,036.65
       04/30/02        10,196.49        8,127.51         8,555.09
       05/31/02        10,023.90        8,067.64         8,475.01
       06/30/02         9,354.26        7,492.91         7,876.26
       07/31/02         8,194.47        6,908.87         7,232.72
       08/31/02         7,863.10        6,954.23         7,279.94
       09/30/02         7,787.16        6,198.44         6,516.71
       10/31/02         8,001.17        6,744.01         7,053.56
       11/30/02         8,594.88        7,140.96         7,466.38
       12/31/02         7,718.13        6,721.44         7,044.29
       01/31/03         7,870.01        6,545.37         6,856.51
       02/28/03         7,787.16        6,447.16         6,744.87
       03/31/03         7,435.09        6,509.75         6,808.81
       04/30/03         7,531.73        7,045.96         7,364.23
       05/31/03         7,918.33        7,417.20         7,775.73
       06/30/03         7,952.85        7,511.81         7,878.85
       07/31/03         8,180.67        7,644.26         8,038.43
       08/31/03         8,491.32        7,793.34         8,220.01
       09/30/03         8,422.29        7,710.58         8,124.18
       10/31/03         9,354.26        8,146.76         8,605.13
       11/30/03         9,457.82        8,218.44         8,708.87
       12/31/03         9,395.68        8,649.45         9,127.00
       01/31/04         9,664.92        8,808.21         9,300.60
       02/29/04         9,678.73        8,930.63         9,439.67
       03/31/04         9,692.54        8,795.90         9,322.49
       04/30/04         9,471.62        8,657.83         9,157.08
       05/31/04         9,630.40        8,776.64         9,288.50
       06/30/04         9,920.35        8,947.30         9,484.53
       07/31/04         9,402.59        8,651.17         9,151.62
       08/31/04         9,223.10        8,686.17         9,178.74
       09/30/04         9,733.96        8,780.24         9,306.79
       10/31/04         9,927.25        8,914.38         9,450.79
       11/30/04        10,659.03        9,275.07         9,864.75
       12/31/04        10,948.97        9,590.70        10,202.62
       01/31/05        10,645.22        9,356.92         9,953.90
       02/28/05        10,990.40        9,553.83        10,176.58
       03/31/05        10,686.64        9,384.65         9,999.41
       04/30/05        10,161.97        9,206.66         9,778.29
       05/31/05        10,652.12        9,499.61        10,125.15
       06/30/05        11,018.01        9,513.10        10,171.21
       07/31/05        11,646.23        9,866.87        10,572.48
       08/31/05        11,784.30        9,776.85        10,471.73
       09/30/05        12,088.05        9,856.03        10,556.49
       10/31/05        11,432.22        9,691.72        10,369.83
       11/30/05        11,867.14       10,058.28        10,776.21
       12/31/05        12,012.12       10,061.78        10,782.34
       01/31/06        13,089.06       10,328.19        11,123.09
       02/28/06        12,833.63       10,356.21        11,138.03
       03/31/06        13,365.20       10,485.13        11,306.31
       04/30/06        13,620.64       10,625.92        11,452.24
       05/31/06        12,895.77       10,320.10        11,099.91
       06/30/06        12,806.02       10,334.09        11,113.43
       07/31/06        12,343.48       10,397.84        11,131.05
       08/31/06        12,350.39       10,645.24        11,381.35
       09/30/06        12,260.64       10,919.57        11,649.38
       10/31/06        12,661.05       11,275.39        12,045.36
       11/30/06        13,006.22       11,489.81        12,293.03
       12/31/06        12,771.50       11,650.98        12,440.93
       01/31/07        13,220.23       11,827.18        12,651.77
       02/28/07        13,054.55       11,595.85        12,439.20
       03/31/07        13,309.98       11,725.55        12,585.22
       04/30/07        13,965.81       12,244.94        13,118.97
       05/31/07        14,814.94       12,672.22        13,598.37
       06/30/07        14,932.30       12,461.70        13,367.03
       07/31/07        14,759.72       12,075.33        12,930.93
       08/31/07        14,697.58       12,256.33        13,121.84
       09/30/07        16,168.03       12,714.71        13,589.41
       10/31/07        17,106.91       12,916.96        13,818.85
       11/30/07        16,016.15       12,376.94        13,215.08
       12/31/07        16,651.28       12,291.07        13,130.20
       01/31/08        14,925.40       11,553.83        12,346.47
       02/28/08        15,194.64       11,178.49        11,960.01
       03/31/08        14,573.32       11,130.22        11,906.22
       04/30/08        15,353.42       11,672.30        12,508.70
       05/31/08        16,154.23       11,823.49        12,725.16
       06/30/08        15,795.24       10,826.72        11,672.43
       07/31/08        14,241.95       10,735.71        11,576.86
       08/31/08        13,627.54       10,891.00        11,758.61
       09/30/08        11,791.20        9,920.54        10,704.78
       10/31/08         9,761.57        8,254.38         8,851.04
       11/30/08         8,781.27        7,662.09         8,187.54
       12/31/08         8,829.60        7,743.62         8,311.15
       01/31/09         8,208.28        7,090.94         7,605.58
       02/28/09         7,497.22        6,335.91         6,800.76
       03/31/09         8,194.47        6,890.90         7,395.50
       04/30/09         8,926.24        7,550.43         8,152.96
       05/31/09         9,740.86        7,972.75         8,577.64
       06/30/09         9,588.98        7,988.56         8,601.51

 AVERAGE ANNUAL PERFORMANCE                      For the Periods Ended
                                                         June 30, 2009
                              Six Month  One Year  Five Year  Ten Year
Holmes Growth Fund              8.60%    (39.29)%   (0.68)%   (0.42)%
----------------------------------------------------------------------
S&P 500 Index                   3.16%    (26.21)%   (2.24)%   (2.22)%
----------------------------------------------------------------------
S&P 1500 Index                  3.49%    (26.31)%   (1.93)%   (1.49)%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The S&P 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. The returns for the indexes reflect no deduction for fees, expenses or taxes.

The Adviser has agreed to limit the fund's total operating expenses to 1.75% through September 30, 2009; however, the limitation may be revised at any time by the funds' Board of Trustees.

Please visit our website at usfunds.com for updated performance information for different time periods.

 HOLMES GROWTH FUND

THE SIX-MONTH PERIOD IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The U.S economy has officially been in recession since December 2007. After reporting declines in GDP of 0.5 percent in the third quarter of 2008 and 6.3 percent in the fourth quarter of 2008, the recession continued into 2009. The first quarter saw a GDP decline of 5.5 percent and it's likely that the second quarter report will also be negative. Some economists are forecasting that third quarter GDP may turn positive.

As a result of the recession and its associated stress on the financial system, the government has instituted significant monetary and fiscal responses to aid the economy. The monetary response included a quantitative easing policy by the Federal Reserve, which has targeted the federal funds rate between zero and 0.25 percent. This has resulted in low short-term interest rates. Fiscal responses include the $787 billion stimulus bill passed by Congress and signed by President Obama in February.

Inflation remained low near the end of the period, with the Consumer Price Index for all items being negative 1.3 percent for the 12 months ended in May 2009. Falling energy prices accounted for much of the negative reading. Excluding food and energy, CPI rose 1.8 percent.

The employment picture continued to worsen. Unemployment rose to a 26-year high of 9.5 percent in June. In December 2008, the jobless level was 7.2 percent.

The yield on the 10-year Treasury note ended the period at 3.54 percent, up from 2.21 percent at the end of December. The increase in rates came as investors formed expectations that the economy would begin to recover from the recession.

Stock market performance was marked by extreme swings over the six-month period. The S&P 500 Index began the year at 903 and then proceeded to fall 25 percent in the next 10 weeks, closing at 677 on March 9. That was followed by a 36 percent recovery to 919 at the end of June.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund returned a positive 8.60 percent for the six-month time period, compared to a positive 3.49 percent return for the benchmark S&P 1500 Index.

 HOLMES GROWTH FUND

The fund benefited from being overweight in the technology, materials and consumer discretion sectors. These were the three best-performing S&P sectors over the period. Also benefiting the fund was its underweighting in the financial, telecom services and industrial sectors, which were the three worst-performing sectors.

Our investment approach combines top-down and bottom-up analyses. The top-down aspect reviews global trends that include economic outlooks, political and legislative environment, government policy changes, socioeconomic trends, currency effects and other macro items. The bottom-up analysis emphasizes companies that we believe have prospects to generate long-term, sustainable growth in cash flow and relatively high returns on capital.

From a fund construction viewpoint, at June 30, 2009, the fund was defensively positioned with a significant presence in cash equivalents and a position in covered calls.

STRENGTHS

* Information technology was the best-performing sector, and the fund benefited during this time period by owning Shanda
  Interactive Entertainment Ltd.(1) and Activision Blizzard, Inc.(2) These two stocks benefited from consumer interest in interactive gaming.

* The materials sector was the second-best performing group due to investor expectations that the global economy would begin to recover in the near future. The fund benefited from ADR positions in Gold Fields Ltd.(3) and Randgold Resources Ltd.,(4) as the price of gold increased during the period.

WEAKNESSES

* The financial sector was the worst-performing sector. Financial stocks that hurt the fund's performance in the period were Vornado Realty Trust(4) and Wells Fargo & Co.(4) These companies were negatively affected by investor concern over the condition of the financial system in general during the early part of the period.

* Telecom was the second-worst performing sector. Although the fund benefited overall from being underweight this sector during the period, the fund was negatively affected by holdings of AT&T, Inc.(4) and China Mobile Ltd.(4) during the period.

 HOLMES GROWTH FUND

FUND METRICS

--------------------------------------------------------------------------
                                           RETURN   P/E TO
                                             ON     GROWTH     AVERAGE
                       REVENUE  EARNINGS  EQUITY -  RATIO -    MARKET
                       GROWTH    GROWTH     ROE      PEG    CAPITALIZATION
--------------------------------------------------------------------------
Holmes Growth Fund      13.3%     -13%     15.3%     1.3X    $18.5 Billion
--------------------------------------------------------------------------
S&P 1500 Index          13.1%     -31%     12.7%     1.6X    $63.5 Billion
--------------------------------------------------------------------------

As of June 30, 2009, the average revenue growth for the stocks in the fund was a positive 13.3 percent year over year, slightly higher than the stocks in the S&P 1500 Index. Earnings growth of the stocks in the fund was a negative 13 percent, while the S&P 1500 Index saw earnings growth of negative 31 percent. The fund's holdings exhibited a higher return on equity. Despite these higher growth rates, the price-to-projected-earnings-per-share growth rate (PEG ratio) is less than that of the S&P 1500 Index (1.3x for the fund compared to 1.6x for the index).

CURRENT OUTLOOK

OPPORTUNITIES

* If some estimates for a positive GDP report in the third quarter prove to be true, the stock market should begin to reflect this as confirming economic data flows in during the quarter.

* The unprecedented fiscal and monetary response to the current economic weakness could begin to have a beneficial impact in the second half of the year.

* With the S&P 500 around the 919 level at the end of June, stocks appear to be reasonably priced at about 15.9 times the analyst consensus estimates for 2009 earnings.

THREATS

* If second-quarter earnings prove disappointing, it would be a negative for stock prices.

* Should investors' expectations for an improving economy not come to fruition on a reasonable time frame, it could be a threat to stock prices.

(1)This security comprised 2.20% of the total net assets of the fund as of June 30, 2009.

(2)This security comprised 2.07% of the total net assets of the fund as of June 30, 2009.

(3)This security comprised 1.73% of the total net assets of the fund as of June 30, 2009.

(4)The fund did not hold this security as of June 30, 2009.

 HOLMES GROWTH FUND

 TOP 10 HOLDINGS* (BASED ON NET ASSETS)                June 30, 2009

   NEWFOUNDLAND CAPITAL CORP. LTD.                          7.51%
     RADIO
   ---------------------------------------------------------------
   CYBERPLEX, INC.                                          2.73%
     E-COMMERCE
   ---------------------------------------------------------------
   GENERAL CABLE CORP.                                      2.63%
     CABLE & WIRE PRODUCTS
   ---------------------------------------------------------------
   BANK OF AMERICA CORP.                                    2.59%
     BANKS
   ---------------------------------------------------------------
   PETROLEO BRASILEIRO S.A.                                 2.52%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   THE GOLDMAN SACHS GROUP, INC.                            2.48%
     FINANCIAL SERVICES
   ---------------------------------------------------------------
   SHANDA INTERACTIVE ENTERTAINMENT LTD.                    2.20%
     INTERNET
   ---------------------------------------------------------------
   ILLUMINA, INC.                                           2.18%
     MEDICAL - BIOMEDICAL
   ---------------------------------------------------------------
   AMAZON.COM, INC.                                         2.11%
     E-COMMERCE
   ---------------------------------------------------------------
   HELMERICH & PAYNE, INC.                                  2.08%
     OIL & GAS DRILLING
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  29.03%
   ---------------------------------------------------------------
   * Excluding repurchase agreements, if any.

 HOLMES GROWTH FUND

 HOLMES GROWTH FUND
 PORTFOLIO ALLOCATION BY INDUSTRY SECTOR               June 30, 2009
 (INCLUDING CASH AND CASH EQUIVALENTS)

                            [Pie Chart]

Technology                 17.9%
Consumer Discretion        16.4%
Cash & Cash Equivalents    15.7%
Energy                     13.6%
Financial Services         11.8%
Industrial                  8.5%
Health Care                 8.2%
Materials                   5.7%
Other                       2.2%

 GLOBAL MEGATRENDS FUND

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Global MegaTrends Fund (MEGAX) focuses on companies that are well positioned to benefit from future investments in global infrastructure, both in the private and public sectors. The fund considers a broad range of investable opportunities, including publicly traded infrastructure assets (such as airports and toll roads), select utilities, construction and engineering firms, telecom operators, select companies in the alternative energy space, and companies in the steel, cement and raw materials sectors.

PERFORMANCE GRAPH

 GLOBAL MEGATRENDS FUND

               [Global MegaTrends Fund Graph]

                    Global MegaTrends       S&P 500
         Date              Fund              Index
         ----       -----------------       -------

       06/30/99       $ 10,000.00       $ 10,000.00
       07/30/99          9,963.80          9,688.06
       08/31/99         10,009.05          9,640.09
       09/30/99          9,592.76          9,376.15
       10/29/99          9,737.56          9,969.22
       11/30/99          9,936.65         10,171.86
       12/31/99         10,811.23         10,770.59
       01/31/00         10,270.67         10,229.51
       02/29/00         10,360.76         10,036.08
       03/31/00         11,592.04         11,017.26
       04/28/00         11,552.00         10,685.91
       05/31/00         11,792.25         10,467.22
       06/30/00         11,331.77         10,725.31
       07/31/00         11,662.12         10,557.78
       08/31/00         12,573.06         11,213.20
       09/29/00         12,362.84         10,621.37
       10/31/00         12,382.86         10,576.32
       11/30/00         11,739.56          9,743.10
       12/31/00         12,617.80          9,790.89
       01/31/01         13,029.13         10,138.05
       02/28/01         12,551.10          9,214.24
       03/30/01         11,884.08          8,630.84
       04/30/01         12,962.43          9,301.01
       05/31/01         13,040.25          9,363.41
       06/30/01         12,473.28          9,135.60
       07/31/01         11,772.91          9,045.63
       08/31/01         10,683.44          8,479.93
       09/30/01          9,627.33          7,795.21
       10/31/01         10,227.65          7,943.94
       11/30/01         10,538.92          8,553.14
       12/31/01         11,016.95          8,628.12
       01/31/02         10,150.99          8,502.27
       02/28/02          9,790.18          8,338.27
       03/31/02         10,692.22          8,651.87
       04/30/02         10,355.46          8,127.51
       05/31/02         10,211.13          8,067.64
       06/30/02          9,092.60          7,492.91
       07/31/02          7,745.54          6,908.87
       08/31/02          8,178.53          6,954.23
       09/30/02          7,529.05          6,198.44
       10/31/02          7,962.03          6,744.01
       11/30/02          8,046.23          7,140.96
       12/31/02          7,695.72          6,721.44
       01/31/03          7,840.92          6,545.37
       02/28/03          7,840.92          6,447.16
       03/31/03          7,647.32          6,509.75
       04/30/03          8,058.73          7,045.96
       05/31/03          8,821.04          7,417.20
       06/30/03          8,990.44          7,511.81
       07/31/03          9,147.75          7,644.26
       08/31/03          9,692.25          7,793.34
       09/30/03          9,426.05          7,710.58
       10/31/03          9,982.66          8,146.76
       11/30/03         10,369.86          8,218.44
       12/31/03         11,097.51          8,649.45
       01/31/04         10,925.84          8,808.21
       02/29/04         11,318.24          8,930.63
       03/31/04         11,281.45          8,795.90
       04/30/04         10,938.10          8,657.83
       05/31/04         11,036.20          8,776.64
       06/30/04         11,244.66          8,947.30
       07/31/04         10,999.41          8,651.17
       08/31/04         11,023.94          8,686.17
       09/30/04         11,293.71          8,780.24
       10/31/04         11,281.45          8,914.38
       11/30/04         11,637.06          9,275.07
       12/31/04         11,992.67          9,590.70
       01/31/05         11,698.37          9,356.92
       02/28/05         12,078.51          9,553.83
       03/31/05         11,686.11          9,384.65
       04/30/05         11,514.44          9,206.66
       05/31/05         11,796.47          9,499.61
       06/30/05         12,066.25          9,513.10
       07/31/05         12,483.17          9,866.87
       08/31/05         12,752.94          9,776.85
       09/30/05         12,961.40          9,856.03
       10/31/05         12,630.32          9,691.72
       11/30/05         13,292.49         10,058.28
       12/31/05         13,417.78         10,061.78
       01/31/06         13,833.93         10,328.19
       02/28/06         13,405.17         10,356.21
       03/31/06         13,606.94         10,485.13
       04/30/06         13,783.49         10,625.92
       05/31/06         13,405.17         10,320.10
       06/30/06         13,405.17         10,334.09
       07/31/06         13,329.50         10,397.84
       08/31/06         13,493.44         10,645.24
       09/30/06         13,480.83         10,919.57
       10/31/06         13,960.04         11,275.39
       11/30/06         14,174.42         11,489.81
       12/31/06         14,093.66         11,650.98
       01/31/07         14,080.03         11,827.18
       02/28/07         13,780.16         11,595.85
       03/31/07         14,052.77         11,725.55
       04/30/07         14,802.43         12,244.94
       05/31/07         15,252.23         12,672.22
       06/30/07         15,252.23         12,461.70
       07/31/07         15,224.97         12,075.33
       08/31/07         15,470.31         12,256.33
       09/30/07         16,492.58         12,714.71
       10/31/07         17,378.54         12,916.96
       11/30/07         17,105.94         12,376.94
       12/31/07         17,551.56         12,291.07
       01/31/08         16,075.53         11,553.83
       02/28/08         16,367.81         11,178.49
       03/31/08         15,900.16         11,130.22
       04/30/08         17,010.83         11,672.30
       05/31/08         17,887.68         11,823.49
       06/30/08         17,040.06         10,826.72
       07/31/08         15,768.63         10,735.71
       08/31/08         15,227.91         10,891.00
       09/30/08         12,509.69          9,920.54
       10/31/08          9,645.32          8,254.38
       11/30/08          9,031.53          7,662.09
       12/31/08          9,188.18          7,743.62
       01/31/09          8,515.16          7,090.94
       02/28/09          7,695.83          6,335.91
       03/31/09          8,090.86          6,890.90
       04/30/09          9,100.39          7,550.43
       05/31/09         10,490.33          7,972.75
       06/30/09         10,256.23          7,988.56

 AVERAGE ANNUAL PERFORMANCE                        For the Periods Ended
                                                           June 30, 2009
                               Six Month  One Year  Five Year   Ten Year
Global MegaTrends Fund          11.62%    (39.81)%   (1.82)%     0.25%
------------------------------------------------------------------------
S&P 500 Index                    3.16%    (26.21)%   (2.24)%    (2.22)%
------------------------------------------------------------------------
S&P Global Infrastructure
  Index                          2.22%    (31.59)%    8.87%       n/a

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The S&P Global
Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastruc-ture universe. The index has balanced weights across three distinct infrastructure clusters: utilities, transportation and energy. The index commenced November 2001; it is not included in the graph as it had less than the full period of data. The returns for the indexes reflect no deduction for fees, expenses or taxes.

The Adviser has agreed to limit the fund's total operating expenses to 1.85% through September 30, 2009; however, the limitation may be revised at any time by the funds' Board of Trustees.

Please visit our website at usfunds.com for updated performance information for different time periods.

 GLOBAL MEGATRENDS FUND

THE SIX-MONTH PERIOD IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The first half of 2009 was a tale of two markets.

The first market ran through early March and was characterized by a gloom-and-doom outlook for the economy despite President Obama having taken office with promises to get the economy growing again.

The turning point occurred as the market found a bottom in early March, which coincided with the Federal Reserve's decision to adopt a quantitative easing policy. This period was characterized by a much more optimistic market outlook as stocks rallied even in the face of bad news. We ended the period with a growing number of headwinds as uncertainty surrounded the upcoming earnings season.

The infrastructure theme remained intact as many governments responded to the economic slowdown by investing in their national infrastructure. These policies are viewed by many as not only positive short-term job generators, but also creators of the long-term foundation of industrialized societies.

The $787 billion American Recovery and Reinvestment Act earmarked more than $70 billion for infrastructure spending. China dedicated 72 percent of its $586 billion fiscal stimulus measure toward infrastructure. Many projects were moving forward. This stimulus will likely sustain projects through 2010.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund had an 11.62 percent return in the six-month period ended June 30, 2009, compared to a 3.16 percent return for the S&P 500
Index and a 2.22 percent return for the S&P Global Infrastructure
Index.

STRENGTHS

* Some of the fund's top performance contributors were international stocks. Lonking Holdings Ltd.,(1) a maker of construction machinery, advanced 86 percent as a direct beneficiary of China's infrastructure spending plans. China High Speed Transmission Equipment Group Co., Ltd.(2) gained 67 percent. This company manufactures transmission components for wind turbines and should benefit from China's growing emphasis on clean energy technology.

 GLOBAL MEGATRENDS FUND

* In general, the fund's overseas holdings significantly outperformed the domestic holdings. Brazil's Bovespa Index(3)
  gained 63 percent and the Hang Seng Composite Index(4) rose 34 percent, both far surpassing the S&P 500 Index's 3 percent advance.

* The fund was significantly underweight the financial sector, which was among the worst-performing sectors of the S&P 500.

WEAKNESSES

* Telecom was a poor-performing sector in the S&P 500 and most of the fund's telecom stocks were a drag on performance. These included China Mobile Ltd.,(5) NTT DoCoMo, Inc.,(5) AT&T, Inc.(5) and America Movil.(5) Much of this underperformance can be attributed to a rotation away from "safe" sectors like telecom to take on more risk in an effort to bolster returns.

* Political volatility in Russia and general weakness across emerging markets like China and Brazil affected some of the fund's holdings.

CURRENT OUTLOOK

We believe that the infrastructure theme will be prominent for many years to come due to the continuing trend toward population growth and urbanization, particularly in emerging nations. In developed countries, decades of underinvestment in infrastructure assets have resulted in a significant deterioration of existing infrastructure.

We are encouraged by the awareness of the political leaders around the world that investments in infrastructure are needed to sustain economic growth and competitiveness.

In addition, growing recognition of the need for alternative energy sources will continue despite the decline in crude oil prices from 2008's all-time highs. The U.S. Senate overwhelmingly approved tax credits for solar and wind power in late 2008, which likely will encourage continued investment in this sector.

OPPORTUNITIES

* China remains at the forefront of the infrastructure boom and will likely be a rich source of potential investments for years to come.

* Although the lower oil price may change the relative attractiveness of wind and solar, we believe investments in alternative energy sources will gain traction due to a global need for additional power.

 GLOBAL MEGATRENDS FUND

* Improved water infrastructure will be crucial as emerging economies develop. Opportunities in this space are currently limited, but they offer significant potential.

THREATS

* While many countries remain committed to improving their infrastructure, credit conditions remain tight and generally more difficult and expensive to obtain.

* Emerging markets have been extremely volatile over the past year, which makes for challenging investment conditions.

* Government subsidies are still required for a sustainable development of alternative energy. This support could change with the political climate.

(1)This security comprised 0.68% of the fund's total net assets as of June 30, 2009.

(2)This security comprised 2.44% of the fund's total net assets as of June 30, 2009.

(3)The Bovespa Index is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

(4)The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Stock
   Exchange of Hong Kong, based on average market capitalization for the twelve months.

(5)The fund did not hold this security as of June 30, 2009.

 GLOBAL MEGATRENDS FUND

 TOP 10 HOLDINGS* (BASED ON NET ASSETS)                June 30, 2009

   FPL GROUP, INC.                                          4.39%
     ELECTRIC UTILITIES
   ---------------------------------------------------------------
   GRUPO AEROPORTUARIO DEL SURESTE S.A.B. DE C.V.           3.01%
     AIRPORTS
   ---------------------------------------------------------------
   GERDAU S.A.                                              2.57%
     STEEL MANUFACTURING
   ---------------------------------------------------------------
   CHINA HIGH SPEED TRANSMISSION
   EQUIPMENT GROUP CO., LTD.                                2.44%
     ELECTRONICS & COMPONENTS
   ---------------------------------------------------------------
   FLUOR CORP.                                              2.43%
     ENGINEERING/RESEARCH & DEVELOPMENT
   ---------------------------------------------------------------
   FIRST SOLAR, INC.                                        2.27%
     ENERGY
   ---------------------------------------------------------------
   COMPANIA DE CONCESSOES RODOVIARIAS                       2.25%
     PUBLIC THOROUGHFARES
   ---------------------------------------------------------------
   MAANSHAN IRON AND STEEL CO., LTD.                        2.20%
     STEEL MANUFACTURING
   ---------------------------------------------------------------
   EXELON CORP.                                             2.16%
     ELECTRIC UTILITIES
   ---------------------------------------------------------------
   CPFL ENERGIA S.A.                                        2.12%
     ELECTRIC GENERATION
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  25.84%
   ---------------------------------------------------------------
   * Excluding repurchase agreements, if any.

 GLOBAL MEGATRENDS FUND

 GLOBAL MEGATRENDS FUND
 PORTFOLIO ALLOCATION BY INDUSTRY SECTOR               June 30, 2009
 (INCLUDING CASH AND CASH EQUIVALENTS)

                            [Pie Chart]

Industrials                43.4%
Cash & Cash Equivalents    18.7%
Utilities                  16.4%
Materials                  12.4%
Communications              3.6%
Other                       3.3%
Technology                  2.2%

 GLOBAL RESOURCES FUND

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Global Resources Fund (PSPFX) is a diversified natural resources fund with the principal objective of achieving long-term growth of capital while providing protection against inflation and monetary instability. The fund invests globally in companies involved in the exploration, production, transportation and processing of petroleum, natural gas, industrial commodities, metals, minerals and forestry.

PERFORMANCE GRAPH

 GLOBAL RESOURCES FUND

                    [Global Resources Fund Graph]

                                                 Morgan Stanley
                Global             S&P 500     Commodity Related
  Date       Resources Fund         Index        Equity Index
  ----       --------------         -----        ------------
06/30/99     $ 10,000.00         $ 10,000.00     $ 10,000.00
07/30/99       10,024.94            9,688.06        9,760.13
08/31/99        9,900.25            9,640.09       10,003.36
09/30/99        9,551.12            9,376.15       10,110.13
10/29/99        9,351.62            9,969.22        9,741.49
11/30/99        9,376.56           10,171.86        9,641.24
12/31/99        9,825.44           10,770.59       10,156.23
01/31/00        9,501.25           10,229.51        9,333.49
02/29/00        8,977.56           10,036.08        8,745.84
03/31/00        9,950.12           11,017.26        9,810.99
04/28/00        9,800.50           10,685.91        9,822.77
05/31/00       10,299.25           10,467.22       10,537.71
06/30/00        9,675.81           10,725.31        9,653.51
07/31/00        9,501.25           10,557.78        9,395.33
08/31/00       10,548.63           11,213.20       10,117.82
09/29/00       10,523.69           10,621.37        9,722.78
10/31/00       10,124.69           10,576.32       10,005.84
11/30/00        9,625.94            9,743.10       10,275.18
12/31/00       10,872.82            9,790.89       11,957.48
01/31/01       10,523.69           10,138.05       11,295.09
02/28/01       10,349.13            9,214.24       11,337.28
03/30/01       10,199.50            8,630.84       10,642.45
04/30/01       11,122.19            9,301.01       11,770.06
05/31/01       10,997.51            9,363.41       12,111.54
06/30/01       10,000.00            9,135.60       11,542.33
07/31/01        9,601.00            9,045.63       11,884.38
08/31/01        9,251.87            8,479.93       11,806.65
09/30/01        8,653.37            7,795.21       10,744.57
10/31/01        9,226.93            7,943.94       11,204.89
11/30/01        9,301.75            8,553.14       11,696.22
12/31/01        9,401.50            8,628.12       11,979.49
01/31/02        9,426.43            8,502.27       12,325.61
02/28/02        9,950.12            8,338.27       12,719.59
03/31/02       10,872.82            8,651.87       13,328.64
04/30/02       11,546.13            8,127.51       13,110.51
05/31/02       13,890.27            8,067.64       13,642.42
06/30/02       12,294.26            7,492.91       13,172.68
07/31/02        9,551.12            6,908.87       11,317.18
08/31/02       10,024.94            6,954.23       11,567.81
09/30/02        9,825.44            6,198.44       10,796.30
10/31/02        9,177.06            6,744.01       10,968.92
11/30/02        9,526.18            7,140.96       11,618.06
12/31/02       11,073.56            6,721.44       11,533.35
01/31/03       11,709.97            6,545.37       11,344.01
02/28/03       11,939.08            6,447.16       11,209.04
03/31/03       11,531.77            6,509.75       10,761.68
04/30/03       11,506.32            7,045.96       11,232.43
05/31/03       12,855.51            7,417.20       12,358.52
06/30/03       13,084.62            7,511.81       12,742.67
07/31/03       13,721.03            7,644.26       12,842.65
08/31/03       15,452.07            7,793.34       13,748.47
09/30/03       16,266.67            7,710.58       13,688.39
10/31/03       18,965.06            8,146.76       14,759.86
11/30/03       20,466.99            8,218.44       15,201.83
12/31/03       22,098.49            8,649.45       16,909.48
01/31/04       21,633.26            8,808.21       16,573.35
02/29/04       22,770.49            8,930.63       17,758.41
03/31/04       23,364.95            8,795.90       18,009.30
04/30/04       21,090.49            8,657.83       16,938.97
05/31/04       21,116.34            8,776.64       17,243.91
06/30/04       21,684.95            8,947.30       18,375.46
07/31/04       21,788.34            8,651.17       18,402.47
08/31/04       21,840.03            8,686.17       18,525.54
09/30/04       24,967.42            8,780.24       20,000.07
10/31/04       25,716.96            8,914.38       19,879.02
11/30/04       28,947.73            9,275.07       21,611.96
12/31/04       28,819.18            9,590.70       21,304.40
01/31/05       29,011.13            9,356.92       20,924.26
02/28/05       34,769.48            9,553.83       22,770.89
03/31/05       34,358.17            9,384.65       21,938.18
04/30/05       31,725.78            9,206.66       20,391.61
05/31/05       32,082.25            9,499.61       20,622.28
06/30/05       34,742.06            9,513.10       21,466.70
07/31/05       37,045.40            9,866.87       23,037.89
08/31/05       39,513.27            9,776.85       23,657.84
09/30/05       42,831.17            9,856.03       24,792.59
10/31/05       39,129.38            9,691.72       23,413.35
11/30/05       40,500.41           10,058.28       24,680.62
12/31/05       42,932.39           10,061.78       25,974.95
01/31/06       49,932.56           10,328.19       29,448.24
02/28/06       46,838.07           10,356.21       27,447.26
03/31/06       50,383.22           10,485.13       28,643.28
04/30/06       55,220.25           10,625.92       30,993.80
05/31/06       51,855.36           10,320.10       30,406.56
06/30/06       51,735.18           10,334.09       30,142.72
07/31/06       52,005.58           10,397.84       30,296.21
08/31/06       51,494.84           10,645.24       29,731.88
09/30/06       46,717.89           10,919.57       28,585.21
10/31/06       49,752.30           11,275.39       30,413.67
11/30/06       53,237.37           11,489.81       32,773.58
12/31/06       52,457.18           11,650.98       32,041.98
01/31/07       51,608.81           11,827.18       32,957.29
02/28/07       51,926.95           11,595.85       33,251.04
03/31/07       54,047.86           11,725.55       34,003.61
04/30/07       57,759.45           12,244.94       35,808.79
05/31/07       61,506.39           12,672.22       39,088.41
06/30/07       62,566.85           12,461.70       39,387.56
07/31/07       63,203.12           12,075.33       39,731.65
08/31/07       60,092.45           12,256.33       39,460.00
09/30/07       68,823.53           12,714.71       43,037.25
10/31/07       76,140.67           12,916.96       45,296.92
11/30/07       69,565.85           12,376.94       42,969.34
12/31/07       73,414.27           12,291.07       46,533.04
01/31/08       68,128.44           11,553.83       43,549.76
02/28/08       74,295.24           11,178.49       46,631.91
03/31/08       69,386.98           11,130.22       45,229.55
04/30/08       74,169.39           11,672.30       48,678.12
05/31/08       82,643.50           11,823.49       51,586.54
06/30/08       86,083.48           10,826.72       51,320.66
07/31/08       68,547.96           10,735.71       46,867.21
08/31/08       62,590.91           10,891.00       44,563.92
09/30/08       46,649.53            9,920.54       37,460.43
10/31/08       33,267.15            8,254.38       25,906.14
11/30/08       29,785.22            7,662.09       26,001.42
12/31/08       27,805.20            7,743.62       27,356.40
01/31/09       27,963.78            7,090.94       25,976.38
02/28/09       26,430.80            6,335.91       23,746.60
03/31/09       28,809.57            6,890.90       26,241.13
04/30/09       32,086.99            7,550.43       29,611.54
05/31/09       38,060.35            7,972.75       34,704.31
06/30/09       34,888.65            7,988.56       32,602.06

 AVERAGE ANNUAL PERFORMANCE                          For the Periods Ended
                                                             June 30, 2009
                                 Six Month  One Year  Five Year   Ten Year
  Global Resources Fund           25.48%    (59.47)%    9.97%     13.30%
  ------------------------------------------------------------------------
  S&P 500 Index                    3.16%    (26.21)%   (2.24)%    (2.22)%
  ------------------------------------------------------------------------
  Morgan Stanley Commodity
    Related Equity Index          19.18%    (36.47)%   12.14%     12.53%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Morgan Stanley
  Commodity Related Equity Index is an equal-dollar weighted index based on shares of widely held companies involved in commodity-related industries such as energy, non-ferrous metals, agriculture and forest products. The returns for the indexes reflect no deduction for fees, expenses or taxes.

  The Adviser has agreed to limit the fund's total operating expenses to 1.50% through September 30, 2009; however, the limitation may be revised at any time by the funds' Board of Trustees.

Please visit our website at usfunds.com for updated performance information for different time periods.

 GLOBAL RESOURCES FUND

THE SIX-MONTH PERIOD IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The U.S. government implemented its $787 billion stimulus package in the first quarter, and the emergence of "green shoots" at the beginning of the second quarter provided a catalyst that drove commodities and natural resources equities higher. U.S. economic data showed significant improvement as the six-month period progressed. Industry surveys and high frequency employment data suggest the economy is on a path to recovery.

Globally, economic growth was strongest in Asia -- second-quarter GDP was expected to expand at a 5 percent annual rate. This growth was in response to strong policy measures, recovering export demand and the end of inventory de-stocking. China's economy has been particularly resilient. It remained an important factor for commodities demand as the largest incremental consumer of many commodities. In the first half of the year, China was an aggressive buyer of key commodities, including copper, iron ore and crude oil.

Improved investor sentiment and prospects for stronger growth abroad spurred money flows into emerging markets and commodity currencies, which led the recovery in the first half of the year. The MSCI Emerging Markets Total Net Return Index(1) gained 36.01 percent, far in excess of the S&P 500 Index's 3.16 percent return.

INVESTMENT HIGHLIGHTS

OVERVIEW

In the first half of 2009, the Global Resources Fund returned 25.48 percent and outperformed its benchmark, the Morgan Stanley Commodity Related Equity Index (CRX), by 6 percentage points. The fund was also in the top third of its Lipper peer group. The fund has been able to achieve superior returns in 2009 with significantly lower daily volatility (2.6 percent) than the CRX benchmark (3.0 percent).

In the second quarter the fund gained 21.1 percent, its eighth-best quarterly return since its inception in 1983. A return by investors into core themes involving emerging markets and commodities greatly enhanced returns. Additionally, an increase in risk appetite by investors allowed many capital-starved companies to access debt and equity markets for the first time since the summer of 2008. Broad equity markets also rebounded strongly during the second quarter, with the S&P 500 Index returning 15.9 percent.

 GLOBAL RESOURCES FUND

STRENGTHS

* The Reuters/Jefferies CRB Commodity Price Index(2) (commodities) gained 8.90 percent in the first half of 2009. Crude oil led the way with a $25 advance to finish the quarter at $70 per barrel, which is still 50 percent below the price from a year ago. The fund benefited from exposure to high impact crude oil exploration and production companies such as Pacific Rubiales Energy Corp.,(3) which gained more than 350 percent from very depressed levels in the period.

* The price of copper gained nearly 60 percent in 2009, driven almost entirely by Chinese demand. Copper imports into China have been at record levels of approximately 300,000 tons per month for most of 2009. The fund's core position in Freeport McMoRan Copper & Gold Inc.(4) gained 105 percent in the first six months of 2009.

* Brazil's currency, the real, was up 18 percent in the period. This helped the fund's Latin American bellwethers, Petroleo Brasileiro S.A.(5) and Vale S.A.(6) deliver returns of 69 percent and 48 percent, respectively, in the first half of 2009.

* With approximately a third of the fund's holdings invested in Canadian companies, the fund benefited from a rebound in the Canadian dollar (up 4.6 percent) and the Toronto Stock Exchange
  (up 18.7 percent) by mid-year.

WEAKNESSES

* The price of natural gas declined nearly 32 percent in the period. This was largely due to weak industrial demand and strong production gains from emerging shale discoveries. Related gas equities represented by the AMEX Natural Gas Index(7) underperformed the CRX benchmark by roughly 8 percentage points.

* Refining stocks also lagged the energy sector in response to weak product margins and still recovering gasoline demand. The S&P Supercomposite Oil & Gas Refining & Marketing Index(8) declined 21 percent in the first half of the year. This weakness also weighed on the major integrated producers, which fell 4 percent in the period.

* Despite strong relative performance in the beginning of the year, gold and precious metals equities underperformed the CRX benchmark by 7.5 percentage points as investor sentiment improved with respect to the economy and the general equity market.

* The fund's limited weighting in forest and paper stocks weighed on relative performance, as the group outperformed our CRX benchmark.

 GLOBAL RESOURCES FUND

CURRENT OUTLOOK

OPPORTUNITIES

* Global energy demand is expected to increase 44 percent over the next two decades, according to the U.S. Energy Information Administration. The EIA forecasts the price of crude oil to rise from an average $61 per barrel this year, to $110 in 2015 and $130 in 2030. Global oil demand is expected to reach 107 million barrels per day over the next two decades, up from this year's 84 million barrels per day.

* While oil demand in 2009 has declined in response to the global recession, the latest OPEC market report forecasts that the worst appears to be over for the oil market and that inventory levels should be moving back toward more normal levels by the end of the year.

* Copper hit its highest price in nine months by the end of the second quarter. It surpassed $5,000 per metric ton on the London Metals Exchange as manufacturing data from China, Europe and the United States suggested the global economy may be past the worst of the recession.

THREATS

* According to Onvia, a Seattle company that tracks federal spending, only $65 billion of the $420 billion in the stimulus package for contract and infrastructure spending has gone out the door. Further delays in spending could slow the economic recovery.

* The U.S. Commodity Futures Trading Commission (CFTC) said that it is considering imposing volume limits on the trading of energy futures by speculators. The energy industry is concerned that new rules will make it more difficult for energy producers and consumers to hedge price risk.

(1)The MSCI Emerging Markets Total Net Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging market countries on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax).

(2)The Reuters/Jefferies CRB Commodity Price Index is an arithmetic average of commodity futures prices with monthly rebalancing.

(3)This security comprised 2.82% of the total net assets of the fund as of June 30, 2009.

(4)This security comprised 2.46% of the total net assets of the fund as of June 30, 2009.

(5)This security comprised 2.79% of the total net assets of the fund as of June 30, 2009.

(6)This security comprised 1.08% of the total net assets of the fund as of June 30, 2009.

 GLOBAL RESOURCES FUND

(7)The AMEX Natural Gas Index (XNG) is an equal-dollar weighed index designed to measure the performance of highly capitalized companies in the natural gas industry involved primarily in natural gas exploration and production and natural gas pipeline transportation and transmission.

(8)The S&P Supercomposite Oil & Gas Refining & Marketing Index is a capitalization-weighted index comprised of oil and gas refining and marketing stocks included in the S&P Supercomposite 1500
   Index.

 TOP 10 HOLDINGS* (BASED ON NET ASSETS)                June 30, 2009

   PETROCHINA CO., LTD.                                     3.28%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   PACIFIC RUBIALES ENERGY CORP.                            2.82%
     OIL & GAS EXPLORATION & PRODUCTION
   ---------------------------------------------------------------
   PETROLEO BRASILEIRO S.A.                                 2.79%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   FREEPORT-MCMORAN COPPER & GOLD, INC.                     2.46%
     GOLD & COPPER MINING
   ---------------------------------------------------------------
   RIO TINTO PLC                                            2.39%
     GENERAL METAL & MINERAL MINING
   ---------------------------------------------------------------
   GOLDCORP, INC.                                           2.17%
     GOLD MINING
   ---------------------------------------------------------------
   IMPALA PLATINUM HOLDINGS LTD.                            2.02%
     PLATINUM GROUP METALS
   ---------------------------------------------------------------
   CHESAPEAKE ENERGY CORP.                                  2.00%
     OIL & GAS EXPLORATION & PRODUCTION
   ---------------------------------------------------------------
   NEW GOLD, INC.                                           1.65%
     GOLD & COPPER MINING
   ---------------------------------------------------------------
   HALLIBURTON CO.                                          1.64%
     OIL & GAS EQUIPMENT & SERVICES
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  23.22%
   ---------------------------------------------------------------
   * Excluding repurchase agreements, if any.

 GLOBAL RESOURCES FUND

 PORTFOLIO ALLOCATION BY INDUSTRY SECTOR
 (INCLUDING CASH AND CASH EQUIVALENTS)                 June 30, 2009

                            [Pie Chart]

Oil & Gas Exploration & Production    26.3%
Precious Metals                       15.4%
Metals & Mining                       10.4%
Oil & Gas - Integrated                 9.9%
Cash  & Cash Equivalent                9.8%
Oil & Gas Equipment & Services         8.6%
Oil & Gas - Other                      7.7%
General Basic Materials                6.6%
Other Sectors                          5.3%

    Energy:
      Oil & Gas Exploration & Production           26.3%
      Oil & Gas - Integrated (includes              9.9%
        Refining and Marketing)
      Oil & Gas Equipment & Services                8.6%
      Oil & Gas - Other                             7.7%
    Total Energy                                               52.5%
    Basic Materials:
      Precious Metals (includes Gold/Silver        15.4%
        Mining and Platinum Group Metals)
      Metals & Mining (includes Copper,            10.4%
        Uranium and Coal)
      General Basic Materials                       6.6%
    Total Basic Materials                                      32.4%
    Other Sectors                                               5.3%
    Cash & Cash Equivalents                                     9.8%
                                                              -----
                                                              100.0%
                                                              =====

 PRECIOUS METALS AND MINERALS FUNDS

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The World Precious Minerals Fund (UNWPX) and the Gold and Precious Metals Fund (USERX) pursue an objective of long-term capital growth through investments in gold, precious metals and minerals companies. The Gold and Precious Metals Fund focuses on the equity securities of established gold and precious metals companies, and it pursues current income as a secondary objective. The World Precious Minerals Fund focuses on equity securities of companies principally engaged in the exploration, mining and processing of precious minerals such as gold, silver, platinum and diamonds. Although this fund has the latitude to invest in a broad range of precious minerals, it currently remains focused on the gold sector.

PERFORMANCE GRAPHS

 WORLD PRECIOUS MINERALS FUND

                      [World Precious Minerals Fund Graph]

                                                          NYSE Arca
                    World Precious     S&P 500           Gold Miners
        Date        Minerals Fund       Index               Index
        ----        -------------       -----               -----

      06/30/99      $ 10,000.00      $ 10,000.00         $ 10,000.00
      07/30/99         9,435.17         9,688.06            9,377.39
      08/31/99         9,833.12         9,640.09           10,073.31
      09/30/99        12,387.68         9,376.15           12,640.82
      10/29/99        11,116.82         9,969.22           11,329.11
      11/30/99        10,629.01        10,171.86           10,504.30
      12/31/99        10,513.48        10,770.59           10,268.69
      01/31/00         9,332.48        10,229.51            9,197.35
      02/29/00         9,486.52        10,036.08            9,466.04
      03/31/00         8,767.65        11,017.26            8,888.43
      04/28/00         8,331.19        10,685.91            8,270.59
      05/31/00         8,074.45        10,467.22            8,271.96
      06/30/00         8,254.17        10,725.31            8,673.96
      07/31/00         7,381.26        10,557.78            7,892.80
      08/31/00         7,676.51        11,213.20            8,177.85
      09/29/00         6,893.45        10,621.37            7,718.56
      10/31/00         6,161.75        10,576.32            6,563.69
      11/30/00         6,097.56         9,743.10            6,781.57
      12/31/00         6,509.63         9,790.89            7,059.12
      01/31/01         6,445.18        10,138.05            7,414.76
      02/28/01         6,432.29         9,214.24            8,168.64
      03/30/01         6,006.90         8,630.84            7,355.77
      04/30/01         6,574.08         9,301.01            8,436.31
      05/31/01         6,831.89         9,363.41            8,850.25
      06/30/01         6,806.11         9,135.60            9,059.94
      07/31/01         6,419.40         9,045.63            8,845.81
      08/31/01         6,509.63         8,479.93            9,485.47
      09/30/01         6,883.45         7,795.21            9,955.33
      10/31/01         6,793.22         7,943.94            9,660.39
      11/30/01         6,754.54         8,553.14            9,277.82
      12/31/01         6,999.46         8,628.12            9,831.90
      01/31/02         8,224.04         8,502.27           11,305.92
      02/28/02         9,010.36         8,338.27           12,557.28
      03/31/02        10,479.86         8,651.87           13,810.69
      04/30/02        11,575.54         8,127.51           14,720.74
      05/31/02        16,293.40         8,067.64           18,274.35
      06/30/02        13,444.64         7,492.91           15,935.97
      07/31/02         9,667.76         6,908.87           13,183.31
      08/31/02        11,008.36         6,954.23           15,629.77
      09/30/02        11,085.70         6,198.44           15,757.98
      10/31/02         9,616.20         6,744.01           14,130.52
      11/30/02         9,719.33         7,140.96           14,155.07
      12/31/02        12,838.30         6,721.44           17,667.42
      01/31/03        13,328.01         6,545.37           17,807.21
      02/28/03        12,838.30         6,447.16           15,946.54
      03/31/03        12,097.12         6,509.75           14,779.39
      04/30/03        11,779.47         7,045.96           14,630.73
      05/31/03        12,639.77         7,417.20           16,457.31
      06/30/03        12,904.48         7,511.81           17,417.14
      07/31/03        13,738.31         7,644.26           18,411.07
      08/31/03        16,107.44         7,793.34           21,062.81
      09/30/03        17,351.56         7,710.58           20,967.33
      10/31/03        21,229.52         8,146.76           22,927.58
      11/30/03        24,736.89         8,218.44           26,420.49
      12/31/03        24,739.19         8,649.45           25,982.68
      01/31/04        22,957.25         8,808.21           22,804.83
      02/29/04        23,967.02         8,930.63           23,857.75
      03/31/04        26,060.79         8,795.90           25,512.82
      04/30/04        20,373.45         8,657.83           19,516.84
      05/31/04        21,041.67         8,776.64           21,533.35
      06/30/04        20,314.05         8,947.30           20,767.18
      07/31/04        19,333.99         8,651.17           20,431.33
      08/31/04        20,165.56         8,686.17           22,143.34
      09/30/04        23,283.94         8,780.24           24,396.14
      10/31/04        23,818.52         8,914.38           24,743.25
      11/30/04        26,045.94         9,275.07           25,491.68
      12/31/04        24,978.21         9,590.70           23,499.73
      01/31/05        23,680.44         9,356.92           21,852.15
      02/28/05        26,123.30         9,553.83           23,557.69
      03/31/05        24,901.87         9,384.65           22,262.00
      04/30/05        21,542.94         9,206.66           19,841.79
      05/31/05        21,466.60         9,499.61           20,465.77
      06/30/05        23,665.18         9,513.10           22,226.88
      07/31/05        23,802.59         9,866.87           21,674.85
      08/31/05        25,253.03         9,776.85           22,714.81
      09/30/05        28,825.71         9,856.03           26,577.67
      10/31/05        26,413.39         9,691.72           24,571.74
      11/30/05        29,054.73        10,058.28           26,922.39
      12/31/05        32,692.98        10,061.78           30,332.79
      01/31/06        40,447.90        10,328.19           36,506.75
      02/28/06        39,418.20        10,356.21           32,938.83
      03/31/06        45,049.38        10,485.13           35,854.47
      04/30/06        50,551.84        10,625.92           40,344.72
      05/31/06        46,545.66        10,320.10           35,845.95
      06/30/06        46,433.04        10,334.09           35,827.54
      07/31/06        47,334.02        10,397.84           35,857.88
      08/31/06        48,299.37        10,645.24           37,533.07
      09/30/06        43,086.51        10,919.57           32,999.86
      10/31/06        46,368.68        11,275.39           35,132.30
      11/30/06        51,179.31        11,489.81           38,742.84
      12/31/06        49,789.78        11,650.98           36,962.29
      01/31/07        49,753.25        11,827.18           36,650.98
      02/28/07        50,483.85        11,595.85           37,047.87
      03/31/07        49,698.46        11,725.55           36,545.28
      04/30/07        52,018.09        12,244.94           36,725.31
      05/31/07        52,237.26        12,672.22           36,279.66
      06/30/07        51,762.38        12,461.70           35,085.58
      07/31/07        53,716.71        12,075.33           37,094.24
      08/31/07        47,616.28        12,256.33           34,754.84
      09/30/07        57,789.76        12,714.71           41,766.23
      10/31/07        67,634.47        12,916.96           46,749.18
      11/30/07        58,410.76        12,376.94           42,852.91
      12/31/07        61,249.89        12,291.07           43,193.19
      01/31/08        64,236.55        11,553.83           47,184.60
      02/28/08        70,466.54        11,178.49           49,949.20
      03/31/08        61,973.22        11,130.22           45,018.07
      04/30/08        55,906.57        11,672.30           41,029.39
      05/31/08        59,873.23        11,823.49           43,426.76
      06/30/08        59,079.89        10,826.72           45,533.62
      07/31/08        50,446.58        10,735.71           40,953.36
      08/31/08        44,029.92        10,891.00           35,340.97
      09/30/08        36,213.27         9,920.54           31,727.36
      10/31/08        21,209.96         8,254.38           19,600.38
      11/30/08        22,423.29         7,662.09           24,972.38
      12/31/08        28,814.58         7,743.62           31,621.32
      01/31/09        29,326.97         7,090.94           31,994.34
      02/28/09        29,628.38         6,335.91           31,210.11
      03/31/09        33,576.82         6,890.90           34,712.56
      04/30/09        32,763.02         7,550.43           30,906.30
      05/31/09        43,553.41         7,972.75           41,519.37
      06/30/09        38,972.02         7,988.56           35,495.77

 AVERAGE ANNUAL PERFORMANCE                        For the Periods Ended
                                                           June 30, 2009
                               Six Month  One Year  Five Year   Ten Year
World Precious Minerals Fund    35.25%    (34.04)%   13.91%     14.56%
------------------------------------------------------------------------
S&P 500 Index                    3.16%    (26.21)%   (2.24)%    (2.22)%
------------------------------------------------------------------------
NYSE Arca Gold Miners Index*    12.25%    (22.04)%   11.31%     13.49%

* These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The NYSE Arca Gold Miners
Index is a modified market capitalization-weighted index comprised of publicly-traded companies involved primarily in the mining for gold and silver. The returns for the indexes reflect no deduction for fees, expenses or taxes.

The Adviser has agreed to limit the fund's total operating expenses to 1.50% through September 30, 2009; however, the limitation may be revised at any time by the funds' Board of Trustees.

 PRECIOUS METALS AND MINERALS FUNDS

 GOLD AND PRECIOUS METALS FUND

                 [Gold and Precious Metals Fund Graph]

                                                     FTSE
             Gold and Precious      S&P 500        Gold Mines
      Date      Metals Fund          Index           Index
      ----      -----------          -----           -----

    06/30/99    $ 10,000.00      $ 10,000.00      $ 10,000.00
    07/30/99       9,356.73         9,688.06         9,543.08
    08/31/99       9,853.80         9,640.09        10,146.43
    09/30/99      12,543.86         9,376.15        12,759.61
    10/29/99      11,228.07         9,969.22        11,069.22
    11/30/99      10,760.23        10,171.86        10,576.36
    12/31/99      10,877.19        10,770.59        10,488.57
    01/31/00       9,561.40        10,229.51         9,255.95
    02/29/00       9,619.88        10,036.08         9,548.14
    03/31/00       8,888.89        11,017.26         8,832.13
    04/28/00       8,187.13        10,685.91         8,545.37
    05/31/00       8,187.13        10,467.22         8,803.43
    06/30/00       8,538.01        10,725.31         9,123.29
    07/31/00       7,719.30        10,557.78         8,233.18
    08/31/00       8,187.13        11,213.20         8,336.11
    09/29/00       7,660.82        10,621.37         7,893.09
    10/31/00       6,900.58        10,576.32         6,691.92
    11/30/00       7,017.54         9,743.10         7,058.33
    12/31/00       7,631.58         9,790.89         7,723.83
    01/31/01       7,543.86        10,138.05         7,541.35
    02/28/01       7,719.30         9,214.24         8,076.01
    03/30/01       7,017.54         8,630.84         7,281.15
    04/30/01       7,953.22         9,301.01         8,489.32
    05/31/01       8,304.09         9,363.41         8,780.38
    06/30/01       8,274.85         9,135.60         8,772.25
    07/31/01       7,660.82         9,045.63         8,563.44
    08/31/01       7,865.50         8,479.93         9,110.53
    09/30/01       8,187.13         7,795.21         9,937.71
    10/31/01       8,070.18         7,943.94         9,504.85
    11/30/01       8,011.70         8,553.14         9,123.86
    12/31/01       8,479.53         8,628.12         9,475.59
    01/31/02       9,883.04         8,502.27        10,829.41
    02/28/02      11,315.79         8,338.27        11,903.47
    03/31/02      12,923.98         8,651.87        13,125.09
    04/30/02      14,210.53         8,127.51        13,998.48
    05/31/02      18,830.41         8,067.64        16,040.29
    06/30/02      15,438.60         7,492.91        13,738.35
    07/31/02      11,403.51         6,908.87        11,623.19
    08/31/02      13,187.13         6,954.23        13,234.18
    09/30/02      13,567.25         6,198.44        13,304.91
    10/31/02      11,695.91         6,744.01        12,100.13
    11/30/02      11,812.87         7,140.96        11,790.65
    12/31/02      15,380.12         6,721.44        14,437.29
    01/31/03      15,760.23         6,545.37        14,372.77
    02/28/03      14,766.08         6,447.16        13,454.97
    03/31/03      13,830.41         6,509.75        12,621.90
    04/30/03      13,216.37         7,045.96        12,489.26
    05/31/03      14,707.60         7,417.20        13,918.22
    06/30/03      15,146.20         7,511.81        14,640.67
    07/31/03      15,935.67         7,644.26        15,171.48
    08/31/03      18,538.01         7,793.34        17,118.45
    09/30/03      19,356.73         7,710.58        17,243.19
    10/31/03      22,368.42         8,146.76        18,640.54
    11/30/03      26,578.95         8,218.44        20,630.53
    12/31/03      25,696.56         8,649.45        20,617.43
    01/31/04      22,792.50         8,808.21        18,035.10
    02/29/04      23,643.18         8,930.63        18,377.80
    03/31/04      25,931.23         8,795.90        19,935.39
    04/30/04      19,917.77         8,657.83        15,590.67
    05/31/04      21,531.13         8,776.64        17,180.35
    06/30/04      20,533.78         8,947.30        16,484.54
    07/31/04      19,331.09         8,651.17        16,534.37
    08/31/04      20,387.11         8,686.17        17,984.60
    09/30/04      23,320.51         8,780.24        19,303.32
    10/31/04      23,613.85         8,914.38        20,043.86
    11/30/04      25,403.22         9,275.07        20,670.61
    12/31/04      24,042.45         9,590.70        19,189.42
    01/31/05      22,891.96         9,356.92        17,775.35
    02/28/05      24,484.95         9,553.83        18,983.56
    03/31/05      22,950.96         9,384.65        18,070.48
    04/30/05      19,941.96         9,206.66        16,182.84
    05/31/05      20,384.46         9,499.61        16,358.20
    06/30/05      22,626.46         9,513.10        18,031.25
    07/31/05      22,803.46         9,866.87        17,423.02
    08/31/05      24,337.45         9,776.85        18,243.10
    09/30/05      27,818.45         9,856.03        21,976.32
    10/31/05      26,107.45         9,691.72        20,282.14
    11/30/05      28,260.95        10,058.28        22,114.61
    12/31/05      31,927.97        10,061.78        24,529.55
    01/31/06      39,775.68        10,328.19        29,021.04
    02/28/06      37,686.94        10,356.21        25,321.43
    03/31/06      43,087.84        10,485.13        26,539.24
    04/30/06      49,562.95        10,625.92        29,908.16
    05/31/06      45,952.40        10,320.10        27,459.43
    06/30/06      46,191.12        10,334.09        27,672.54
    07/31/06      47,116.13        10,397.84        27,090.31
    08/31/06      48,160.50        10,645.24        27,764.18
    09/30/06      42,968.48        10,919.57        25,008.37
    10/31/06      45,564.49        11,275.39        26,309.90
    11/30/06      50,070.22        11,489.81        28,623.73
    12/31/06      47,951.63        11,650.98        27,617.89
    01/31/07      47,444.36        11,827.18        26,575.20
    02/28/07      47,683.08        11,595.85        26,591.47
    03/31/07      45,773.37        11,725.55        26,053.52
    04/30/07      45,982.24        12,244.94        26,111.49
    05/31/07      45,773.37        12,672.22        25,413.90
    06/30/07      44,728.99        12,461.70        24,963.64
    07/31/07      46,340.31        12,075.33        26,978.70
    08/31/07      42,908.80        12,256.33        25,718.53
    09/30/07      52,755.75        12,714.71        31,910.75
    10/31/07      60,424.43        12,916.96        35,554.93
    11/30/07      54,546.10        12,376.94        33,444.14
    12/31/07      56,059.99        12,291.07        33,431.03
    01/31/08      62,142.13        11,553.83        36,732.94
    02/28/08      66,938.34        11,178.49        38,920.79
    03/31/08      60,751.93        11,130.22        34,082.55
    04/30/08      55,434.40        11,672.30        31,062.67
    05/31/08      58,666.62        11,823.49        33,232.98
    06/30/08      59,709.28        10,826.72        35,671.89
    07/31/08      53,592.38        10,735.71        31,752.62
    08/31/08      47,440.72        10,891.00        27,304.71
    09/30/08      42,818.29         9,920.54        26,115.26
    10/31/08      28,638.21         8,254.38        16,835.73
    11/30/08      33,191.13         7,662.09        22,029.56
    12/31/08      40,893.54         7,743.62        26,785.90
    01/31/09      40,629.23         7,090.94        26,468.06
    02/28/09      40,327.15         6,335.91        25,515.66
    03/31/09      43,801.02         6,890.90        28,548.88
    04/30/09      40,969.06         7,550.43        25,502.15
    05/31/09      53,127.62         7,972.75        33,244.80
    06/30/09      46,935.06         7,988.56        29,392.40

 AVERAGE ANNUAL PERFORMANCE                        For the Periods Ended
                                                           June 30, 2009
                               Six Month  One Year  Five Year   Ten Year
Gold and Precious Metals Fund   14.77%    (21.39)%   17.97%     16.71%
------------------------------------------------------------------------
S&P 500 Index                    3.16%    (26.21)%   (2.24)%    (2.22)%
------------------------------------------------------------------------
FTSE Gold Mines Index*           9.73%    (17.60)%   12.25%     11.37%

* These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable and attributable gold production of at least 300,000 ounces a year and that derive 75% or more of their revenue from mined gold. The returns for the indexes reflect no deduction for fees, expenses or taxes.

The Adviser has agreed to limit the fund's total operating expenses to 1.50% through September 30, 2009; however, the limitation may be revised at any time by the funds' Board of Trustees.

Please visit our website at usfunds.com for updated performance information for different time periods.

PERFORMANCE COMMENTARY

For the six-month period ending June 30, 2009, the Gold and Precious Metals Fund gained 14.77 percent, compared to the 9.73 percent return of its benchmark, the FTSE Gold Mines Index. The World
Precious Minerals

 PRECIOUS METALS AND MINERALS FUNDS

Fund posted a positive return of 35.25 percent, while its benchmark NYSE Arca Gold Miners Index rose 12.25 percent. Spot gold finished the period at $926.60, up $44.55, or 5.05 percent. The S&P 500 Index also posted a positive return of 3.16 percent, the U.S. Trade Weighted Dollar Index(1) fell 1.45 percent and the yield on the 90-day Treasury bill fell from 1.76 percent to 0.17 percent.

THE SIX-MONTH PERIOD IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The strength in the U.S. dollar last year reflected a surge in demand for liquidity as financial institutions around the world scrambled to ensure they had adequate funds to meet short-term obligations following the collapse of Lehman Brothers.

The dollar and gold both started the first half of 2009 with positive gains as a result of risk aversion combined with unstable equity markets. John Reade, precious metals analyst at UBS, said the near-term theme for gold is no longer risk aversion, but dollar weakness triggered by an increased risk appetite among investors. Strengthening was seen in the "commodity currencies" (including the Canadian and Australian dollars) that benefit from rising global demand for energy and base metals.

Strong investment demand for gold exchange-traded funds (ETFs) (securities backed by physical gold) continued into 2009. According to the World Gold Council, investors bought a record 459 metric tons of gold via gold ETFs in the first quarter of 2009, exceeding the total inflow over all of 2008. Retail investment demand for physical gold was also brisk - the U.S. Mint sold 93,500 ounces of its American Eagle coin in the first seven weeks of 2009, the same amount it shipped during the whole of 2007.

Jewelry demand fared less well due to the spike in bullion prices that set new record prices in various local currencies. Rising prices led to increased scrap recycling by consumers selling their jewelry. India, the world's largest gold consumer, reported that gold imports in January fell by a third and no gold was imported in February or March.

The exploration and junior mining sector was among the hardest hit sectors last year as a result of the credit crisis, and the sector's losses were further exacerbated by volatile currency swings. In the first half of 2009, these companies rebounded, which helped our funds' performance.

But with the rebound came the issuance of more than $5 billion in new equity by the gold-mining sector. Our gold funds largely avoided taking part in these new financings because of most of them were announced

 PRECIOUS METALS AND MINERALS FUNDS

without specifying how the new capital would be used. The inference was that the new capital could potentially be used to acquire the dramatically undervalued junior-tier mining companies. Very few deals materialized, however, as prices of the junior companies were quickly bid up before any corporate activity could take place.

These capital raises are essentially dilutive to our models, which rank companies on their growth metrics on a per-share basis. To demonstrate how significant the dilution was, the S&P/TSX Global Gold Index(2) was only up 3.1 percent through the first half of the year, while the South African gold stocks, which did not raise any new equity, gained 25.1 percent over the same period.

INVESTMENT HIGHLIGHTS

STRENGTHS

* An analysis by ScotiaBank indicates record investor inflows into gold ETFs as retail and institutional investors seek a safe haven from volatile currency and equity markets. ETF holdings of physical gold reached all-time highs, contributing to higher prices.

* China's gold reserves grew 76 percent from 600 metric tons to a new high of 1,054 metric tons, according to a report to the International Monetary Fund. The increase was the first change in China's gold holdings since 2003. This move to remove gold from the open market provided a boost to gold mining companies.

* In May 2009, Randgold Resources Ltd.(3) soared 44 percent on a new greenfields discovery and strong execution by management on the company's objectives. Randgold was the largest holding in both of our gold-oriented funds during most of the six-month period. The funds held a larger weighting in this security than their benchmarks, so its return contributed to the funds outperforming their benchmarks for the period.

* Romarco Minerals, Inc.(4) a top-ten holding in the World Precious Minerals Fund, gained 393 percent in the six-month period after expanding the size and quality of its South Carolina gold project. This security is not included in the fund's benchmark, so its return also contributed to the outperformance of the benchmark for the period.

WEAKNESSES

* Bullion analysts at GFMS said about 500 metric tons of recycled gold were sold in the markets in the first quarter of 2009.
  Recycled gold exceeded jewelry demand due to high U.S.
  dollar-denominated gold

 PRECIOUS METALS AND MINERALS FUNDS

  prices and weakening currencies in jewelry-holding countries such as India and Turkey.

* The gold price came under pressure because of slowing investment inflows as investors returned to equity markets amid growing optimism that the global economy is moving closer to recovery.

* Thomas Weisel and Partners analysts said the average head grade has declined by 23 percent since the beginning of 2006. They estimate that the increased processing of lower-grade ores have raised the mining companies' average cash costs by $81 per ounce.

Our investment strategy includes quantitative models to assist in managing market volatility. Resource-based mutual funds often experience additional volatility because of swings of the U.S.
dollar, and, as a result, the Gold and Precious Metals Fund was in a defensive position at June 30, 2009.

CURRENT OUTLOOK

OPPORTUNITIES

* China's recent increase in gold reserves may prompt further gold ETF inflows. China may also opt to buy more gold to increase its stockpile. Its foreign exchange reserves have risen fivefold since 2003, but gold represents only 1.6 percent of those reserves. ANZ's commodities analysts recommend clients to hold 5 percent of assets in gold. China would have to buy 3,300 metric tons of gold to reach that level.

* According to Brazil's president and central bank, Brazil and China will work toward using their own currencies in bilateral trade, rather than using the U.S. dollar. The move follows recent Chinese and Russian statements questioning the role of the dollar as the world reserve currency. They have suggested use of a monetary unit of account composed of a basket of currencies hosted by the International Monetary Fund.

* Warren Buffett warned shareholders at his company's annual shareholder convention that inflation will return, to be followed by weakness in the dollar. Buffett also said U.S. government bonds are one of the poorest choices for investors today, especially for foreigners who will receive less in purchasing power in the future in the event of further decline in the dollar's value.

 PRECIOUS METALS AND MINERALS FUNDS

THREATS

* Wall Street analysts have cited growing sentiment that the global economic outlook has improved, leading investors to become more optimistic in a number of markets.

* South Africa's mining unions have demanded a 15 percent rise in wages, well above the country's 8.5 percent inflation rate. Labor costs make up about half of a gold producer's costs.

* Investment demand for gold bullion via ETFs slowed considerably in the second quarter of 2009.

(1)The U.S. Trade Weighted Dollar Index provides a general indication of the international value of the U.S. dollar.

(2)The S&P/TSX Global Gold Index is an international benchmark tracking the world's leading gold companies with the intent to provide an investable representative index of publicly-traded international gold companies.

(3)This security comprised 5.95% of the total net assets of the World Precious Minerals Fund and 4.57% of the total net assets of the Gold and Precious Metals Fund as of June 30, 2009.

(4)This security comprised 3.55% of the total net assets of the World Precious Minerals Fund and 0.00% of the total net assets of the Gold and Precious Metals Fund as of June 30, 2009.

 PRECIOUS METALS AND MINERALS FUNDS

WORLD PRECIOUS MINERALS FUND

 TOP 10 HOLDINGS* (BASED ON NET ASSETS)                June 30, 2009

   GOLDCORP, INC.                                           8.61%
     SENIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   RANDGOLD RESOURCES LTD.                                  5.95%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   JAGUAR MINING, INC.                                      3.64%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   ROMARCO MINERALS, INC.                                   3.55%
     GOLD/MINERAL EXPLORATION & DEVELOPMENT
   ---------------------------------------------------------------
   AGNICO-EAGLE MINES LTD.                                  2.97%
     SENIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   RED BACK MINING, INC.                                    2.57%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   CENTAMIN EGYPT LTD.                                      2.31%
     GOLD/MINERAL EXPLORATION & DEVELOPMENT
   ---------------------------------------------------------------
   SILVER WHEATON CORP.                                     2.23%
     SILVER MINING
   ---------------------------------------------------------------
   KINROSS GOLD CORP.                                       2.01%
     SENIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   PACIFIC RUBIALES ENERGY CORP.                            1.95%
     OIL & GAS EXPLORATION & PRODUCTION
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  35.79%
   ---------------------------------------------------------------
   * Excluding repurchase agreements, if any.

 PRECIOUS METALS AND MINERALS FUNDS

GOLD AND PRECIOUS METALS FUND

 TOP 10 HOLDINGS* (BASED ON NET ASSETS)                June 30, 2009

   GOLDCORP, INC.                                           5.42%
     GOLD MINING
   ---------------------------------------------------------------
   RANDGOLD RESOURCES LTD.                                  4.57%
     GOLD MINING
   ---------------------------------------------------------------
   AGNICO-EAGLE MINES LTD.                                  4.39%
     GOLD MINING
   ---------------------------------------------------------------
   JAGUAR MINING, INC.                                      3.91%
     GOLD MINING
   ---------------------------------------------------------------
   ROYAL GOLD, INC.                                         3.82%
     GOLD ROYALTY COMPANIES
   ---------------------------------------------------------------
   KINROSS GOLD CORP.                                       3.42%
     GOLD MINING
   ---------------------------------------------------------------
   RED BACK MINING, INC.                                    3.38%
     GOLD MINING
   ---------------------------------------------------------------
   GOLD FIELDS LTD.                                         3.25%
     GOLD MINING
   ---------------------------------------------------------------
   ANGLOGOLD ASHANTI LTD.                                   2.77%
     GOLD MINING
   ---------------------------------------------------------------
   ETFS PHYSICAL PLATINUM                                   2.54%
     EXCHANGE-TRADED FUND
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  37.47%
   ---------------------------------------------------------------
   * Excluding repurchase agreements, if any.

 PRECIOUS METALS AND MINERALS FUNDS

 WORLD PRECIOUS MINERALS FUND
 PORTFOLIO ALLOCATION BY INDUSTRY                      June 30, 2009
 (INCLUDING CASH AND CASH EQUIVALENTS)

                            [Pie Chart]

Gold/Mineral Exploration & Development       26.9%
Intermediate & Junior Gold Producers         23.4%
Senior Gold Producers                        19.1%
Cash & Cash Equivalent                       13.1%
Other                                         6.5%
Silver Mining                                 3.8%
Gold/Mineral Royalty Company                  2.7%
Platinum Group Metals                         2.4%
Metal & Mineral Mining & Exploration          2.1%

 GOLD AND PRECIOUS METALS FUND
 PORTFOLIO ALLOCATION BY INDUSTRY                      June 30, 2009
 (INCLUDING CASH AND CASH EQUIVALENTS)

                            [Pie Chart]

Gold Mining                                  59.4%
Cash & Cash Equivalent                       21.9%
Silver Mining                                 5.5%
Closed-End and Exchange-Traded Funds          5.3%
Gold Royalty Company                          4.1%
Other                                         3.8%

 EASTERN EUROPEAN FUND

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The investment objective of the Eastern European Fund (EUROX) is to achieve long-term capital growth by investing in a non-diversified portfolio of equity securities of companies located in the emerging markets of Eastern Europe.(1)

PERFORMANCE GRAPH

 EASTERN EUROPEAN FUND

                   [Eastern European Fund Graph]


                                                      MSCI Emerging
                       Eastern                       Markets Europe
                       European         S&P 500        10/40 Index
         Date           Fund             Index     (Net Total Return)
         ----         ---------         -------    ------------------

      06/30/99        10,000.00       $ 10,000.00     $ 10,000.00
      07/30/99        10,384.22          9,688.06       10,738.30
      08/31/99        10,134.99          9,640.09       10,931.24
      09/30/99         8,743.51          9,376.15       11,021.26
      10/29/99         8,992.73          9,969.22       11,011.58
      11/30/99         9,325.03         10,171.86       11,684.53
      12/31/99        11,246.11         10,770.59       14,213.11
      01/31/00        11,765.32         10,229.51       13,787.10
      02/29/00        12,336.45         10,036.08       14,053.59
      03/31/00        13,655.24         11,017.26       14,216.55
      04/28/00        11,806.85         10,685.91       13,722.19
      05/31/00        10,986.50         10,467.22       13,197.88
      06/30/00        10,259.61         10,725.31       12,189.04
      07/31/00        10,311.53         10,557.78       11,989.89
      08/31/00        10,716.51         11,213.20       11,330.30
      09/29/00         9,574.25         10,621.37       10,759.31
      10/31/00         9,158.88         10,576.32       10,380.76
      11/30/00         8,016.61          9,743.10        8,256.24
      12/31/00         8,836.97          9,790.89        9,277.41
      01/31/01         9,563.86         10,138.05        9,739.54
      02/28/01         8,899.27          9,214.24        8,192.03
      03/30/01         8,722.74          8,630.84        7,586.10
      04/30/01         9,117.34          9,301.01        8,568.42
      05/31/01         9,605.40          9,363.41        8,318.57
      06/30/01         9,885.77          9,135.60        7,942.59
      07/31/01         9,470.40          9,045.63        7,135.46
      08/31/01         9,366.56          8,479.93        7,091.72
      09/30/01         8,650.05          7,795.21        5,919.39
      10/31/01         9,574.25          7,943.94        6,911.06
      11/30/01        10,166.15          8,553.14        7,795.02
      12/31/01        10,550.36          8,628.12        8,527.96
      01/31/02        11,433.02          8,502.27        9,265.32
      02/28/02        11,298.03          8,338.27        8,404.11
      03/31/02        12,315.68          8,651.87        9,194.58
      04/30/02        13,302.18          8,127.51        9,681.87
      05/31/02        13,499.48          8,067.64        9,400.50
      06/30/02        12,679.13          7,492.91        8,240.67
      07/31/02        11,900.31          6,908.87        7,765.56
      08/31/02        12,523.36          6,954.23        7,953.58
      09/30/02        12,367.60          6,198.44        7,640.17
      10/31/02        13,219.11          6,744.01        8,451.71
      11/30/02        14,236.76          7,140.96        9,360.43
      12/31/02        14,205.61          6,721.44        8,808.70
      01/31/03        13,759.09          6,545.37        8,654.01
      02/28/03        14,215.99          6,447.16        9,094.48
      03/31/03        13,686.40          6,509.75        8,449.12
      04/30/03        15,399.79          7,045.96       10,064.03
      05/31/03        16,884.74          7,417.20       11,225.99
      06/30/03        16,957.42          7,511.81       11,331.80
      07/31/03        16,728.97          7,644.26       11,271.83
      08/31/03        18,400.83          7,793.34       12,686.78
      09/30/03        19,646.94          7,710.58       13,333.27
      10/31/03        20,186.92          8,146.76       13,530.55
      11/30/03        20,851.51          8,218.44       13,472.82
      12/31/03        22,920.82          8,649.45       15,183.22
      01/31/04        24,552.55          8,808.21       15,624.79
      02/29/04        26,863.25          8,930.63       16,876.71
      03/31/04        28,724.95          8,795.90       18,367.30
      04/30/04        26,009.06          8,657.83       16,156.98
      05/31/04        25,713.38          8,776.64       15,487.55
      06/30/04        26,293.79          8,947.30       15,912.52
      07/31/04        25,625.77          8,651.17       15,494.58
      08/31/04        26,896.10          8,686.17       16,368.61
      09/30/04        29,294.41          8,780.24       17,719.04
      10/31/04        31,112.31          8,914.38       18,853.66
      11/30/04        32,667.38          9,275.07       19,302.57
      12/31/04        34,923.96          9,590.70       20,578.68
      01/31/05        35,311.25          9,356.92       20,998.98
      02/28/05        39,628.33          9,553.83       24,040.96
      03/31/05        35,402.37          9,384.65       21,538.05
      04/30/05        32,896.41          9,206.66       20,345.96
      05/31/05        34,046.88          9,499.61       20,811.68
      06/30/05        35,903.56          9,513.10       22,101.47
      07/31/05        39,525.81          9,866.87       24,327.61
      08/31/05        42,943.03          9,776.85       26,525.71
      09/30/05        47,829.65          9,856.03       29,543.86
      10/31/05        44,002.37          9,691.72       27,008.46
      11/30/05        47,590.45         10,058.28       29,359.93
      12/31/05        49,167.24         10,061.78       30,463.42
      01/31/06        56,959.31         10,328.19       34,617.08
      02/28/06        58,515.24         10,356.21       36,325.67
      03/31/06        56,872.18         10,485.13       35,216.76
      04/30/06        62,461.06         10,625.92       38,966.82
      05/31/06        52,602.72         10,320.10       33,765.14
      06/30/06        51,245.95         10,334.09       33,806.94
      07/31/06        54,308.02         10,397.84       36,158.92
      08/31/06        55,814.15         10,645.24       36,612.97
      09/30/06        53,698.09         10,919.57       35,197.58
      10/31/06        57,656.37         11,275.39       37,948.59
      11/30/06        61,552.40         11,489.81       40,856.02
      12/31/06        65,287.80         11,650.98       43,165.90
      01/31/07        64,455.20         11,827.18       42,551.35
      02/28/07        63,249.35         11,595.85       42,083.92
      03/31/07        67,742.56         11,725.55       44,728.98
      04/30/07        69,249.86         12,244.94       46,056.13
      05/31/07        67,943.53         12,672.22       45,169.37
      06/30/07        72,565.93         12,461.70       48,089.07
      07/31/07        76,097.33         12,075.33       50,360.46
      08/31/07        73,010.94         12,256.33       48,166.16
      09/30/07        79,255.49         12,714.71       52,777.39
      10/31/07        85,758.43         12,916.96       57,820.11
      11/30/07        83,059.64         12,376.94       56,393.75
      12/31/07        86,743.94         12,291.07       57,903.58
      01/31/08        73,924.55         11,553.83       48,428.82
      02/28/08        76,742.38         11,178.49       51,150.18
      03/31/08        74,115.88         11,130.22       49,933.77
      04/30/08        77,472.93         11,672.30       51,435.53
      05/31/08        85,526.36         11,823.49       56,945.20
      06/30/08        79,160.15         10,826.72       52,347.96
      07/31/08        74,150.67         10,735.71       50,029.89
      08/31/08        65,123.18         10,891.00       43,844.19
      09/30/08        51,451.49          9,920.54       34,739.07
      10/31/08        33,135.59          8,254.38       22,907.29
      11/30/08        27,499.93          7,662.09       19,383.92
      12/31/08        26,717.20          7,743.62       19,208.18
      01/31/09        23,012.28          7,090.94       16,174.06
      02/28/09        21,707.73          6,335.91       14,988.31
      03/31/09        24,734.28          6,890.90       17,703.38
      04/30/09        29,691.58          7,550.43       21,971.73
      05/31/09        36,997.06          7,972.75       27,125.60
      06/30/09        34,805.42          7,988.56       25,217.02

 AVERAGE ANNUAL PERFORMANCE                    For the Periods Ended
                                                       June 30, 2009
                              Six Month  One Year  Five Year   Ten Year
Eastern European Fund          30.27%    (56.03)%    5.77%     13.27%
-----------------------------------------------------------------------
S&P 500 Index                   3.16%    (26.21)%   (2.24)%    (2.22)%
-----------------------------------------------------------------------
MSCI Emerging Markets Europe
 10/40 Index
 (Net Total Return)            31.28%    (51.83)%    9.64%      9.68%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The MSCI Emerging Markets
Europe 10/40 Index (Net Total Return) is a free float-adjusted market capitalization index that is designed to measure equity performance in the emerging market countries of Europe (Czech Republic, Hungary, Poland, Russia, and Turkey). The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The index is periodically rebalanced relative to the constituents' weights in the parent index. The returns for the indexes reflect no deduction for fees, expenses or taxes, except as noted above.

The Adviser has agreed to limit the fund's total operating expenses to 2.25% through September 30, 2009; however, the limitation may be revised at any time by the funds' Board of Trustees.

Please visit our website at usfunds.com for updated performance information for different time periods.

 EASTERN EUROPEAN FUND

THE SIX-MONTH PERIOD IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

Macro factors are critical to the emerging Europe region. For instance, Russia comprises more than 50 percent of the MSCI Emerging Europe Index, and it is heavily influenced by oil price swings, currency fluctuations and government policy actions. These and macro factors for other nations are critical in understanding the region's dynamics.

The first quarter opened with a flood of negative economic and political news. In January, Russia's Gazprom shut off natural gas pipelines to Europe after a quarrel with Ukraine over pricing. Energy companies in Central and Eastern Europe along the transit route were affected by supply shortages. The Central Bank of Russia accelerated the pace of ruble devaluation. These and other events soured investment sentiment on Eastern European equities.

The U.S. dollar appreciated significantly during the financial crisis as market participants flocked to the safest assets. Hedge funds were forced to liquidate emerging market stocks and pay down loans denominated in U.S. dollars. The "carry trade" - borrowing at low rates in the U.S. and Japan and investing that money in higher-yielding markets - saw a reversal, and this had a significant impact on all currencies and emerging markets. National currencies in emerging Europe underwent a significant devaluation.

The currencies of Russia, Poland, Hungary, Czech Republic and Turkey were all among the worst global performers. The ruble devalued almost 36 percent from July to February as the Moscow government guided the exchange rate toward 36 rubles per U.S. dollar. The Polish zloty, being the most liquid currency in Central Europe, came under severe pressure as a proxy for the region and lost 43 percent of its value against the dollar. The Hungarian forint underwent devaluation of the same magnitude, squeezing locals who financed their homes with loans denominated in euros and Swiss francs.

In March, a dramatic turnaround took place as massive quantitative easing in the U.S. led investors to seek higher returns in commodities and emerging markets. Russian stocks led the advance, as the investors saw reassuring signs in the stability of the ruble, coupled with the country's huge reserves of oil, natural gas, gold mines and minerals.

 EASTERN EUROPEAN FUND

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund returned 30.27 percent in the six months ended June 30, 2009, compared to a 31.28 percent return for the MSCI Emerging
Europe 10/40 Index (Net Total Return), the fund's benchmark.

STRENGTHS

* The fund was defensively positioned during the first quarter and outperformed the benchmark during that time. This defensive strategy worked especially well through February, when the fund outperformed the benchmark by more than 320 basis points.

* Russia was the best-performing market during the period, and the fund had more than 50 percent of its assets invested in Russia.
  Turkey was the second best-performing market and was the second largest exposure of the fund.

* Our strategic overweighting in the energy sector had a positive contribution to the fund's relative performance, from both a sector allocation perspective as well as individual equity selection. Lukoil OAO,(2) the fund's largest holding, outperformed the index with a total return exceeding 42 percent for the period.

* The fund was significantly underweight Poland on a view that the local banks would be most negatively affected by the crisis. Our exposure to Poland focused instead on the commodity sector. KGHM Polska Miedz S.A.,(3) a copper miner, was up more than 170 percent during the period.

WEAKNESSES

* In the second quarter, we deployed most of the cash preserved during the first quarter when markets improved, but our uninvested cash created some drag on performance. The MSCI benchmark gained
  42.4 percent during the three months, while the fund gained 40.5 percent.

* The decision to underweight the financial sector in Russia was an opportunity lost, despite superior stock selection. When the market bottomed in March and rallied dramatically through May, financials gained the most and the fund ceded some ground to the benchmark.

* Poland had the worst-performing market during the six-month period, with the WIG 20 Index(4) registering a negative return.
  Bank stocks shares dragged the index down on concern about negative net interest margins in the face of increased competition for deposits. Polish broadcaster TVN S.A.(5) lost significant market share and ad revenue and was

 EASTERN EUROPEAN FUND

  one of the worst performers in the fund, with a negative return of 27 percent.

* After outperforming the benchmark in the first quarter, the fund relinquished its lead at the beginning of the second quarter even as it returned 20.0 percent in April and 24.6 percent in May. Russian equities led the advance against the backdrop of reassuring signs that the ruble exchange rate was firming, while equity markets in Central Europe, including Czech Republic, Poland, and Hungary, languished under the burden of negative economic data.

CURRENT OUTLOOK

OPPORTUNITIES

* Under the tax liability structure in Russia, oil company profits are protected on the downside, but they are also capped on the upside. With the overall Russian equity market highly correlated with oil, companies outside the energy sector may be better geared to the eventual economic recovery.

* Russia is finding new ways to achieve economic competitiveness in the 21st century. The country is carving out an international niche in the design and production of polysilicon solar panels. Several players are emerging in this sector, which is leveraging pioneering solar technologies used by the space program.

* Turkey is well positioned for a V-shaped recovery due to the structural strength of the banking sector and the private sector's dynamic response to the crisis. With its pent-up demand and historically low interest rates, evidence is building that Turkey is capable of a sustained recovery.

THREATS

* Amendments have been drafted that, if approved, would significantly constrain the growth prospects of food retail chains in Russia. The amendments stipulate that food retailers with annual sales of more than 1 billion rubles would be prohibited from opening additional stores in a local market if their share exceeded 25 percent.

* Prime Minister Putin announced that Russia will negotiate its entry into the World Trade Organization as a regional trade group together with Belarus and Kazakhstan. This surprised many analysts. With the current crisis fostering protectionist measures, it appears that Russia wants to give itself room to maneuver to support its domestic agricultural and car manufacturing sectors.

 EASTERN EUROPEAN FUND

(1)The following countries are considered to be in the Eastern
   European region: Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, Czech Republic, Estonia, FYR Macedonia, Georgia,
   Hungary, Latvia, Lithuania, Moldova, Poland, Romania, Russia,
   Slovakia, Slovenia, Turkey and Ukraine.

(2)This security comprised 8.30% of the fund's total net assets as of June 30, 2009.

(3)This security comprised 1.07% of the fund's total net assets as of June 30, 2009.

(4)The WIG 20 Index is a modified capitalization-weighted index of 20 Polish stocks which are listed on the main market.

(5)The fund did not hold this security as of June 30, 2009.

 COUNTRY DISTRIBUTION*
 BASED ON TOTAL INVESTMENTS                            June 30, 2009

                  [Eastern European Fund Pie Chart]

Russian Federation                 62.6%
Turkey                             13.4%
Poland                              6.7%
Czech Republic                      5.9%
Hungary                             4.2%
Kazakhstan                          4.0%
Other                               3.2%

* Country distribution shown is based on domicile and the locale of company operations may be different.

 EASTERN EUROPEAN FUND

 TOP 10 HOLDINGS* (BASED ON NET ASSETS)                June 30, 2009

   LUKOIL OAO                                               8.30%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   GAZPROM OAO                                              6.96%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   SBERBANK RF                                              5.66%
     DIVERSIFIED BANKS
   ---------------------------------------------------------------
   ROSNEFT OIL CO. OJSC                                     5.39%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   TURKIYE GARANTI BANKASI A.S.                             4.96%
     DIVERSIFIED BANKS
   ---------------------------------------------------------------
   CEZ A.S.                                                 4.01%
     ELECTRIC UTILITY
   ---------------------------------------------------------------
   MOBILE TELESYTEMS                                        3.47%
     COMMUNICATIONS
   ---------------------------------------------------------------
   KAZMUNAIGAS EXPLORATION PRODUCTION                       3.40%
     OIL & GAS EXPLORATION & PRODUCTION
   ---------------------------------------------------------------
   VIMPEL-COMMUNICATIONS                                    2.62%
     COMMUNICATIONS
   ---------------------------------------------------------------
   NOVOLIPETSK STEEL                                        2.85%
     STEEL - PRODUCERS
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  47.62%
   ---------------------------------------------------------------
   * Excluding repurchase agreements, if any.

 GLOBAL EMERGING MARKETS FUND

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The investment objective of the Global Emerging Markets Fund (GEMFX) is to achieve long-term capital growth by investing in a non-diversified portfolio of the equity securities of companies located in or with a significant business presence in emerging countries.(1)

PERFORMANCE GRAPH

 GLOBAL EMERGING MARKETS FUND

                    [Global Emerging Fund Graph]

                                                     MSCI Emerging
                  Global Emerging      S&P 500       Markets Total
  Date              Markets Fund        Index       Net Return Index
  ----            ---------------      -------      ----------------
2/24/2005           $ 10,000.00      $ 10,000.00      $ 10,000.00
2/28/2005             10,180.00        10,029.62        10,196.56
3/31/2005              9,370.00         9,852.10         9,522.68
4/30/2005              9,020.00         9,664.91         9,267.07
5/31/2005              9,190.00         9,972.25         9,589.64
6/30/2005              9,440.00         9,986.21         9,915.45
7/31/2005             10,230.00        10,357.70        10,608.51
8/31/2005             10,520.00        10,263.44        10,699.37
9/30/2005             11,470.00        10,346.58        11,695.59
10/31/2005            10,650.00        10,173.79        10,931.16
11/30/2005            11,440.00        10,558.36        11,835.44
12/31/2005            12,298.06        10,561.53        12,534.99
1/31/2006             13,908.39        10,841.41        13,935.03
2/28/2006             13,764.80        10,870.68        13,918.54
3/31/2006             13,805.82        11,005.47        14,041.19
4/30/2006             14,759.72        11,152.95        15,040.99
5/31/2006             13,077.58        10,831.74        13,465.14
6/30/2006             12,995.53        10,846.91        13,432.22
7/31/2006             13,251.95        10,914.16        13,624.53
8/31/2006             13,672.48        11,173.92        13,971.64
9/30/2006             13,569.91        11,462.20        14,087.99
10/31/2006            14,287.90        11,835.87        14,756.92
11/30/2006            15,241.79        12,060.75        15,853.90
12/31/2006            16,305.69        12,229.60        16,567.76
1/31/2007             16,206.06        12,414.27        16,389.35
2/28/2007             16,128.57        12,170.95        16,292.08
3/31/2007             16,593.50        12,307.26        16,940.86
4/30/2007             17,301.96        12,852.48        17,725.17
5/31/2007             17,910.80        13,300.96        18,603.10
6/30/2007             18,729.95        13,079.99        19,475.14
7/31/2007             20,091.53        12,674.45        20,502.70
8/31/2007             19,615.53        12,864.44        20,066.98
9/30/2007             21,785.19        13,345.56        22,283.04
10/31/2007            24,220.53        13,557.84        24,768.06
11/30/2007            22,183.70        12,991.03        23,012.33
12/31/2007            22,722.72        12,900.90        23,093.03
1/31/2008             19,244.61        12,127.08        20,211.25
2/29/2008             20,151.36        11,733.12        21,703.09
3/31/2008             18,635.61        11,682.45        20,554.58
4/30/2008             20,219.02        12,251.42        22,222.67
5/31/2008             20,584.43        12,410.12        22,634.92
6/30/2008             18,567.94        11,363.89        20,377.38
7/31/2008             17,038.66        11,268.37        19,608.75
8/31/2008             15,116.90        11,431.37        18,042.48
9/30/2008             12,044.80        10,412.75        14,885.04
10/31/2008             8,038.89         8,663.93        10,811.31
11/30/2008             6,983.28         8,042.25         9,997.46
12/31/2008             7,267.85         8,127.82        10,777.19
1/31/2009              6,608.39         7,442.76        10,081.18
2/28/2009              6,223.70         6,650.27         9,512.50
3/31/2009              6,883.17         7,232.80        10,879.54
4/30/2009              7,693.76         7,925.05        12,689.97
5/31/2009              9,150.08         8,368.32        14,858.29
6/30/2009              8,847.82         8,384.92        14,658.12

 AVERAGE ANNUAL PERFORMANCE                           For the Periods Ended
                                                              June 30, 2009
                                           Six Month   One Year   Inception
  Global Emerging Markets Fund
    (Inception 2/24/05)                     21.74%     (52.35)%    (2.78)%
  -------------------------------------------------------------------------
  S&P 500 Index                              3.16%     (26.21)%    (3.97)%
  -------------------------------------------------------------------------
  MSCI Emerging Markets
    Total Net Return Index                  36.01%     (28.07)%     9.19%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk.

  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The MSCI Emerging Markets
  Total Net Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging market countries on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The returns for the indexes reflect no deduction for fees, expenses or taxes, except as noted above.

  The Adviser has agreed to limit the fund's total operating expenses to 2.50% through September 30, 2009; however, the limitation may be revised at any time by the funds' Board of Trustees.

Please visit our website at usfunds.com for updated performance information for different time periods.

 GLOBAL EMERGING MARKETS FUND

THE SIX-MONTH PERIOD IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

In response to a slowing global economy, China announced a 4 trillion yuan ($586 billion) stimulus plan in late 2008. The intended effect was to counteract a slowdown in exports by ramping up fixed asset investment in the near term and consumption in the long run.

The impact of the stimulus was not immediately felt in the GDP numbers. GDP growth in the fourth quarter of 2008 was 6.8 percent, down from 9.0 percent in the third quarter. GDP slowed further to
6.1 percent in the first quarter of 2009.

For 2008, China's exports averaged year-over-year growth of 17.9 percent. In the first five months of 2009, exports averaged negative
21.9 percent. These weak exports numbers reflected the economic weakness of China's major trading partners, the U.S. and the European Union.

In regional politics, cross-strait relations between mainland China and Taiwan were as good as they had ever been. This created an opportunity for money flows into Taiwan equities from the mainland, and the Taiwan Stock Exchange Index(2) outperformed during the six month period.

Money supply as measured by M2 (cash plus checking, savings and money market accounts) has exploded in China in 2009 as a result of the stimulus program. For 2008, M2 grew at an average rate of 16.7 percent. In the first five months of 2009, it grew at a rate of 23.3 percent.

Retail sales in China remained robust, although the growth rates in 2009 have been below those of 2008. Auto and property sales have been particularly strong, as the government provided incentives to boost sales in both of these categories. China surpassed the U.S. in total car sales.

Improving expectations for China and global growth caused massive inflows into global emerging markets funds beginning in March 2009, as risk appetite and performance rose. In the first half of 2009, the MSCI Emerging Markets Total Net Return Index gained 36 percent.

In Russia, 2009 opened with a flood of negative economic and political news. In January, Gazprom OAO(3) shut off natural gas pipelines to Europe after a quarrel with Ukraine over pricing. The Central Bank of Russia accelerated the pace of ruble devaluation. After reaching 36 rubles per dollar, Russia's currency stabilized and, supported by stronger crude prices, the MICEX Index(4) gained more than 88 percent from the January bottom through the end of June.

 GLOBAL EMERGING MARKETS FUND

South Africa, a more defensive market, gained 24 percent. The rand was flat in the first quarter of 2009 before strengthening 23 percent in the second quarter. A weaker dollar and stronger commodity prices caused resources outperformance over the six months. The economy faced a mild recession, the banking system was sound and infrastructure spending continued.

In Latin America, Chile's stock market was a strong consistent performer during the first half of the year, riding the wave of a relatively stable economy. Equity markets in Brazil languished early in the year as investors fretted about exposure to BRIC countries (Brazil, Russia, India and China), but a dramatic turnaround took place in March as the massive quantitative easing in the U.S. led investors to seek higher returns in commodities. Brazil strongly outperformed, with its Bovespa Index(5) returning 63 percent for the period.

In India, a massive fraud uncovered at a software company Satyam Computer Services Ltd.(3) led to a heavy sell-off in the shares. But in May, the Congress Party returned to power in a coalition government following a national election. The Congress Party, led by Sonia Gandhi, historically has taken a pro-business stance. The election results gave investors sufficient confidence to return to the market.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund gained 21.74 percent for the six-month period, compared to a 36.01 percent return for the MSCI Emerging Markets Total Net
Return Index, the fund's benchmark.

STRENGTHS

* One of the best-performing sectors was technology. Shares of Taiwanese company Wistron Corp.,(6) one of the top holdings in the fund, were up 199 percent during the time period. This made a significant positive contribution to performance.

* Another significant contributor to performance was China Dongxiang Group Co.,(7) which designs and retails sports-related apparel.
  The stock was up 184 percent in six months.

* The fund was significantly underweight equities in Mexico, which was the weakest performer in Latin America as a result of its heavy reliance on export, particularly to the U.S. The Mexican
  Bolsa Index(8) rose 15.8 percent in the six months.

 GLOBAL EMERGING MARKETS FUND

* In the energy space, the top holding was Brazilian oil producer
  Petroleo Brasileiro S.A.(9) The stock rallied 69 percent during the six months on the news that the company plans to invest in the exploration of a large offshore oil field.

WEAKNESSES

* South Korea's KOSPI Index(10) was a lagging index during the six months. Most of its underperformance came in the last two months of the time period, when its 2.4 percent advance fell far short of the
  8.6 percent move in Taiwan and a 23.1 percent gain in the Hang Seng Composite Index.(11) KOSPI's underperformance corresponded to a period of nuclear missile tests by neighboring North Korea. GS Engineering & Construction Corp.(3) and KB Financial Group, Inc.,(3) both held in the fund during the period, each lost more than 20 percent in the first two months of the year.

* In the first quarter, the fund was overweight South African equities, which significantly underperformed the MSCI benchmark index.

* A relatively high allocation to cash hurt the performance of the fund when markets turned positive in March.

* Financial stocks were also laggards during the time period.
  Commercial Bank of Qatar(3) lost 22 percent during the period.

* The second quarter rally in India after the Congress Party's electoral victory was a missed opportunity. The Bombay Stock
  Exchange Sensitive Index(12) returned 53 percent during the six-month period.

CURRENT OUTLOOK

OPPORTUNITIES

* China approved an economic zone along the coastline of the Liaoning province, a traditional base for heavy industry, as part of an effort to propel growth in northeast China. This should benefit seaports, ocean shippers, and equipment manufacturers in the region.

* Russia is finding new ways to achieve economic competitiveness in the 21st century. The country is carving out an international niche in the design and production of polysilicon solar panels. Several players are emerging in this sector, which is leveraging pioneering solar technologies used by the space program.

THREATS

* Freight rates for Chinese ocean-bound container ships continued to weaken, reflecting the export sector's vulnerability. Worse-than-

 GLOBAL EMERGING MARKETS FUND

  expected June data for U.S. employment prolonged concern about U.S. consumption, which is key to the fate of Chinese exporters. Going forward, the higher base in the third quarter of 2008 makes year-over-year comparison even more difficult for Chinese exports.

* South Africa's mining unions have demanded a 15 percent rise in wages, well above the country's inflation of 8.5 percent. Labor costs make up about half of the operating costs for gold producers.

 (1)Emerging market countries are those countries defined as such by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development or included in the MSCI Emerging Markets Index.

 (2)The Taiwan Stock Exchange Index (TAIEX) is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange.

 (3)The fund did not hold this security as of June 30, 2009.

 (4)The MICEX Index is the real-time cap-weighted Russian composite index. It comprises 30 most liquid stocks of Russian largest and most developed companies from 10 main economy sectors. The MICEX Index is calculated and disseminated by the MICEX Stock
    Exchange, the main Russian stock exchange.

 (5)The Bovespa Index (IBOV) is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

 (6)This security comprised 2.93% of the fund's total net assets as of June 30, 2009.

 (7)This security comprised 2.40% of the fund's total net assets as of June 30, 2009.

 (8)The Mexican Bolsa Index (MEXBOL), or the IPC (Indice de Precios y Cotizaciones), is a capitalization-weighted index of the leading stocks traded on the Mexican Stock Exchange.

 (9)This security comprised 3.25% of the fund's total net assets as of June 30, 2009.

(10)The KOSPI Index is a capitalization-weighted index of all common shares on the Korean Stock Exchange.

(11)The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Stock Exchange of Hong Kong, based on average market capitalization for the twelve months.

(12)The Bombay Stock Exchange Sensitive Index (Sensex) is a cap-weighted index. The selection of the index members has been made on the basis of liquidity, depth, and floating-stock-adjustment depth and industry representation. The index uses free float.

 GLOBAL EMERGING MARKETS FUND

 COUNTRY DISTRIBUTION*
 BASED ON TOTAL INVESTMENTS                            June 30, 2009

               [Global Emerging Markets Fund Pie Chart]

People's Republic of China                  29.2%
Brazil                                      14.3%
Other                                       12.9%
South Africa                                11.5%
Russian Federation                           9.3%
Hong Kong                                    7.7%
Korea, Republic Of                           4.6%
Taiwan                                       4.6%
India                                        3.7%
Mexico                                       2.2%

* Country distribution shown is based on domicile and the locale of company operations may be different.

 GLOBAL EMERGING MARKETS FUND

 TOP 10 HOLDINGS* (BASED ON NET ASSETS)                June 30, 2009

   INDUSTRIAL AND COMMERCIAL BANK OF CHINA LTD.             3.26%
     DIVERSIFIED BANKS
   ---------------------------------------------------------------
   PETROLEO BRASILEIRO S.A.                                 3.25%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   CHINA HIGH SPEED TRANSMISSION EQUIPMENT GROUP CO., LTD. 2.93%
     ELECTRONICS & COMPONENTS
   ---------------------------------------------------------------
   WISTRON CORP.                                            2.93%
     COMPUTER HARDWARE
   ---------------------------------------------------------------
   SASOL LTD.                                               2.90%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   SAMSUNG ELECTRONICS CO., LTD.                            2.65%
     SEMICONDUCTORS
   ---------------------------------------------------------------
   CHINA DONGXIANG GROUP CO.                                2.40%
     APPAREL
   ---------------------------------------------------------------
   MTN GROUP LTD.                                           2.39%
     WIRELESS TELECOMMUNICATIONS SERVICES
   ---------------------------------------------------------------
   ITAU UNIBANCO BANCO MULTIPLO S.A.                        2.39%
     DIVERSIFIED BANKS
   ---------------------------------------------------------------
   GOLD FIELDS LTD.                                         2.03%
     GOLD MINING
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  27.13%
   ---------------------------------------------------------------
   * Excluding repurchase agreements, if any.

 CHINA REGION FUND

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The China Region Fund (USCOX) seeks capital appreciation by focusing on the economic growth in the greater China region that includes
China, Hong Kong, Singapore, Korea, Taiwan and other Asian countries.(1) The fund emphasizes a long-term growth approach over current income.

PERFORMANCE GRAPH

 CHINA REGION FUND

                     [China Region Fund Graph]

                                      MSCI All Country
                                          Far East
                     China Region         Free ex
      Date               Fund           Japan Index
      ----               ----           -----------
    06/30/99         $ 10,000.00        $ 10,000.00
    07/30/99            9,498.21           9,599.51
    08/31/99            9,551.97           9,746.59
    09/30/99            9,050.18           8,957.77
    10/29/99            8,960.57           9,379.43
    11/30/99            9,928.32          10,306.57
    12/31/99           10,716.85          11,046.11
    01/31/00           10,770.61          10,794.45
    02/29/00           11,487.46          10,214.66
    03/31/00           11,935.48          10,672.53
    04/28/00           10,716.85           9,790.99
    05/31/00           10,143.37           8,982.56
    06/30/00           10,949.82           9,388.33
    07/31/00           11,003.58           9,038.87
    08/31/00           10,770.61           8,916.45
    09/29/00            9,874.55           7,875.45
    10/31/00            8,996.42           7,251.84
    11/30/00            8,512.54           6,882.17
    12/31/00            8,693.55           6,862.26
    01/31/01            9,056.54           7,780.06
    02/28/01            8,602.80           7,398.48
    03/30/01            8,530.20           6,588.11
    04/30/01            8,875.04           6,598.05
    05/31/01            9,165.43           6,533.44
    06/30/01            8,929.49           6,384.99
    07/31/01            8,185.37           6,130.31
    08/31/01            7,550.14           6,019.90
    09/30/01            6,697.12           5,054.45
    10/31/01            6,951.21           5,307.32
    11/30/01            7,441.24           6,030.31
    12/31/01            7,550.14           6,574.99
    01/31/02            7,731.63           6,839.81
    02/28/02            7,640.88           6,850.48
    03/31/02            8,022.02           7,334.54
    04/30/02            8,239.81           7,421.30
    05/31/02            8,221.66           7,251.00
    06/30/02            7,949.42           6,851.69
    07/31/02            7,423.09           6,587.24
    08/31/02            7,150.85           6,430.26
    09/30/02            6,551.92           5,688.00
    10/31/02            6,606.37           5,990.16
    11/30/02            6,914.91           6,284.11
    12/31/02            6,624.52           5,848.46
    01/31/03            6,824.16           5,917.45
    02/28/03            6,824.16           5,626.98
    03/31/03            6,533.77           5,357.24
    04/30/03            6,570.07           5,526.94
    05/31/03            7,314.20           5,977.74
    06/30/03            7,568.29           6,314.66
    07/31/03            8,276.11           6,841.08
    08/31/03            8,911.34           7,324.07
    09/30/03            9,201.73           7,341.87
    10/31/03           10,780.73           7,958.59
    11/30/03           11,089.27           7,831.29
    12/31/03           11,999.29           8,233.04
    01/31/04           12,072.46           8,765.02
    02/29/04           12,749.25           9,080.09
    03/31/04           12,328.54           8,874.79
    04/30/04           11,084.71           8,336.90
    05/31/04           11,029.84           8,107.85
    06/30/04           10,718.88           8,015.10
    07/31/04           10,609.13           7,775.25
    08/31/04           10,700.59           8,154.39
    09/30/04           11,432.25           8,417.93
    10/31/04           11,450.55           8,448.44
    11/30/04           12,182.21           9,164.97
    12/31/04           12,504.45           9,404.83
    01/31/05           12,092.63           9,459.13
    02/28/05           13,197.06           9,987.96
    03/31/05           12,785.24           9,500.38
    04/30/05           12,560.61           9,379.87
    05/31/05           12,392.14           9,558.13
    06/30/05           12,860.12           9,755.26
    07/31/05           13,328.10          10,352.61
    08/31/05           13,253.22           9,975.71
    09/30/05           13,983.27          10,454.35
    10/31/05           13,140.91           9,793.13
    11/30/05           13,739.92          10,481.39
    12/31/05           14,840.31          11,084.49
    01/31/06           16,395.38          11,857.96
    02/28/06           16,203.39          11,814.16
    03/31/06           17,336.09          11,923.17
    04/30/06           18,507.19          12,753.08
    05/31/06           17,278.50          11,845.51
    06/30/06           16,721.75          11,746.91
    07/31/06           16,548.96          11,720.18
    08/31/06           16,702.55          12,008.69
    09/30/06           16,990.52          12,339.95
    10/31/06           17,547.28          12,655.12
    11/30/06           18,871.96          13,649.87
    12/31/06           20,454.29          14,240.16
    01/31/07           20,142.31          13,990.17
    02/28/07           19,830.33          14,093.19
    03/31/07           20,376.29          14,368.88
    04/30/07           21,195.24          14,860.93
    05/31/07           23,028.14          15,642.37
    06/30/07           24,471.05          16,466.72
    07/31/07           26,147.95          17,616.76
    08/31/07           27,181.39          17,367.70
    09/30/07           32,426.58          19,357.38
    10/31/07           37,242.79          21,280.79
    11/30/07           32,465.58          19,275.08
    12/31/07           31,354.53          18,992.83
    01/31/08           26,506.15          16,346.31
    02/28/08           27,342.92          17,453.42
    03/31/08           24,266.54          16,512.60
    04/30/08           25,693.98          17,762.57
    05/31/08           24,980.26          17,268.73
    06/30/08           22,371.48          15,327.87
    07/31/08           21,362.43          14,987.60
    08/31/08           19,688.87          13,815.25
    09/30/08           16,932.43          11,519.07
    10/31/08           13,782.21           8,788.27
    11/30/08           12,994.66           8,293.44
    12/31/08           13,757.60           9,123.85
    01/31/09           12,576.27           8,579.50
    02/28/09           12,133.27           8,047.19
    03/31/09           13,708.38           9,160.99
    04/30/09           15,283.49          10,644.16
    05/31/09           17,818.43          12,070.11
    06/30/09           17,424.65          12,012.23

 AVERAGE ANNUAL PERFORMANCE                       For the Periods Ended
                                                          June 30, 2009
                               Six Month  One Year  Five Year  Ten Year
China Region Fund               26.65%    (22.11)%   10.20%     5.71%
-----------------------------------------------------------------------
Hang Seng Composite Index       33.53%    (12.45)%   14.46%      n/a
-----------------------------------------------------------------------
MSCI All Country Far East Free
  ex Japan Index*               31.66%    (21.63)%    8.42%     1.85%

* These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Stock Exchange of Hong Kong, based on average market capitalization for the twelve months. The index commenced January 2000; it is not included in the graph as it had less than ten years of data. The MSCI All Country Far
East Free ex Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of the Far East, excluding Japan. The index consists of the following developed and emerging market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, New Zealand, Philippines,
Singapore, Taiwan and Thailand. The returns for the indexes reflect no deduction for fees, expenses or taxes.

The Adviser has agreed to limit the fund's total operating expenses to 2.00% through September 30, 2009; however, the limitation may be revised at any time by the funds' Board of Trustees.

Please visit our website at usfunds.com for updated performance information for different time periods.

 CHINA REGION FUND

THE SIX-MONTH PERIOD IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

In response to a slowing global economy, China announced a 4 trillion yuan ($586 billion) stimulus plan in late 2008. The intended effect was to counteract a slowdown in exports by ramping up fixed asset investment in the near term and consumption in the long run.

The impact of the stimulus was not immediately felt in the GDP numbers. GDP growth in the fourth quarter of 2008 was 6.8 percent, down from 9.0 percent in the third quarter. GDP slowed further to
6.1 percent in the first quarter of 2009.

Because fixed asset investment (FAI) was meant to be the growth driver, strong FAI numbers were not a surprise. After averaging 26.4 percent in 2008, FAI in the first six months of 2009 averaged 30.4 percent.

Exports weakened as expected. For 2008, exports averaged year-over-year growth of 17.9 percent. In the first six months of 2009, exports averaged negative 21.8 percent. These weak exports numbers reflected the economic weakness of China's major trading partners, the U.S. and the European Union.

Retail sales remained robust, although the growth rates in 2009 have been below those of 2008. Auto and property sales have been particularly strong, as the government provided incentives to boost sales in both of these categories. China surpassed the U.S. in total car sales.

Money supply as measured by M2 (cash along with checking, savings and money market accounts) has exploded in China in 2009 as a result of the stimulus program. For 2008, M2 grew at an average rate of
16.7 percent. In the first six months of 2009, it grew at a rate of
24.2 percent.

The performance of the various sectors in the Hang Seng Composite
Index (HSCI), the fund's benchmark, was all positive during the six months. Technology, materials and consumer goods advanced the most, while telecom, utilities and financials rose the least.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund gained 26.65 percent for the six-month time period ended
June 30, 2009, compared to a 33.53 percent return for the HSCI.

 CHINA REGION FUND

After China announced its massive stimulus plan late in 2008, the fund went from a defensive posture to one aggressively positioned to take advantage of the focus of the stimulus plan, primarily infrastructure.

At the start of the six-month period, the fund was overweight the materials and industrial goods sectors because they appeared likely to benefit most from increased infrastructure spending. In addition, the fund significantly increased its exposure to financial stocks (although the weighting was still far below the benchmark) in the expectation that increased lending would be positive for earnings.

The move into materials and industrials worked well, as both sectors outperformed the index. The increased financial exposure was a slight drag on performance as the sector lagged the index overall. Another drag on performance was the exposure in technology. Much of the fund's tech exposure was in South Korea, and South Korea did lag the other markets in the region.

STRENGTHS

* The best-performing sector in the HSCI was technology. A longtime technology holding of the fund is TenCent Holdings Ltd.,(2) which was up 82 percent in the time period and was a significant positive contributor to performance.

* Another significant contributor to performance was China Dongxiang Group Co.,(3) which designs and retails sports-related apparel. The stock was up 184 percent in six months and became one of the fund's largest holdings on the basis of the price appreciation.

* In the materials space, the second best performing HSCI sector, the top contributing stock was Zhaojin Mining Industry Co., Ltd.,(4) a gold and copper miner in China. The stock rose 113 percent during the time period.

WEAKNESSES

* South Korea's KOSPI Index(5) was a lagging index during the six months. Most of its underperformance came in the last two months of the time period, when its 2.4 percent advance fell far short of the 8.6 percent move in Taiwan and a 23.1 percent gain in the HSCI. KOSPI's underperformance corresponded to a period of nuclear missile tests by neighboring North Korea. At its peak, the fund had 5 percent of its assets invested in South Korean stocks that included GS Engineering & Construction Corp.,(6) KT&G Corp.(6) and Samsung Electronics Co., Ltd.(6)

 CHINA REGION FUND

* Financial stocks were also laggards during the time period. Loan growth was staggering to the point where new loans in the first four months of the year were greater than all new lending in 2008. With such massive lending came concerns about the Chinese banks' ability to price loans correctly and the possibility for loan losses in the future. Industrial and Commercial Bank of China Ltd.(7) and Bank of Communications Co., Ltd.(6) were the most significant loss contributors.

Despite the sharp advance in many of the China region's indices, the area still appears poised to outperform on a relative basis. The economies in this part of the world should grow at a faster rate than those in the West. Stronger economies should translate into stronger stock markets. The fund managers remain very constructive on the China region.

The fund is actively managed, and holding period is not generally a consideration in investment decisions. Its annual portfolio turnover is, and is expected to continue to be, greater than 100 percent.

CURRENT OUTLOOK

OPPORTUNITIES

* Many investors were skeptical about China's ability to reach 8 percent GDP growth in 2009, but it now appears that not only is 8 percent attainable, there is a risk now that China will grow even faster.

* China does not expect any contribution from net exports towards GDP growth. It expects net exports to actually take away from GDP growth. The opportunity lies in any sort of economic improvements in the U.S. or the E.U. that would make net exports stop from being a drag on GDP growth.

* Complacency on the part of China's government remains a big risk. By complacency, we mean that China becomes satisfied with the current state of the economy and does not make the necessary adjustments to ensure future growth at a reasonable rate.

* Trade and protectionism go hand in hand. While the rhetoric from Congress has quieted some, as mid-term elections approach, anti-China sentiment may arise once again, and the usual form of rhetoric includes protectionist measures that impede free trade.

(1)The China region is defined as any country that either shares a border with China or is located in the South China Sea or the East China Sea and includes: the People's Republic of China (PRC or China), Bangladesh, Hong Kong, India, Indonesia, Kazakhstan, Korea, Kyrgyzstan, Laos, Malaysia, Mongolia, Nepal, Pakistan, Philippines, Singapore, Taiwan, Tajikistan, Thailand, and Vietnam.

(2)This security comprised 2.78% of the fund's total net assets as of June 30, 2009.

 CHINA REGION FUND

(3)This security comprised 3.35% of the fund's total net assets as of June 30, 2009.

(4)This security comprised 1.30% of the fund's total net assets as of June 30, 2009.

(5)The KOSPI Index is a capitalization-weighted index of all common shares on the Korean Stock Exchange.

(6)The fund did not hold this security as of June 30, 2009.

(7)This security comprised 2.79% of the fund's total net assets as of June 30, 2009.


 COUNTRY DISTRIBUTION*
 BASED ON TOTAL INVESTMENTS                            June 30, 2009

                    [China Region Fund Pie Chart]

People's Republic of China        61.8%
Hong Kong                         22.9%
Other                              6.0%
Indonesia                          3.6%
Korea, Republic of                 3.2%
United Kingdom                     2.5%

* Country distribution shown is based on domicile and not intended to conform to the China region definition in the prospectus.

 CHINA REGION FUND

 TOP 10 HOLDINGS* (BASED ON NET ASSETS)                June 30, 2009

   CHINA MERCHANTS BANK CO., LTD.                           3.64%
     COMMERCIAL BANKS - NON US
   ---------------------------------------------------------------
   CHINA DONGXIANG GROUP CO.                                3.35%
     RETAIL
   ---------------------------------------------------------------
   HONG KONG EXCHANGES & CLEARING LTD.                      3.11%
     FINANCIAL SERVICES
   ---------------------------------------------------------------
   CHINA SHENHUA ENERGY CO., LTD.                           2.92%
     COAL
   ---------------------------------------------------------------
   AGILE PROPERTY HOLDINGS LTD.                             2.88%
     REAL ESTATE COMPANIES
   ---------------------------------------------------------------
   INDUSTRIAL AND COMMERCIAL BANK OF CHINA LTD.             2.79%
     COMMERCIAL BANKS - NON US
   ---------------------------------------------------------------
   TENCENT HOLDINGS LTD.                                    2.78%
     INTERNET
   ---------------------------------------------------------------
   CHINA CONSTRUCTION BANK CORP.                            2.78%
     COMMERCIAL BANKS - NON US
   ---------------------------------------------------------------
   MAANSHAN IRON AND STEEL CO., LTD.                        2.51%
     STEEL
   ---------------------------------------------------------------
   CNPC HONG KONG LTD.                                      2.49%
     OIL & GAS EXPLORATION & PRODUCTION
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  29.25%
   ---------------------------------------------------------------
   * Excluding repurchase agreements, if any.

 EXPENSE EXAMPLE (UNAUDITED)                          June 30, 2009

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including short-term trading fees and exchange fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

* ACTUAL EXPENSES. The first line of the following table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

* HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second line of the following table for each fund provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct or transactional costs, such as small account, exchange or short-term trading fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct or transactional costs were included, your costs would have been higher.

 EXPENSE EXAMPLE (UNAUDITED)                          June 30, 2009

-----------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2009            BEGINNING         ENDING
                                        ACCOUNT VALUE   ACCOUNT VALUE    EXPENSES
                                          JANUARY 1,       JUNE 30,     PAID DURING
                                            2009            2009          PERIOD*
-----------------------------------------------------------------------------------
U.S. TREASURY SECURITIES CASH FUND
Based on Actual Fund Return               $1,000.00       $1,000.10       $ 1.83
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,022.96       $ 1.86
-----------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES SAVINGS FUND
Based on Actual Fund Return               $1,000.00       $1,000.90       $ 2.18
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,022.61       $ 2.21
-----------------------------------------------------------------------------------
NEAR-TERM TAX FREE FUND
Based on Actual Fund Return               $1,000.00       $1,022.70       $ 2.26
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,022.56       $ 2.26
-----------------------------------------------------------------------------------
TAX FREE FUND
Based on Actual Fund Return               $1,000.00       $1,034.70       $ 3.53
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,021.32       $ 3.51
-----------------------------------------------------------------------------------
ALL AMERICAN EQUITY FUND
Based on Actual Fund Return               $1,000.00       $  972.90       $ 8.56
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,016.12       $ 8.75
-----------------------------------------------------------------------------------
HOLMES GROWTH FUND
Based on Actual Fund Return               $1,000.00       $1,086.00       $ 9.05
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,016.12       $ 8.75
-----------------------------------------------------------------------------------
GLOBAL MEGATRENDS FUND
Based on Actual Fund Return               $1,000.00       $1,116.20       $ 9.71
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,015.62       $ 9.25
-----------------------------------------------------------------------------------
GLOBAL RESOURCES FUND
Based on Actual Fund Return               $1,000.00       $1,254.80       $ 8.39
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,017.36       $ 7.50
-----------------------------------------------------------------------------------
WORLD PRECIOUS MINERALS FUND
Based on Actual Fund Return               $1,000.00       $1,352.50       $ 8.75
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,017.36       $ 7.50
-----------------------------------------------------------------------------------
GOLD AND PRECIOUS METALS FUND
Based on Actual Fund Return               $1,000.00       $1,147.70       $ 7.99
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,017.36       $ 7.50
-----------------------------------------------------------------------------------
EASTERN EUROPEAN FUND
Based on Actual Fund Return               $1,000.00       $1,302.70       $12.10
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,014.28       $10.59
-----------------------------------------------------------------------------------
GLOBAL EMERGING MARKETS FUND
Based on Actual Fund Return               $1,000.00       $1,217.40       $13.74
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,012.40       $12.47
-----------------------------------------------------------------------------------
CHINA REGION FUND
Based on Actual Fund Return               $1,000.00       $1,266.50       $11.24
Based on Hypothetical 5% Yearly Return    $1,000.00       $1,014.88       $ 9.99
-----------------------------------------------------------------------------------

*These calculations are based on expenses incurred in the most recent fiscal half-year. The funds' annualized expense ratios (after reimbursements and offsets) for the six-month period ended June 30, 2009, were 0.37%, 0.44%, 0.45%, 0.70%, 1.75%, 1.75%, 1.85%, 1.50%,
1.50%, 1.50%, 2.13%, 2.50% and 2.00%, respectively, for the U.S.
Treasury Securities Cash, U.S. Government Securities Savings, Near-Term Tax Free, Tax Free, All American Equity, Holmes Growth, Global MegaTrends, Global Resources, World Precious Minerals, Gold and Precious Metals, Eastern European, Global Emerging Markets and China Region Funds. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, then divided by 365 days in the current fiscal year.

 U.S. TREASURY SECURITIES CASH FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  June 30, 2009

UNITED STATES
GOVERNMENT                             COUPON   MATURITY   PRINCIPAL
OBLIGATIONS 54.39%                      RATE      DATE       AMOUNT          VALUE

UNITED STATES TREASURY BILLS 54.39%
-------------------------------------------------------------------------------------
                               Yield    0.74%   07/02/09  $ 20,000,000   $ 19,999,590
                               Yield    0.17%   07/23/09    10,000,000      9,998,992
                               Yield    0.22%   09/15/09    10,000,000      9,995,356
                               Yield    0.20%   10/08/09    10,000,000      9,994,500
                               Yield    0.21%   10/22/09    10,000,000      9,993,408

-------------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT OBLIGATIONS                                 59,981,846
-------------------------------------------------------------------------------------
  (cost $59,981,846)

REPURCHASE AGREEMENTS 45.42%

Joint Tri-Party Repurchase
  Agreements, 06/30/09,
  collateralized by U.S. Treasury
  securities held in joint tri-party
  repurchase accounts:

0.01% Merrill Lynch, repurchase
  price $25,000,007                     0.01%   07/01/09    25,000,000     25,000,000
0.02% Credit Suisse First Boston,
  repurchase price $25,090,677          0.02%   07/01/09    25,090,663     25,090,663

-------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                                50,090,663
-------------------------------------------------------------------------------------
  (cost $50,090,663)

-------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.81%                                                  110,072,509
-------------------------------------------------------------------------------------
  (cost $110,072,509)
Other assets and liabilities, net 0.19%                                       211,816
                                                                         ------------

NET ASSETS 100%                                                          $110,284,325
                                                                         ------------

See notes to portfolios of investments and notes to financial statements.

                                                                   69


U.S. GOVERNMENT SECURITIES SAVINGS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  June 30, 2009

UNITED STATES
GOVERNMENT AND AGENCY                COUPON    MATURITY     PRINCIPAL
OBLIGATIONS 99.99%                    RATE       DATE        AMOUNT        VALUE
FEDERAL FARM CREDIT BANK 50.05%
------------------------------------------------------------------------------------
Discount Notes:
                               Yield  0.01%    07/01/09  $ 50,000,000   $ 50,000,000
                               Yield  0.14%    07/07/09    15,299,000     15,298,643
                               Yield  0.15%    07/16/09     6,585,000      6,584,588
                               Yield  0.08%    07/27/09    12,310,000     12,309,289
                               Yield  0.17%    07/30/09     6,790,000      6,789,070
                               Yield  0.10%    07/31/09    15,000,000     14,998,750
                               Yield  1.93%    09/14/09     5,000,000      4,980,208
                               Yield  0.22%    10/16/09     5,000,000      4,996,731
Fixed Rates:
                                      4.13%    07/17/09     6,758,000      6,769,190
                                      5.25%    08/03/09     2,055,000      2,062,067
                                      4.13%    11/13/09     3,000,000      3,036,855
                                      0.90%    12/16/09     2,002,000      2,003,462
                                      5.10%    03/15/10     1,500,000      1,548,365
Variable Rates:
                                      0.18%    09/03/09    10,000,000      9,996,649
                                      0.23%    10/14/09     2,000,000      1,999,184
                                      0.21%    03/29/10     3,000,000      2,998,501
                                                                        ------------
                                                                         146,371,552

FEDERAL HOME LOAN BANK 49.94%
------------------------------------------------------------------------------------
Discount Notes:
                               Yield  0.65%    07/01/09    14,066,000     14,066,000
                               Yield  0.15%    07/06/09    13,420,000     13,419,719
                               Yield  0.15%    07/17/09    24,547,000     24,545,347
                               Yield  0.18%    07/29/09     8,858,000      8,856,760
                               Yield  0.13%    07/30/09     2,650,000      2,649,723
                               Yield  0.17%    08/10/09    10,000,000      9,998,111
                               Yield  0.20%    08/11/09     6,400,000      6,398,542
                               Yield  0.20%    09/02/09     3,200,000      3,198,880
                               Yield  0.89%    09/08/09     1,428,000      1,425,591
                               Yield  0.85%    12/01/09     3,000,000      2,989,290
                               Yield  0.65%    01/06/10     3,937,000      3,923,565
                               Yield  0.86%    01/11/10     2,827,000      2,814,051
Fixed Rates:
                                      5.38%    07/17/09     4,690,000      4,698,490
                                      3.75%    08/18/09     5,000,000      5,023,178
                                      3.88%    01/15/10     4,000,000      4,074,481
                                      1.00%    02/05/10     3,000,000      3,000,000
                                      1.02%    02/10/10     3,000,000      3,000,000
                                      1.04%    02/18/10     3,000,000      2,999,237
                                      1.09%    02/18/10     3,000,000      2,998,354

See notes to portfolios of investments and notes to financial statements.

70


U.S. GOVERNMENT SECURITIES SAVINGS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                 June 30, 2009

UNITED STATES
GOVERNMENT AND AGENCY                COUPON    MATURITY     PRINCIPAL
OBLIGATIONS                           RATE       DATE        AMOUNT        VALUE
FEDERAL HOME LOAN BANK (CONT'D)
------------------------------------------------------------------------------------
                                      1.11%    03/03/10  $  3,000,000   $  2,998,758
                                      1.10%    03/11/10     3,000,000      2,998,709
Variable Rates:
                                      0.73%    02/05/10    10,000,000     10,000,000
                                      0.84%    03/19/10    10,000,000     10,000,000
                                                                        ------------
                                                                         146,076,786

------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.99%                                                 292,448,338
------------------------------------------------------------------------------------
  (cost $292,448,338)
Other assets and liabilities, net
  0.01%                                                                       33,037
                                                                        ------------

NET ASSETS 100%                                                         $292,481,375
                                                                        ------------

See notes to portfolios of investments and notes to financial statements.

                                                                    71

NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                   June 30, 2009

                                         COUPON    MATURITY     PRINCIPAL
MUNICIPAL BONDS 88.12%                    RATE       DATE        AMOUNT        VALUE
ALABAMA 4.28%
---------------------------------------------------------------------------------------
Bessemer, Alabama Water Revenue           4.00%    01/01/16   $  300,000    $   255,246
Mountain Brook City Board of Education
  Capital Outlay                          4.00%    02/15/15      200,000        214,088
University of Alabama at Birmingham,
  Hospital Revenue, Series A              5.00%    09/01/15      300,000        315,369
                                                                            -----------
                                                                                784,703

ALASKA 1.70%
---------------------------------------------------------------------------------------
Alaska Municipal Bond Bank Authority,
  Series A                                4.00%    02/01/16      300,000        312,126

ARIZONA 2.77%
---------------------------------------------------------------------------------------
Arizona State Transportation Board
  Excise Tax Revenue                      5.00%    07/01/17      175,000        195,996
Pima County Unified School District, GO
  Unlimited, Refunding                    3.70%    07/01/12      300,000        311,085
                                                                            -----------
                                                                                507,081

CALIFORNIA 1.29%
---------------------------------------------------------------------------------------
San Diego, California Community College
  District, Capital Appreciation,
  Election 2002, GO Unlimited (ZCB)       4.34%(1) 05/01/15      300,000        236,889

CONNECTICUT 2.71%
---------------------------------------------------------------------------------------
Connecticut State, Series D, GO
  Unlimited                               5.38%    11/15/18      250,000        282,925
Connecticut State, Series E, GO
  Unlimited                               5.13%    11/15/14      200,000        213,700
                                                                            -----------
                                                                                496,625

DISTRICT OF COLUMBIA 1.40%
---------------------------------------------------------------------------------------
District of Columbia Certifications of
  Participation                           4.00%    01/01/14      250,000        256,610

FLORIDA 5.45%
---------------------------------------------------------------------------------------
Florida State Board of Education
  Capital Outlay, Series B, GO            5.25%    06/01/11      175,000        175,280
Florida State Board of Education
  Lottery Revenue, Series A               4.00%    07/01/14      300,000        305,295
Florida State Department of
  Environmental Protection Preservation
  Revenue, Florida Forever, Series B      5.00%    07/01/09      205,000        205,000
Orange County, Florida Tourist
  Development Tax Revenue, Refunding      5.00%    10/01/10      300,000        310,962
                                                                            -----------
                                                                                996,537
See notes to portfolios of investments and notes to financial statements.

72


NEAR-TERM TAX FREE FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2009

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT        VALUE
ILLINOIS 7.73%
--------------------------------------------------------------------------------------
Cook County, Illinois Capital
  Improvement, GO Unlimited,
  Prerefunded, Series A                   5.25%   11/15/14   $  300,000    $   308,199
Dundee Township, GO Unlimited             5.00%   12/01/13      240,000        264,336
Illinois Finance Authority Revenue,
  Refunding                               5.00%   07/01/16      390,000        407,199
Illinois State Sales Tax Revenue          5.00%   06/15/14      200,000        220,366
Illinois State Toll Highway Authority,
  Toll Highway Revenue, Series A          5.00%   01/01/16      200,000        217,878
                                                                           -----------
                                                                             1,417,978

INDIANA 6.71%
--------------------------------------------------------------------------------------
Hamilton Heights Independent School       5.25%   07/15/11      305,000        330,214
Indiana State Educational Facilities
  Authority Revenue, University of
  Indianapolis Project                    5.65%   10/01/15      200,000        204,472
Indiana State Finance Authority
  Revenue, Refunding                      4.00%   05/01/12      350,000        372,761
Tippecanoe County, Indiana School
  Improvements                            4.00%   01/15/15      300,000        322,443
                                                                           -----------
                                                                             1,229,890

IOWA 2.78%
--------------------------------------------------------------------------------------
Ames, Iowa Hospital Revenue, Refunding    5.00%   06/15/15      300,000        302,337
Johnston Community School District, GO
  Unlimited                               4.00%   06/01/16      200,000        206,906
                                                                           -----------
                                                                               509,243

KANSAS 1.18%
--------------------------------------------------------------------------------------
Kansas State Development Finance
  Authority Revenue                       4.00%   10/01/15      200,000        216,136

MICHIGAN 0.06%
--------------------------------------------------------------------------------------
Detroit, Michigan Local Development
  Finance Authority, Refunding,
  Series A                                5.20%   05/01/10       40,000         11,200

MISSOURI 1.29%
--------------------------------------------------------------------------------------
Missouri State Health & Educational
  Facilities Authority Revenue,
  Series A                                6.75%   05/15/13      200,000        235,834

NEVADA 2.44%
--------------------------------------------------------------------------------------
North Las Vegas, GO Limited               4.00%   03/01/16      200,000        199,298
Nye County School District, GO Limited    4.00%   05/01/15      230,000        248,182
                                                                           -----------
                                                                               447,480

See notes to portfolios of investments and notes to financial statements.

                                                                     73

NEAR-TERM TAX FREE FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2009

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT        VALUE
NEW HAMPSHIRE 0.80%
--------------------------------------------------------------------------------------
New Hampshire Health & Education
  Facilities Authority Revenue            5.00%   07/01/14   $  145,000    $   146,691

NEW JERSEY 2.91%
--------------------------------------------------------------------------------------
New Jersey State                          5.13%   05/01/10      250,000        259,590
New Jersey State Transportation Trust
  Fund Authority, Series D                4.00%   06/15/14      250,000        273,168
                                                                           -----------
                                                                               532,758

NEW YORK 4.18%
--------------------------------------------------------------------------------------
New York, New York, Series B              5.25%   08/01/09      200,000        200,640
New York, New York, Series G, GO
  Unlimited                               5.00%   08/01/12      125,000        135,100
New York, New York, Subseries L-1, GO
  Unlimited                               4.00%   04/01/15      300,000        310,404
Schenectady Metroplex Development
  Authority Revenue, Series A             5.00%   12/15/12      110,000        118,673
                                                                           -----------
                                                                               764,817

OREGON 0.69%
--------------------------------------------------------------------------------------
Oregon State Department of
  Transportation Highway                  5.00%   11/15/09      125,000        127,015

PENNSYLVANIA 1.64%
--------------------------------------------------------------------------------------
Pennsylvania State Turnpike Commission,
  Bond Anticipation Notes, Series A       4.00%   10/15/09      300,000        300,924

SOUTH CAROLINA 4.01%
--------------------------------------------------------------------------------------
Horry County Hospitality Fee Special
  Obligation                              5.00%   04/01/10      200,000        204,372
Jasper County School District, GO
  Unlimited                               4.00%   03/01/15      195,000        209,260
Spartanburg County School District        3.88%   04/01/12      300,000        320,109
                                                                           -----------
                                                                               733,741

TENNESSEE 3.42%
--------------------------------------------------------------------------------------
Metropolitan Government of Nashville &
  Davidson County, Water & Sewer
  Revenue                                 6.50%   12/01/14      250,000        305,185
Tennessee State, GO Unlimited,
  Refunding, Series A                     5.00%   05/01/11      300,000        321,351
                                                                           -----------
                                                                               626,536

TEXAS 16.38%
--------------------------------------------------------------------------------------
Addison, Texas Certificates of
  Obligation, GO Unlimited                4.00%   02/15/20      250,000        254,185

See notes to portfolios of investments and notes to financial statements.

74


NEAR-TERM TAX FREE FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2009

                                         COUPON    MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE       DATE        AMOUNT        VALUE
TEXAS (CONT'D)
---------------------------------------------------------------------------------------
Bexar County Hospital District, GO
  Limited                                 3.50%    02/15/10   $  300,000    $   304,776
Conroe Texas, GO Limited                  2.75%    03/01/10      170,000        168,371
Grand Prairie Independent School
  District, Refunded, GO Unlimited
  (ZCB)                                   4.47%(1) 08/15/16      400,000        306,520
Katy, Texas Independent School
  District, School Building, Series D,
  GO Unlimited                            4.50%    02/15/19      325,000        340,496
Lewisville, Texas Independent School
  District, GO Unlimited, Refunding
  (ZCB)                                   4.04%(1) 08/15/15      400,000        331,080
Mount Vernon, Texas Independent School
  District Capital Appreciation Bonds,
  GO Unlimited (ZCB)                      1.66%(1) 02/15/10      200,000        198,634
North Texas Municipal Water District,
  Regional Solid Waste Disposal Systems
  Revenue                                 3.00%    09/01/12      300,000        304,332
Port Authur, Texas, Refunding, GO
  Unlimited                               2.85%    02/15/11      200,000        204,272
San Antonio Water System Revenue          5.00%    05/15/13      100,000        105,199
San Antonio, Texas Municipal Drain
  Utilities Systems Revenue               4.00%    02/01/16      300,000        306,402
San Patricio, Texas Municipal Water
  District, Refunded                      4.00%    07/10/18      200,000        180,446
                                                                            -----------
                                                                              3,004,713

UTAH 1.83%
---------------------------------------------------------------------------------------
Utah State, Refunding, Series B, GO
  Unlimited                               5.38%    07/01/12      300,000        336,159

VIRGINIA 3.67%
---------------------------------------------------------------------------------------
Virginia College Building Authority
  Educational Facilities Revenue,
  Prerefunded, Series A                   5.00%    09/01/15       10,000         11,509
Virginia College Building Authority
  Educational Facilities Revenue,
  Unrefunded, Series A                    5.00%    09/01/15      290,000        329,681
Virginia State Public Building
  Authority & Public Facilities
  Revenue, Refunding, Series A            5.00%    08/01/12      300,000        332,238
                                                                            -----------
                                                                                673,428

WASHINGTON 3.69%
---------------------------------------------------------------------------------------
Clark County, Washington School
  District, GO Unlimited                  5.13%    12/01/11      100,000        109,143
King County, Washington School District
  No. 401 Highline Public Schools, GO
  Unlimited                               5.50%    12/01/13      240,000        264,785
Seattle, Washington Municipal Light and
  Power Revenue, Refunding                5.00%    07/01/17      300,000        300,402
                                                                            -----------
                                                                                674,330

See notes to portfolios of investments and notes to financial statements.

                                                                   75


NEAR-TERM TAX FREE FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2009

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT        VALUE
WISCONSIN 3.11%
--------------------------------------------------------------------------------------
Chippewa Valley, Wisconsin, Technical
  College District Promissory Notes,
  Series A, GO Unlimited                  4.00%   04/01/14   $  250,000    $   268,030
Wisconsin State, Refunding, Series 2,
  GO Unlimited                            4.13%   11/01/16      295,000        302,620
                                                                           -----------
                                                                               570,650

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 88.12%                                                    16,150,094
--------------------------------------------------------------------------------------
  (cost $15,841,091)
Other assets and liabilities, net
  11.88%                                                                     2,177,630
                                                                           -----------

NET ASSETS 100%                                                            $18,327,724
                                                                           -----------

(1)Represents Yield

See notes to portfolios of investments and notes to financial statements.

76


TAX FREE FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2009

                                         COUPON    MATURITY     PRINCIPAL
MUNICIPAL BONDS 96.08%                    RATE       DATE         AMOUNT       VALUE
ALABAMA 7.12%
---------------------------------------------------------------------------------------
Alabama 21st Century Authority, Tobacco
  Settlement Revenue                      5.75%    12/01/19   $  275,000    $   259,432
Alabama State, GO Unlimited, Series A     4.63%    09/01/22      375,000        388,935
Bessemer, Alabama Water Revenue           4.00%    01/01/16      200,000        170,164
Mountain Brook City Board of Education
  Capital Outlay                          4.00%    02/15/15      195,000        208,736
University of Alabama at Birmingham,
  Hospital Revenue, Series A              5.00%    09/01/15      300,000        315,369
                                                                            -----------
                                                                              1,342,636

ARIZONA 1.42%
---------------------------------------------------------------------------------------
University of Arizona Certificates of
  Participation, Series C                 5.00%    06/01/22      260,000        268,159

CALIFORNIA 10.39%
---------------------------------------------------------------------------------------
Anaheim, California City School
  District, Capital Appreciation,
  Election 2002, GO Unlimited (ZCB)       4.60%(1) 08/01/28      580,000        153,700
California State, GO Unlimited            5.00%    03/01/32      300,000        258,303
California State, GO Unlimited            4.75%    03/01/34      205,000        161,794
California State, GO Unlimited            5.00%    06/01/37      455,000        381,941
Campbell, California Union High School
  District, GO Unlimited                  4.75%    08/01/34      300,000        268,647
San Diego, California Community College
  District, Capital Appreciation,
  Election 2002, GO Unlimited (ZCB)       4.34%(1) 05/01/15      450,000        355,333
Santa Clara Valley Transportation
  Authority, Refunded, Series A           5.00%    04/01/27      370,000        377,344
                                                                            -----------
                                                                              1,957,062

COLORADO 0.78%
---------------------------------------------------------------------------------------
Colorado Health Facilities Authority
  Revenue                                 5.00%    09/01/16      150,000        146,181

CONNECTICUT 1.70%
---------------------------------------------------------------------------------------
Connecticut State, Series E, GO
  Unlimited                               5.13%    11/15/14      300,000        320,550

FLORIDA 3.95%
---------------------------------------------------------------------------------------
Florida Board of Education, GO
  Unlimited, Refunding, Series C          4.50%    06/01/28      300,000        279,969
St. Lucie County Florida Sales Tax
  Revenue                                 5.25%    10/01/23      465,000        464,498
                                                                            -----------
                                                                                744,467

See notes to portfolios of investments and notes to financial statements.

                                                                   77


TAX FREE FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2009

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE         AMOUNT       VALUE
GEORGIA 2.69%
--------------------------------------------------------------------------------------
Atlanta Development Authority Revenue     5.25%   07/01/22   $  500,000    $   506,325

ILLINOIS 8.59%
--------------------------------------------------------------------------------------
Chicago Board of Education, GO
  Unlimited                               5.25%   12/01/19      300,000        321,090
Du Page County, Refunding                 5.60%   01/01/21      490,000        551,554
Illinois Development Financing
  Authority Hospital Revenue, Adventist
  Health System                           5.65%   11/15/24      435,000        447,428
Illinois Regional Transportation
  Authority Revenue, Series A             7.20%   11/01/20      250,000        300,023
                                                                           -----------
                                                                             1,620,095

INDIANA 1.54%
--------------------------------------------------------------------------------------
Indianapolis Local Public Improvement
  Bond Bank, Waterworks Project, Series
  2007 L                                  5.25%   01/01/33      305,000        290,000

KANSAS 7.47%
--------------------------------------------------------------------------------------
Kansas State Development Finance
  Authority Hospital Revenue, Series Z    5.00%   12/15/12      500,000        496,715
Kansas State Development Finance
  Authority Revenue                       4.00%   10/01/15      250,000        270,170
University of Kansas Hospital Authority
  Health Facilities Revenue               5.63%   09/01/27      570,000        643,444
                                                                           -----------
                                                                             1,410,329

KENTUCKY 1.22%
--------------------------------------------------------------------------------------
Bowling Green, Kentucky, GO Unlimited,
  Series B                                4.00%   09/01/16      215,000        230,603

MARYLAND 1.73%
--------------------------------------------------------------------------------------
Maryland Health & Higher Educational
  Facilities Authority Revenue            5.75%   07/01/21      300,000        326,028

MICHIGAN 2.06%
--------------------------------------------------------------------------------------
Detroit, Michigan Local Development
  Financing Authority, Refunding,
  Series A                                5.38%   05/01/18      300,000         84,000
Macomb County Building Authority, GO
  Limited                                 4.50%   11/01/23      300,000        303,858
                                                                           -----------
                                                                               387,858

MISSOURI 3.56%
--------------------------------------------------------------------------------------
Kansas City Water Revenue                 4.00%   12/01/22      250,000        258,130
St. Louis Airport Development Program,
  Prerefunded, Series A                   5.00%   07/01/11      165,000        177,913

See notes to portfolios of investments and notes to financial statements.

78


TAX FREE FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2009

                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE         AMOUNT       VALUE
MISSOURI (CONT'D)
--------------------------------------------------------------------------------------
St. Louis Airport Development Program,
  Unrefunded, Series A                    5.00%   07/01/11   $  235,000    $   236,055
                                                                           -----------
                                                                               672,098

NEVADA 1.35%
--------------------------------------------------------------------------------------
Nye County School District, GO Limited    4.00%   05/01/15      235,000        253,577

NEW HAMPSHIRE 2.64%
--------------------------------------------------------------------------------------
Manchester, New Hampshire School
  Facilities Revenue, Refunding           5.50%   06/01/26      300,000        340,977
New Hampshire Health & Education
  Facilities Authority Revenue            5.00%   07/01/14      155,000        156,807
                                                                           -----------
                                                                               497,784

NEW JERSEY 2.43%
--------------------------------------------------------------------------------------
New Jersey Health Care Facilities
  Financing Authority Revenue             4.38%   07/01/10      460,000        459,002

OHIO 2.50%
--------------------------------------------------------------------------------------
Ohio State Mental Health Facilities
  Revenue                                 5.50%   06/01/15      300,000        325,617
South Euclid Special Assessment, GO
  Limited Tax                             6.70%   12/01/14      130,000        145,720
                                                                           -----------
                                                                               471,337

RHODE ISLAND 3.05%
--------------------------------------------------------------------------------------
Rhode Island State Health & Educational
  Building Corporation Revenue            6.50%   08/15/32      500,000        574,320

SOUTH CAROLINA 1.19%
--------------------------------------------------------------------------------------
South Carolina Jobs Economic
  Development Authority Revenue           5.00%   11/01/23      250,000        224,932

TENNESSEE 1.15%
--------------------------------------------------------------------------------------
Memphis, Tennessee Sanitary Sewage
  System Revenue, Refunding               5.00%   05/01/20      200,000        216,136

TEXAS 21.37%
--------------------------------------------------------------------------------------
Baytown, Texas, GO Limited                4.50%   02/01/27      250,000        246,410
Dallas, Texas Waterworks & Sewer
  Systems Revenue, Refunding              4.50%   10/01/19      225,000        235,712
Duncanville, Texas Independent School
  District, GO Unlimited, Prerefunded,
  Series B                                5.25%   02/15/32      495,000        546,594

See notes to portfolios of investments and notes to financial statements.

                                                                   79

TAX FREE FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2009

                                         COUPON    MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE       DATE         AMOUNT       VALUE
TEXAS (CONT'D)
---------------------------------------------------------------------------------------
Duncanville, Texas Independent School
  District, GO Unlimited, Unrefunded,
  Series B                                5.25%    02/15/32   $    5,000    $     5,065
Forney, Texas, GO Limited                 5.00%    02/15/27      500,000        508,835
Goose Creek, Texas Independent School
  District Schoolhouse, Series A          5.25%    02/15/18      370,000        417,652
Greenville, Texas Independent School
  District, GO Unlimited, Refunding       4.00%    08/15/17      120,000        125,125
Houston Community College System
  Revenue, Refunding                      4.00%    04/15/17      300,000        303,540
North Texas Municipal Water District
  Regional Solid Waste Disposal System
  Revenue                                 4.25%    09/01/17      385,000        399,411
North Texas Tollway Authority Revenue,
  Series F                                5.75%    01/01/38      250,000        239,870
Prosper, Texas Independent School
  District, Capital Appreciation,
  School Building, GO Unlimited (ZCB)     6.00%(1) 08/15/33    1,000,000        254,360
San Marcos, Texas Tax & Toll Revenue,
  GO Limited                              5.10%    08/15/27      400,000        419,740
White Settlement, Texas Independent
  School District, GO Unlimited           4.13%    08/15/15      300,000        324,798
                                                                            -----------
                                                                              4,027,112

UTAH 3.02%
---------------------------------------------------------------------------------------
Utah State Building Ownership
  Authority, Lease Revenue, Refunded,
  Series C                                5.50%    05/15/19      500,000        569,435

WASHINGTON 3.16%
---------------------------------------------------------------------------------------
King County, Washington School District
  No. 401 Highline Public Schools, GO
  Unlimited                               5.50%    12/01/13      300,000        330,981
Spokane County, Washington
  School District No. 81, GO Unlimited    5.05%    06/01/22      255,000        263,257
                                                                            -----------
                                                                                594,238

---------------------------------------------------------------------------------------
TOTAL INVESTMENTS 96.08%                                                     18,110,264
---------------------------------------------------------------------------------------
  (cost $18,091,173)
Other assets and liabilities, net 3.92%                                         739,129
                                                                            -----------

NET ASSETS 100%                                                             $18,849,393
                                                                            -----------

(1)Represents Yield

See notes to portfolios of investments and notes to financial statements.

80


ALL AMERICAN EQUITY FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2009

COMMON STOCKS 82.88%                                           SHARES             VALUE
APPLICATIONS SOFTWARE 1.53%
---------------------------------------------------------------------------------------
Activision Blizzard, Inc.                                      18,000       $   227,340*

BANKS 7.22%
---------------------------------------------------------------------------------------
Bank of America Corp.                                          40,000           528,000
Royal Bank of Canada                                            6,000           245,100
SunTrust Banks, Inc.                                           18,000           296,100
                                                                            -----------
                                                                              1,069,200

CELLULAR TELECOMMUNICATIONS 2.65%
---------------------------------------------------------------------------------------
China Mobile Ltd., Sponsored ADR                                2,500           125,200
China Unicom Hong Kong Ltd., ADR                               20,000           266,800
                                                                            -----------
                                                                                392,000

COMPUTERS 8.17%
---------------------------------------------------------------------------------------
Apple, Inc.                                                     4,000           569,720*
Dell, Inc.                                                      7,500           102,975*
Palm, Inc.                                                     15,000           248,550*
Synaptics, Inc.                                                 7,500           289,875*
                                                                            -----------
                                                                              1,211,120

COMPUTERS - MEMORY DEVICES 1.79%
---------------------------------------------------------------------------------------
Western Digital Corp.                                          10,000           265,000*

DIAGNOSTIC KITS 0.96%
---------------------------------------------------------------------------------------
Inverness Medical Innovations, Inc.                             4,000           142,320*

E-COMMERCE 1.69%
---------------------------------------------------------------------------------------
Amazon.com, Inc.                                                3,000           250,980*

ELECTRONICS & COMPONENTS 1.71%
---------------------------------------------------------------------------------------
NVIDIA Corp.                                                   22,500           254,025*

ENERGY 1.09%
---------------------------------------------------------------------------------------
First Solar, Inc.                                               1,000           162,120*

ENGINEERING/RESEARCH & DEVELOPMENT 2.01%
---------------------------------------------------------------------------------------
URS Corp.                                                       6,000           297,120*

FINANCIAL SERVICES 6.64%
---------------------------------------------------------------------------------------
Janus Capital Group, Inc.                                      12,000           136,800
MF Global Ltd.                                                 20,000           118,600*

See notes to portfolios of investments and notes to financial statements.

                                                                   81


ALL AMERICAN EQUITY FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2009

COMMON STOCKS                                                  SHARES             VALUE
FINANCIAL SERVICES (CONT'D)
---------------------------------------------------------------------------------------
SLM Corp.                                                      35,000       $   359,450*
The Goldman Sachs Group, Inc.                                   2,500           368,600
                                                                            -----------
                                                                                983,450

GOLD MINING 3.23%
---------------------------------------------------------------------------------------
AngloGold Ashanti Ltd., Sponsored ADR                           6,000           219,780
Gold Fields Ltd., Sponsored ADR                                21,500           259,075^
                                                                            -----------
                                                                                478,855

INSURANCE 4.04%
---------------------------------------------------------------------------------------
Lincoln National Corp.                                         17,500           301,175
The Hartford Financial Services Group, Inc.                    25,000           296,750
                                                                            -----------
                                                                                597,925

INTERNET 3.84%
---------------------------------------------------------------------------------------
F5 Networks, Inc.                                               9,000           311,310*
Google, Inc., Class A                                             600           252,954*
Stockhouse, Inc.                                              131,125             5,245*
                                                                            -----------
                                                                                569,509

MEDICAL - BIOMEDICAL 3.03%
---------------------------------------------------------------------------------------
AMAG Pharmaceuticals, Inc.                                      2,500           136,675*
Illumina, Inc.                                                  8,000           311,520*
                                                                            -----------
                                                                                448,195

MEDICAL - DRUGS 0.61%
---------------------------------------------------------------------------------------
Medivation, Inc.                                                4,000            89,640*

MEDICAL - PRODUCTS 2.46%
---------------------------------------------------------------------------------------
Johnson & Johnson                                               2,500           142,000
The Cooper Companies, Inc.                                      9,000           222,570
                                                                            -----------
                                                                                364,570

MEDICAL INFORMATION SYSTEM 2.52%
---------------------------------------------------------------------------------------
Cerner Corp.                                                    6,000           373,740*

OIL & GAS - INTEGRATED 2.77%
---------------------------------------------------------------------------------------
Petroleo Brasileiro S.A., Sponsored ADR                        10,000           409,800^

See notes to portfolios of investments and notes to financial statements.

82


ALL AMERICAN EQUITY FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2009

COMMON STOCKS                                                  SHARES             VALUE
OIL & GAS DRILLING 1.18%
---------------------------------------------------------------------------------------
Pride International, Inc.                                       7,000       $   175,420*

OIL & GAS EQUIPMENT & SERVICES 1.65%
---------------------------------------------------------------------------------------
Weatherford International Ltd.                                 12,500           244,500*

OIL & GAS EXPLORATION & PRODUCTION 5.28%
---------------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                        6,000           272,340
Chesapeake Energy Corp.                                         5,000            99,150
Linn Energy LLC                                                15,000           293,550
Southwestern Energy Co.                                         3,000           116,550*
                                                                            -----------
                                                                                781,590

OIL & GAS FIELD SERVICES 1.10%
---------------------------------------------------------------------------------------
Schlumberger Ltd.                                               3,000           162,330

PRECIOUS METALS 0.33%
---------------------------------------------------------------------------------------
North American Palladium Ltd.                                  20,000            48,600*

RETAIL 2.96%
---------------------------------------------------------------------------------------
Copart, Inc.                                                    9,000           312,030*
Liz Claiborne, Inc.                                            20,000            57,600*
Zale Corp.                                                     20,000            68,800*
                                                                            -----------
                                                                                438,430

RETAIL - DISCOUNT 0.57%
---------------------------------------------------------------------------------------
Family Dollar Stores, Inc.                                      3,000            84,900*

SOFTWARE TOOLS 0.90%
---------------------------------------------------------------------------------------
ArcSight, Inc.                                                  7,500           133,275*

TELECOMMUNICATIONS 5.24%
---------------------------------------------------------------------------------------
Ciena Corp.                                                    27,000           279,450*
PT Telekomunikasi Indonesia Tbk, Sponsored ADR                  3,000            89,940
QUALCOMM, Inc.                                                  9,000           406,800
                                                                            -----------
                                                                                776,190

TOBACCO 1.77%
---------------------------------------------------------------------------------------
Philip Morris International, Inc.                               6,000           261,720

TRANSPORTATION 1.87%
---------------------------------------------------------------------------------------
CSX Corp.                                                       8,000           277,040


See notes to portfolios of investments and notes to financial statements.

                                                                   83


ALL AMERICAN EQUITY FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2009

COMMON STOCKS                                                  SHARES             VALUE
WATER TREATMENT SYSTEMS 0.49%
---------------------------------------------------------------------------------------
Duoyuan Global Water, Inc., Sponsored ADR                       3,000       $    72,840*

WIRELESS EQUIPMENT 1.60%
---------------------------------------------------------------------------------------
American Tower Corp., Class A                                   7,500           236,475*

---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                          12,280,219
---------------------------------------------------------------------------------------
  (cost $10,958,385)

EXCHANGE-TRADED FUND (ETF) 1.34%
SPDR KBW Insurance ETF                                          7,500           198,900
  (cost $142,105)

PURCHASED OPTIONS 0.37%                                     CONTRACTS
BANKS 0.05%
---------------------------------------------------------------------------------------
Bank of America, Strike Price 11, Call, Expiration July
  2009 (premium $10,550)                                          100             8,200

COMPUTERS 0.31%
---------------------------------------------------------------------------------------
Apple, Inc., Strike Price 120, Call, Expiration July
  2009 (premium $33,940)                                           20            45,400*

FINANCIAL SERVICES 0.00%
---------------------------------------------------------------------------------------
Citigroup, Inc., Strike Price 4, Call, Expiration Sep.
  2009 (premium $2,272)                                            50               350*

INTERNET 0.01%
---------------------------------------------------------------------------------------
CryptoLogic Ltd., Strike Price 8, Call, Expiration July
  2009 (premium $21,300)                                          100             1,000

---------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                          54,950
---------------------------------------------------------------------------------------
  (cost $68,062)

MASTER LIMITED PARTNERSHIP 1.07%                                UNITS
FINANCIAL SERVICES 1.07%
---------------------------------------------------------------------------------------
The Blackstone Group LP                                        15,000           158,100
  (cost $172,159)

---------------------------------------------------------------------------------------
TOTAL INVESTMENTS 85.66%                                                     12,692,169
---------------------------------------------------------------------------------------
  (cost $11,340,711)
Other assets and liabilities, net 14.34%                                      2,123,960
                                                                            -----------

NET ASSETS 100%                                                             $14,816,129
                                                                            -----------

See notes to portfolios of investments and notes to financial statements.

84


ALL AMERICAN EQUITY FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2009

                                                          SHARES SUBJECT
CALL OPTIONS WRITTEN                                          TO CALL             VALUE
---------------------------------------------------------------------------------------
Gold Fields Ltd., Strike Price 11, Expiration July 2009        21,000       $    25,725
Petroleo Brasileiro S.A., Strike Price 37.50, Expiration
  July 2009                                                    10,000            36,000

---------------------------------------------------------------------------------------
TOTAL CALL OPTIONS WRITTEN                                                  $    61,725
---------------------------------------------------------------------------------------
  (premiums received $39,759) (Note 2A)

See notes to portfolios of investments and notes to financial statements.

                                                                   85


HOLMES GROWTH FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2009

COMMON STOCKS 82.51%                                           SHARES             VALUE
AEROSPACE/DEFENSE 0.78%
---------------------------------------------------------------------------------------
Aerovironment, Inc.                                             9,000       $   277,740*

APPAREL 2.84%
---------------------------------------------------------------------------------------
The Buckle, Inc.                                               15,000           476,550
True Religion Apparel, Inc.                                    24,000           535,200*
                                                                            -----------
                                                                              1,011,750

APPLICATIONS SOFTWARE 1.23%
---------------------------------------------------------------------------------------
Ebix, Inc.                                                     14,000           438,480*

BANKS 2.59%
---------------------------------------------------------------------------------------
Bank of America Corp.                                          70,000           924,000

BROADCASTING & CABLE TV 1.49%
---------------------------------------------------------------------------------------
CTC Media, Inc.                                                45,000           531,900*

CABLE & WIRE PRODUCTS 2.63%
---------------------------------------------------------------------------------------
General Cable Corp.                                            25,000           939,500*

CELLULAR TELECOMMUNICATIONS 0.62%
---------------------------------------------------------------------------------------
Mobile TeleSystems, Sponsored ADR                               6,000           221,580

CHEMICALS 0.16%
---------------------------------------------------------------------------------------
Solutia, Inc.                                                  10,000            57,600*

CHEMICALS - AGRICULTURAL 1.37%
---------------------------------------------------------------------------------------
The Mosaic Co.                                                 11,000           487,300

E-COMMERCE 4.84%
---------------------------------------------------------------------------------------
Amazon.com, Inc.                                                9,000           752,940*
CYBERplex, Inc.                                               687,000           974,636*
                                                                            -----------
                                                                              1,727,576

E-COMMERCE/SERVICES 1.16%
---------------------------------------------------------------------------------------
Netflix, Inc.                                                  10,000           413,400*

ELECTRONICS & COMPONENTS 2.36%
---------------------------------------------------------------------------------------
NVE Corp.                                                       8,000           388,800*
NVIDIA Corp.                                                   40,000           451,600*
                                                                            -----------
                                                                                840,400

See notes to portfolios of investments and notes to financial statements.

86


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2009

COMMON STOCKS                                                  SHARES             VALUE
ENERGY 2.04%
---------------------------------------------------------------------------------------
First Solar, Inc.                                               4,500       $   729,540*

ENTERTAINMENT 2.88%
---------------------------------------------------------------------------------------
Activision Blizzard, Inc.                                      58,500           738,855*
Changyou.com Ltd., Sponsored ADR                                7,500           288,525*
                                                                            -----------
                                                                              1,027,380

FINANCIAL SERVICES 7.62%
---------------------------------------------------------------------------------------
CME Group, Inc.                                                 1,600           497,776
GMP Capital, Inc.                                              63,800           562,272
Jovian Capital Corp.                                           34,250           206,139
London Stock Exchange Group plc                                20,000           231,151
MasterCard, Inc., Class A                                       2,000           334,620
The Goldman Sachs Group, Inc.                                   6,000           884,640
                                                                            -----------
                                                                              2,716,598

FOOD PRODUCTS 1.65%
---------------------------------------------------------------------------------------
CoolBrands International, Inc.                                995,200           590,420*

GOLD & COPPER EXPLORATION AND DEVELOPMENT 0.03%
---------------------------------------------------------------------------------------
New Gold, Inc.                                                  4,338            11,488

GOLD MINING 3.47%
---------------------------------------------------------------------------------------
AngloGold Ashanti Ltd., Sponsored ADR                          15,000           549,450
Gold Fields Ltd., Sponsored ADR                                57,000           686,850^
                                                                            -----------
                                                                              1,236,300

INTERNET 5.34%
---------------------------------------------------------------------------------------
NetEase.com, Sponsored ADR                                     20,000           703,600*
Rackspace Hosting, Inc.                                        30,000           415,800*
Shanda Interactive Entertainment Ltd., Sponsored ADR           15,000           784,350*
                                                                            -----------
                                                                              1,903,750

MACHINERY 1.76%
---------------------------------------------------------------------------------------
Flowserve Corp.                                                 9,000           628,290

MEDICAL - BIOMEDICAL 2.18%
---------------------------------------------------------------------------------------
Illumina, Inc.                                                 20,000           778,800*

See notes to portfolios of investments and notes to financial statements.

                                                                   87


HOLMES GROWTH FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2009

COMMON STOCKS                                                  SHARES             VALUE
MEDICAL - PRODUCTS 4.67%
---------------------------------------------------------------------------------------
Alcon, Inc.                                                     5,000       $   580,600
Bristol-Myers Squibb Co.                                       17,000           345,270
Quality Systems, Inc.                                          13,000           740,480
                                                                            -----------
                                                                              1,666,350

METAL & MINERAL MINING 0.45%
---------------------------------------------------------------------------------------
Eastern Platinum Ltd.                                         358,800           160,419*

NETWORKING PRODUCTS 1.37%
---------------------------------------------------------------------------------------
Starent Networks Corp.                                         20,000           488,200*

OIL & GAS - INTEGRATED 2.76%
---------------------------------------------------------------------------------------
Petroleo Brasileiro S.A., Sponsored ADR                        24,000           983,520^

OIL & GAS DRILLING 2.08%
---------------------------------------------------------------------------------------
Helmerich & Payne, Inc.                                        24,000           740,880

OIL & GAS EQUIPMENT & SERVICES 4.36%
---------------------------------------------------------------------------------------
Core Laboratories N.V.                                          6,000           522,900
Dresser-Rand Group, Inc.                                       20,000           522,000*
Weatherford International Ltd.                                 26,000           508,560
                                                                            -----------
                                                                              1,553,460

OIL & GAS EXPLORATION & PRODUCTION 3.35%
---------------------------------------------------------------------------------------
CNOOC Ltd., Sponsored ADR                                       3,500           430,605^
Noble Energy, Inc.                                              9,000           530,730
Southwestern Energy Co.                                         6,000           233,100*
                                                                            -----------
                                                                              1,194,435

OIL & GAS FIELD MACHINERY 0.95%
---------------------------------------------------------------------------------------
Cameron International Corp.                                    12,000           339,600*

OIL & GAS ROYALTY TRUSTS 0.40%
---------------------------------------------------------------------------------------
San Juan Basin Royalty Trust                                   10,000           143,700

PHARMACY SERVICES 0.87%
---------------------------------------------------------------------------------------
Express Scripts, Inc.                                           4,500           309,375*

RADIO 7.51%
---------------------------------------------------------------------------------------
Newfoundland Capital Corp. Ltd., Class A                      125,200         2,677,206

See notes to portfolios of investments and notes to financial statements.

88


HOLMES GROWTH FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2009

COMMON STOCKS                                                  SHARES             VALUE
RESTAURANTS 1.68%
---------------------------------------------------------------------------------------
Chipotle Mexican Grill, Inc., Class A                           7,500       $   600,000*

SOFTWARE 1.51%
---------------------------------------------------------------------------------------
ArcSight, Inc.                                                 16,000           284,320*
BMC Software, Inc.                                              7,500           253,425*
                                                                            -----------
                                                                                537,745

TELECOMMUNICATION SERVICES 0.99%
---------------------------------------------------------------------------------------
MasTec, Inc.                                                   30,000           351,600*

WATER TREATMENT SYSTEMS 0.52%
---------------------------------------------------------------------------------------
Duoyuan Global Water, Inc., Sponsored ADR                       7,600           184,528*

---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                          29,424,810
---------------------------------------------------------------------------------------
  (cost $26,660,015)

EXCHANGE-TRADED FUNDS (ETF) 2.82%
SPDR KBW Bank ETF                                              27,000           487,350
SPDR KBW Insurance ETF                                         19,500           517,140

---------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                   1,004,490
---------------------------------------------------------------------------------------
  (cost $861,890)

WARRANTS 0.31%
GOLD & COPPER EXPLORATION AND DEVELOPMENT 0.00%
---------------------------------------------------------------------------------------
New Gold, Inc., Warrants (April 2012)                          23,500               808*

METAL & MINERAL MINING 0.31%
---------------------------------------------------------------------------------------
Silver Wheaton Corp., Warrants (December 2010)                 32,500           108,701*

---------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                  109,509
---------------------------------------------------------------------------------------
  (cost $32,182)

See notes to portfolios of investments and notes to financial statements.

                                                                   89


HOLMES GROWTH FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2009

UNITS 0.67%                                                  SHARES            VALUE
MEDICAL - HOSPITALS 0.67%
---------------------------------------------------------------------------------------
African Medical Investments plc, Units                      1,000,000       $   238,554*@
  (cost $164,465)

---------------------------------------------------------------------------------------
TOTAL INVESTMENTS 86.31%                                                    $30,777,363
---------------------------------------------------------------------------------------
  (cost $27,718,552)
Other assets and liabilities, net 13.69%                                      4,881,308
                                                                            -----------

NET ASSETS 100%                                                             $35,658,671
                                                                            -----------

                                                           SHARES SUBJECT
CALL OPTIONS WRITTEN                                          TO CALL             VALUE

---------------------------------------------------------------------------------------
CNOOC Ltd., Strike Price 120, Expiration July 2009              3,500       $    21,700
Gold Fields Ltd., Strike Price 11, Expiration July 2009        57,000            69,825
Petroleo Brasileiro S.A., Strike Price 37.50, Expiration
  July 2009                                                    24,000            86,400

---------------------------------------------------------------------------------------
TOTAL CALL OPTIONS WRITTEN                                                  $   177,925
---------------------------------------------------------------------------------------
  (premiums received $124,380) (Note 2A)

See notes to portfolios of investments and notes to financial statements.

90


GLOBAL MEGATRENDS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2009

COMMON STOCKS 81.14%                                           SHARES             VALUE
AIRLINES 0.79%
---------------------------------------------------------------------------------------
Copa Holdings S.A., Class A                                     5,500       $   224,510

AIRPORTS 3.01%
---------------------------------------------------------------------------------------
Grupo Aeroportuario del Sureste S.A.B de C.V., Sponsored
  ADR                                                          22,000           858,000

BUILDING PRODUCTS 4.09%
---------------------------------------------------------------------------------------
Anhui Conch Cement Co., Ltd., H shares                         30,000           187,551
Enka Insaat ve Sanayi A.S.                                     60,000           187,676
PBG S.A.                                                        3,000           222,163*
Polaris Minerals Corp.                                        200,000           350,802*
Polimex Mostostal S.A.                                        200,000           218,066
                                                                            -----------
                                                                              1,166,258

CABLE & WIRE PRODUCTS 1.65%
---------------------------------------------------------------------------------------
General Cable Corp.                                            12,500           469,750*

CELLULAR TELECOMMUNICATIONS 0.70%
---------------------------------------------------------------------------------------
China Unicom (Hong Kong) Ltd.                                 150,000           198,196

COMMERCIAL SERVICES 2.11%
---------------------------------------------------------------------------------------
Stantec, Inc.                                                  25,000           600,750*

CONSTRUCTION 2.91%
---------------------------------------------------------------------------------------
Aecon Group, Inc.                                              30,000           297,666
China Communications Construction Co., Ltd., H shares         260,000           303,617
China Railway Construction Corp., Ltd., H shares              150,000           230,713*
                                                                            -----------
                                                                                831,996

DIVERSIFIED OPERATIONS 1.00%
---------------------------------------------------------------------------------------
Tekfen Holding A.S.                                           124,673           286,409

ELECTRIC GENERATION 9.33%
---------------------------------------------------------------------------------------
Compania Energetica de Minas Gerais, Sponsored ADR             40,201           540,301
CPFL Energia S.A., Sponsored ADR                               12,500           605,500
Datang International Power Generation Co., Ltd.,
  H shares                                                    400,000           244,132
FirstEnergy Corp.                                              13,000           503,750
Huadian Power International Corp., Ltd., H shares           1,300,000           407,617*
Vestas Wind Systems A.S.                                        5,000           358,394*
                                                                            -----------
                                                                              2,659,694
See notes to portfolios of investments and notes to financial statements.

                                                                   91


GLOBAL MEGATRENDS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2009

COMMON STOCKS                                                  SHARES             VALUE
ELECTRIC UTILITIES 6.55%
---------------------------------------------------------------------------------------
Exelon Corp.                                                   12,000       $   614,520
FPL Group, Inc.                                                22,000         1,250,920
                                                                            -----------
                                                                              1,865,440

ELECTRIC - TRANSMISSION 0.45%
---------------------------------------------------------------------------------------
Federal Grid Co. Unified Energy System JSC                  15,000,000          129,750*

ELECTRONICS & COMPONENTS 3.18%
---------------------------------------------------------------------------------------
China High Speed Transmission Equipment Group Co., Ltd.       350,000           694,590
Zhuzhou CSR Times Electric Co., Ltd., H shares                150,000           211,358
                                                                            -----------
                                                                                905,948

ENERGY 4.07%
---------------------------------------------------------------------------------------
First Solar, Inc.                                               4,000           648,480*
Trina Solar Ltd., Sponsored ADR                                20,000           512,600*
                                                                            -----------
                                                                              1,161,080

ENGINEERING/RESEARCH & DEVELOPMENT 6.03%
---------------------------------------------------------------------------------------
ABB Ltd., Sponsored ADR                                        15,000           236,700
Aecom Technology Corp.                                          8,000           256,000*
Fluor Corp.                                                    13,500           692,415
Foster Wheeler AG                                               7,000           166,250*
SNC-Lavalin Group, Inc.                                        10,000           368,428
                                                                            -----------
                                                                              1,719,793

ENVIRONMENTAL CONTROL 1.12%
---------------------------------------------------------------------------------------
Energy Recovery, Inc.                                          45,000           318,600*

HOLDING COMPANY 1.73%
---------------------------------------------------------------------------------------
Berkshire Hathaway, Inc., Class B                                 170           492,274*

INTERNET 0.97%
---------------------------------------------------------------------------------------
Rackspace Hosting, Inc.                                        20,000           277,200*

MACHINERY 3.40%
---------------------------------------------------------------------------------------
Flowserve Corp.                                                 8,000           558,480
HNK Machine Tool Co., Ltd.                                      5,000           215,720*
Lonking Holdings Ltd.                                         400,000           194,067
                                                                            -----------
                                                                                968,267
See notes to portfolios of investments and notes to financial statements.

92


GLOBAL MEGATRENDS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2009

COMMON STOCKS                                                  SHARES             VALUE
METAL & MINERAL MINING 1.39%
---------------------------------------------------------------------------------------
Eastern Platinum Ltd.                                         169,400       $    75,739*
Teck Resources Ltd., Class B                                   20,000           318,800*
                                                                            -----------
                                                                                394,539

NETWORKING PRODUCTS 1.28%
---------------------------------------------------------------------------------------
Starent Networks Corp.                                         15,000           366,150*

OIL & GAS EXPLORATION & PRODUCTION 0.18%
---------------------------------------------------------------------------------------
Pacific Rubiales Energy Corp.                                   6,233            51,395*

POWER SUPPLY 1.31%
---------------------------------------------------------------------------------------
Harbin Power Equipment Co., Ltd., H shares                    160,000           150,712
Powell Industries, Inc.                                         6,000           222,420*
                                                                            -----------
                                                                                373,132

PUBLIC THOROUGHFARES 2.75%
---------------------------------------------------------------------------------------
Anhui Expressway Co., Ltd., H shares                          250,000           141,615
Compania de Concessoes Rodoviarias                             40,000           642,084
                                                                            -----------
                                                                                783,699

STEEL MANUFACTURING 9.23%
---------------------------------------------------------------------------------------
Compania Siderurgica Nacional S.A., Sponsored ADR              17,500           391,125
Gerdau S.A., Sponsored ADR                                     70,000           732,900
Maanshan Iron and Steel Co., Ltd., H shares                 1,000,000           628,395*
Mechel, Sponsored ADR                                          22,000           183,700^
Novolipetsk Steel, Sponsored GDR                               26,000           533,000
POSCO, Sponsored ADR                                            2,000           165,340
                                                                            -----------
                                                                              2,634,460

TELECOMMUNICATION SERVICES 0.82%
---------------------------------------------------------------------------------------
MasTec, Inc.                                                   20,000           234,400*

TELECOMMUNICATIONS 3.01%
---------------------------------------------------------------------------------------
Mobile TeleSystems, Sponsored ADR                              12,000           443,160
Turkcell Iletisim Hizmetleri A.S., Sponsored ADR               30,000           415,800
                                                                            -----------
                                                                                858,960

TRANSPORT & STORAGE 2.71%
---------------------------------------------------------------------------------------
Dalian Port (PDA) Co., Ltd., H shares                         800,000           324,133
Westshore Terminals Income Fund                                45,000           446,498
                                                                            -----------
                                                                                770,631
See notes to portfolios of investments and notes to financial statements.

                                                                   93


GLOBAL MEGATRENDS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                     June 30, 2009

COMMON STOCKS                                                  SHARES             VALUE
TRANSPORTATION 3.29%
---------------------------------------------------------------------------------------
China Railway Group Ltd., H shares                            500,000       $   401,941*
CSX Corp.                                                      10,000           346,300
Novorossiysk Sea Trade Port, Sponsored GDR                     20,000           192,000
                                                                            -----------
                                                                                940,241

WATER TREATMENT SYSTEMS 2.08%
---------------------------------------------------------------------------------------
Duoyuan Global Water, Inc., Sponsored ADR                       5,600           135,968*
Hyflux Ltd.                                                   300,000           455,675
                                                                            -----------
                                                                                591,643

---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                          23,133,165
---------------------------------------------------------------------------------------
  (cost $23,298,796)

WARRANTS 0.14%
BUILDING PRODUCTS 0.14%
---------------------------------------------------------------------------------------
Polaris Minerals Corp., Warrants (January 2011)               100,000            39,121*

OIL & GAS EXPLORATION & PRODUCTION 0.00%
---------------------------------------------------------------------------------------
Pacific Rubiales Energy Corp., Warrants (July 2012)                58               189*

---------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                   39,310
---------------------------------------------------------------------------------------
  (cost $9,380)

MASTER LIMITED PARTNERSHIP 1.42%                                UNITS
OIL & GAS TRANSPORTATION 1.42%
---------------------------------------------------------------------------------------
NuStar Energy L.P.                                              7,500           405,225
  (cost $339,574)

---------------------------------------------------------------------------------------
TOTAL INVESTMENTS 82.70%                                                     23,577,700
---------------------------------------------------------------------------------------
  (cost $23,647,750)
Other assets and liabilities, net 17.30%                                      4,931,505
                                                                            -----------

NET ASSETS 100%                                                             $28,509,205
                                                                            -----------

                                                          SHARES SUBJECT
           CALL OPTIONS WRITTEN                               TO CALL             VALUE
---------------------------------------------------------------------------------------
Mechel, Strike Price 7.50, Expiration July 2009                11,000       $    12,650
  (premiums received $24,034) (Note 2A)

See notes to portfolios of investments and notes to financial statements.

94


GLOBAL RESOURCES FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                        June 30, 2009

COMMON STOCKS 82.18%                                            SHARES               VALUE
AGRICULTURAL CHEMICALS & FERTILIZERS 2.37%
----------------------------------------------------------------------------------------------
CF Industries Holdings, Inc.                                   100,000      $    7,414,000
Potash Corporation of Saskatchewan, Inc.                        65,000           6,048,250
Spur Ventures, Inc.                                            274,867              54,358*
                                                                            --------------
                                                                                13,516,608

AGRICULTURAL OPERATIONS 0.42%
----------------------------------------------------------------------------------------------
Agriterra Ltd.                                              41,127,308           2,368,193*+

COAL 2.19%
----------------------------------------------------------------------------------------------
Bounty Mining Ltd.                                          22,000,000             567,283*+
Coalcorp Mining, Inc.                                        5,732,661           1,109,023*
Peabody Energy Corp.                                           295,000           8,897,200
Western Canadian Coal Corp.                                  1,200,000           1,908,774*
                                                                            --------------
                                                                                12,482,280

DIAMOND MINING & EXPLORATION 0.03%
----------------------------------------------------------------------------------------------
Diamond Fields International Ltd.                            1,822,400              86,180*
Rockwell Diamonds, Inc.                                        950,000              40,841*
Vaaldiam Resources Ltd.                                      1,044,001              40,394*
                                                                            --------------
                                                                                   167,415

FINANCIAL SERVICES 0.26%
----------------------------------------------------------------------------------------------
Endeavour Financial Corp.                                    1,206,500           1,452,302*

FOOD & BEVERAGES 0.28%
----------------------------------------------------------------------------------------------
CoolBrands International, Inc.                               2,714,200           1,610,247*

FORESTRY 0.89%
----------------------------------------------------------------------------------------------
Sino-Forest Corp.                                              475,000           5,064,271*

GENERAL METAL & MINERAL MINING 6.39%
----------------------------------------------------------------------------------------------
Atacama Minerals Corp.                                       1,025,000             414,213*
Baja Mining Corp.                                            1,381,050             569,970*
Calibre Mining Corp.                                           550,000              66,205*
Canada Zinc Metals Corp.                                     1,000,000             245,045*
Century Mining Corp.                                           225,911              33,992*
Lundin Mining                                                  465,000           1,339,366*
Mercator Minerals Ltd.                                       3,350,400           3,888,947*
Natasa Mining Ltd.                                           1,099,160           1,408,284*+
Revett Minerals, Inc.                                        5,048,000             542,539*
Rio Tinto plc, Sponsored ADR                                    80,000          13,109,600
Savant Explorations Ltd.                                        54,191               1,864*

See notes to portfolios of investments and notes to financial statements.

                                                                   95


GLOBAL RESOURCES FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                        June 30, 2009

COMMON STOCKS                                                   SHARES               VALUE
GENERAL METAL & MINERAL MINING (CONT'D)
----------------------------------------------------------------------------------------------
Sterling Group Ventures, Inc.                                  500,000      $       25,000*
Teck Resources Ltd., Class B                                   485,000           7,730,900*
Terrane Metals Corp.                                         2,337,000             582,718*
Toledo Mining Corp. plc                                        426,200             273,462*
Vale S.A., Class B, Sponsored ADR                              350,000           6,170,500
Verona Development Corp.                                       708,800                   0*@
                                                                            --------------
                                                                                36,402,605

GOLD & COPPER MINING 4.29%
----------------------------------------------------------------------------------------------
Continental Minerals Corp.                                   1,026,227             935,936*
Fortress Minerals Corp.                                        431,425             129,830*
Freeport-McMoRan Copper & Gold, Inc.                           285,000          14,281,350^
Los Andes Copper Ltd.                                          754,000              71,313*
Lumina Copper Corp.                                            168,600             107,998*
New Gold, Inc.                                               1,100,000           2,913,030*
Northern Dynasty Minerals Ltd.                                 845,000           5,899,488*
Orsu Metals Corp.                                            1,476,050              88,838*
                                                                            --------------
                                                                                24,427,783

GOLD & SILVER MINING 2.36%
----------------------------------------------------------------------------------------------
Canadian Gold Hunter Corp.                                   1,954,005             613,225*
Chesapeake Gold Corp.                                          723,500           2,463,402*
Corona Gold Ltd.                                                50,000                   0*@
Dundee Precious Metals, Inc.                                 1,250,000           1,880,831*
Kinross Gold Corp.                                                   1                  18
Medoro Resources Ltd.                                        3,255,514             615,806*
Olympus Pacific Minerals, Inc.                                 375,000              95,116*
Planet Exploration, Inc.                                       160,000              27,514*
Red Back Mining, Inc.                                          305,000           2,659,129*
Red Back Mining, Inc., 144A                                    385,000           3,356,606*
Rusoro Mining Ltd.                                           3,870,833           1,597,524*
TVI Pacific, Inc.                                            6,037,428             155,731*
                                                                            --------------
                                                                                13,464,902

GOLD MINING 0.77%
----------------------------------------------------------------------------------------------
Euromax Resources Ltd.                                         540,840              76,728*
Gammon Gold, Inc.                                              573,800           3,827,246*
KazakhGold Group Ltd., Sponsored GDR                            77,000             462,000*
                                                                            --------------
                                                                                 4,365,974

See notes to portfolios of investments and notes to financial statements.

96


GLOBAL RESOURCES FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                        June 30, 2009

COMMON STOCKS                                                   SHARES               VALUE
GOLD/MINERAL ROYALTY COMPANIES 0.43%
----------------------------------------------------------------------------------------------
Aberdeen International, Inc.                                 1,274,750      $      317,851
Franco-Nevada Corp.                                             88,000           2,115,541
                                                                            --------------
                                                                                 2,433,392

INDUSTRIALS 2.30%
----------------------------------------------------------------------------------------------
Flowserve Corp.                                                100,000           6,981,000
Powell Industries, Inc.                                        165,000           6,116,550*
                                                                            --------------
                                                                                13,097,550

MACHINERY 1.00%
----------------------------------------------------------------------------------------------
Joy Global, Inc.                                               160,000           5,715,200

NON-FERROUS METALS 0.76%
----------------------------------------------------------------------------------------------
Thompson Creek Metals Co., Inc.                                425,000           4,343,500*

OIL & GAS - INTEGRATED 6.81%
----------------------------------------------------------------------------------------------
Murphy Oil Corp.                                                70,000           3,802,400
PetroChina Co., Ltd., Sponsored ADR                            170,000          18,781,600^
Petroleo Brasileiro S.A., Sponsored ADR                        395,000          16,187,100^
                                                                            --------------
                                                                                38,771,100

OIL & GAS DRILLING 6.29%
----------------------------------------------------------------------------------------------
ENSCO International, Inc.                                      210,000           7,322,700
Helmerich & Payne, Inc.                                        245,000           7,563,150
Nabors Industries Ltd.                                         365,000           5,686,700*
Noble Corp.                                                    185,000           5,596,250
Rowan Co., Inc.                                                310,000           5,989,200*
Vantage Drilling Co.                                         2,082,069           3,643,621*
                                                                            --------------
                                                                                35,801,621

OIL & GAS EQUIPMENT & SERVICES 8.77%
----------------------------------------------------------------------------------------------
Cameron International Corp.                                    270,000           7,641,000*
Core Laboratories N.V.                                          75,000           6,536,250
Halliburton Co.                                                450,000           9,315,000
Helix Energy Solutions Group, Inc.                             530,000           5,761,100*
Lufkin Industries, Inc.                                        130,000           5,466,500
National-Oilwell Varco, Inc.                                   245,000           8,001,700*
Weatherford International Ltd.                                 370,000           7,237,200*
                                                                            --------------
                                                                                49,958,750

See notes to portfolios of investments and notes to financial statements.

                                                                   97

GLOBAL RESOURCES FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                        June 30, 2009

COMMON STOCKS                                                   SHARES               VALUE
OIL & GAS EXPLORATION & PRODUCTION 25.60%
----------------------------------------------------------------------------------------------
Africa Oil Corp. (RS)                                        2,050,000      $    2,193,564*@
Alange Energy Corp. (RS)                                    14,286,000           4,299,127*@
Anadarko Petroleum Corp.                                       170,000           7,716,300
Arena Resources, Inc.                                          240,000           7,644,000*
Atlas Energy Resources LLC                                     400,000           8,172,000
Bankers Petroleum Ltd.                                       1,116,667           1,910,638*
Cano Petroleum, Inc.                                         2,000,000           1,900,000*
Chesapeake Energy Corp.                                        575,000          11,402,250
Coastal Energy Co.                                              13,000              31,744*
Concho Resources, Inc.                                         200,000           5,738,000*
Contango Oil & Gas Co.                                         130,000           5,523,700*
Continental Resources, Inc.                                    300,000           8,325,000*
Green Dragon Gas Ltd.                                          828,831           5,138,752*
Ivanhoe Energy, Inc.                                         1,800,000           2,754,826*
Legacy Energy LLC, 144A (RS)                                 2,631,580           5,157,897*@
North Peace Energy Corp.                                     3,233,400           2,168,481*
OPTI Canada, Inc.                                            3,250,000           5,449,035*
Pacific Rubiales Energy Corp.                                1,800,000          14,842,010*
Petrohawk Energy Corp.                                         350,000           7,805,000*
Pioneer Natural Resources Co.                                  250,000           6,375,000
Quicksilver Resources, Inc.                                    575,000           5,341,750*
Royalite Petroleum Co., Inc.                                 2,266,333              31,049*
SandRidge Energy, Inc.                                         600,000           5,112,000*
Southwestern Energy Co.                                        195,000           7,575,750*
Ultra Petroleum Corp.                                          185,000           7,215,000*
Whiting Petroleum Corp.                                        170,000           5,977,200*
                                                                            --------------
                                                                               145,800,073

OIL & GAS REFINING AND MARKETING 2.23%
----------------------------------------------------------------------------------------------
Holly Corp.                                                    150,000           2,697,000
Sunoco, Inc.                                                   150,000           3,480,000
Tesoro Corp.                                                   200,000           2,546,000
Valero Energy Corp.                                            200,000           3,378,000
Value Creation, Inc. (RS)                                      336,880             606,532*@
                                                                            --------------
                                                                                12,707,532

PLATINUM GROUP METALS 3.25%
----------------------------------------------------------------------------------------------
Anooraq Resources Corp.                                        725,000             601,543*
Beartooth Platinum Corp.                                     2,657,500              22,849*
Eastern Platinum Ltd.                                       12,807,500           5,726,237*
Impala Platinum Holdings Ltd., Sponsored ADR                   520,000          11,497,200
Ivanhoe Nickel and Platinum Ltd. (RS)                           15,000              12,751*@
Osmium Holdings S.A. (RS)                                          104                   0*@

See notes to portfolios of investments and notes to financial statements.

98


GLOBAL RESOURCES FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                        June 30, 2009

COMMON STOCKS                                                   SHARES               VALUE
PLATINUM GROUP METALS (CONT'D)
----------------------------------------------------------------------------------------------
Platinum Group Metals Ltd.                                     600,000      $      619,062*
                                                                            --------------
                                                                                18,479,642

STEEL - PRODUCERS 2.88%
----------------------------------------------------------------------------------------------
POSCO, Sponsored ADR                                           100,000           8,267,000
Tenaris S.A., Sponsored ADR                                    300,000           8,112,000
                                                                            --------------
                                                                                16,379,000

SUGAR/ETHANOL 0.10%
----------------------------------------------------------------------------------------------
Bioenergy Africa Ltd.                                        8,750,000             539,831*
Infinity Bio-Energy Ltd.                                       682,400              27,296*
                                                                            --------------
                                                                                   567,127

TRANSPORTATION 1.07%
----------------------------------------------------------------------------------------------
Frontline Ltd.                                                 250,000           6,090,000

URANIUM 0.14%
----------------------------------------------------------------------------------------------
Govi Uranium, Inc. (RS)                                        750,000             735,000*@
GoviEx IP Holdings, Inc. (RS)                                  750,000              15,000*@
UMC Energy plc                                               1,000,000              43,187*
Uranium North Resources Corp.                                   12,500               1,236*
                                                                            --------------
                                                                                   794,423

WATER TREATMENT SYSTEMS 0.30%
----------------------------------------------------------------------------------------------
Duoyuan Global Water, Inc., Sponsored ADR                       70,600           1,714,168*

----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                            467,975,658
----------------------------------------------------------------------------------------------
  (cost $540,532,028)

PREFERRED STOCK 0.00%
OIL & GAS EXPLORATION & PRODUCTION 0.00%
----------------------------------------------------------------------------------------------
Trident Resources Corp., Series B, Preferred Stock (RS)         80,000                   0*@
  (cost $5,000,000)

WARRANTS 4.58%
COAL 0.06%
----------------------------------------------------------------------------------------------
Bounty Mining Ltd., Warrants (December 2011)                 5,500,000              24,376*

See notes to portfolios of investments and notes to financial statements.

                                                                   99


GLOBAL RESOURCES FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                        June 30, 2009

WARRANTS                                                        SHARES               VALUE
COAL (CONT'D)
----------------------------------------------------------------------------------------------
Coalcorp Mining, Inc., Warrants (February 2011)              1,228,071      $        7,919*
Coalcorp Mining, Inc., Warrants (August 2011)                  885,500               5,710*
Coalcorp Mining, Inc., Warrants (June 2013)                  3,803,000              81,746*
Western Canadian Coal Corp., Warrants (June 2012)              425,000             263,101*
                                                                            --------------
                                                                                   382,852

DIAMOND MINING & EXPLORATION 0.00%
----------------------------------------------------------------------------------------------
Rockwell Diamonds, Inc., Warrants (November 2009)              950,000                   0*@

EXCHANGE-TRADED FUND 0.03%
----------------------------------------------------------------------------------------------
Claymore Gold Bullion Trust, Warrants (November 2009)          500,000             193,457*

GENERAL METAL & MINERAL MINING 0.01%
----------------------------------------------------------------------------------------------
Baja Mining Corp., Warrants (April 2011)                     1,055,500                   0*@
Terrane Metals Corp., Warrants (June 2012)                     562,500              39,901*
                                                                            --------------
                                                                                    39,901

GOLD & COPPER MINING 0.18%
----------------------------------------------------------------------------------------------
New Gold, Inc., Warrants (April 2012)                        1,478,000              50,832*
New Gold, Inc., Warrants (November 2012)                     5,394,000             718,860*
New Gold, Inc., Warrants (June 2017)                           822,570             261,683*
Orsu Metals Corp., Warrants (April 2010)                       950,000               8,168*
Orsu Metals Corp., Warrants (March 2011)                       660,000               2,837*
                                                                            --------------
                                                                                 1,042,380

GOLD & SILVER MINING 1.06%
----------------------------------------------------------------------------------------------
Chesapeake Gold Corp., Warrants (February 2012)                 91,023             154,568*
Dundee Precious Metals, Inc., Warrants (November 2015)         625,000             322,428*
Medoro Resources Ltd., Warrants (March 2010)                 1,125,000                   0*@
Rusoro Mining Ltd., Warrants (November 2011)                   216,667                   0*@
Rusoro Mining Ltd., Warrants (November 2012)                 3,150,000             216,672*
Silver Wheaton Corp., Warrants (December 2010)               1,385,840           4,635,156*
Silver Wheaton Corp., Warrants (September 2013)                239,044             678,885*
                                                                            --------------
                                                                                 6,007,709

GOLD MINING 2.17%
----------------------------------------------------------------------------------------------
Goldcorp, Inc., Warrants (June 2011)                         1,456,066          12,331,585*

See notes to portfolios of investments and notes to financial statements.

100


GLOBAL RESOURCES FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                        June 30, 2009

WARRANTS                                                        SHARES               VALUE
GOLD/MINERAL ROYALTY COMPANIES 0.03%
----------------------------------------------------------------------------------------------
Aberdeen International, Inc., Warrants (July 2012)             500,000      $       27,944*
Franco-Nevada Corp., Warrants (June 2017)                       44,000             177,808*
                                                                            --------------
                                                                                   205,752

OIL & GAS DRILLING 0.07%
----------------------------------------------------------------------------------------------
Vantage Drilling Co., Warrants (May 2011)                    2,461,400             393,824*

OIL & GAS EXPLORATION & PRODUCTION 0.95%
----------------------------------------------------------------------------------------------
Africa Oil Corp., Warrants (April 2012) (RS)                 2,050,000                   0*@
Americas Petrogas, Inc., Warrants (January 2010)             2,162,500                   0*@
Bankers Petroleum Ltd., Warrants (November 2009), 144A         700,000             117,364*
Coastal Energy Co., Warrants (July 2010)                       250,000                   0*@
Energy XXI Bermuda Ltd., Warrants (October 2009)               790,000             319,950*
Foothills Resources, Inc., Warrants (September 2011)           633,334                   0*@
Gran Tierra Energy, Inc., Warrants (June 2012)               1,550,000           3,720,000*@
North Peace Energy Corp., Warrants (February 2010)           1,616,700                   0*@
Pacific Rubiales Energy Corp., Warrants (July 2012)            375,000           1,225,227*
Trident Resources Corp., Warrants (March 2013) (RS)             80,000                   0*@
                                                                            --------------
                                                                                 5,382,541

URANIUM 0.02%
----------------------------------------------------------------------------------------------
Denison Mines Corp., Warrants (March 2011)                     231,050             113,236*

----------------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                  26,093,237
----------------------------------------------------------------------------------------------
  (cost $34,971,713)

PURCHASED OPTIONS 0.96%                                      CONTRACTS
AGRICULTURAL CHEMICALS & FERTILIZERS 0.02%
----------------------------------------------------------------------------------------------
Potash Corporation of Saskatchewan, Inc., Strike Price
  100, Call, Expiration Sep. 2009 (premium $240,120)               200             132,000

EXCHANGE-TRADED FUND 0.75%
----------------------------------------------------------------------------------------------
Energy Select Sector SPDR Fund, Strike Price 50, Call,
  Expiration Sep. 2009 (premium $706,284)                        3,024             610,848
Materials Select Sector SPDR Trust, Strike Price 25,
  Call, Expiration Sep. 2009 (premium $850,558)                  3,516             720,780
Oil Service Holders Trust, Strike Price 95, Call,
  Expiration July 2009 (premium $1,301,115)                      2,010           1,005,000
SPDR Gold Trust, Strike Price 100, Call, Expiration
  Dec. 2009 (premium $1,690,905)                                 3,000             960,000

See notes to portfolios of investments and notes to financial statements.

                                                                  101

GLOBAL RESOURCES FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                        June 30, 2009

PURCHASED OPTIONS                                            CONTRACTS               VALUE
EXCHANGE-TRADED FUND (CONT'D)
----------------------------------------------------------------------------------------------
United States National Gas Fund LP, Strike Price 16,
  Call, Expiration Jan. 2010 (premium $1,084,300)                5,000      $      950,000
                                                                            --------------
                                                                                 4,246,628

GENERAL METAL & MINERAL MINING 0.09%
----------------------------------------------------------------------------------------------
Rio Tinto plc, Strike Price 170, Call, Expiration Oct.
  2009 (premium $630,900)                                          300             486,000

OIL & GAS - INTEGRATED 0.01%
----------------------------------------------------------------------------------------------
PetroChina Co., Ltd., Strike Price 90, Put, Expiration
  Aug. 2009 (premium $130,635)                                     450              54,000

OIL & GAS EXPLORATION & PRODUCTION 0.09%
----------------------------------------------------------------------------------------------
Plains Exploration & Production Co., Strike Price 30,
  Call, Expiration Jan. 2010 (premium $537,000)                  1,500             540,000

----------------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                          5,458,628
----------------------------------------------------------------------------------------------
  (cost $7,171,817)

MASTER LIMITED PARTNERSHIPS 1.96%                                UNITS
OIL & GAS TRANSPORTATION 0.95%
----------------------------------------------------------------------------------------------
NuStar Energy L.P.                                             100,000           5,403,000

PIPELINES 1.01%
----------------------------------------------------------------------------------------------
Plains All American Pipeline L.P.                              135,000           5,744,250

----------------------------------------------------------------------------------------------
TOTAL MASTER LIMITED PARTNERSHIPS                                               11,147,250
----------------------------------------------------------------------------------------------
  (cost $9,243,919)

                                                            PRINCIPAL
CONVERTIBLE DEBENTURE 0.56%                                  AMOUNT
COAL 0.56%
----------------------------------------------------------------------------------------------
Western Canadian Coal Corp., 7.50%, maturity 03/24/11      $ 4,000,000           3,182,322
  (cost $3,073,403)

See notes to portfolios of investments and notes to financial statements.

102


GLOBAL RESOURCES FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                        June 30, 2009

                                                            PRINCIPAL
NOTES 1.20%                                                  AMOUNT                  VALUE
COAL 0.25%
----------------------------------------------------------------------------------------------
Coalcorp Mining, Inc., 12.00%, maturity 08/31/11           $ 2,999,000      $    1,409,530

GOLD & COPPER MINING 0.95%
----------------------------------------------------------------------------------------------
New Gold, Inc., 10.00%, maturity 06/28/17                    7,000,000           5,431,839

----------------------------------------------------------------------------------------------
TOTAL NOTES                                                                      6,841,369
----------------------------------------------------------------------------------------------
  (cost $9,538,611)

UNITS 0.10%                                                     SHARES
MEDICAL - HOSPITALS 0.10%
----------------------------------------------------------------------------------------------
African Medical Investments plc, Units                       2,325,000             554,638*@
  (cost $382,381)

----------------------------------------------------------------------------------------------
TOTAL SECURITIES                                                               521,253,102
----------------------------------------------------------------------------------------------
  (cost $609,913,872)

                                                            PRINCIPAL
REPURCHASE AGREEMENT 6.15%                                   AMOUNT

Joint Tri-Party Repurchase Agreement, Credit Suisse
  First Boston, 06/30/09, 0.02%, due 07/01/09,
  repurchase price $35,000,019, collateralized by U.S.
  Treasury securities held in a joint tri-party account
  (cost $35,000,000)                                       $35,000,000          35,000,000

----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 97.69%                                                    $  556,253,102
----------------------------------------------------------------------------------------------
  (cost $644,913,872)
Other assets and liabilities, net 2.31%                                         13,167,845
                                                                            --------------

NET ASSETS 100%                                                               $569,420,947
                                                                              ------------

See notes to portfolios of investments and notes to financial statements.

                                                                  103


GLOBAL RESOURCES FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                        June 30, 2009

                                                           SHARES SUBJECT
CALL OPTIONS WRITTEN                                           TO CALL               VALUE
----------------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Strike Price 55,
  Expiration Aug. 2009                                         100,000      $      263,000
PetroChina Co., Ltd., Strike Price 120, Expiration Aug.
  2009                                                          45,000             144,000
Petroleo Brasileiro S.A., Strike Price 42, Expiration
  Aug. 2009                                                    140,000             308,000
Plains Exploration & Production Co., Strike Price 45,
  Expiration Jan. 2010                                         150,000              82,500
SPDR Gold Trust, Strike Price 110, Expiration Dec. 2009        300,000             525,000
United States National Gas Fund LP, Strike Price 26,
  Expiration Jan. 2010                                         500,000             225,000

----------------------------------------------------------------------------------------------
TOTAL CALL OPTIONS WRITTEN                                                  $    1,547,500
----------------------------------------------------------------------------------------------
  (premiums received $1,965,054) (Note 2A)


See notes to portfolios of investments and notes to financial statements.

104


WORLD PRECIOUS MINERALS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                        June 30, 2009

COMMON STOCKS 69.73%                                            SHARES               VALUE
AGRICULTURAL OPERATIONS 0.32%
----------------------------------------------------------------------------------------------
Agriterra Ltd.                                              26,550,000      $    1,528,802*+

CAPITAL POOLS 0.18%
----------------------------------------------------------------------------------------------
Malbex Resources, Inc. (RS)                                  2,000,000             859,808*@

DIAMOND MINING & EXPLORATION 0.24%
----------------------------------------------------------------------------------------------
Diagem, Inc.                                                   406,350               2,096*@
Diamond Fields International Ltd.                              448,600              21,214*
Diamonds North Resources Ltd.                                2,804,200             361,661*
Olivut Resources Ltd.                                          664,000             117,037*
Rockwell Diamonds, Inc.                                      2,698,800             116,022*
Shore Gold, Inc.                                             1,126,500             455,230*
Vaaldiam Resources Ltd.                                      1,513,999              58,579*
                                                                            --------------
                                                                                 1,131,839

FINANCIAL SERVICES 1.57%
----------------------------------------------------------------------------------------------
Endeavour Financial Corp.                                    2,170,000           2,612,097*
GMP Capital, Inc.                                              490,100           4,319,268
Jovian Capital Corp.                                            98,755             594,373
                                                                            --------------
                                                                                 7,525,738

GOLD/MINERAL EXPLORATION & DEVELOPMENT 26.28%
----------------------------------------------------------------------------------------------
African Gold Group, Inc.                                     1,084,400             144,518*
Amarc Resources Ltd.                                           695,545             149,509*
Andean Resources Ltd.                                        5,890,856           8,258,323*
Andina Minerals, Inc.                                        1,251,000           1,484,356*
Atikwa Minerals Corp.                                        3,062,333             157,981*
AuEx Ventures, Inc.                                            775,000           1,665,878*
Bendigo Mining NL                                            1,500,000             338,436*
Brazauro Resources Corp.                                     3,008,000           1,784,549*
Canadian Gold Hunter Corp.                                   2,996,700             940,454*
Candente Resource Corp.                                        300,000             136,710*
Carnavale Resources Ltd.                                     3,500,000             451,248*+
Centamin Egypt Ltd.                                          7,758,300          11,073,684*
Chesapeake Gold Corp.                                        2,016,719           6,866,607*+
Continental Minerals Corp.                                     758,946             691,701*
Continental Precious Minerals, Inc.                            267,000             121,671*
Corona Gold Ltd.                                               812,500                   0*@
Crystallex International Corp.                               2,150,000             473,000*
Eastmain Resources, Inc.                                       620,000             602,382*
Entree Gold, Inc.                                            1,020,000           1,017,325*
Erdene Resource Development Corp.                              731,500             176,106*
EXMIN Resources, Inc.                                        2,424,000              41,683*
First Point Minerals Corp.                                   2,423,000             197,915*

See notes to portfolios of investments and notes to financial statements.

                                                                  105


WORLD PRECIOUS MINERALS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                        June 30, 2009

COMMON STOCKS                                                   SHARES               VALUE
GOLD/MINERAL EXPLORATION & DEVELOPMENT (CONT'D)
----------------------------------------------------------------------------------------------
Fortress Minerals Corp.                                      2,315,000      $      696,660*
Gold Summit Corp.                                               10,000               1,935*
Golden Arrow Resources Corp. (RS)                            1,000,000             253,214*@
Golden Odyssey Mining, Inc.                                  1,656,500             320,461*
Grandview Gold, Inc.                                         1,100,000             108,766*
Grayd Resource Corp.                                         2,055,000             742,100*
Great Basin Gold Ltd.                                        2,208,500           3,019,230*
Greystar Resources Ltd.                                        625,500           1,704,858*
Guyana Goldfields, Inc.                                      1,415,000           4,513,692*
Hainan Mining Corp. plc (RS)                                 2,018,700             332,117*+@
Helio Resource Corp.                                           335,000             201,625*
Inca Pacific Resources, Inc.                                   337,000              73,888*
Inter-Citic Minerals, Inc.                                     120,000              67,065*
Ivanhoe Nickel and Platinum Ltd. (RS)                          135,000             114,762*@
Kings Minerals NL                                           15,275,000           1,132,391*
Klondex Mines Ltd.                                           2,000,000           3,370,448*+
Lake Shore Gold Corp.                                        1,750,000           4,107,734*
Leyshon Resources Ltd.                                       2,220,000             182,617*
Linear Gold Corp.                                            1,545,000           1,753,493*
MAG Silver Corp.                                               371,800           1,694,287*
Marengo Mining Ltd.                                          1,300,000             151,893*
Medoro Resources Ltd.                                        3,887,942             735,435*+
Medoro Resources Ltd. (RS)                                   6,115,900           1,099,027*+@
Metallic Ventures Gold, Inc.                                 1,365,000             856,756*
Mindoro Resources Ltd.                                       2,984,000             346,365*
Mirasol Resources Ltd.                                         649,500             117,274*
Moss Lake Gold Mines Ltd.                                    3,162,000             441,791*+
Moto Goldmines Ltd.                                          1,929,000           7,961,137*
Moydow Mines International, Inc.                               495,000              59,585*
Nautilus Minerals, Inc.                                        252,000             253,506*
New Pacific Metals Corp.                                       647,700             451,087*
Northern Dynasty Minerals Ltd.                                 671,650           4,689,221*
Olympus Pacific Minerals, Inc.                               1,539,000             390,357*
Pacific North West Capital Corp.                             1,727,466             141,102*
Pacific Rim Mining Corp.                                     5,330,713           1,433,427*
Paramount Gold and Silver Corp.                                862,500           1,300,996*
Pelangio Mines, Inc.                                         1,500,000             502,988*
Perseus Mining Ltd.                                          4,761,000           2,800,582*
Planet Exploration, Inc.                                     1,020,500             175,487*
Platte River Gold U.S., Inc. (RS)                            1,098,900           1,373,734*@
Premier Gold Mines Ltd.                                        380,000             846,223*
Q2 Gold Resources, Inc. (RS)                                   201,333                   0*@
Queenston Mining, Inc.                                         400,000           1,533,898*
Radius Gold, Inc.                                            1,698,200             255,522*
Reunion Gold Corp.                                           2,129,500             164,787*
Romarco Minerals, Inc.                                      21,112,206          14,521,960*+

See notes to portfolios of investments and notes to financial statements.

106


WORLD PRECIOUS MINERALS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                        June 30, 2009

COMMON STOCKS                                                   SHARES               VALUE
GOLD/MINERAL EXPLORATION & DEVELOPMENT (CONT'D)
----------------------------------------------------------------------------------------------
Rubicon Minerals Corp.                                       1,919,600      $    5,694,183*
San Anton Resource Corp.                                     1,303,200             238,107*
San Gold Corp.                                               1,881,100           3,687,639*
Simberi Mining Corp.                                         1,262,000              10,851*
Solitario Exploration & Royalty Corp.                          941,100           1,836,806*
St Andrew Goldfields Ltd.                                      927,549             247,229*
Staccato Gold Resources Ltd.                                 3,091,500             292,391*
Strongbow Exploration, Inc.                                    880,500              68,136*
Temex Resources Corp.                                          978,268             218,692*
Terrane Metals Corp.                                         8,651,000           2,157,079*+
Verena Minerals Corp.                                        1,741,000             187,115*
Verona Development Corp.                                        48,500                   0*@
VG Gold Corp.                                                5,956,501             499,341*+
Victoria Gold Corp.                                          1,300,000             435,923*
Virginia Mines, Inc.                                           650,000           2,235,501*
Wesdome Gold Mines Ltd.                                        451,700             730,146*
West Timmins Mining, Inc.                                    2,350,000           3,232,879*
West Timmins Mining, Inc. (RS)                                 200,000             261,382*@
                                                                            --------------
                                                                               125,802,919

GOLD/MINERAL ROYALTY COMPANIES 2.59%
----------------------------------------------------------------------------------------------
Aberdeen International, Inc.                                 2,386,000             594,935*
Franco-Nevada Corp.                                             74,000           1,778,978*
Gold Wheaton Gold Corp.                                      3,750,000             634,109*
International Royalty Corp.                                    700,000           2,275,053
Royal Gold, Inc.                                               170,000           7,089,000
                                                                            --------------
                                                                                12,372,075

INTERMEDIATE & JUNIOR GOLD PRODUCERS 21.97%
----------------------------------------------------------------------------------------------
Alamos Gold, Inc.                                              100,000             821,977*
Aurizon Mines Ltd.                                             137,800             489,190*
B2Gold Corp.                                                 1,398,925             890,077*
Century Mining Corp.                                         2,634,809             396,450*
DRDGOLD Ltd., Sponsored ADR                                    190,000           1,442,100
Dundee Precious Metals, Inc.                                 2,510,000           3,776,708*
Gammon Gold, Inc.                                              678,200           4,523,594*
Gold One International Ltd.                                    100,000              28,203*
Golden Star Resources Ltd.                                   1,125,000           2,306,250*
IAMGOLD Corp.                                                  570,000           5,768,400
Jaguar Mining, Inc.                                          2,299,877          17,441,138*
KazakhGold Group Ltd., Sponsored GDR                            64,300             385,800*
Kingsgate Consolidated Ltd.                                    427,776           2,309,503*
New Gold, Inc.                                               1,888,576           5,001,454*
Orsu Metals Corp.                                            3,008,000             181,041*
Pan African Resources plc                                   15,270,000           1,504,921

See notes to portfolios of investments and notes to financial statements.

                                                                  107


WORLD PRECIOUS MINERALS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                        June 30, 2009

COMMON STOCKS                                                   SHARES               VALUE
INTERMEDIATE & JUNIOR GOLD PRODUCERS (CONT'D)
----------------------------------------------------------------------------------------------
Randgold Resources Ltd., Sponsored ADR                         450,000      $   28,876,500^
Red Back Mining, Inc.                                          639,806           5,578,120*
Red Back Mining, Inc., 144A                                    770,000           6,713,211*
Rusoro Mining Ltd.                                           8,426,000           3,477,477*
SEMAFO, Inc.                                                   880,000           1,596,492*
Sino Gold Mining Ltd.                                        1,585,610           6,618,406*
St Barbara Ltd.                                              5,405,344           1,001,794*
TVI Pacific, Inc.                                           15,255,856             393,513*
Zhaojin Mining Industry Co., Ltd., H shares                  2,250,000           3,652,305*
                                                                            --------------
                                                                               105,174,624

INTERNET 0.01%
----------------------------------------------------------------------------------------------
Stockhouse, Inc.                                             1,027,000              41,918*

MEDICAL - HOSPITALS 0.00%
----------------------------------------------------------------------------------------------
African Medical Investments plc                                 70,000              16,699*

METAL & MINERAL MINING & EXPLORATION 2.03%
----------------------------------------------------------------------------------------------
AMT International Mining                                     1,000,000              10,700*@
Avion Gold Corp.                                             3,900,000           1,022,742
Baja Mining Corp.                                              685,450             282,891*
Breakwater Resources Ltd.                                      450,000             112,205*
Brilliant Mining Corp.                                         158,900              19,127*
Calibre Mining Corp.                                           900,000             108,336*
Dia Bras Exploration, Inc.                                   1,375,800             112,378*
Farallon Mining Ltd.                                           850,000             219,251*
Freewest Resources Canada, Inc.                              1,090,000             220,240*
Independence Group NL                                          325,000           1,212,528
JNR Resources, Inc.                                            456,800             113,901*
Linear Metals Corp.                                          1,004,410              69,088*
Lundin Mining Corp.                                            170,000             489,661*
Mines Management, Inc.                                         887,830           1,332,287*
Natasa Mining Ltd.                                             503,045             613,696*
North American Tungsten Corp.                                1,282,000             126,762*
North Arrow Minerals, Inc.                                     261,500              45,530*
Odyssey Resources Ltd.                                         414,900              92,751*
Red Hill Energy, Inc.                                          145,000              62,336*
Revett Minerals, Inc.                                        3,200,500             343,977*
Ridge Mining plc                                             1,653,000           2,243,600*
Stingray Copper, Inc.                                          300,000             113,495*
Toledo Mining Corp. plc                                        432,900             277,761*
Uranium North Resources Corp.                                  517,035              51,123*
Wallbridge Mining Co. Ltd.                                   1,541,000             112,622*

See notes to portfolios of investments and notes to financial statements.

108


WORLD PRECIOUS MINERALS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                        June 30, 2009

COMMON STOCKS                                                   SHARES               VALUE
METAL & MINERAL MINING & EXPLORATION (CONT'D)
----------------------------------------------------------------------------------------------
Western Copper Corp.                                           504,400      $      325,265*
                                                                            --------------
                                                                                 9,734,253

OIL & GAS EXPLORATION & PRODUCTION 1.29%
----------------------------------------------------------------------------------------------
Big Sky Energy Corp.                                         2,000,000               2,000*
Pacific Rubiales Energy Corp.                                  750,000           6,184,171*
                                                                            --------------
                                                                                 6,186,171

PLATINUM GROUP METALS 2.41%
----------------------------------------------------------------------------------------------
Anooraq Resources Corp.                                      3,550,000           2,945,488*
Beartooth Platinum Corp.                                     5,478,500              47,105*
Eastern Platinum Ltd.                                       16,595,475           7,419,842*
Osmium Holdings S.A. (RS)                                          891                   0*@
Platinum Group Metals Ltd.                                   1,070,000           1,103,994*
                                                                            --------------
                                                                                11,516,429

SENIOR GOLD PRODUCERS 9.03%
----------------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd.                                        220,000          11,545,600
AngloGold Ashanti Ltd., Sponsored ADR                          120,000           4,395,600^
Barrick Gold Corp.                                             110,000           3,690,500
Gold Fields Ltd.                                               183,000           2,219,304
Gold Fields Ltd., Sponsored ADR                                395,000           4,759,750
Goldcorp, Inc.                                                 173,600           6,032,600
Harmony Gold Mining Co., Ltd., Sponsored ADR                   180,000           1,857,600*
Kinross Gold Corp.                                             125,000           2,268,750*
Lihir Gold Ltd., Sponsored ADR                                 207,000           4,806,540*
Polyus Gold Co., Sponsored ADR                                  80,000           1,652,000*
                                                                            --------------
                                                                                43,228,244

SILVER MINING 1.60%
----------------------------------------------------------------------------------------------
ECU Silver Mining, Inc.                                      1,090,000             534,199*
Fortuna Silver Mines, Inc.                                   1,000,000             782,426*
Silvercorp Metals, Inc.                                      1,813,020           6,328,929
                                                                            --------------
                                                                                 7,645,554

SUGAR/ETHANOL 0.07%
----------------------------------------------------------------------------------------------
Bioenergy Africa Ltd.                                        5,775,000             356,289*

WIRELESS EQUIPMENT 0.14%
----------------------------------------------------------------------------------------------
Active Control Technology, Inc.                              4,575,000             649,048*

----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                            333,770,410
----------------------------------------------------------------------------------------------
  (cost $435,882,262)

See notes to portfolios of investments and notes to financial statements.

                                                                  109


WORLD PRECIOUS MINERALS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                        June 30, 2009

EXCHANGE-TRADED FUNDS (ETF) 1.41%                               SHARES               VALUE
ETFS Physical Palladium                                         35,000      $      867,650*
ETFS Physical Platinum                                          50,000           5,869,000*

----------------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                      6,736,650
----------------------------------------------------------------------------------------------
  (cost $6,242,357)

CLOSED-END FUND 0.19%
ASA Ltd.                                                        14,500             916,835
  (cost 641,350)

WARRANTS 14.11%
DIAMOND MINING & EXPLORATION 0.00%
----------------------------------------------------------------------------------------------
Rockwell Diamonds, Inc., Warrants (November 2009)            2,575,000                   0*@

EXCHANGE-TRADED FUND 0.04%
----------------------------------------------------------------------------------------------
Claymore Gold Bullion Trust, Warrants (November 2009)          500,000             193,457*

FINANCIAL SERVICES 0.11%
----------------------------------------------------------------------------------------------
Endeavour Financial Corp., Warrants (February 2014)          1,122,500             501,870*

GOLD/MINERAL EXPLORATION & DEVELOPMENT 0.70%
----------------------------------------------------------------------------------------------
Chesapeake Gold Corp., Warrants (February 2012)                335,674             570,015*
Crystallex International Corp., Warrants (August 2009)         162,500                   0*@
Fortress Minerals Corp., Warrants (December 2010)            1,400,000             120,373*@
Golden Arrow Resources Corp., Warrants (October 2010)
  (RS)                                                       1,000,000                   0*@
Hainan Mining Corp. plc, Warrants (May 2011) (RS)              313,700                   0*@
Hainan Mining Corp. plc, Warrants (August 2011) (RS)         1,705,000                   0*@
Medoro Resources Ltd., Warrants (March 2010)                 1,250,000                   0*@
Osisko Mining Corp., Warrants (November 2009)                  200,000              85,121*
Platte River Gold U.S., Inc., Warrants (February 2010)
  (RS)                                                          75,200                   0*@
Romarco Minerals, Inc., Warrants (July 2009)                 2,430,000           1,149,134*@
Romarco Minerals, Inc., Warrants (April 2010)                2,650,000           1,344,310*@
Staccato Gold Resources Ltd., Warrants (August 2009)         3,000,000                   0*@
Terrane Metals Corp., Warrants (June 2012)                     219,000              15,534*
US Gold Corp., Warrants (February 2011)                         39,000               6,706*
West Timmins Mining, Inc., Warrants (December 2010)
  (RS)                                                         100,000              53,136*@
                                                                            --------------
                                                                                 3,344,329

See notes to portfolios of investments and notes to financial statements.

110


WORLD PRECIOUS MINERALS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                        June 30, 2009

WARRANTS                                                        SHARES               VALUE
GOLD/MINERAL ROYALTY COMPANIES 0.11%
----------------------------------------------------------------------------------------------
Franco-Nevada Corp., Warrants (March 2012)                      73,400      $      360,358*
Franco-Nevada Corp., Warrants (June 2017)                       37,000             149,521*
Gold Wheaton Gold Corp., Warrants (July 2013)                    2,000                  86*
                                                                            --------------
                                                                                   509,965

INTERMEDIATE & JUNIOR GOLD PRODUCERS 0.49%
----------------------------------------------------------------------------------------------
Dundee Precious Metals, Inc., Warrants (November 2015)       1,125,000             580,371*
GBS Gold International, Inc., Warrants (May 2010)              630,000                   0*@
New Gold, Inc., Warrants (April 2012)                        6,558,600             225,565*
New Gold, Inc., Warrants (November 2012)                     4,476,000             596,518*
New Gold, Inc., Warrants (June 2017)                         1,452,430             462,060*
Orsu Metals Corp., Warrants (April 2010)                     2,476,000              21,289*
Orsu Metals Corp., Warrants (March 2011)                     4,112,000              17,677*
Rusoro Mining Ltd., Warrants (November 2011)                   600,000                   0*@
Rusoro Mining Ltd., Warrants (November 2012)                 6,330,750             435,458*
                                                                            --------------
                                                                                 2,338,938

METAL & MINERAL MINING & EXPLORATION 0.07%
----------------------------------------------------------------------------------------------
Avion Gold Corp., Warrants (May 2010)                        1,950,000                   0*@
Baja Mining Corp., Warrants (April 2011)                       527,750                   0*@
Coalcorp Mining, Inc., Warrants (February 2011)                113,214                 730*
Denison Mines Corp., Warrants (November 2009)                   97,600              33,567*
Denison Mines Corp., Warrants (March 2011)                     201,295              98,653*
Mines Management, Inc., Warrants (April 2012)                  703,300             193,407*
                                                                            --------------
                                                                                   326,357

OIL & GAS EXPLORATION & PRODUCTION 0.65%
----------------------------------------------------------------------------------------------
Pacific Rubiales Energy Corp., Warrants (July 2012)            958,275           3,130,944*

SENIOR GOLD PRODUCERS 9.71%
----------------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd., Warrants (December 2013)              123,700           2,659,550*
Goldcorp, Inc., Warrants (June 2011)                         3,938,098          33,346,747*
Kinross Gold Corp., Warrants (September 2011)                1,606,600           3,522,488*
Kinross Gold Corp., Warrants (September 2013)                  902,171           3,831,929*
Yamana Gold, Inc., Warrants (February 2010)                  3,788,263           3,126,893*
                                                                            --------------
                                                                                46,487,607

SILVER MINING 2.24%
----------------------------------------------------------------------------------------------
Hecla Mining Co., Warrants (August 2014)                       315,250              56,745*@
Silver Wheaton Corp., Warrants (December 2010)               2,816,920           9,421,623*
Silver Wheaton Corp., Warrants (September 2013)                439,895           1,249,302*
                                                                            --------------
                                                                                10,727,670

 ---------------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                  67,561,137
----------------------------------------------------------------------------------------------
  (cost $84,010,167)

See notes to portfolios of investments and notes to financial statements.

                                                                  111


WORLD PRECIOUS MINERALS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                        June 30, 2009

SPECIAL WARRANTS 0.00%                                          SHARES               VALUE
GOLD/MINERAL EXPLORATION & DEVELOPMENT 0.00%
----------------------------------------------------------------------------------------------
Western Exploration & Development Ltd., 144A,
  Special Warrants (December 2049) (RS)
  (cost $300,000)                                              600,000      $            0*@

PURCHASED OPTIONS 0.52%                                      CONTRACTS
EXCHANGE-TRADED FUND 0.13%
----------------------------------------------------------------------------------------------
SPDR Gold Trust, Strike Price 100, Call, Expiration
  Dec. 2009 (premium $1,127,291)                                 2,000             640,000

SENIOR GOLD PRODUCERS 0.39%
----------------------------------------------------------------------------------------------
Goldcorp, Inc., Strike Price 45, Put, Expiration July
  2009 (premium $1,856,365)                                      1,736           1,840,160

SILVER MINING 0.00%
----------------------------------------------------------------------------------------------
Hecla Mining Co., Strike Price 10, Call, Expiration
  Jan. 2010 (premium $889,136)                                   1,600               8,000

----------------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                          2,488,160
----------------------------------------------------------------------------------------------
  (cost $3,872,791)

                                                            PRINCIPAL
EXCHANGE-TRADED NOTE (ETN) 0.04%                             AMOUNT
PLATINUM GROUP METALS 0.04%
----------------------------------------------------------------------------------------------
E-TRACS UBS Long Platinum ETN, maturity 05/14/18 (ZCB)     $    12,000             171,480*
  (cost $177,431)

NOTES 0.99%
INTERMEDIATE & JUNIOR GOLD PRODUCERS 0.99%
----------------------------------------------------------------------------------------------
GBS Gold International, Inc., 12.00%, maturity 05/27/11
  (RS)                                                       3,483,163           1,946,654@
New Gold, Inc., 10.00%, maturity 06/28/17                    3,610,000           2,801,277

----------------------------------------------------------------------------------------------
TOTAL NOTES                                                                      4,747,931
----------------------------------------------------------------------------------------------
  (cost $6,580,122)

See notes to portfolios of investments and notes to financial statements.

112


WORLD PRECIOUS MINERALS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                        June 30, 2009

UNITS 0.21%                                                     SHARES               VALUE
MEDICAL - HOSPITALS 0.21%
----------------------------------------------------------------------------------------------
African Medical Investments plc, Units                       4,250,000      $    1,013,854*@
  (cost $698,976)

----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 87.20%                                                       417,406,457
----------------------------------------------------------------------------------------------
  (cost $538,405,456)
Other assets and liabilities, net 12.80%                                        61,250,925
                                                                            --------------

NET ASSETS 100%                                                               $478,657,382
                                                                              ------------

                                                           SHARES SUBJECT
CALL OPTIONS WRITTEN                                           TO CALL               VALUE
----------------------------------------------------------------------------------------------
AngloGold Ashanti Ltd., Strike Price 35, Expiration
  July 2009                                                     32,200      $       78,890
Randgold Resources Ltd., Strike Price 80, Expiration
  Sep. 2009                                                     60,000             105,000
Randgold Resources Ltd., Strike Price 75, Expiration
  Sep. 2009                                                    127,000             304,800
SPDR Gold Trust, Strike Price 110, Expiration Dec. 2009        200,000             350,000

----------------------------------------------------------------------------------------------
TOTAL CALL OPTIONS WRITTEN                                                  $      838,690
----------------------------------------------------------------------------------------------
  (premiums received $1,915,963) (Note 2A)

See notes to portfolios of investments and notes to financial statements.

                                                                  113


GOLD & PRECIOUS METALS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                      June 30, 2009

COMMON STOCKS 61.93%                                            SHARES             VALUE
DIAMOND MINING & EXPLORATION 0.00%
----------------------------------------------------------------------------------------
Diamond Fields International Ltd.                               21,600       $     1,021*

FINANCIAL SERVICES 0.92%
----------------------------------------------------------------------------------------
Endeavour Financial Corp.                                      790,000           950,948*
GMP Capital, Inc.                                              110,000           969,434
                                                                             -----------
                                                                               1,920,382

GOLD & COPPER EXPLORATION AND DEVELOPMENT 0.68%
----------------------------------------------------------------------------------------
Mercator Minerals Ltd.                                       1,210,000         1,404,497*

GOLD MINING 50.55%
----------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd.                                        140,000         7,347,200*
Alamos Gold, Inc.                                              125,000         1,027,471*
AngloGold Ashanti Ltd., Sponsored ADR                          160,000         5,860,800^
Aurizon Mines Ltd.                                             101,000           358,550*
B2Gold Corp.                                                 1,200,000           763,510*
Barrick Gold Corp.                                              90,000         3,019,500
Centamin Egypt Ltd.                                          2,541,700         3,627,722*
Century Mining Corp.                                           509,512            76,664*
Claude Resources, Inc.                                       1,500,000         1,134,947*
DRDGOLD Ltd., Sponsored ADR                                    515,000         3,908,850
Dundee Precious Metals, Inc.                                 2,167,300         3,261,060*
Eldorado Gold Corp.                                            300,000         2,685,000*
Franco-Nevada Corp.                                             34,000           817,368
Gammon Gold, Inc.                                              313,000         2,087,710*
Gold Fields Ltd.                                                95,000         1,152,097
Gold Fields Ltd., Sponsored ADR                                465,000         5,603,250
Goldcorp, Inc.                                                  48,900         1,699,275
Golden Star Resources Ltd.                                   1,350,000         2,767,500*
Harmony Gold Mining Co., Ltd., Sponsored ADR                    70,000           722,400*
IAMGOLD Corp.                                                  340,000         3,441,697
Jaguar Mining, Inc.                                          1,069,859         8,113,285*
KazakhGold Group Ltd., Sponsored GDR                           124,100           744,600*
Kingsgate Consolidated Ltd.                                    309,625         1,671,622*
Kinross Gold Corp.                                             100,000         1,815,000
Kirkland Lake Gold, Inc.                                       300,000         2,502,042*
Lihir Gold Ltd., Sponsored ADR                                 137,000         3,181,140*
New Gold, Inc.                                               1,186,837         3,143,098*
Pan African Resources plc                                   10,180,000         1,003,281
Polyus Gold Co., Sponsored ADR                                 115,000         2,374,750
Randgold Resources Ltd., Sponsored ADR                         150,000         9,625,500^
Red Back Mining, Inc.                                          559,300         4,876,232*
Red Back Mining, Inc., 144A                                    245,000         2,136,022*
Richmont Mines, Inc.                                           350,000         1,137,500*

See notes to portfolios of investments and notes to financial statements.

114


GOLD & PRECIOUS METALS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                      June 30, 2009

COMMON STOCKS                                                   SHARES             VALUE
GOLD MINING (CONT'D)
----------------------------------------------------------------------------------------
Rusoro Mining Ltd.                                           1,395,000       $   575,727*
San Gold Corp.                                               1,059,100         2,076,220*
SEMAFO, Inc.                                                   790,000         1,433,214*
Sino Gold Mining Ltd.                                          400,000         1,669,618*
St Barbara Ltd.                                              1,234,467           228,789*
Troy Resources NL                                              411,300           445,767
Zhaojin Mining Industry Co., Ltd., H shares                  3,000,000         4,869,740
                                                                             -----------
                                                                             104,985,718

GOLD ROYALTY COMPANIES 4.13%
----------------------------------------------------------------------------------------
Aberdeen International, Inc.                                    52,250            13,028*
Gold Wheaton Gold Corp.                                      3,750,000           634,109*
Royal Gold, Inc.                                               190,000         7,923,000
                                                                             -----------
                                                                               8,570,137

MEDICAL - HOSPITALS 0.00%
----------------------------------------------------------------------------------------
African Medical Investments plc                                 30,000             7,157*

METAL & MINERAL MINING 0.27%
----------------------------------------------------------------------------------------
Independence Group NL                                          140,000           522,320
Lundin Mining Corp.                                             15,430            44,444*
                                                                             -----------
                                                                                 566,764

PLATINUM GROUP METALS 1.71%
----------------------------------------------------------------------------------------
Eastern Platinum Ltd.                                        7,914,450         3,538,553*

SILVER MINING 3.67%
----------------------------------------------------------------------------------------
Coeur d'Alene Mines Corp.                                      170,000         2,091,000*
Fortuna Silver Mines, Inc.                                     500,000           391,213*
Hecla Mining Co.                                               745,000         1,996,600*
Silvercorp Metals, Inc.                                        900,000         3,141,739
                                                                             -----------
                                                                               7,620,552

----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                          128,614,781
----------------------------------------------------------------------------------------
  (cost $124,111,028)

EXCHANGE-TRADED FUNDS (ETF) 3.99%
ETFS Physical Palladium                                         35,000           867,650*
ETFS Physical Platinum                                          45,000         5,282,100*
iShares Silver Trust                                           160,000         2,140,800*

----------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                    8,290,550
----------------------------------------------------------------------------------------
  (cost $7,629,238)

See notes to portfolios of investments and notes to financial statements.

                                                                  115


GOLD & PRECIOUS METALS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                      June 30, 2009

CLOSED-END FUND 1.23%                                           SHARES             VALUE
ASA Ltd.                                                        40,500       $ 2,560,815
  (cost 1,840,993)

WARRANTS 11.13%
FINANCIAL SERVICES 0.08%
----------------------------------------------------------------------------------------
Endeavour Financial Corp., Warrants (February 2014)            382,500           171,016*

GOLD MINING 9.14%
----------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd., Warrants (December 2013)               81,900         1,760,850*
Claymore Gold Bulliion Trust, Warrants (November 2009)         500,000           193,457*
Crystallex International Corp., Warrants (August 2009)          62,500                 0*@
Dundee Precious Metals, Inc., Warrants (June 2012)              17,500             3,235*
Dundee Precious Metals, Inc., Warrants (November 2015)         958,500           494,476*
Franco-Nevada Corp., Warrants (March 2012)                      91,400           448,729*
Franco-Nevada Corp., Warrants (June 2017)                       17,000            68,699*
GBS Gold International, Inc., Warrants (May 2010)              175,000                 0*@
Goldcorp, Inc., Warrants (June 2011)                         1,067,409         9,040,005*
Kinross Gold Corp., Warrants (September 2011)                  985,500         2,160,720*
Kinross Gold Corp., Warrants (September 2013)                  736,734         3,129,243*
New Gold, Inc., Warrants (April 2012)                        4,091,400           140,712*
New Gold, Inc., Warrants (November 2012)                     1,826,500           243,418*
New Gold, Inc., Warrants (June 2017)                           251,800            80,105*
Rusoro Mining Ltd., Warrants (November 2012)                 1,568,750           107,906*
Yamana Gold, Inc., Warrants (February 2010)                  1,347,031         1,111,861*
                                                                             -----------
                                                                              18,983,416

METAL & MINERAL MINING & EXPLORATION 0.01%
----------------------------------------------------------------------------------------
Mines Management, Inc., Warrants (April 2012)                   44,000            12,100*

SILVER MINING 1.90%
----------------------------------------------------------------------------------------
Hecla Mining Co., Warrants (August 2014)                       169,750            30,555*@
Silver Wheaton Corp., Warrants (December 2010)                 675,740         2,260,117*
Silver Wheaton Corp., Warrants (September 2013)                584,206         1,659,145*
                                                                             -----------
                                                                               3,949,817

----------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                23,116,349
----------------------------------------------------------------------------------------
  (cost $24,493,506)

See notes to portfolios of investments and notes to financial statements.

116


GOLD & PRECIOUS METALS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                      June 30, 2009

PURCHASED OPTIONS 0.41%                                      CONTRACTS             VALUE
EXCHANGE-TRADED FUND 0.15%
----------------------------------------------------------------------------------------
SPDR Gold Trust, Strike Price 100, Call, Expiration Dec.
  2009 (premium $563,645)                                        1,000       $   320,000

GOLD MINING 0.26%
----------------------------------------------------------------------------------------
Goldcorp, Inc., Strike Price 45, Put, Expiration July
  2009 (premium $528,199)                                          494           523,640

SILVER MINING 0.00%
----------------------------------------------------------------------------------------
Hecla Mining Co., Strike Price 10, Call, Expiration Jan.
  2010 (premium $227,124)                                          420             2,100

----------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                          845,740
----------------------------------------------------------------------------------------
  (cost $1,318,968)

                                                            PRINCIPAL
EXCHANGE-TRADED NOTE (ETN) 0.08%                              AMOUNT
PLATINUM GROUP METALS 0.08%
----------------------------------------------------------------------------------------
E-TRACS UBS Long Platinum ETN, maturity 05/14/18 (ZCB)      $   12,000           171,480*
  (cost $177,431)

NOTES 0.49%
GOLD MINING 0.49%
----------------------------------------------------------------------------------------
GBS Gold International, Inc., 12.00%, maturity 05/27/11
  (RS)                                                         967,545           540,737@
New Gold, Inc., 10.00%, maturity 06/28/17                      600,000           465,586

----------------------------------------------------------------------------------------
TOTAL NOTES                                                                    1,006,323
----------------------------------------------------------------------------------------
  (cost $1,267,516)

UNITS 0.21%                                                   SHARES
MEDICAL - HOSPITALS 0.21%
----------------------------------------------------------------------------------------
African Medical Investments plc, Units                       1,825,000           435,361*@
  (cost $300,149)

----------------------------------------------------------------------------------------
TOTAL SECURITIES                                                             165,041,399
----------------------------------------------------------------------------------------
  (cost $161,138,829)

See notes to portfolios of investments and notes to financial statements.

                                                                  117


GOLD & PRECIOUS METALS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                      June 30, 2009

                                                            PRINCIPAL
REPURCHASE AGREEMENTS 20.48%                                  AMOUNT               VALUE
Joint Tri-Party Repurchase Agreement, Credit Suisse
  First Boston, 06/30/09, 0.02%, due 07/01/09,
  repurchase price $42,527,297, collateralized by U.S.
  Treasury securities held in a joint tri-party account
  (cost $42,527,273)                                        $42,527,273      $42,527,273

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.95%                                                     207,568,672
----------------------------------------------------------------------------------------
  (cost $203,666,102)
Other assets and liabilities, net 0.05%                                          109,086
                                                                             -----------

NET ASSETS 100%                                                             $207,677,758
                                                                            ------------

                                                           SHARES SUBJECT
CALL OPTIONS WRITTEN                                           TO CALL             VALUE

----------------------------------------------------------------------------------------
AngloGold Ashanti Ltd., Strike Price 35, Expiration July
  2009                                                          42,800       $   104,860
Randgold Resources Ltd., Strike Price 80, Expiration
  Sep. 2009                                                     20,000            35,000
Randgold Resources Ltd., Strike Price 75, Expiration
  Sep. 2009                                                     43,000           103,200
SPDR Gold Trust, Strike Price 110, Expiration Dec. 2009        100,000           175,000

----------------------------------------------------------------------------------------
TOTAL CALL OPTIONS WRITTEN                                                   $   418,060
----------------------------------------------------------------------------------------
  (premiums received $840,684) (Note 2A)

See notes to portfolios of investments and notes to financial statements.

118


EASTERN EUROPEAN FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                         June 30, 2009

COMMON STOCKS 84.23%                                            SHARES                VALUE
BROADCASTING & CABLE TV 3.67%
-------------------------------------------------------------------------------------------
CTC Media, Inc.                                                500,000       $    5,910,000*
Cyfrowy Polsat S.A.                                          1,518,595            7,345,686
                                                                             --------------
                                                                                 13,255,686

BUILDING & CONSTRUCTION 3.05%
-------------------------------------------------------------------------------------------
Enka Insaat ve Sanayi A.S.                                   1,000,000            3,127,941
PBG S.A.                                                        42,000            3,110,278*
Polimex Mostostal S.A.                                       2,000,000            2,180,661
Tekfen Holding A.S.                                          1,122,062            2,577,695
                                                                             --------------
                                                                                 10,996,575

COAL 0.81%
-------------------------------------------------------------------------------------------
Belon OJSC                                                   6,710,900            2,925,952@

COMMODITY CHEMICALS 2.46%
-------------------------------------------------------------------------------------------
Uralkali, Sponsored GDR                                        551,015            8,871,342

COMMUNICATIONS 8.99%
-------------------------------------------------------------------------------------------
Mobile TeleSystems                                             888,391            4,752,892
Mobile TeleSystems, Sponsored ADR                              210,000            7,755,300
Telefonica O2 Czech Republic A.S.                              169,953            3,875,718
Turkcell Iletisim Hizmetleri A.S.                            1,024,975            5,687,100
Vimpel-Communications, Sponsored ADR                           878,157           10,335,908*^
                                                                             --------------
                                                                                 32,406,918

DIVERSIFIED BANKS 15.19%
-------------------------------------------------------------------------------------------
Bank Millennium S.A.                                         4,500,000            4,140,735*
OTP Bank Nyrt.                                                 200,000            3,599,144*
Sberbank RF                                                 16,127,095           20,400,775
Turkiye Garanti Bankasi A.S.                                 6,600,082           17,903,464*
Turkiye Vakiflar Bankasi T.A.O., Class D                     3,600,000            5,443,395*
VTB Bank OJSC, Sponsored GDR                                 1,500,000            3,300,000
                                                                             --------------
                                                                                 54,787,513

DIVERSIFIED METALS & MINING 2.46%
-------------------------------------------------------------------------------------------
KGHM Polska Miedz S.A.                                         150,000            3,852,396
Mining and Metallurgical Company Norilsk Nickel,
  Sponsored ADR                                                500,000            4,600,000*
Orsu Metals Corp.                                            6,947,400              418,140*
                                                                             --------------
                                                                                  8,870,536

See notes to portfolios of investments and notes to financial statements.

                                                                  119


EASTERN EUROPEAN FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                         June 30, 2009

COMMON STOCKS                                                   SHARES                VALUE
ELECTRIC GENERATION 0.79%
-------------------------------------------------------------------------------------------
RusHydro                                                    75,000,000       $    2,842,500*

ELECTRIC UTILITY 4.01%
-------------------------------------------------------------------------------------------
CEZ A.S.                                                       321,471           14,479,658

FINANCIAL SERVICES 0.67%
-------------------------------------------------------------------------------------------
Finans Finansal Kiralama A.S.                                2,092,448            2,417,053

GOLD MINING 2.22%
-------------------------------------------------------------------------------------------
Dundee Precious Metals, Inc.                                 1,000,000            1,504,664
KazakhGold Group Ltd., Sponsored GDR                           700,174            4,201,044*
Polyus Gold Co.                                                 20,000              737,900*
Polyus Gold Co., Sponsored ADR                                  75,000            1,548,750*
                                                                             --------------
                                                                                  7,992,358

INSURANCE 0.43%
-------------------------------------------------------------------------------------------
Aksigorta A.S.                                                 595,732            1,561,866

MEDICAL - DRUGS 1.62%
-------------------------------------------------------------------------------------------
Egis Gyogyszergyar Nyrt.                                        15,000            1,353,160
Richter Gedeon Nyrt.                                            25,000            4,486,039
                                                                             --------------
                                                                                  5,839,199

OIL & GAS - INTEGRATED 23.94%
-------------------------------------------------------------------------------------------
Gazprom OAO, Sponsored ADR                                   1,238,901           25,087,745
Lukoil OAO, ADR                                                674,810           29,941,320
MOL Hungarian Oil & Gas Nyrt.                                   60,000            3,697,115
Rosneft Oil Co. OJSC, GDR                                    3,567,309           19,441,834
Tatneft, Sponsored ADR                                         332,999            8,158,475
                                                                             --------------
                                                                                 86,326,489

OIL & GAS EXPLORATION & PRODUCTION 6.22%
-------------------------------------------------------------------------------------------
KazMunaiGas Exploration Production, Sponsored GDR              644,544           12,246,336
NovaTek OAO, Sponsored GDR                                     213,477           10,182,853
                                                                             --------------
                                                                                 22,429,189

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.96%
-------------------------------------------------------------------------------------------
Plaza Centers N.V.                                           1,881,175            2,398,555*
RGI International Ltd.                                       1,357,449            1,065,597*
                                                                             --------------
                                                                                  3,464,152

See notes to portfolios of investments and notes to financial statements.

120


EASTERN EUROPEAN FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                         June 30, 2009

COMMON STOCKS                                                   SHARES                VALUE
RETAIL - FOOD 0.73%
-------------------------------------------------------------------------------------------
BIM Birlesik Magazalar A.S.                                     75,000       $    2,628,249

STEEL - PRODUCERS 5.29%
-------------------------------------------------------------------------------------------
Mechel, Sponsored ADR                                          370,500            3,093,675^
Novolipetsk Steel, Sponsored GDR                               501,000           10,270,500
OAO TMK, Sponsored GDR                                         550,000            5,698,000
                                                                             --------------
                                                                                 19,062,175

TRANSPORTATION 0.72%
-------------------------------------------------------------------------------------------
Novorossiysk Sea Trade Port, Sponsored GDR                     270,000            2,592,000

-------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                             303,749,410
-------------------------------------------------------------------------------------------
  (cost $391,029,014)

PREFERRED STOCKS 1.41%
OIL & GAS EXPLORATION & PRODUCTION 1.41%
-------------------------------------------------------------------------------------------
Surgutneftegaz, Preferred Stock                             13,529,631            3,827,533@
Surgutneftegaz, Preferred Stock, Sponsored ADR                 440,333            1,245,702@

-------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS                                                            5,073,235
-------------------------------------------------------------------------------------------
  (cost $13,591,888)

WARRANTS 0.07%
GOLD MINING 0.07%
-------------------------------------------------------------------------------------------
Dundee Precious Metals, Inc., Warrants
  (November 2015)                                              500,000              257,942*
  (cost $0)

PURCHASED OPTION 0.00%                                       CONTRACTS
EXCHANGE-TRADED FUND 0.00%
-------------------------------------------------------------------------------------------
Market Vectors Russia ETF, Strike Price 18, Put,
  Expiration July 2009 (premium $75,750)                         1,000               17,500


-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 85.71%                                                     $  309,098,087
-------------------------------------------------------------------------------------------
  (cost $404,696,652)
Other assets and liabilities, net 14.29%                                         51,551,918
                                                                             --------------

NET ASSETS 100%                                                                $360,650,005
                                                                               ------------

See notes to portfolios of investments and notes to financial Statements.

                                                                  121


EASTERN EUROPEAN FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                         June 30, 2009

                                                           SHARES SUBJECT
CALL OPTIONS WRITTEN                                           TO CALL                VALUE
-------------------------------------------------------------------------------------------
Mechel, Strike Price 7.50, Expiration July 2009                300,000       $      345,000
Vimpel-Communications, Strike Price 10, Expiration
  July 2009                                                    440,000              888,800

-------------------------------------------------------------------------------------------
TOTAL CALL OPTIONS WRITTEN                                                   $    1,233,800
-------------------------------------------------------------------------------------------
  (premiums received $821,459) (Note 2A)

See notes to portfolios of investments and notes to financial statements.

122


GLOBAL EMERGING MARKETS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2009

COMMON STOCKS 80.52%                                          SHARES             VALUE
AGRICULTURAL CHEMICALS & FERTILIZERS 0.94%
--------------------------------------------------------------------------------------
Sociedad Quimica y Minera de Chile S.A., Sponsored ADR         3,000       $   108,570

AIR FREIGHT & LOGISTICS 2.01%
--------------------------------------------------------------------------------------
Shenzhen International Holdings Ltd.                       3,392,000           231,972

AIRLINES 1.06%
--------------------------------------------------------------------------------------
Copa Holdings S.A., Class A                                    3,000           122,460

ALTERNATIVE CARRIERS 1.98%
--------------------------------------------------------------------------------------
GVT Holding S.A.                                              13,700           228,100*

APPAREL 2.40%
--------------------------------------------------------------------------------------
China Dongxiang Group Co.                                    412,000           276,442

AUTO MANUFACTURERS 1.11%
--------------------------------------------------------------------------------------
Dongfeng Motor Group Co., Ltd., H shares                     150,000           127,356

CELLULAR TELECOMMUNICATIONS 0.80%
--------------------------------------------------------------------------------------
China Unicom (Hong Kong) Ltd.                                 70,000            92,491

COAL 0.92%
--------------------------------------------------------------------------------------
Raspadskaya                                                   46,785           105,734

COMMODITY CHEMICALS 1.28%
--------------------------------------------------------------------------------------
Israel Chemicals Ltd.                                          9,346            92,759
Uralkali, Sponsored GDR                                        3,328            53,581
                                                                           -----------
                                                                               146,340

COMMUNICATIONS 2.96%
--------------------------------------------------------------------------------------
Empresa Nacional de Telecomunicaciones S.A.                    6,050            81,120
Telecom Egypt                                                 44,072           124,322
ZTE Corp., H shares                                           39,000           135,369
                                                                           -----------
                                                                               340,811

COMPUTER HARDWARE 2.93%
--------------------------------------------------------------------------------------
Wistron Corp.                                                203,378           337,313

CONSTRUCTION 0.67%
--------------------------------------------------------------------------------------
China Railway Construction Corp., Ltd., H shares              50,000            76,904

See notes to portfolios of investments and notes to financial statements.

                                                                  123


GLOBAL EMERGING MARKETS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2009

COMMON STOCKS                                                 SHARES             VALUE
DEPARTMENT STORES 1.56%
--------------------------------------------------------------------------------------
Lojas Renner S.A.                                             16,269       $   179,640

DIVERSIFIED BANKS 6.23%
--------------------------------------------------------------------------------------
Bank of China Ltd., H shares                                 300,000           142,841
China Construction Bank Corp., H shares                      258,000           199,744
Industrial and Commercial Bank of China Ltd., H shares       537,000           374,865
                                                                           -----------
                                                                               717,450

DIVERSIFIED METALS & MINING 0.22%
--------------------------------------------------------------------------------------
Orsu Metals Corp.                                            430,836            25,931*

ELECTRONICS & COMPONENTS 4.16%
--------------------------------------------------------------------------------------
China High Speed Transmission Equipment Group Co., Ltd.      170,000           337,372
Samsung Techwin Co., Ltd.                                      2,500           141,199
                                                                           -----------
                                                                               478,571

FINANCIAL SERVICES 3.96%
--------------------------------------------------------------------------------------
BM&F BOVESPA S.A.                                             25,000           150,409
Bolsa Mexicana de Valores S.A.                               100,000            91,502*
Hong Kong Exchanges & Clearing Ltd.                            7,500           116,905
Singapore Exchange Ltd.                                       20,000            98,039
                                                                           -----------
                                                                               456,855

FOREST PRODUCTS 1.52%
--------------------------------------------------------------------------------------
China Grand Forestry Green Resources Group Ltd.            3,314,000           175,324*

GOLD MINING 6.34%
--------------------------------------------------------------------------------------
AngloGold Ashanti Ltd.                                         6,978           256,100
Gold Fields Ltd., Sponsored ADR                               21,500           259,075^
KazakhGold Group Ltd., Sponsored GDR                          25,082           150,492*
Zhaojin Mining Industry Co., Ltd., H shares                   40,000            64,930
                                                                           -----------
                                                                               730,597

HEALTHCARE EQUIPMENT & SERVICES 2.10%
--------------------------------------------------------------------------------------
Opto Circuits India Ltd.                                      71,048           241,786

HOUSEHOLD PRODUCTS 0.63%
--------------------------------------------------------------------------------------
PT Unilever Indonesia Tbk                                     80,000            72,496

INSURANCE 1.58%
--------------------------------------------------------------------------------------
China Life Insurance Co., Ltd., H shares                      49,000           181,460

See notes to portfolios of investments and notes to financial statements.

124


GLOBAL EMERGING MARKETS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2009

COMMON STOCKS                                                 SHARES             VALUE
INTERNET 3.48%
--------------------------------------------------------------------------------------
Baidu, Inc., Sponsored ADR                                       400       $   120,436*
NetEase.com, Sponsored ADR                                     5,000           175,900*
Shanda Interactive Entertainment Ltd., Sponsored ADR           2,000           104,580*
                                                                           -----------
                                                                               400,916

MEDICAL PRODUCTS 0.52%
--------------------------------------------------------------------------------------
China Medical Technologies, Inc., Sponsored ADR                3,000            59,730

METAL & MINERAL MINING 2.57%
--------------------------------------------------------------------------------------
Eastern Platinum Ltd.                                        295,021           131,904*
Jiangxi Copper Co. Ltd., H shares                            100,000           164,131
                                                                           -----------
                                                                               296,035

METAL PROCESSING 0.62%
--------------------------------------------------------------------------------------
Catcher Technology Co., Ltd.                                  30,000            71,394

OIL & GAS - INTEGRATED 10.63%
--------------------------------------------------------------------------------------
Lukoil OAO, ADR                                                3,000           133,110
PetroChina Co., Ltd., H shares                               166,000           184,209
Petroleo Brasileiro S.A., Sponsored ADR                       10,000           409,800^
Sasol Ltd.                                                     9,528           333,576
Tatneft, Sponsored ADR                                         6,666           163,317
                                                                           -----------
                                                                             1,224,012

OIL & GAS EXPLORATION & PRODUCTION 0.94%
--------------------------------------------------------------------------------------
KazMunaiGas Exploration Production, Sponsored GDR              5,682           107,958

PUBLIC THOROUGHFARES 0.49%
--------------------------------------------------------------------------------------
Anhui Expressway Co., Ltd., H shares                         100,000            56,646

REAL ESTATE MANAGEMENT & DEVELOPMENT 1.09%
--------------------------------------------------------------------------------------
RGI International Ltd.                                        48,574            38,131*
Sun Hung Kai Properties Ltd.                                   7,000            87,704
                                                                           -----------
                                                                               125,835

RETAIL 1.08%
--------------------------------------------------------------------------------------
Wal-Mart de Mexico SAB de CV, Series V                        41,900           123,958

See notes to portfolios of investments and notes to financial statements.

                                                                  126


GLOBAL EMERGING MARKETS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2009

COMMON STOCKS                                                 SHARES             VALUE
SEMICONDUCTORS 2.99%
--------------------------------------------------------------------------------------
Samsung Electronics Co., Ltd.                                    658       $   305,566
Taiwan Semiconductor Manufacturing Co., Ltd.                  23,115            38,478
                                                                           -----------
                                                                               344,044

STEEL - PRODUCERS 4.01%
--------------------------------------------------------------------------------------
Gerdau S.A., Sponsored ADR                                    15,000           157,050
Mechel, Sponsored ADR                                          7,000            58,450^
Novolipetsk Steel, Sponsored GDR                              12,000           246,000
                                                                           -----------
                                                                               461,500

TELECOMMUNICATIONS 0.52%
--------------------------------------------------------------------------------------
PT Telekomunikasi Indonesia Tbk, Sponsored ADR                 2,000            59,960

WATER TREATMENT SYSTEMS 0.55%
--------------------------------------------------------------------------------------
Duoyuan Global Water, Inc., Sponsored ADR                      2,600            63,128*

WIRELESS TELECOMMUNICATION SERVICES 3.67%
--------------------------------------------------------------------------------------
Mobile TeleSystems, Sponsored ADR                              4,000           147,720
MTN Group Ltd.                                                17,954           275,451
                                                                           -----------
                                                                               423,171

--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                          9,272,890
--------------------------------------------------------------------------------------
  (cost $10,777,146)

PREFERRED STOCK 2.39%
DIVERSIFIED BANKS 2.39%
--------------------------------------------------------------------------------------
Itau Unibanco Banco Multiplo S.A., Preferred Stock            17,307           274,897
  (cost $391,895)

EXCHANGE-TRADED FUNDS (ETF) 0.83%
Claymore/AlphaShares China Real Estate ETF                     1,600            27,392
iShares Asia Trust - iShares FTSE/Xinhua A50 China
  Tracker                                                     25,000            44,775
ProShares UltraShort FTSE/Xinhua China 25                      1,900            23,104*

--------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                     95,271
--------------------------------------------------------------------------------------
  (cost $93,908)

See notes to portfolios of investments and notes to financial statements.

126


GLOBAL EMERGING MARKETS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                    June 30, 2009

EQUITY-LINKED SECURITY 1.03%                                  SHARES             VALUE
CONSTRUCTION & ENGINEERING 1.03%
--------------------------------------------------------------------------------------
Arabtec Holding Co.                                          163,654       $   118,485*@
  (cost $379,638)

WARRANTS 0.00%
DIVERSIFIED METALS & MINING 0.00%
--------------------------------------------------------------------------------------
Orsu Metals Corp., Warrants (March 2011)                      25,813               111*
  (cost $0)

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 84.77%                                                     9,761,654
--------------------------------------------------------------------------------------
  (cost $11,642,587)
Other assets and liabilities, net 15.23%                                     1,754,406
                                                                           -----------

NET ASSETS 100%                                                            $11,516,060
                                                                           -----------

                                                         SHARES SUBJECT
CALL OPTIONS WRITTEN                                         TO CALL             VALUE
--------------------------------------------------------------------------------------
Gold Fields Ltd., Strike Price 11, Expiration July 2009       21,000       $    25,725
Mechel, Strike Price 7.50, Expiration July 2009                3,500             4,025
Petroleo Brasileiro S.A., Strike Price 37.50, Expiration
  July 2009                                                   10,000            36,000

--------------------------------------------------------------------------------------
TOTAL CALL OPTIONS WRITTEN                                                 $    65,750
--------------------------------------------------------------------------------------
  (premiums received $47,407) (Note 2A)

See notes to portfolios of investments and notes to financial statements.

                                                                  127


CHINA REGION FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                      June 30, 2009

COMMON STOCKS 91.24%                                            SHARES             VALUE
AUTO MANUFACTURERS 4.35%
----------------------------------------------------------------------------------------
Denway Motors Ltd.                                           1,200,000       $   478,458
Dongfeng Motor Group Co., Ltd., H shares                       900,000           764,139
PT Astra International Tbk                                     400,000           932,648
                                                                             -----------
                                                                               2,175,245

BUILDING PRODUCTS 1.25%
----------------------------------------------------------------------------------------
Anhui Conch Cement Co., Ltd., H shares                         100,000           625,169

CELLULAR TELECOMMUNICATIONS 1.54%
----------------------------------------------------------------------------------------
China Mobile Ltd., Sponsored ADR                                 7,500           375,600
China Unicom (Hong Kong) Ltd.                                  300,000           396,392
                                                                             -----------
                                                                                 771,992

CHEMICALS 0.97%
----------------------------------------------------------------------------------------
Huabao International Holdings Ltd.                             500,000           483,877

CHEMICALS - AGRICULTURAL 1.18%
----------------------------------------------------------------------------------------
AgFeed Industries, Inc.                                        100,000           593,000*
Danhua Chemical Technology Co., Ltd., B shares                       1                 1*
                                                                             -----------
                                                                                 593,001

COAL 2.92%
----------------------------------------------------------------------------------------
China Shenhua Energy Co., Ltd., H shares                       400,000         1,463,245

COMMERCIAL BANKS - NON US 12.96%
----------------------------------------------------------------------------------------
Bank of China Ltd., H shares                                 1,500,000           714,203
China Construction Bank Corp., H shares                      1,800,000         1,393,566
China Merchants Bank Co., Ltd., H shares                       800,000         1,825,056
Industrial and Commercial Bank of China Ltd., H shares       2,000,000         1,396,147
Standard Chartered plc                                          60,000         1,161,305
                                                                             -----------
                                                                               6,490,277

CONSTRUCTION 0.92%
----------------------------------------------------------------------------------------
China Railway Construction Corp., Ltd., H shares               300,000           461,425

DIVERSIFIED MINERALS 0.05%
----------------------------------------------------------------------------------------
Erdene Resource Development Corp.                              100,000            24,075*

DIVERSIFIED OPERATIONS 1.10%
----------------------------------------------------------------------------------------
Melco International Development Ltd.                         1,000,000           550,975*

See notes to portfolios of investments and notes to financial statements.

128


CHINA REGION FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                      June 30, 2009

COMMON STOCKS                                                   SHARES             VALUE
E-COMMERCE 0.92%
----------------------------------------------------------------------------------------
Ctrip.com International Ltd., Sponsored ADR                     10,000       $   463,000

EDUCATION 0.44%
----------------------------------------------------------------------------------------
CIBT Education Group, Inc.                                     453,632           222,321*

ELECTRIC GENERATION 2.44%
----------------------------------------------------------------------------------------
Datang International Power Generation Co., Ltd.,
  H shares                                                   2,000,000         1,220,661

ELECTRONICS & COMPONENTS 6.97%
----------------------------------------------------------------------------------------
BYD Electronic International Co., Ltd.                         531,000           328,882*
China High Speed Transmission Equipment Group Co., Ltd.        500,000           992,271
MediaTek, Inc.                                                  40,000           477,176
Samsung Techwin Co., Ltd.                                       15,000           847,192
Yageo Corp., Sponsored GDR                                           1                 0@
Zhuzhou CSR Times Electric Co., Ltd., H shares                 600,000           845,430
                                                                             -----------
                                                                               3,490,951

ENTERTAINMENT SOFTWARE 0.77%
----------------------------------------------------------------------------------------
Changyou.com Ltd., Sponsored ADR                                10,000           384,700*

FINANCIAL SERVICES 5.61%
----------------------------------------------------------------------------------------
China Everbright Ltd.                                          200,000           493,426
Hong Kong Exchanges & Clearing Ltd.                            100,000         1,558,730
Shenyin Wanguo HK Ltd.                                         600,000           317,423
Singapore Exchange Ltd.                                         90,000           441,176
                                                                             -----------
                                                                               2,810,755

FOOD & BEVERAGES 2.64%
----------------------------------------------------------------------------------------
Tingyi (Cayman Islands) Holding Corp.                          300,000           495,490
Uni-President China Holdings Ltd.                            1,500,000           828,398
                                                                             -----------
                                                                               1,323,888

GOLD MINING 4.56%
----------------------------------------------------------------------------------------
Euromax Resources Ltd.                                         473,235            67,137*
Kingsgate Consolidated Ltd.                                      2,599            14,032*
Lihir Gold Ltd., Sponsored ADR                                  16,000           371,520*
Olympus Pacific Minerals, Inc.                                 340,500            86,366*
Sino Gold Mining Ltd.                                           67,721           282,670*
Zhaojin Mining Industry Co., Ltd., H shares                    400,000           649,299
Zijin Mining Group Co., Ltd., H shares                         900,000           815,236
                                                                             -----------
                                                                               2,286,260

See notes to portfolios of investments and notes to financial statements.

                                                                  129


CHINA REGION FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                      June 30, 2009

COMMON STOCKS                                                   SHARES             VALUE
HOUSEHOLD PRODUCTS 0.54%
----------------------------------------------------------------------------------------
PT Unilever Indonesia Tbk                                      300,000       $   271,859

INTERNET 5.03%
----------------------------------------------------------------------------------------
Asia Broadband, Inc.                                           500,000                 0*@
Baidu, Inc., Sponsored ADR                                       1,500           451,635*
Perfect World Co. Ltd., Sponsored ADR                           10,000           286,000*
Shanda Interactive Entertainment Ltd., Sponsored ADR             7,500           392,175*
Tencent Holdings Ltd.                                          120,000         1,395,115
                                                                             -----------
                                                                               2,524,925

MACHINERY 1.83%
----------------------------------------------------------------------------------------
HNK Machine Tool Co., Ltd.                                      10,000           431,440*
Lonking Holdings Ltd.                                        1,000,000           485,167
                                                                             -----------
                                                                                 916,607

METAL - COPPER 1.41%
----------------------------------------------------------------------------------------
Continental Minerals Corp.                                      56,920            52,366*
Jiangxi Copper Co. Ltd., H shares                              400,000           656,525
                                                                             -----------
                                                                                 708,891

NON-FERROUS METALS 0.05%
----------------------------------------------------------------------------------------
Sterling Group Ventures, Inc.                                  500,000            25,000*

OIL & GAS - INTEGRATED 1.33%
----------------------------------------------------------------------------------------
PetroChina Co., Ltd., H shares                                 600,000           665,815

OIL & GAS EXPLORATION & PRODUCTION 5.25%
----------------------------------------------------------------------------------------
CNOOC Ltd.                                                     800,000           992,013
CNPC Hong Kong Ltd.                                          1,500,000         1,246,468
Green Dragon Gas Ltd.                                           62,949           390,284*
                                                                             -----------
                                                                               2,628,765

POWER SUPPLY 2.45%
----------------------------------------------------------------------------------------
Harbin Power Equipment Co., Ltd., H shares                     300,000           282,584
Yingli Green Energy Holding Co., Ltd., Sponsored ADR            70,000           948,500*
                                                                             -----------
                                                                               1,231,084

PRECIOUS METALS 0.05%
----------------------------------------------------------------------------------------
TVI Pacific, Inc.                                            1,000,000            25,794*

See notes to portfolios of investments and notes to financial statements.

130


CHINA REGION FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                      June 30, 2009

COMMON STOCKS                                                   SHARES             VALUE
PUBLISHING 0.05%
----------------------------------------------------------------------------------------
Lingo Media Corp.                                               22,642       $    23,361*

REAL ESTATE COMPANIES 7.84%
----------------------------------------------------------------------------------------
Agile Property Holdings Ltd.                                 1,000,000         1,445,180
China Overseas Land & Investment Ltd.                          400,000           922,851
China Resources Land Ltd.                                      300,000           666,589
Guangzhou R&F Properties Co., Ltd., H shares                   400,000           899,108
                                                                             -----------
                                                                               3,933,728

RETAIL 5.43%
----------------------------------------------------------------------------------------
Belle International Holdings Ltd.                            1,200,000         1,042,078
China Dongxiang Group Co.                                    2,500,000         1,677,441
China First Pencil Co., Ltd., B shares                               1                 1*
                                                                             -----------
                                                                               2,719,520

SILVER MINING 0.63%
----------------------------------------------------------------------------------------
Silvercorp Metals, Inc.                                         90,000           314,174

STEEL 2.92%
----------------------------------------------------------------------------------------
Maanshan Iron and Steel Co., Ltd., H shares                  2,000,000         1,256,790*
POSCO, Sponsored ADR                                             2,500           206,675
                                                                             -----------
                                                                               1,463,465

TELECOMMUNICATIONS 4.33%
----------------------------------------------------------------------------------------
Foxconn International Holdings Ltd.                          1,800,000         1,177,564*
PT Telekomunikasi Indonesia Tbk, Sponsored ADR                  15,000           449,700
ZTE Corp., H shares                                            156,000           541,478
                                                                             -----------
                                                                               2,168,742

WATER TREATMENT SYSTEMS 0.51%
----------------------------------------------------------------------------------------
Duoyuan Global Water, Inc., Sponsored ADR                       10,600           257,368*

----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                           45,720,915
----------------------------------------------------------------------------------------
  (cost $38,486,973)

See notes to portfolios of investments and notes to financial statements.

                                                                  131


CHINA REGION FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                                      June 30, 2009

EXCHANGE-TRADED FUNDS (ETF) 1.04%                               SHARES             VALUE
Claymore/AlphaShares China Real Estate ETF                       6,300           107,856
iShares Asia Trust - iShares FTSE/Xinhua A50 China
  Tracker                                                      100,000           179,099
ProShares UltraShort FTSE/Xinhua China 25                        7,500            91,200*
SPDR Gold Trust                                                  1,500           138,750*

----------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                      516,905
----------------------------------------------------------------------------------------
  (cost $468,259)

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS 92.28%                                                      46,237,820
----------------------------------------------------------------------------------------
  (cost $38,955,232)
Other assets and liabilities, net 7.72%                                        3,868,473
                                                                             -----------

NET ASSETS 100%                                                              $50,106,293
                                                                             -----------

See notes to portfolios of investments and notes to financial statements.

 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)        June 30, 2009

LEGEND

*    Non-income producing security            GO   General Obligation Bond
+    Affiliated company (see following)       RS   Restricted Security (see following)
ADR  American Depositary Receipt              ZCB  Zero Coupon Bond
GDR  Global Depositary Receipt                ^    Security or portion of security
                                                   segregated as collateral for written
                                                   options
@    Security was fair valued at June 30, 2009, by the Adviser in accordance with valuation procedures approved by the Board of Trustees. Fair valued securities, which were primarily composed of restricted securities, as a percentage of net assets at June 30, 2009, were 0.67% of Holmes Growth, 3.04% of Global Resources,
     2.09% of World Precious Minerals, 0.48% of Gold and Precious Metals, 2.22% of
     Eastern European, and 1.03% of Global Emerging Markets. See also Note 1B in the
     Notes to Financial Statements and the Fair Valuation of Securities section of these
     Notes to Portfolios of Investments for further discussion of fair valued securities. See further information and detail on restricted securities in the
     Restricted Securities section of these Notes to Portfolios of Investments.

GENERAL

The yields reflect the effective yield from the date of purchase.

Variable Rate Notes have periodic reset features, which effectively shorten the maturity dates and reset the interest rates as tied to various interest-bearing instruments. Rates shown are current rates at June 30, 2009.

Securities with a 144A designation are exempt from registration under Rule 144A of the Securities Act of 1933.

JOINT TRI-PARTY REPURCHASE AGREEMENTS

The terms of the joint tri-party repurchase agreements and the securities held as collateral at June 30, 2009, were:

Credit Suisse First Boston repurchase agreement, 06/30/09, 0.02%, due 07/01/09:
    Total principal amount: $102,617,937; Total repurchase price: $106,617,994
    Collateral:
    $104,575,000 U.S. Treasury Note, 0.875%, 03/31/11
      (total collateral market value, including accrued interest, of
        $104,671,788)

Merrill Lynch repurchase agreement, 06/30/09, 0.01%, due 07/01/09:
    Total principal amount: $25,000,000; Total repurchase price: $25,000,007
    Collateral:
    $25,388,200 U.S. Treasury Note, 0.875%, 01/31/11
      (total collateral market value, including accrued interest, of
        $25,500,053)

Each participating fund owns an undivided interest in the joint tri-party repurchase agreement account.

 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)        June 30, 2009

FAIR VALUATION OF SECURITIES

For the Funds' policies regarding the valuation of investments and other significant accounting policies, please refer to the Notes to Financial Statements.

The Funds adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), effective July 1, 2008. SFAS 157 governs the application of generally accepted accounting principles that require fair value measurements of a Fund's assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

In April 2009, the Financial Accounting Standards Board (FASB) issued FASB Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4). FSP 157-4 amended SFAS 157 to provide additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 emphasizes that even if there has been a significant decrease in the volume and level of activity for the asset or liability and regardless of the valuation technique(s) used, the objective of a fair value measurement remains the same. The Funds adopted FSP 157-4 for these financial statements.

The three levels defined by the SFAS 157 hierarchy are as follows:

Level 1 - quoted prices in active markets for identical securities.

Level 2 - significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest input level that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)        June 30, 2009

The following table summarizes the valuation of each fund's securities as of June 30, 2009, using the fair value hierarchy:

                                                     QUOTED PRICES
                                                       IN ACTIVE     SIGNIFICANT
                                                      MARKETS FOR       OTHER       SIGNIFICANT
                                                       IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                                      INVESTMENTS       INPUTS         INPUTS
                                         TOTAL         (LEVEL 1)      (LEVEL 2)      (LEVEL 3)

U.S. TREASURY SECURITIES CASH FUND
  Investments, at value
    U.S. Government Obligations       $ 59,981,846   $         --    $ 59,981,846   $        --
    Repurchase Agreements               50,090,663     50,090,663              --            --
                                      ------------   ------------    ------------   -----------
  Total                               $110,072,509   $ 50,090,663    $ 59,981,846   $        --
                                      ============   ============    ============   ===========

U.S. GOVERNMENT SECURITIES SAVINGS FUND
  Investments, at value
    U.S. Government and Agency
     Obligations                      $292,448,338   $         --    $292,448,338   $        --

NEAR-TERM TAX FREE FUND
  Investments, at value
    Municipal Bonds                   $ 16,150,094   $         --    $ 16,150,094   $        --

TAX FREE FUND
  Investments, at value
    Municipal Bonds                   $ 18,110,264   $         --    $ 18,110,264   $        --

ALL AMERICAN EQUITY FUND
  Investments, at value
    Common Stocks                     $ 12,280,219   $ 12,280,219    $         --   $        --
    Exchange-Traded Funds                  198,900        198,900              --            --
    Purchased Options                       54,950         54,950              --            --
    Master Limited Partnerships            158,100        158,100              --            --
                                      ------------   ------------    ------------   -----------
  Total                               $ 12,692,169   $ 12,692,169    $         --   $        --
                                      ============   ============    ============   ===========
  Other Financial Instruments*
    Written Options                   $    (21,966)  $    (21,966)   $         --   $        --

HOLMES GROWTH FUND
  Investments, at value
    Common Stocks                     $ 29,424,810   $ 29,424,810    $         --   $        --
    Exchange-Traded Funds                1,004,490      1,004,490              --            --
    Warrants                               109,509        109,509              --            --
    Units                                  238,554             --         238,554            --
                                      ------------   ------------    ------------   -----------
  Total                               $ 30,777,363   $ 30,538,809    $    238,554   $        --
                                      ============   ============    ============   ===========
  Other Financial Instruments*
    Written Options                   $    (53,545)  $    (53,545)   $         --   $        --

 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)        June 30, 2009

                                                     QUOTED PRICES
                                                       IN ACTIVE     SIGNIFICANT
                                                      MARKETS FOR       OTHER       SIGNIFICANT
                                                       IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                                      INVESTMENTS       INPUTS         INPUTS
                                         TOTAL         (LEVEL 1)      (LEVEL 2)      (LEVEL 3)

GLOBAL MEGATRENDS FUND
  Investments, at value
    Common Stocks                     $ 23,133,165   $ 23,133,165    $         --   $        --
    Warrants                                39,310         39,310              --            --
    Master Limited Partnerships            405,225        405,225              --            --
                                      ------------   ------------    ------------   -----------
  Total                               $ 23,577,700   $ 23,577,700    $         --   $        --
                                      ============   ============    ============   ===========
  Other Financial Instruments*
    Written Options                   $     11,384   $     11,384    $         --   $        --

GLOBAL RESOURCES FUND
  Investments, at value
    Common Stocks                     $467,975,658   $454,955,787    $  2,193,564   $10,826,307
    Warrants                            26,093,237     22,373,237       3,720,000            --
    Purchased Options                    5,458,628      5,458,628              --            --
    Master Limited Partnerships         11,147,250     11,147,250              --            --
    Convertible Debenture                3,182,322             --       3,182,322            --
    Notes                                6,841,369             --       6,841,369            --
    Units                                  554,638             --         554,638            --
    Repurchase Agreements               35,000,000     35,000,000              --            --
                                      ------------   ------------    ------------   -----------
  Total                               $556,253,102   $528,934,902    $ 16,491,893   $10,826,307
                                      ============   ============    ============   ===========
  Other Financial Instruments*
    Written Options                   $    417,554   $    417,554    $         --   $        --
    Foreign Currency Contracts              86,359         86,359              --            --

WORLD PRECIOUS MINERALS FUND
  Investments, at value
    Common Stocks                     $333,770,410   $329,463,571    $  1,613,622   $ 2,693,217
    Exchange-Traded Funds                6,736,650      6,736,650              --            --
    Closed-End Funds                       916,835        916,835              --            --
    Warrants                            67,561,137     64,837,439       2,723,698            --
    Purchased Options                    2,488,160      2,488,160              --            --
    Exchange Traded Note                   171,480        171,480              --            --
    Notes                                4,747,931             --       2,801,277     1,946,654
    Units                                1,013,854             --       1,013,854            --
                                      ------------   ------------    ------------   -----------
  Total                               $417,406,457   $404,614,135    $  8,152,451   $ 4,639,871
                                      ============   ============    ============   ===========
  Other Financial Instruments*
    Written Options                   $  1,077,273   $  1,077,273    $         --   $        --
    Foreign Currency Contracts              20,770         20,770              --            --

 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)        June 30, 2009

                                                     QUOTED PRICES
                                                       IN ACTIVE     SIGNIFICANT
                                                      MARKETS FOR       OTHER       SIGNIFICANT
                                                       IDENTICAL      OBSERVABLE    UNOBSERVABLE
                                                      INVESTMENTS       INPUTS         INPUTS
                                         TOTAL         (LEVEL 1)      (LEVEL 2)      (LEVEL 3)

GOLD AND PRECIOUS METALS FUND
  Investments, at value
    Common Stocks                     $128,614,781   $128,614,781    $         --   $        --
    Exchange-Traded Funds                8,290,550      8,290,550              --            --
    Closed-End Funds                     2,560,815      2,560,815              --            --
    Warrants                            23,116,349     23,085,794          30,555            --
    Purchased Options                      845,740        845,740              --            --
    Exchange-Traded Note                   171,480        171,480              --            --
    Notes                                1,006,323             --         465,586       540,737
    Units                                  435,361             --         435,361            --
    Repurchase Agreements               42,527,273     42,527,273              --            --
                                      ------------   ------------    ------------   -----------
    Total                             $207,568,672   $206,096,433    $    931,502   $   540,737
                                      ============   ============    ============   ===========
  Other Financial Instruments*
    Written Options                   $    422,624   $    422,624    $         --   $        --
    Foreign Currency Contracts              17,479         17,479              --            --

EASTERN EUROPEAN FUND
  Investments, at value
    Common Stocks                     $303,749,410   $300,823,458    $  2,925,952   $        --
    Preferred Stocks                     5,073,235             --       5,073,235            --
    Warrants                               257,942        257,942              --            --
    Purchased Options                       17,500         17,500              --            --
                                      ------------   ------------    ------------   -----------
  Total                               $309,098,087   $301,098,900    $  7,999,187   $        --
                                      ============   ============    ============   ===========
Other Financial Instruments*
  Written Options                     $   (412,341)  $   (412,341)   $         --   $        --

GLOBAL EMERGING MARKETS FUND
  Investments, at value
    Common Stocks                     $  9,272,890   $  9,272,890    $         --   $        --
    Preferred Stocks                       274,897        274,897              --            --
    Exchange-Traded Funds                   95,271         95,271              --            --
    Equity Linked Security                 118,485             --         118,485            --
    Warrants                                   111            111              --            --
                                      ------------   ------------    ------------   -----------
  Total                               $  9,761,654   $  9,643,169    $    118,485   $        --
                                      ============   ============    ============   ===========
  Other Financial Instruments*
    Written Options                   $    (18,343)  $    (18,343)             --            --

CHINA REGION FUND
  Investments, at value
    Common Stocks                     $ 45,720,915   $ 45,720,915    $         --   $        --
    Exchange-Traded Funds                  516,905        516,905              --            --
                                      ------------   ------------    ------------   -----------
  Total                               $ 46,237,820   $ 46,237,820    $         --   $        --
                                      ============   ============    ============   ===========

* Other financial instruments include currency contracts and written options. Currency contracts and written options are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date.

 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)        June 30, 2009

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the period January 1, 2009, through June 30, 2009:

                                                        COMMON        PREFERRED
                                          TOTAL          STOCK          STOCK         NOTES
GLOBAL RESOURCES FUND
Balance as of December 31, 2008        $ 7,511,608    $6,499,208     $1,012,400     $       --
  Total realized gain (loss)                    --            --             --             --
  Change in unrealized depreciation     (1,048,199)      (35,799)    (1,012,400)            --
  Net purchases                          4,362,898     4,362,898             --             --
  Transfers in and/or out of Level 3            --            --             --             --
                                       -----------    -----------    -----------    ----------
Balance as of June 30, 2009            $10,826,307    $10,826,307    $       --     $       --
                                       ===========    ===========    ===========    ==========

WORLD PRECIOUS MINERALS FUND
Balance as of December 31, 2008        $ 3,837,417    $1,766,411     $       --     $2,071,006
  Total realized loss                      (19,757)           --             --        (19,757)
  Change in unrealized depreciation         53,212        61,227             --         (8,015)
  Net purchases (sales)                    766,903       863,483             --        (96,580)
  Transfers in and/or out of Level 3         2,096         2,096             --             --
                                       -----------    -----------    -----------    ----------
Balance as of June 30, 2009            $ 4,639,871    $2,693,217     $       --     $1,946,654
                                       ===========    ===========    ===========    ==========

GOLD AND PRECIOUS METALS FUND
Balance as of December 31, 2008        $   575,279    $       --     $       --     $  575,279
  Total realized loss                       (5,488)           --             --         (5,488)
  Change in unrealized depreciation         (2,226)           --             --         (2,226)
  Net sales                                (26,828)           --             --        (26,828)
  Transfers in and/or out of Level 3            --            --             --             --
                                       -----------    -----------    -----------    ----------
Balance as of June 30, 2009            $   540,737    $       --     $       --     $  540,737
                                       ===========    ===========    ===========    ==========

CHINA REGION FUND
Balance as of December 31, 2008        $         1    $        1     $       --     $       --
  Total realized gain (loss)                    --            --             --             --
  Change in unrealized depreciation             (1)           (1)            --             --
  Net purchases (sales)                         --            --             --             --
  Transfers in and/or out of Level 3            --            --             --             --
                                       -----------    -----------    -----------    ----------
Balance as of June 30, 2009            $        --    $       --     $       --     $       --
                                       ===========    ===========    ===========    ==========

 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)        June 30, 2009

AFFILIATED COMPANIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS "+"

The Investment Company Act of 1940 defines affiliates as companies in which the Fund owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the period ended June 30, 2009.

                                                   SHARES OF AFFILIATED COMPANIES
GLOBAL RESOURCES FUND               DECEMBER 31, 2008   ADDITIONS    REDUCTIONS    JUNE 30, 2009
------------------------------------------------------------------------------------------------
Agriterra Ltd. (formerly White Nile
  Ltd.)                                13,247,308       27,880,000           --     41,127,308
Bioenergy Africa Ltd.                   8,750,000               --           --      8,750,000(a)
Bounty Mining Ltd.                     22,000,000               --           --     22,000,000
Cano Petroleum, Inc.                    2,725,000               --     (725,000)     2,000,000(a)
Ivory Energy, Inc.                      4,138,166               --   (4,138,166)            --(a)
Natasa Mining Ltd.                      1,099,160               --           --      1,099,160
North Peace Energy Corp.                3,233,400               --           --      3,233,400(a)
Red Dragon Resources Corp.              3,720,000               --   (3,720,000)            --(a)
Revett Minerals, Inc.                   5,048,000               --           --      5,048,000(a)

At June 30, 2009, the value of investments in affiliated companies was $4,343,760, representing 0.76% of net assets, and the total cost was $13,025,005. Net realized losses on transactions were $8,698,515 and there was no income earned for the period.

                                                   SHARES OF AFFILIATED COMPANIES
WORLD PRECIOUS MINERALS FUND        DECEMBER 31, 2008   ADDITIONS    REDUCTIONS    JUNE 30, 2009
------------------------------------------------------------------------------------------------
Agriterra Ltd. (formerly White Nile
  Ltd.)                                        --       26,550,000           --     26,550,000
Atikwa Minerals Corp.                   3,062,333               --           --      3,062,333(a)
Avion Gold Corp. (formerly Avion
  Resources Corp.)                      3,900,000               --           --      3,900,000(a)
Bioenergy Africa Ltd.                   5,750,000           25,000           --      5,775,000(a)
Carnavale Resources Ltd.                3,348,857          151,143           --      3,500,000
Chesapeake Gold Corp.                   1,974,219           42,500           --      2,016,719
Hainan Mining Corp. plc                 2,018,700               --           --      2,018,700
Klondex Mines Ltd.                             --        2,000,000           --      2,000,000
Medoro Resources Ltd.                   3,732,942        6,270,900           --     10,003,842
Moss Lake Gold Mines Ltd.               3,162,000               --           --      3,162,000
Romarco Minerals, Inc.                 22,301,706           29,300   (1,218,800)    21,112,206
Terrane Metals Corp.                    9,010,400           49,600     (409,000)     8,651,000
VG Gold Corp.                           5,936,510           29,991      (10,000)     5,956,501

At June 30, 2009, the value of investments in affiliated companies was $32,003,855, representing 6.69% of net assets, and the total cost was $28,208,165. Net realized losses on transactions were $178,704, and there was no income earned for the period.

(a) At June 30, 2009, the company is no longer defined as an affiliate, although it was an affiliated company during the period.

 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)        June 30, 2009

RESTRICTED SECURITIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS
"RS"

The following securities are subject to contractual and regulatory restrictions on resale or transfer. These investments may involve a high degree of business and financial risk. Because of the thinly traded markets for these investments, a Fund may be unable to liquidate its securities in a timely manner, especially if there is negative news regarding the specific securities or the markets overall. These securities could decline significantly in value before the Fund could liquidate these securities. The issuer bears the cost of registration, if any, involved in the disposition of these securities.

                                                            ACQUISITION        COST PER
GLOBAL RESOURCES FUND                                          DATE           SHARE/UNIT
----------------------------------------------------------------------------------------
    Africa Oil Corp.                                              04/03/09        $0.77
    Africa Oil Corp., Warrants (April 2012)                       04/03/09        $0.00
    Alange Energy Corp.                                           06/24/09        $0.31
    Govi Uranium, Inc.                                            10/04/07        $1.96
    GoviEx IP Holdings, Inc.                                      10/04/07        $0.04
    Ivanhoe Nickel and Platinum Ltd.                              07/09/03        $5.00
    Legacy Energy LLC, 144A                                       02/27/06        $1.90
    Osmium Holdings S.A.                                 10/22/96-01/29/98      $987.07
    Trident Resources Corp., Series B, Preferred
      Stock                                                       06/08/06       $62.50
    Trident Resources Corp., Warrants (March 2013)                06/08/06        $0.00
    Value Creation, Inc.                                          08/11/06       $10.60

As of June 30, 2009, the total cost of restricted securities was $21,190,522 and the total value was $13,019,871, representing 2.29% of net assets.

                                                            ACQUISITION        COST PER
WORLD PRECIOUS MINERALS FUND                                   DATE           SHARE/UNIT
----------------------------------------------------------------------------------------
    GBS Gold International, Inc., 12% Note, maturity
      5/27/11                                                     05/12/08      $995.72
    Golden Arrow Resources Corp.                                  04/06/09        $0.20
    Golden Arrow Resources Corp., Warrants (October
      2010)                                                       04/06/09        $0.00
    Hainan Mining Corp.                                  08/31/06-05/16/07        $0.85
    Hainan Mining Corp. plc, Warrants (May 2011)                  05/16/07        $0.00
    Hainan Mining Corp. plc, Warrants (August 2011)               08/31/06        $0.00
    Ivanhoe Nickel and Platinum Ltd.                              07/09/03        $5.00
    Malbex Resources, Inc.                                        06/29/09        $0.43
    Medoro Resources Ltd.                                         06/19/09        $0.12
    Osmium Holdings S.A.                                 10/22/96-01/29/98    $1,280.75
    Platte River Gold U.S., Inc.                         03/01/04-01/25/08        $1.70
    Platte River Gold U.S., Inc., Warrants (February
      2010)                                                       01/25/08        $0.00
    Q2 Gold Resources, Inc.                                       06/18/07        $0.00
    West Timmins Mining, Inc.                                     06/01/09        $0.69
    West Timmins Mining, Inc., Warrants (December
      2010)                                                       06/01/09        $0.00
    Western Exploration & Development Ltd., 144A,
      Special Warrants                                            08/14/97        $0.50

 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)        June 30, 2009

As of June 30, 2009, the total cost of restricted securities was $11,082,626 and the total value was $6,293,834, representing 1.31% of net assets.

                                                            ACQUISITION       COST PER
GOLD AND PRECIOUS METALS FUND                                  DATE           SHARE/UNIT
----------------------------------------------------------------------------------------
    GBS Gold International, Inc., 12% Note, maturity
      5/27/11                                                     05/12/08      $995.72

As of June 30, 2009, the total cost of restricted securities was $963,402, and the total value was $540,737, representing 0.26% of net assets.

  STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                                              U.S. TREASURY
                                                               SECURITIES
                                                                CASH FUND

Investments, at identified cost                               $110,072,509
                                                              ============
ASSETS
---------------------------------------------------------------------------
Investments, at value:
    Securities                                                $ 59,981,846
    Repurchase agreements                                       50,090,663
Cash                                                                    --
Receivables:
    Investments sold                                                    --
    Interest                                                            21
    Capital shares sold                                            865,308
    From adviser                                                        --
Other assets                                                        10,908
---------------------------------------------------------------------------
TOTAL ASSETS                                                   110,948,746
---------------------------------------------------------------------------

LIABILITIES
---------------------------------------------------------------------------
Payables:
    Capital shares redeemed                                        587,801
    Adviser and affiliates                                           1,039
    Dividends and distributions                                        403
    Accounts payable and accrued expenses                           75,178
---------------------------------------------------------------------------
TOTAL LIABILITIES                                                  664,421
---------------------------------------------------------------------------

NET ASSETS                                                    $110,284,325
                                                              ============

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------
Paid-in capital                                               $110,284,611
Accumulated undistributed net investment income
  (distributions in excess of net investment income)                    (1)
Accumulated net realized loss on investments                          (285)
Net unrealized appreciation of investments                              --
                                                              ------------
Net assets applicable to capital shares outstanding           $110,284,325
                                                              ============

    Capital shares outstanding, an unlimited number of no
      par shares authorized                                    110,360,408
                                                              ============

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
 PER SHARE                                                    $       1.00
                                                              ============

See accompanying notes to financial statements.

142



                                                                                                   June 30, 2009


                                                            U.S. GOVERNMENT
                                                              SECURITIES           NEAR-TERM          TAX FREE
                                                             SAVINGS FUND        TAX FREE FUND          FUND

Investments, at identified cost                              $292,448,338         $15,841,091        $18,091,173
                                                             ============         ===========        ===========
ASSETS
-----------------------------------------------------------------------------------------------------------------
Investments, at value:
    Securities                                               $292,448,338         $16,150,094        $18,110,264
    Repurchase agreements                                              --                  --                 --
Cash                                                              146,919           1,578,686            485,083
Receivables:
    Investments sold                                                   --             186,646             25,000
    Interest                                                      549,397             185,803            241,274
    Capital shares sold                                           494,044             253,354             32,366
    From adviser                                                       --               5,418                 --
Other assets                                                       24,210               1,488              2,197
-----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                  293,662,908          18,361,489         18,896,184
-----------------------------------------------------------------------------------------------------------------

LIABILITIES
-----------------------------------------------------------------------------------------------------------------
Payables:
    Capital shares redeemed                                     1,003,757                  72              1,395
    Adviser and affiliates                                         67,749                  --                 60
    Dividends and distributions                                       131               8,258             14,110
    Accounts payable and accrued expenses                         109,896              25,435             31,226
-----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                               1,181,533              33,765             46,791
-----------------------------------------------------------------------------------------------------------------

NET ASSETS                                                   $292,481,375         $18,327,724        $18,849,393
                                                             ============         ===========        ===========

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------
Paid-in capital                                              $292,021,464         $18,283,480        $19,317,205
Accumulated undistributed net investment income
  (distributions in excess of net investment income)              459,911              23,947             33,763
Accumulated net realized loss on investments                           --            (288,706)          (520,666)
Net unrealized appreciation of investments                             --             309,003             19,091
                                                             ------------         -----------        -----------
Net assets applicable to capital shares outstanding          $292,481,375         $18,327,724        $18,849,393
                                                             ============         ===========        ===========

    Capital shares outstanding, an unlimited number of no
      par shares authorized                                   292,650,442           8,394,091          1,584,062
                                                             ============         ===========        ===========

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
 PER SHARE                                                   $       1.00         $      2.18        $     11.90
                                                             ============         ===========        ===========


  STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                                  ALL AMERICAN      HOLMES GROWTH
                                                  EQUITY FUND           FUND
Investments, at identified cost                   $11,340,711        $27,718,552
                                                  -----------        -----------
ASSETS
---------------------------------------------------------------------------------
Investments, at value:
    Securities of unaffiliated issuers            $12,692,169        $30,777,363
    Securities of affiliated issuers                       --                 --
    Repurchase agreements                                  --                 --
Cash                                                2,643,037          5,734,451
Foreign currencies (Cost $0, $0, $0,
    $5,449,783 and $360,981)                               --                 --
Receivables:
    Investments sold                                       --                 --
    Dividends                                           8,520             23,864
    Interest                                               --                 --
    Capital shares sold                                 3,132              1,370
    Unrealized appreciation on foreign
      currency exchange contracts - Note 2 B               --                 --
Other assets                                            7,914              9,341
---------------------------------------------------------------------------------
TOTAL ASSETS                                       15,354,772         36,546,389
---------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------
Payables:
    Investments purchased                             376,453            599,188
    Capital shares redeemed                            59,081             30,748
    Adviser and affiliates                              7,265             35,580
    Accounts payable and accrued expenses              34,119             44,277
    Written options at value (Premiums
      $39,759, $124,380, $24,034, $1,965,054
      and $1,915,963)                                  61,725            177,925
    Unrealized depreciation on foreign
      currency exchange contracts - Note 2 B               --                 --
---------------------------------------------------------------------------------
TOTAL LIABILITIES                                     538,643            887,718
---------------------------------------------------------------------------------
NET ASSETS                                        $14,816,129        $35,658,671
                                                  ===========        ===========
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------
Paid-in capital                                   $21,054,218        $45,556,764
Accumulated undistributed net investment
    income (distributions in excess of net
    investment income)                                 (3,691)          (124,766)
Accumulated net realized loss on investments
    and foreign currencies                         (7,563,890)       (12,778,572)
Net unrealized appreciation (depreciation)
    of investments and other assets and
    liabilities denominated in foreign
    currencies                                      1,329,492          3,005,245
                                                  -----------        -----------
Net assets applicable to capital shares
    outstanding                                   $14,816,129        $35,658,671
                                                  ===========        ===========
    Capital shares outstanding, an unlimited
        number of no par shares authorized            878,612          2,567,662
                                                  ===========        ===========
NET ASSET VALUE, PUBLIC OFFERING PRICE,
 REDEMPTION PRICE, PER SHARE                      $     16.86        $     13.89
                                                  ===========        ===========
See accompanying notes to financial statements.

144



                                                                                             June 30, 2009


                                               GLOBAL MEGATRENDS      GLOBAL RESOURCES      WORLD PRECIOUS
                                                     FUND                   FUND            MINERALS FUND
Investments, at identified cost                   $23,647,750           $644,913,872         $538,405,456
                                                  -----------           ------------         ------------
ASSETS
----------------------------------------------------------------------------------------------------------
Investments, at value:
    Securities of unaffiliated issuers            $23,577,700           $516,909,342         $385,402,602
    Securities of affiliated issuers                       --              4,343,760           32,003,855
    Repurchase agreements                                  --             35,000,000                   --
Cash                                                5,412,189             15,930,832           62,559,234
Foreign currencies (Cost $0, $0, $0,
    $5,449,783 and $360,981)                               --              5,446,972              360,795
Receivables:
    Investments sold                                       --             14,933,561            4,931,576
    Dividends                                          99,622                352,115               60,361
    Interest                                               --                556,766              157,310
    Capital shares sold                               104,196              7,425,866              368,161
    Unrealized appreciation on foreign
      currency exchange contracts - Note 2 B               --                115,084               20,770
Other assets                                            8,698                 64,307               44,705
----------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                       29,202,405            601,078,605          485,909,369
----------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------
Payables:
    Investments purchased                             604,117             28,234,148            5,442,818
    Capital shares redeemed                             9,436                937,440              247,181
    Adviser and affiliates                             27,956                678,025              558,151
    Accounts payable and accrued expenses              39,041                231,820              165,147
    Written options at value (Premiums
      $39,759, $124,380, $24,034, $1,965,054
      and $1,915,963)                                  12,650              1,547,500              838,690
    Unrealized depreciation on foreign
      currency exchange contracts - Note 2 B               --                 28,725                   --
----------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                     693,200             31,657,658            7,251,987
----------------------------------------------------------------------------------------------------------
NET ASSETS                                        $28,509,205           $569,420,947         $478,657,382
                                                  ===========           ============         ============
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------
Paid-in capital                                   $45,181,327          1$,205,546,908        $739,442,297
Accumulated undistributed net investment
    income (distributions in excess of net
    investment income)                                213,170             (8,156,734)         (27,526,822)
Accumulated net realized loss on investments
    and foreign currencies                        (16,826,717)          (539,782,677)        (113,324,026)
Net unrealized appreciation (depreciation)
    of investments and other assets and
    liabilities denominated in foreign
    currencies                                        (58,575)           (88,186,550)        (119,934,067)
                                                  -----------           ------------         ------------
Net assets applicable to capital shares
    outstanding                                   $28,509,205           $569,420,947         $478,657,382
                                                  ===========           ============         ============
    Capital shares outstanding, an unlimited
        number of no par shares authorized          4,067,128             86,299,073           37,010,989
                                                  ===========           ============         ============
NET ASSET VALUE, PUBLIC OFFERING PRICE,
 REDEMPTION PRICE, PER SHARE                      $      7.01           $       6.60         $      12.93
                                                  ===========           ============         ============


  STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                                              GOLD AND PRECIOUS
                                                                 METALS FUND

Investments, at identified cost                                 $203,666,102
                                                                ------------
ASSETS
-------------------------------------------------------------------------------
Investments, at value:
    Securities                                                  $165,041,399
    Repurchase agreements                                         42,527,273
Cash                                                                      --
Foreign currencies (Cost $3,667,970, $89, $0 and $1,848,549)       3,666,078
Receivables:
    Investments sold                                               3,998,568
    Dividends                                                         32,375
    Interest                                                          25,818
    Capital shares sold                                              333,286
    Unrealized appreciation on foreign currency exchange
      contracts - Note 2 B                                            17,479
Other assets                                                          26,875
-------------------------------------------------------------------------------
TOTAL ASSETS                                                     215,669,151
-------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------
Payables:
    Investments purchased                                          6,808,485
    Capital shares redeemed                                          444,019
    Adviser and affiliates                                           216,012
    Accounts payable and accrued expenses                            104,817
    Written options at value (Premiums $840,684, $821,459,
      $47,407 and $0)                                                418,060
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                  7,991,393
-------------------------------------------------------------------------------

NET ASSETS                                                      $207,677,758
                                                                ============

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Paid-in capital                                                 $244,878,551
Accumulated undistributed net investment income
  (distributions in excess of net investment income)              (2,247,556)
Accumulated net realized loss on investments and foreign
  currencies                                                     (39,274,019)
Net unrealized appreciation (depreciation) of investments
  and other assets and liabilities denominated in foreign
  currencies                                                       4,320,782
                                                                ------------
Net assets applicable to capital shares outstanding             $207,677,758
                                                                ============

    Capital shares outstanding, an unlimited number of no
      par shares authorized                                       16,708,815
                                                                ============

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
 PER SHARE                                                      $      12.43
                                                                ============

See accompanying notes to financial statements.

146



                                                                                                      June 30, 2009


                                                                   EASTERN         GLOBAL EMERGING         CHINA
                                                                EUROPEAN FUND       MARKETS FUND        REGION FUND

Investments, at identified cost                                 $404,696,652         $11,642,587        $38,955,232
                                                                ------------         -----------        -----------
ASSETS
-------------------------------------------------------------------------------------------------------------------
Investments, at value:
    Securities                                                  $309,098,087         $ 9,761,654        $46,237,820
    Repurchase agreements                                                 --                  --                 --
Cash                                                              49,406,814           1,864,600          3,755,069
Foreign currencies (Cost $3,667,970, $89, $0 and $1,848,549)              98                  --          1,864,781
Receivables:
    Investments sold                                                      --             276,854            604,070
    Dividends                                                      5,401,475              61,210            116,861
    Interest                                                              --                  --                 --
    Capital shares sold                                              351,740               5,907             44,354
    Unrealized appreciation on foreign currency exchange
      contracts - Note 2 B                                                --                  --                 --
Other assets                                                          45,863              12,220             14,508
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                     364,304,077          11,982,445         52,637,463
-------------------------------------------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------------------------------------------
Payables:
    Investments purchased                                          1,442,249             301,937          2,386,188
    Capital shares redeemed                                          147,717              17,398             24,281
    Adviser and affiliates                                           566,831              10,082             60,167
    Accounts payable and accrued expenses                            263,475              71,218             60,534
    Written options at value (Premiums $840,684, $821,459,
      $47,407 and $0)                                              1,233,800              65,750                 --
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                  3,654,072             466,385          2,531,170
-------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                      $360,650,005         $11,516,060        $50,106,293
                                                                ============         ===========        ===========

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                 $795,245,933         $26,721,692        $74,372,448
Accumulated undistributed net investment income
  (distributions in excess of net investment income)               2,961,533              24,099           (710,694)
Accumulated net realized loss on investments and foreign
  currencies                                                    (341,640,682)        (13,329,617)       (30,852,353)
Net unrealized appreciation (depreciation) of investments
  and other assets and liabilities denominated in foreign
  currencies                                                     (95,916,779)         (1,900,114)         7,296,892
                                                                ------------         -----------        -----------
Net assets applicable to capital shares outstanding             $360,650,005         $11,516,060        $50,106,293
                                                                ============         ===========        ===========

    Capital shares outstanding, an unlimited number of no
      par shares authorized                                       54,086,829           1,788,506          7,078,633
                                                                ============         ===========        ===========

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
 PER SHARE                                                      $       6.67         $      6.44        $      7.08
                                                                ============         ===========        ===========

  STATEMENTS OF OPERATIONS

                                                                      U.S. TREASURY
                                                                   SECURITIES CASH FUND
                                                             --------------------------------
                                                                  FOR THE          FOR THE
                                                             SIX MONTHS ENDED    PERIOD ENDED
                                                               JUNE 30, 2009     DECEMBER 31,
                                                                (UNAUDITED)        2008(a)

NET INVESTMENT INCOME
INCOME:
---------------------------------------------------------------------------------------------
    Interest and other                                           $ 218,247         $692,041

EXPENSES:
---------------------------------------------------------------------------------------------
    Management fee                                                 289,775          297,009
    Administrative services fee                                     46,364           24,867
    Transfer agent fees and expenses                               156,980          176,258
    Accounting service fees and expenses                            12,068           12,930
    Professional fees                                               21,353           30,682
    Custodian fees                                                  33,538           36,681
    Shareholder reporting expenses                                  29,038           23,896
    Registration fees                                               14,853           24,361
    Trustee fees and expenses                                        9,800            8,478
    Miscellaneous expenses                                          13,731           22,460
                                                                 ---------         --------
        Total expenses before reductions                           627,500          657,622
    Expenses offset - Note 1 H                                         (60)             (93)
    Expenses reimbursed - Note 3                                  (415,038)        (225,023)
                                                                 ---------         --------
        NET EXPENSES                                               212,402          432,506

---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                5,845          259,535
---------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS

    Realized gain (loss) from securities                                --               --
    Net change in unrealized appreciation of investments                --               --
---------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                         --               --
---------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $   5,845         $259,535
                                                                 =========         ========

(a)  for the six-month fiscal period ended December 31, 2008

See accompanying notes to financial statements.

148


                                                                    U.S. GOVERNMENT                       NEAR-TERM
                                                                SECURITIES SAVINGS FUND                 TAX FREE FUND
                                                            --------------------------------   --------------------------------
                                                                 FOR THE          FOR THE           FOR THE          FOR THE
                                                            SIX MONTHS ENDED    PERIOD ENDED   SIX MONTHS ENDED    PERIOD ENDED
                                                              JUNE 30, 2009     DECEMBER 31,     JUNE 30, 2009     DECEMBER 31,
                                                               (UNAUDITED)        2008(A)         (UNAUDITED)        2008(A)

NET INVESTMENT INCOME
INCOME:
-------------------------------------------------------------------------------------------------------------------------------
    Interest and other                                         $1,028,747        $3,773,680        $264,221          $255,441

EXPENSES:
-------------------------------------------------------------------------------------------------------------------------------
    Management fee                                               758,469            935,315          41,318            35,621
    Administrative services fee                                  128,747             77,022           6,611             2,829
    Transfer agent fees and expenses                             206,511            239,126          23,714            20,586
    Accounting service fees and expenses                          28,864             34,670          17,259            18,026
    Professional fees                                             30,850             45,202          18,877            26,759
    Custodian fees                                                35,553             37,414           6,580             6,575
    Shareholder reporting expenses                                47,980             49,728           1,534             1,655
    Registration fees                                             10,637             18,636           8,645             5,456
    Trustee fees and expenses                                      9,800              8,478           9,800             8,978
    Miscellaneous expenses                                        32,689             67,305           3,097             2,625
                                                                --------         ----------        --------          --------
        Total expenses before reductions                       1,290,100          1,512,896         137,435           129,110
    Expenses offset - Note 1 H                                        --                 --            (115)             (105)
    Expenses reimbursed - Note 3                                (581,615)          (541,087)       (100,133)          (97,071)
                                                                --------         ----------        --------          --------
        NET EXPENSES                                             708,485            971,809          37,187            31,934

-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                            320,262          2,801,871         227,034           223,507
-------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS

    Realized gain (loss) from securities                              --              3,459            (723)               --
    Net change in unrealized appreciation of investments              --                 --         151,998            84,257
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                       --              3,459         151,275            84,257
-------------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $320,262         $2,805,330        $378,309          $307,764
                                                                ========         ==========        ========          ========


  STATEMENTS OF OPERATIONS

                                                                  TAX FREE FUND
                                                       ------------------------------------
                                                            FOR THE              FOR THE
                                                       SIX MONTHS ENDED        PERIOD ENDED
                                                         JUNE 30, 2009         DECEMBER 31,
                                                          (UNAUDITED)            2008(a)
NET INVESTMENT INCOME
INCOME:
-------------------------------------------------------------------------------------------
    Dividends                                              $     --              $     --
    Foreign tax withheld on dividends                            --                    --
                                                           --------              --------
        Net dividends                                            --                    --
    Interest and other                                      409,999               418,482
                                                           --------              --------
        TOTAL INCOME                                        409,999               418,482
EXPENSES:
-------------------------------------------------------------------------------------------
    Management fee                                           68,294                68,256
    Administrative services fee                               7,285                 3,414
    Transfer agent fees and expenses                         24,382                24,649
    Accounting service fees and expenses                     17,639                19,673
    Professional fees                                        18,931                27,020
    Distribution plan expenses                                   --                    --
    Custodian fees                                            6,430                 7,025
    Shareholder reporting expenses                            2,315                 2,259
    Registration fees                                         6,858                 8,830
    Trustee fees and expenses                                 9,800                 8,477
    Miscellaneous expenses                                    3,952                 3,362
                                                           --------              --------
        Total expenses before reductions                    165,886               172,965
    Expenses offset - Note 1 H                                 (135)                   (7)
    Expenses reimbursed - Note 3                           (102,010)             (109,507)
                                                           --------              --------
        NET EXPENSES                                         63,741                63,451

-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                346,258               355,031
-------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities                                            1,834                33,947
        Written options                                          --                    --
        Foreign currency transactions                            --                    --
                                                           --------              --------
        NET REALIZED GAIN (LOSS)                              1,834                33,947
                                                           --------              --------
    Net change in unrealized appreciation (depreciation) of:
        Investments                                         239,289              (457,262)
        Written options                                          --                    --
        Other assets and liabilities denominated
          in foreign currencies                                  --                    --
                                                           --------              --------
        NET UNREALIZED APPRECIATION
        (DEPRECIATION)                                      239,289              (457,262)
-------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS                                      241,123              (423,315)
-------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                           $587,381              $(68,284)
                                                           ========              ========

(a)  for the six-month fiscal period ended December 31, 2008
(b)  for the two-month fiscal period ended December 31, 2008

See accompanying notes to financial statements.


150


                                                      ALL AMERICAN EQUITY FUND                     HOLMES GROWTH FUND
                                                 -----------------------------------       -----------------------------------
                                                     FOR THE              FOR THE              FOR THE              FOR THE
                                                 SIX MONTHS ENDED       PERIOD ENDED       SIX MONTHS ENDED       PERIOD ENDED
                                                  JUNE 30, 2009         DECEMBER 31,        JUNE 30, 2009         DECEMBER 31,
                                                   (UNAUDITED)            2008(a)            (UNAUDITED)            2008(b)
NET INVESTMENT INCOME
INCOME:
------------------------------------------------------------------------------------------------------------------------------
    Dividends                                    $         94,388       $    197,961          $  155,692          $    79,085
    Foreign tax withheld on dividends                        (851)              (670)             (6,934)              (1,238)
                                                 ----------------       ------------          ----------          -----------
        Net dividends                                      93,537            197,291             148,758               77,847
    Interest and other                                      1,345             20,378               5,200                2,433
                                                 ----------------       ------------          ----------          -----------
        TOTAL INCOME                                       94,882            217,669             153,958               80,280
EXPENSES:
------------------------------------------------------------------------------------------------------------------------------
    Management fee                                         58,719             80,068             159,271               54,369
    Administrative services fee                             5,872              3,408              12,742                4,350
    Transfer agent fees and expenses                       52,634             55,746              51,464               19,828
    Accounting service fees and expenses                   11,686             14,077              15,231                5,108
    Professional fees                                      19,219             28,988              19,640               22,555
    Distribution plan expenses                             18,350             10,650              39,818               13,592
    Custodian fees                                         11,440             13,205              15,077                4,778
    Shareholder reporting expenses                         10,709              7,856               8,943                4,628
    Registration fees                                       6,194             10,583               6,618                1,180
    Trustee fees and expenses                               9,800              8,478               9,872                3,995
    Miscellaneous expenses                                 11,264             12,207              13,373                2,086
                                                 ----------------       ------------          ----------          -----------
        Total expenses before reductions                  215,887            245,266             352,049              136,469
    Expenses offset - Note 1 H                                (50)              (199)                (62)                 (38)
    Expenses reimbursed - Note 3                          (87,389)           (63,867)            (73,263)             (41,285)
                                                 ----------------       ------------          ----------          -----------
        NET EXPENSES                                      128,448            181,200             278,724               95,146

------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                              (33,566)            36,469            (124,766)             (14,866)
------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities                                     (2,407,541)        (4,477,749)         (6,494,281)          (2,833,261)
        Written options                                    41,435            (28,488)             63,430              (10,331)
        Foreign currency transactions                          --                 --               4,391                 (875)
                                                 ----------------       ------------          ----------          -----------
        NET REALIZED GAIN (LOSS)                       (2,366,106)        (4,506,237)         (6,426,460)          (2,844,467)
                                                 ----------------       ------------          ----------          -----------
    Net change in unrealized appreciation (depreciation) of:
        Investments                                     1,927,129         (5,129,815)          9,496,483             (650,462)
        Written options                                   (21,966)                --             (53,545)                  --
        Other assets and liabilities denominated
          in foreign currencies                                --                 --                 (21)                 (41)
                                                 ----------------       ------------          ----------          -----------
        NET UNREALIZED APPRECIATION
        (DEPRECIATION)                                  1,905,163         (5,129,815)          9,442,917             (650,503)
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS                                   (460,943)        (9,636,052)          3,016,457           (3,494,970)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                 $       (494,509)      $ (9,599,583)         $2,891,691          $(3,509,836)
                                                 ================       ============          ==========          ===========

  STATEMENTS OF OPERATIONS


                                                            GLOBAL MEGATRENDS FUND
                                                    ---------------------------------------
                                                        FOR THE                FOR THE
                                                    SIX MONTHS ENDED         PERIOD ENDED
                                                     JUNE 30, 2009           DECEMBER 31,
                                                      (UNAUDITED)              2008(b)
NET INVESTMENT INCOME
INCOME:
-------------------------------------------------------------------------------------------
    Dividends from unaffiliated issuers                $  433,758            $    64,496
    Foreign tax withheld on dividends                     (16,873)                (2,439)
                                                       ----------            -----------
        Net dividends                                     416,885                 62,057
    Interest and other                                      2,435                  1,652
                                                       ----------            -----------
        TOTAL INCOME                                      419,320                 63,709
EXPENSES:
-------------------------------------------------------------------------------------------
    Management fee                                        111,433                 38,532
    Administration services fee                             8,914                  3,083
    Transfer agent fees and expenses                       47,410                 20,403
    Accounting service fees and expenses                   17,875                  5,873
    Professional fees                                      19,433                 20,337
    Distribution plan expenses                             27,858                  9,633
    Custodian fees                                         15,194                  6,209
    Shareholder reporting expenses                          8,215                  2,402
    Registration fees                                       8,522                  1,913
    Trustee fees and expenses                               9,771                  4,303
    Miscellaneous expenses                                 12,139                  1,594
                                                       ----------            -----------
        Total expenses before reductions                  286,764                114,282
    Expenses offset - Note 1 H                                (65)                   (36)
    Expenses reimbursed - Note 3                          (80,549)               (42,962)
                                                       ----------            -----------
        NET EXPENSES                                      206,150                 71,284

-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                              213,170                 (7,575)
-------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities from unaffiliated issuers           (2,251,032)            (5,664,448)
        Securities from affiliated issuers                     --                     --
        Written options                                    21,112                (49,647)
        Foreign currency transactions                       3,072                    167
                                                       ----------            -----------
        NET REALIZED GAIN (LOSS)                       (2,226,848)            (5,713,928)
                                                       ----------            -----------
    Net change in unrealized appreciation (depreciation) of:
        Investments                                     4,735,361              4,516,372
        Written options                                    11,384                (37,330)
        Other assets and liabilities
          denominated in foreign currencies                  (531)                   621
                                                       ----------            -----------
        NET UNREALIZED APPRECIATION
        (DEPRECIATION)                                  4,746,214              4,479,663
-------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS                                            2,519,366             (1,234,265)
-------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                             $2,732,536            $(1,241,840)
                                                       ==========            ===========

(a)  for the six-month fiscal period ended December 31, 2008
(b)  for the two-month fiscal period ended December 31, 2008

See accompanying notes to financial statements.


152


                                                                                                             WORLD PRECIOUS
                                                         GLOBAL RESOURCES FUND                           MINERALS FUND
                                                 --------------------------------------       ------------------------------------
                                                     FOR THE                FOR THE               FOR THE               FOR THE
                                                 SIX MONTHS ENDED        PERIOD ENDED         SIX MONTHS ENDED       PERIOD ENDED
                                                  JUNE 30, 2009          DECEMBER 31,          JUNE 30, 2009         DECEMBER 31,
                                                   (UNAUDITED)              2008(a)             (UNAUDITED)             2008(a)
NET INVESTMENT INCOME
INCOME:
----------------------------------------------------------------------------------------------------------------------------------
    Dividends from unaffiliated issuers            $  2,774,553         $     2,631,342         $    562,720         $     830,781
    Foreign tax withheld on dividends                   (85,519)                (63,671)             (53,747)              (94,952)
                                                   ------------         ---------------         ------------         -------------
        Net dividends                                 2,689,034               2,567,671              508,973               735,829
    Interest and other                                  655,033               1,102,163              211,536               431,022
                                                   ------------         ---------------         ------------         -------------
        TOTAL INCOME                                  3,344,067               3,669,834              720,509             1,166,851
EXPENSES:
----------------------------------------------------------------------------------------------------------------------------------
    Management fee                                    2,373,597               3,443,348            2,016,700             1,998,128
    Administration services fee                         200,445                 112,737              161,381                62,904
    Transfer agent fees and expenses                    748,810               1,322,017              452,779               662,987
    Accounting service fees and expenses                124,185                 232,518              102,701               143,959
    Professional fees                                    45,411                  76,369               45,743                69,388
    Distribution plan expenses                          626,391                 352,303              504,314               196,575
    Custodian fees                                       76,923                 157,566              119,929               170,435
    Shareholder reporting expenses                      138,202                 170,897               87,977                99,923
    Registration fees                                    13,496                  38,652               10,753                18,978
    Trustee fees and expenses                             9,800                   8,478                9,800                 8,477
    Miscellaneous expenses                               89,902                  79,108               62,530                65,172
                                                   ------------         ---------------         ------------         -------------
        Total expenses before reductions              4,447,162               5,993,993            3,574,607             3,496,926
    Expenses offset - Note 1 H                              (64)                 (8,308)                 (26)               (1,290)
    Expenses reimbursed - Note 3                       (688,752)               (599,300)            (548,695)             (278,182)
                                                   ------------         ---------------         ------------         -------------
        NET EXPENSES                                  3,758,346               5,386,385            3,025,886             3,217,454

----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                           (414,279)             (1,716,551)          (2,305,377)           (2,050,603)
----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities from unaffiliated issuers        (87,826,401)           (437,572,205)           1,467,872          (106,846,593)
        Securities from affiliated issuers           (8,698,515)             (2,542,726)            (178,704)              (63,975)
        Written options                               3,007,527              10,574,475            1,605,957             1,693,380
        Foreign currency transactions                    (7,259)               (541,384)          (1,275,600)             (533,573)
                                                   ------------         ---------------         ------------         -------------
        NET REALIZED GAIN (LOSS)                    (93,524,648)           (430,081,840)           1,619,525          (105,750,761)
                                                   ------------         ---------------         ------------         -------------
    Net change in unrealized appreciation (depreciation) of:
        Investments                                 203,938,690            (823,886,071)         122,374,208          (373,223,392)
        Written options                                 417,554                      --            1,086,051             4,510,024
        Other assets and liabilities
          denominated in foreign currencies              87,672                 (11,455)              (1,915)               (5,770)
                                                   ------------         ---------------         ------------         -------------
        NET UNREALIZED APPRECIATION
        (DEPRECIATION)                              204,443,916            (823,897,526)         123,458,344          (368,719,138)
----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS                                        110,919,268          (1,253,979,366)         125,077,869          (474,469,899)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                         $110,504,989         $(1,255,695,917)        $122,772,492         $(476,520,502)
                                                   ============         ===============         ============         -------------

  STATEMENTS OF OPERATIONS

                                                                GOLD AND PRECIOUS
                                                                   METALS FUND
                                                       -----------------------------------
                                                           FOR THE              FOR THE
                                                       SIX MONTHS ENDED       PERIOD ENDED
                                                        JUNE 30, 2009         DECEMBER 31,
                                                         (UNAUDITED)            2008(A)
NET INVESTMENT INCOME
INCOME:
------------------------------------------------------------------------------------------
    Dividends (dividend adjustments)                     $   394,788          $    430,909
    Foreign taxes withheld on dividends                      (27,581)              (35,238)
                                                         -----------          ------------
        Net dividends                                        367,207               395,671
    Interest and other                                        48,197               284,052
                                                         -----------          ------------
        TOTAL INCOME                                         415,404               679,723
EXPENSES:
------------------------------------------------------------------------------------------
    Management fee                                           879,141               755,361
    Administrative services fee                               78,146                30,259
    Transfer agent fees and expenses                         207,343               227,436
    Accounting service fees and expenses                      63,490                74,215
    Professional fees                                         28,420                39,841
    Distribution plan expenses                               244,206                94,560
    Custodian fees                                            85,372               101,140
    Shareholder reporting expenses                            49,547                46,054
    Registration fees                                         11,754                17,021
    Trustee fees and expenses                                  9,800                 8,576
    Miscellaneous expenses                                    35,417                34,694
                                                         -----------          ------------
        Total expenses before reductions                   1,692,636             1,429,157
    Expenses offset - Note 1 H                                  (101)               (2,320)
    Expenses reimbursed - Note 3                            (227,300)             (135,057)
                                                         -----------          ------------
        NET EXPENSES                                       1,465,235             1,291,780

------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                              (1,049,831)             (612,057)
------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities                                         5,614,840           (47,202,746)
        Written options                                    1,420,118             1,776,178
        Foreign currency transactions                       (160,814)             (231,516)
                                                         -----------          ------------
        NET REALIZED GAIN (LOSS)                           6,874,144           (45,658,084)
                                                         -----------          ------------
    Net change in unrealized appreciation (depreciation) of:
        Investments                                       21,261,120           (38,919,535)
        Written options                                      452,522             1,282,148
        Other assets and liabilities denominated
          in foreign currencies                               19,487                 5,914
                                                         -----------          ------------
        NET UNREALIZED APPRECIATION
        (DEPRECIATION)                                    21,733,129           (37,631,473)
------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS                                    28,607,273           (83,289,557)
------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                         $27,557,442          $(83,901,614)
                                                         ===========          ============

(a)  for the six-month fiscal period ended December 31, 2008
(b)  for the two-month fiscal period ended December 31, 2008

See accompanying notes to financial statements.

154


                                                              EASTERN EUROPEAN FUND
                                                       -----------------------------------
                                                           FOR THE              FOR THE
                                                       SIX MONTHS ENDED       PERIOD ENDED
                                                        JUNE 30, 2009         DECEMBER 31,
                                                         (UNAUDITED)            2008(b)
NET INVESTMENT INCOME
INCOME:
------------------------------------------------------------------------------------------
    Dividends (dividend adjustments)                   $      7,026,683       $   (579,958)
    Foreign taxes withheld on dividends                        (891,786)            34,427
                                                       ----------------       ------------
        Net dividends                                         6,134,897           (545,531)
    Interest and other                                           19,747              9,019
                                                       ----------------       ------------
        TOTAL INCOME                                          6,154,644           (536,512)
EXPENSES:
------------------------------------------------------------------------------------------
    Management fee                                            1,878,304            727,005
    Administrative services fee                                 120,211             46,528
    Transfer agent fees and expenses                            450,720            165,304
    Accounting service fees and expenses                         87,983             40,056
    Professional fees                                            29,227             32,497
    Distribution plan expenses                                  375,661            145,401
    Custodian fees                                              280,600            111,066
    Shareholder reporting expenses                               84,693             91,595
    Registration fees                                             9,550              4,991
    Trustee fees and expenses                                     9,873              3,995
    Miscellaneous expenses                                       64,722             12,332
                                                       ----------------       ------------
        Total expenses before reductions                      3,391,544          1,380,770
    Expenses offset - Note 1 H                                     (230)              (287)
    Expenses reimbursed - Note 3                               (198,209)          (160,802)
                                                       ----------------       ------------
        NET EXPENSES                                          3,193,105          1,219,681

------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                  2,961,539         (1,756,193)
------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities                                         (214,945,419)       (81,979,492)
        Written options                                         150,069                 --
        Foreign currency transactions                          (125,498)           (79,634)
                                                       ----------------       ------------
        NET REALIZED GAIN (LOSS)                           (214,920,848)       (82,059,126)
                                                       ----------------       ------------
    Net change in unrealized appreciation (depreciation) of:
        Investments                                         289,133,140         (2,609,582)
        Written options                                        (412,340)                --
        Other assets and liabilities denominated
          in foreign currencies                                  86,610            542,912
                                                       ----------------       ------------
        NET UNREALIZED APPRECIATION
        (DEPRECIATION)                                      288,807,410         (2,066,670)
------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS                                       73,886,562        (84,125,796)
------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                       $     76,848,101       $(85,881,989)
                                                       ================       ============

  STATEMENTS OF OPERATIONS

                                                                  GLOBAL EMERGING
                                                                   MARKETS FUND
                                                        -----------------------------------
                                                            FOR THE              FOR THE
                                                        SIX MONTHS ENDED       PERIOD ENDED
                                                         JUNE 30, 2009         DECEMBER 31,
                                                          (UNAUDITED)            2008(b)
NET INVESTMENT INCOME
INCOME:
-------------------------------------------------------------------------------------------
    Dividends                                              $  161,627          $    26,792
    Foreign taxes withheld on dividends                       (16,244)              (4,452)
                                                           ----------          -----------
        Net dividends                                         145,383               22,340
    Interest and other                                            432                  391
                                                           ----------          -----------
        TOTAL INCOME                                          145,815               22,731
EXPENSES:
-------------------------------------------------------------------------------------------
    Management fee                                             66,944               23,297
    Administrative services fee                                 3,895                1,355
    Transfer agent fees and expenses                           37,167               14,572
    Accounting service fees and expenses                       16,667                5,499
    Professional fees                                          24,282               26,828
    Distribution plan expenses                                 12,172                4,236
    Custodian fees                                             28,863               15,106
    Shareholder reporting expenses                              6,738                4,369
    Registration fees                                             381               15,598
    Trustee fees and expenses                                   9,872                3,995
    Miscellaneous expenses                                     16,935                  860
                                                           ----------          -----------
        Total expenses before reductions                      223,916              115,715
    Expenses offset - Note 1 H                                   (146)                 (12)
    Expenses reimbursed - Note 3                             (102,054)             (73,347)
                                                           ----------          -----------
        NET EXPENSES                                          121,716               42,356
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                   24,099              (19,625)
-------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities                                         (5,015,946)          (2,930,885)
        Foreign currency transactions                          (6,531)              (3,053)
                                                           ----------          -----------
        NET REALIZED GAIN (LOSS)                           (5,022,477)          (2,933,938)
                                                           ----------          -----------
    Net change in unrealized appreciation (depreciation) of:
        Investments                                         6,985,391            1,795,083
        Written options                                       (18,343)                  --
        Other assets and liabilities denominated
          in foreign currencies                                  (559)              14,469
                                                           ----------          -----------
        NET UNREALIZED APPRECIATION
          (DEPRECIATION)                                    6,966,489            1,809,552
-------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS                                      1,944,012           (1,124,386)
-------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                           $1,968,111          $(1,144,011)
                                                           ==========          ===========

(a)  for the six-month fiscal period ended December 31, 2008
(b)  for the two-month fiscal period ended December 31, 2008

See accompanying notes to financial statements.

156


                                                               CHINA REGION FUND
                                                      -----------------------------------
                                                          FOR THE              FOR THE
                                                      SIX MONTHS ENDED       PERIOD ENDED
                                                       JUNE 30, 2009         DECEMBER 31,
                                                        (UNAUDITED)            2008(a)
NET INVESTMENT INCOME
INCOME:
-----------------------------------------------------------------------------------------
    Dividends                                           $   453,653          $    470,067
    Foreign taxes withheld on dividends                     (32,793)              (38,428)
                                                        -----------          ------------
        Net dividends                                       420,860               431,639
    Interest and other                                        2,827                37,635
                                                        -----------          ------------
        TOTAL INCOME                                        423,687               469,274
EXPENSES:
-----------------------------------------------------------------------------------------
    Management fee                                          257,552               342,311
    Administrative services fee                              16,483                 8,111
    Transfer agent fees and expenses                         88,259               117,339
    Accounting service fees and expenses                     24,548                32,190
    Professional fees                                        23,695                32,885
    Distribution plan expenses                               51,510                25,348
    Custodian fees                                           39,761                50,947
    Shareholder reporting expenses                           17,850                15,754
    Registration fees                                         6,413                13,967
    Trustee fees and expenses                                 9,801                 8,477
    Miscellaneous expenses                                   19,943                23,535
                                                        -----------          ------------
        Total expenses before reductions                    555,815               670,864
    Expenses offset - Note 1 H                                  (66)                 (245)
    Expenses reimbursed - Note 3                           (143,665)              (73,208)
                                                        -----------          ------------
        NET EXPENSES                                        412,084               597,411
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                 11,603              (128,137)
-----------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities                                        1,579,541           (25,255,671)
        Foreign currency transactions                        (4,514)              (34,497)
                                                        -----------          ------------
        NET REALIZED GAIN (LOSS)                          1,575,027           (25,290,168)
                                                        -----------          ------------
    Net change in unrealized appreciation (depreciation) of:
        Investments                                       8,683,192            (3,013,550)
        Written options                                          --                    --
        Other assets and liabilities denominated
          in foreign currencies                             120,653              (128,218)
                                                        -----------          ------------
        NET UNREALIZED APPRECIATION
          (DEPRECIATION)                                  8,803,845            (3,141,768)
-----------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS                                   10,378,872           (28,431,936)
-----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                        $10,390,475          $(28,560,073)
                                                        ===========          ============

  STATEMENTS OF CHANGES IN NET ASSETS

                                                     U.S. TREASURY SECURITIES
                                                             CASH FUND
                                           ---------------------------------------------
                                            SIX MONTHS      PERIOD ENDED     YEAR ENDED
                                               ENDED        DECEMBER 31,      JUNE 30,
                                           JUNE 30, 2009      2008(a)           2008
                                            (UNAUDITED)

INCREASE (DECREASE)
 IN NET ASSETS
FROM OPERATIONS:
----------------------------------------------------------------------------------------
    Net investment income                  $      5,845     $    259,535    $  2,906,691
    Net realized gain (loss)                         --               --              --
    Net unrealized appreciation                      --               --              --
                                           ------------     ------------    ------------
        NET INCREASE IN NET ASSETS FROM
        OPERATIONS                                5,845          259,535       2,906,691

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------
    From net investment income                   (5,846)        (259,483)     (2,910,606)
                                           ------------     ------------    ------------
        TOTAL DISTRIBUTIONS TO
        SHAREHOLDERS                             (5,846)        (259,483)     (2,910,606)

FROM CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------
    Proceeds from shares sold                83,064,771      130,413,946     255,882,468
    Distributions reinvested                      5,329          251,689       2,823,671
                                           ------------     ------------    ------------
                                             83,070,100      130,665,635     258,706,139
    Cost of shares redeemed                 (94,195,911)    (121,210,250)   (262,759,089)
                                           ------------     ------------    ------------
        NET INCREASE (DECREASE) IN NET
        ASSETS FROM CAPITAL SHARE
        TRANSACTIONS                        (11,125,811)       9,455,385      (4,052,950)

----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS       (11,125,812)       9,455,437      (4,056,865)
----------------------------------------------------------------------------------------

NET ASSETS
Beginning of year                           121,410,137      111,954,700     116,011,565

----------------------------------------------------------------------------------------
END OF PERIOD                              $110,284,325     $121,410,137    $111,954,700
----------------------------------------------------------------------------------------
Accumulated undistributed net investment
 income, (distributions in excess of net
 investment income), end of period         $         (1)    $         --    $       (682)
                                           ============     ============    ============

CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------
    Shares sold                              83,064,771      130,413,946     255,882,468
    Shares reinvested                             5,329          251,689       2,823,671
    Shares redeemed                         (94,195,911)    (121,210,250)   (262,759,089)
                                           ------------     ------------    ------------
        NET SHARE ACTIVITY                  (11,125,811)       9,455,385      (4,052,950)
                                           ============     ============    ============

(a)  for the six-month fiscal period ended December 31, 2008

See accompanying notes to financial statements.

158


                                                  U.S. GOVERNMENT SECURITIES
                                                         SAVINGS FUND                            NEAR-TERM TAX FREE FUND
                                          -------------------------------------------   ------------------------------------------
                                           SIX MONTHS     PERIOD ENDED    YEAR ENDED     SIX MONTHS     PERIOD ENDED   YEAR ENDED
                                              ENDED       DECEMBER 31,     JUNE 30,         ENDED       DECEMBER 31,    JUNE 30,
                                          JUNE 30, 2009     2008(a)          2008       JUNE 30, 2009     2008(a)         2008
                                           (UNAUDITED)                                   (UNAUDITED)

INCREASE (DECREASE)
 IN NET ASSETS
FROM OPERATIONS:
----------------------------------------------------------------------------------------------------------------------------------
    Net investment income                 $    320,262    $  2,801,871   $ 15,989,739    $   227,034    $   223,507    $   462,411
    Net realized gain (loss)                        --           3,459         64,190           (723)            --            277
    Net unrealized appreciation                     --              --             --        151,998         84,257        110,288
                                          ------------    ------------   ------------    -----------    -----------    -----------
        NET INCREASE IN NET ASSETS FROM
        OPERATIONS                             320,262       2,805,330     16,053,929        378,309        307,764        572,976

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------------------
    From net investment income                (321,660)     (2,801,889)   (15,993,388)      (224,312)      (223,006)      (459,010)
                                          ------------    ------------   ------------    -----------    -----------    -----------
        TOTAL DISTRIBUTIONS TO
        SHAREHOLDERS                          (321,660)     (2,801,889)   (15,993,388)      (224,312)      (223,006)      (459,010)

FROM CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold               73,374,247     134,091,962    369,995,971      5,550,048      1,808,188      3,217,467
    Distributions reinvested                   306,049       2,737,639     15,556,039        177,945        175,005        356,102
                                          ------------    ------------   ------------    -----------    -----------    -----------
                                            73,680,296     136,829,601    385,552,010      5,727,993      1,983,193      3,573,569
    Cost of shares redeemed               (139,107,546)   (225,130,630)  (408,499,445)    (1,543,404)    (1,681,960)    (3,467,805)
                                          ------------    ------------   ------------    -----------    -----------    -----------
        NET INCREASE (DECREASE) IN NET
        ASSETS FROM CAPITAL SHARE
        TRANSACTIONS                       (65,427,250)    (88,301,029)   (22,947,435)     4,184,589        301,233        105,764

----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS      (65,428,648)    (88,297,588)   (22,886,894)     4,338,586        385,991        219,730
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of year                          357,910,023     446,207,611    469,094,505     13,989,138     13,603,147     13,383,417

----------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                             $292,481,375    $357,910,023   $446,207,611    $18,327,724    $13,989,138    $13,603,147
----------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment
 income, (distributions in excess of net
 investment income), end of period        $    459,911    $    461,309   $    403,299    $    23,947    $    21,225    $    20,724
                                          ============    ============   ============    ===========    ===========    ===========

CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------------------------------------------
    Shares sold                             73,374,247     134,091,962    369,995,971      2,529,911        841,748      1,487,510
    Shares reinvested                          306,049       2,737,639     15,556,039         81,320         81,677        165,330
    Shares redeemed                       (139,107,546)   (225,130,630)  (408,499,445)      (703,453)      (787,328)    (1,603,148)
                                          ------------    ------------   ------------    -----------    -----------    -----------
        NET SHARE ACTIVITY                 (65,427,250)    (88,301,029)   (22,947,435)     1,907,778        136,097         49,692
                                          ============    ============   ============    ===========    ===========    ===========


  STATEMENTS OF CHANGES IN NET ASSETS

                                                             TAX FREE FUND
                                              --------------------------------------------
                                               SIX MONTHS      PERIOD ENDED    YEAR ENDED
                                                  ENDED        DECEMBER 31,     JUNE 30,
                                              JUNE 30, 2009      2008(a)          2008
                                               (UNAUDITED)

INCREASE (DECREASE)
 IN NET ASSETS
FROM OPERATIONS:
------------------------------------------------------------------------------------------
    Net investment income (loss)               $   346,258     $   355,031     $   670,891
    Net realized gain (loss)                         1,834          33,947         (42,271)
    Net unrealized appreciation
      (depreciation)                               239,289        (457,262)        (74,214)
                                               -----------     -----------     -----------
        NET INCREASE (DECREASE) IN NET
        ASSETS FROM OPERATIONS                     587,381         (68,284)        554,406

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------
    From net investment income                    (347,019)       (355,381)       (668,191)
    From net capital gains                              --              --              --
    Tax return of capital                               --              --              --
                                               -----------     -----------     -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS       (347,019)       (355,381)       (668,191)

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------
    Proceeds from shares sold                    3,068,180       2,556,729       6,825,328
    Distributions reinvested                       266,309         287,716         544,322
    Proceeds from short-term trading fees               --              --              --
                                               -----------     -----------     -----------
                                                 3,334,489       2,844,445       7,369,650
    Cost of shares redeemed                     (1,671,490)     (3,854,351)     (4,816,254)
                                               -----------     -----------     -----------
        NET INCREASE (DECREASE) IN NET
        ASSETS FROM CAPITAL SHARE
        TRANSACTIONS                             1,662,999      (1,009,906)      2,553,396

------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS            1,903,361      (1,433,571)      2,439,611
------------------------------------------------------------------------------------------

NET ASSETS
Beginning of year                               16,946,032      18,379,603      15,939,992

------------------------------------------------------------------------------------------
END OF PERIOD                                  $18,849,393     $16,946,032     $18,379,603
------------------------------------------------------------------------------------------
Accumulated undistributed net investment
 income, (distributions in excess of net
 investment income), end of period             $    33,763     $    34,524     $    34,874
                                               ===========     ===========     ===========

CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------
    Shares sold                                    255,312         215,622         563,924
    Shares reinvested                               22,215          24,537          45,182
    Shares redeemed                               (139,617)       (334,996)       (398,760)
                                               -----------     -----------     -----------
        NET SHARE ACTIVITY                         137,910         (94,837)        210,346
                                               ===========     ===========     ===========

(a)  for the six-month fiscal period ended December 31, 2008
(b)  for the two-month fiscal period ended December 31, 2008

See accompanying notes to financial statements.

160

                                                     ALL AMERICAN EQUITY FUND                        HOLMES GROWTH FUND
                                           --------------------------------------------  ------------------------------------------
                                            SIX MONTHS                                    SIX MONTHS
                                               ENDED       PERIOD ENDED    YEAR ENDED        ENDED       PERIOD ENDED   YEAR ENDED
                                           JUNE 30, 2009   DECEMBER 31,     JUNE 30,     JUNE 30, 2009   DECEMBER 31,   OCTOBER 31,
                                            (UNAUDITED)      2008(a)          2008        (UNAUDITED)      2008(b)         2008

INCREASE (DECREASE)
 IN NET ASSETS
FROM OPERATIONS:
-----------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)            $   (33,566)   $    36,469     $  (144,283)   $  (124,766)   $   (14,866)   $  (373,448)
    Net realized gain (loss)                 (2,366,106)    (4,506,237)        403,111     (6,426,460)    (2,844,467)    (2,485,529)
    Net unrealized appreciation
      (depreciation)                          1,905,163     (5,129,815)      1,022,225      9,442,917       (650,503)   (25,643,241)
                                            -----------    -----------     -----------    -----------    -----------    -----------
        NET INCREASE (DECREASE) IN NET
        ASSETS FROM OPERATIONS                 (494,509)    (9,599,583)      1,281,053      2,891,691     (3,509,836)   (28,502,218)

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------------------------
    From net investment income                       --         (6,594)             --             --             --             --
    From net capital gains                           --             --      (2,702,440)            --             --             --
    Tax return of capital                            --             --        (110,537)            --             --             --
                                            -----------    -----------     -----------    -----------    -----------    -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS          --         (6,594)     (2,812,977)            --             --             --

FROM CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                   956,210      2,272,974      11,702,468      2,074,340        481,499      4,868,436
    Distributions reinvested                         --          6,496       2,717,435             --             --             --
    Proceeds from short-term trading fees           266            285             755            111             52            517
                                            -----------    -----------     -----------    -----------    -----------    -----------
                                                956,476      2,279,755      14,420,658      2,074,451        481,551      4,868,953
    Cost of shares redeemed                  (1,880,184)    (2,952,671)     (9,854,499)    (1,795,155)      (714,741)    (9,017,148)
                                            -----------    -----------     -----------    -----------    -----------    -----------
        NET INCREASE (DECREASE) IN NET
        ASSETS FROM CAPITAL SHARE
        TRANSACTIONS                           (923,708)      (672,916)      4,566,159        279,296       (233,190)    (4,148,195)

-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS        (1,418,217)   (10,279,093)      3,034,235      3,170,987     (3,743,026)   (32,650,413)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of year                            16,234,346     26,513,439      23,479,204     32,487,684     36,230,710     68,881,123

-----------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                               $14,816,129    $16,234,346     $26,513,439    $35,658,671    $32,487,684    $36,230,710
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment
 income, (distributions in excess of net
 investment income), end of period          $    (3,691)   $    29,875     $        --    $  (124,766)   $        --    $        --
                                            ===========    ===========     ===========    ===========    ===========    ===========

CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                  59,435        103,969         422,589        170,728         35,294        228,630
    Shares reinvested                                --            391          96,056             --             --             --
    Shares redeemed                            (117,821)      (139,580)       (367,851)      (143,859)       (57,386)      (445,988)
                                            -----------    -----------     -----------    -----------    -----------    -----------
        NET SHARE ACTIVITY                      (58,386)       (35,220)        150,794         26,869        (22,092)      (217,358)
                                            ===========    ===========     ===========    ===========    ===========    ===========


  STATEMENTS OF CHANGES IN NET ASSETS

                                                           GLOBAL MEGATRENDS FUND
                                                 ------------------------------------------
                                                  SIX MONTHS     PERIOD ENDED   YEAR ENDED
                                                     ENDED       DECEMBER 31,   OCTOBER 31,
                                                 JUNE 30, 2009     2008(b)         2008
                                                  (UNAUDITED)

INCREASE (DECREASE)
 IN NET ASSETS
FROM OPERATIONS:
-------------------------------------------------------------------------------------------
    Net investment income (loss)                  $   213,170    $    (7,575)   $   (17,782)
    Net realized gain (loss)                       (2,226,848)    (5,713,928)    (8,888,916)
    Net unrealized appreciation
      (depreciation)                                4,746,214      4,479,663    (13,800,939)
                                                  -----------    -----------    -----------
        NET INCREASE (DECREASE) IN NET
          ASSETS FROM OPERATIONS                    2,732,536     (1,241,840)   (22,707,637)

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------
    From net investment income                             --             --             --
    From net capital gains                                 --             --     (1,317,151)
    Tax return of capital                                  --        (25,988)            --
                                                  -----------    -----------    -----------
        TOTAL DISTRIBUTIONS TO
          SHAREHOLDERS                                     --        (25,988)    (1,317,151)

FROM CAPITAL SHARE TRANSACTIONS:
-------------------------------------------------------------------------------------------
    Proceeds from shares sold                       6,946,306      1,746,194     46,895,942
    Distributions reinvested                               --         24,701      1,265,576
    Proceeds from short-term trading fees               1,116             61          5,176
                                                  -----------    -----------    -----------
                                                    6,947,422      1,770,956     48,166,694
    Cost of shares redeemed                        (3,205,894)    (3,855,326)   (16,477,891)
                                                  -----------    -----------    -----------
        NET INCREASE (DECREASE) IN NET
          ASSETSFROM CAPITAL SHARE
          TRANSACTIONS                              3,741,528     (2,084,370)    31,688,803

-------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS               6,474,064     (3,352,198)     7,664,015
-------------------------------------------------------------------------------------------

NET ASSETS
Beginning of year                                  22,035,141     25,387,339     17,723,324

-------------------------------------------------------------------------------------------
END OF PERIOD                                     $28,509,205    $22,035,141    $25,387,339
-------------------------------------------------------------------------------------------
Accumulated undistributed net investment
 income, (distributions in excess of net
 income), end of period                           $   213,170    $        --    $        --
                                                  -----------    -----------    -----------

CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
    Shares sold                                     1,089,516        285,800      4,151,097
    Shares reinvested                                      --          4,043        107,984
    Shares redeemed                                  (532,537)      (627,748)    (1,801,601)
                                                  -----------    -----------    -----------
        NET SHARE ACTIVITY                            556,979       (337,905)     2,457,480
                                                  ===========    ===========    ===========

(a)  for the six-month fiscal period ended December 31, 2008
(b)  for the two-month fiscal period ended December 31, 2008

See accompanying notes to financial statements.

162


                                                       GLOBAL RESOURCES FUND                    WORLD PRECIOUS MINERALS FUND
                                          ---------------------------------------------- -----------------------------------------
                                            SIX MONTHS     PERIOD ENDED     YEAR ENDED    SIX MONTHS   PERIOD ENDED   YEAR ENDED
                                              ENDED        DECEMBER 31,      JUNE 30,        ENDED     DECEMBER 31,    JUNE 30,
                                          JUNE 30, 2009      2008(a)           2008      JUNE 30, 2009   2008(a)         2008
                                           (UNAUDITED)                                    (UNAUDITED)

INCREASE (DECREASE)
 IN NET ASSETS
FROM OPERATIONS:
----------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)          $     (414,279) $   (1,716,551) $    4,454,166  $ (2,305,377) $ (2,050,603) $ (4,325,331)
    Net realized gain (loss)                 (93,524,648)   (430,081,840)    277,348,862     1,619,525  (105,750,761)  178,189,530
    Net unrealized appreciation
      (depreciation)                         204,443,916    (823,897,526)    231,570,502   123,458,344  (368,719,138)  (62,202,206)
                                          --------------  --------------  --------------  ------------  ------------  ------------
        NET INCREASE (DECREASE) IN NET
          ASSETS FROM OPERATIONS             110,504,989  (1,255,695,917)    513,373,530   122,772,492  (476,520,502)  111,661,993

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------------------
    From net investment income                        --              --     (78,221,305)           --            --   (99,747,352)
    From net capital gains                            --     (96,308,578)   (176,347,594)           --   (61,845,712) (103,097,880)
    Tax return of capital                             --              --              --            --            --            --
                                          --------------  --------------  --------------  ------------  ------------  ------------
        TOTAL DISTRIBUTIONS TO
          SHAREHOLDERS                                --     (96,308,578)   (254,568,899)           --   (61,845,712) (202,845,232)

FROM CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                 91,552,335     178,643,865     817,774,032    54,028,478    82,524,302   418,681,230
    Distributions reinvested                          --      93,000,270     246,775,705            --    59,587,050   192,776,672
    Proceeds from short-term trading fees         15,463          47,596          91,286        22,879        48,834       206,975
                                          --------------  --------------  --------------  ------------  ------------  ------------
                                              91,567,798     271,691,731   1,064,641,023    54,051,357   142,160,186   611,664,877
    Cost of shares redeemed                  (97,175,828)   (465,744,284)   (696,115,025)  (57,286,251) (193,687,785) (495,247,072)
                                          --------------  --------------  --------------  ------------  ------------  ------------
        NET INCREASE (DECREASE) IN NET
          ASSETS FROM CAPITAL SHARE
          TRANSACTIONS                        (5,608,030)   (194,052,553)    368,525,998    (3,234,894)  (51,527,599)  116,417,805

----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS        104,896,959  (1,546,057,048)    627,330,629   119,537,598  (589,893,813)   25,234,566
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of year                            464,523,988   2,010,581,036   1,383,250,407   359,119,784   949,013,597   923,779,031

----------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                             $  569,420,947  $  464,523,988  $2,010,581,036  $478,657,382  $359,119,784  $949,013,597
----------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment
 income, (distributions in excess of net
 income), end of period                   $   (8,156,734) $   (7,742,455) $  (47,434,621) $(27,526,822) $(25,221,445) $(64,048,128)
                                          ==============  ==============  ==============  ============  ============  ============

CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------------------------------------------
    Shares sold                               15,012,854      15,106,616      44,109,226     4,790,586     5,873,543    14,550,574
    Shares reinvested                                 --      18,379,336      14,892,921            --     8,473,439     8,106,672
    Shares redeemed                          (17,006,118)    (43,177,704)    (39,167,676)   (5,327,807)  (14,285,921)  (17,762,117)
                                          --------------  --------------  --------------  ------------  ------------  ------------
        NET SHARE ACTIVITY                    (1,993,264)     (9,691,752)     19,834,471      (537,221)       61,061     4,895,129
                                          ==============  ==============  ==============  ============  ============  ============

  STATEMENTS OF CHANGES IN NET ASSETS

                                                    GOLD AND PRECIOUS METALS FUND
                                             -------------------------------------------
                                              SIX MONTHS     PERIOD ENDED    YEAR ENDED
                                                 ENDED       DECEMBER 31,     JUNE 30,
                                             JUNE 30, 2009     2008(a)          2008
                                              (UNAUDITED)

INCREASE (DECREASE)
 IN NET ASSETS
FROM OPERATIONS:
----------------------------------------------------------------------------------------
    Net investment income (loss)             $ (1,049,831)   $   (612,057)  $   (892,947)
    Net realized gain (loss)                    6,874,144     (45,658,084)    45,556,108
    Net unrealized appreciation
      (depreciation)                           21,733,129     (37,631,473)     2,976,851
                                             ------------    ------------   ------------
        NET INCREASE (DECREASE) IN NET
          ASSETS FROM OPERATIONS               27,557,442     (83,901,614)    47,640,012

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------
    From net investment income                         --              --             --
    From net capital gains                             --     (11,619,090)   (25,521,881)
    Tax return of capital                              --              --             --
                                             ------------    ------------   ------------
        TOTAL DISTRIBUTIONS TO
          SHAREHOLDERS                                 --     (11,619,090)   (25,521,881)

FROM CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------
    Proceeds from shares sold                  34,284,579      83,548,879    182,890,757
    Distributions reinvested                           --      10,904,039     24,120,907
    Proceeds from short-term trading
      fees                                         30,030          65,548        127,619
                                             ------------    ------------   ------------
                                               34,314,609      94,518,466    207,139,283
    Cost of shares redeemed                   (46,399,857)    (65,814,015)  (148,997,522)
                                             ------------    ------------   ------------
        NET INCREASE (DECREASE) IN NET
        ASSETS FROM CAPITAL SHARE
        TRANSACTIONS                          (12,085,248)     28,704,451     58,141,761

----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          15,472,194     (66,816,253)    80,259,892
----------------------------------------------------------------------------------------

NET ASSETS
Beginning of year                             192,205,564     259,021,817    178,761,925

----------------------------------------------------------------------------------------
END OF PERIOD                                $207,677,758    $192,205,564   $259,021,817
----------------------------------------------------------------------------------------
Accumulated undistributed net investment
 income, (distributions in excess of net
 investment income), end of period           $ (2,247,556)   $ (1,197,725)  $   (796,871)
                                             ============    ============   ============

CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------
    Shares sold                                 3,057,476       7,260,223     10,241,147
    Shares reinvested                                  --       1,295,781      1,635,316
    Shares redeemed                            (4,102,949)     (5,876,426)    (8,730,139)
                                             ------------    ------------   ------------
        NET SHARE ACTIVITY                     (1,045,473)      2,679,578      3,146,324
                                             ============    ============   ============

(a)  for the six-month fiscal period ended December 31, 2008
(b)  for the two-month fiscal period ended December 31, 2008

See accompanying notes to financial statements.

164


                                                      EASTERN EUROPEAN FUND                      GLOBAL EMERGING MARKETS FUND
                                         ----------------------------------------------   -----------------------------------------
                                          SIX MONTHS     PERIOD ENDED      YEAR ENDED      SIX MONTHS    PERIOD ENDED   YEAR ENDED
                                             ENDED       DECEMBER 31,     OCTOBER 31,         ENDED      DECEMBER 31,   OCTOBER 31,
                                         JUNE 30, 2009     2008(b)            2008        JUNE 30, 2009    2008(b)         2008
                                          (UNAUDITED)                                      (UNAUDITED)

INCREASE (DECREASE)
 IN NET ASSETS
FROM OPERATIONS:
-----------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)         $  2,961,539   $   (1,756,193)  $   (1,857,811)   $    24,099   $   (19,625)   $  (399,157)
    Net realized gain (loss)             (214,920,848)     (82,059,126)      10,880,465     (5,022,477)   (2,933,938)    (4,956,114)
    Net unrealized appreciation
      (depreciation)                      288,807,410       (2,066,670)    (828,852,508)     6,966,489     1,809,552    (27,053,864)
                                         ------------   --------------   --------------    -----------   -----------    -----------
        NET INCREASE (DECREASE) IN NET
          ASSETS FROM OPERATIONS           76,848,101      (85,881,989)    (819,829,854)     1,968,111    (1,144,011)   (32,409,135)

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------------------------
    From net investment income                     --               --               --             --            --     (1,235,838)
    From net capital gains                         --               --     (273,627,367)            --            --     (8,418,305)
    Tax return of capital                          --               --               --             --      (147,530)            --
                                         ------------   --------------   --------------    -----------   -----------    -----------
        TOTAL DISTRIBUTIONS TO
          SHAREHOLDERS                             --               --     (273,627,367)            --      (147,530)    (9,654,143)

FROM CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold              29,537,615       24,488,731      269,122,580      1,173,126       176,198     11,160,939
    Distributions reinvested                       --               --      266,926,394             --       137,693      9,156,240
    Proceeds from short-term trading
      fees                                    178,568          108,582        1,599,093          3,565         1,230        116,466
                                         ------------   --------------   --------------    -----------   -----------    -----------
                                           29,716,183       24,597,313      537,648,067      1,176,691       315,121     20,433,645
    Cost of shares redeemed               (63,234,434)     (36,889,330)    (611,403,256)    (1,291,497)   (1,068,774)   (26,283,342)
                                         ------------   --------------   --------------    -----------   -----------    -----------
        NET INCREASE (DECREASE) IN NET
        ASSETS FROM CAPITAL SHARE
        TRANSACTIONS                      (33,518,251)     (12,292,017)     (73,755,189)      (114,806)     (753,653)    (5,849,697)

-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS      43,329,850      (98,174,006)  (1,167,212,410)     1,853,305    (2,045,194)   (47,912,975)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of year                         317,320,155      415,494,161    1,582,706,571      9,662,755    11,707,949     59,620,924

-----------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                            $360,650,005   $  317,320,155   $  415,494,161    $11,516,060   $ 9,662,755    $11,707,949
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment
 income, (distributions in excess of net
 investment income), end of period       $  2,961,533   $           (6)  $       (1,796)   $    24,099   $        --    $      (300)
                                         ============   ==============   ==============    ===========   ===========    ===========

CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------------------------------------
    Shares sold                             4,756,002        3,727,676       17,749,450        204,080        32,218        739,179
    Shares reinvested                              --               --       16,352,444             --        26,789        570,838
    Shares redeemed                       (12,705,332)      (7,172,967)     (48,093,690)      (241,308)     (203,613)    (2,064,625)
                                         ------------   --------------   --------------    -----------   -----------    -----------
        NET SHARE ACTIVITY                 (7,949,330)      (3,445,291)     (13,991,796)       (37,228)     (144,606)      (754,608)
                                         ============   ==============   ==============    ===========   ===========    ===========

  STATEMENTS OF CHANGES IN NET ASSETS

                                                           CHINA REGION FUND
                                              --------------------------------------------
                                               SIX MONTHS      PERIOD ENDED    YEAR ENDED
                                                  ENDED        DECEMBER 31,     JUNE 30,
                                              JUNE 30, 2009      2008(a)          2008
                                               (UNAUDITED)

INCREASE (DECREASE)
 IN NET ASSETS
FROM OPERATIONS:
------------------------------------------------------------------------------------------
    Net investment income (loss)               $    11,603     $  (128,137)    $  (301,827)
    Net realized gain (loss)                     1,575,027     (25,290,168)      8,268,285
    Net unrealized appreciation
    (depreciation)                               8,803,845      (3,141,768)    (21,280,538)
                                               -----------     -----------     -----------
        NET INCREASE (DECREASE) IN NET
        ASSETS FROM OPERATIONS                  10,390,475     (28,560,073)    (13,314,080)

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------
    From net investment income                          --              --        (862,509)
    From net capital gains                              --              --     (24,776,876)
    Tax return of capital                               --              --      (1,395,287)
                                               -----------     -----------     -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS             --              --     (27,034,672)

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------
    Proceeds from shares sold                   10,662,535       6,720,245      87,256,997
    Distributions reinvested                            --              --      26,049,930
    Proceeds from short-term trading fees           58,902          59,386         363,983
                                               -----------     -----------     -----------
                                                10,721,437       6,779,631     113,670,910
    Cost of shares redeemed                     (9,353,489)    (20,981,063)    (86,017,501)
                                               -----------     -----------     -----------
        NET INCREASE (DECREASE) IN NET
        ASSETS FROM CAPITAL SHARE
        TRANSACTIONS                             1,367,948     (14,201,432)     27,653,409

------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS           11,758,423     (42,761,505)    (12,695,343)
------------------------------------------------------------------------------------------

NET ASSETS
Beginning of year                               38,347,870      81,109,375      93,804,718

------------------------------------------------------------------------------------------
END OF PERIOD                                  $50,106,293     $38,347,870     $81,109,375
------------------------------------------------------------------------------------------
Distributions in excess of net investment
 income, end of period                         $  (710,694)    $  (722,297)    $(1,910,999)
                                               ===========     ===========     ===========

CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------
    Shares sold                                  1,844,648         979,972       6,246,450
    Shares reinvested                                   --              --       2,136,992
    Shares redeemed                             (1,625,167)     (3,044,240)     (6,934,355)
                                               -----------     -----------     -----------
        NET SHARE ACTIVITY                         219,481      (2,064,268)      1,449,087
                                               ===========     ===========     ===========

(a)  for the six-month fiscal period ended December 31, 2008

See accompanying notes to financial statements.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2009

NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

 U.S. Global Investors Funds (Trust), consisting of thirteen separate funds (Funds), is organized as a Delaware statutory trust. Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. All Funds are diversified with the exception of Global Resources, World Precious Minerals, Gold and Precious Metals, Eastern European, Global Emerging Markets and China Region. A nondiversified fund may invest a significant portion of its assets in a small number of companies.

 Four of the Funds, Holmes Growth Fund, Global MegaTrends Fund,
 Eastern European Fund and Global Emerging Markets Fund, were formerly in the U.S. Global Accolade Funds Trust. Recent organizational and contractual changes have occurred for the Trust and the Funds. See Note 3 for more information about these changes.

 Effective December 31, 2008, the fiscal year for all Funds in the Trust changed to December 31. The four Funds previously in the Accolade trust had a fiscal year that ended October 31. The fiscal period ended December 31, 2008, presented in these financial statements is a two-month period for these Funds. The nine funds originally in the U.S. Global Investors Funds Trust (U.S. Treasury Securities Cash, U.S. Government Securities Savings, Near-Term Tax Free, Tax Free, All American Equity, Global Resources, World Precious Minerals, Gold and Precious Metals and China Region) had a fiscal year that ended June 30. The fiscal period ended December 31, 2008, presented is a six-month period for these Funds.

 The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S.
 generally accepted accounting principles.

 A. SECURITY VALUATIONS
 The Funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange of its market at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last bid and ask quotation. Short-term investments with effective maturities of sixty days or less at the date of purchase may be valued at amortized cost, which approximates market value. Investments of U.S. Treasury Securities Cash and U.S. Government Securities Savings Funds are valued at amortized cost. An independent pricing service values municipal securities, long-term U.S. Government obligations and corporate debt securities using a system based on such factors as credit rating, maturity, coupon and type of security to determine fair value.

 B. FAIR VALUED SECURITIES
 Securities for which market quotations are not readily available or which are subject to legal restrictions are valued at their fair value as determined in good

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2009

 faith under consistently applied procedures under the general supervision of the Board of Trustees. The following factors are generally considered in determining fair value: nature and duration of any trading restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management's judgment regarding the market experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer's management, quality of the underlying property based on review of independent geological studies (if applicable), the extent of a Fund's investment in the trading securities of the issuer; and other relevant matters. The fair values may differ from what would have been used had a broader market for these securities existed.

 For securities traded on international exchanges, if events which may materially affect the value of a Fund's securities occur after the close of the primary exchange and before a Fund's net asset value is next determined, then those securities will be valued at their fair value as determined in good faith under the supervision of the Board of Trustees. The Funds may use a systematic fair value model provided by an independent third party to value international securities.

 C. SECURITY TRANSACTIONS AND INVESTMENT INCOME
 Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of the ex-dividend date in the exercise of reasonable diligence. Interest income, which may include original issue discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

 The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate the liquid assets on their books collateral with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

 The equity Funds may invest in private placements and initial public offerings (IPOs), the volatility of which may significantly affect performance. There is no guarantee that these high-risk investments will affect a Fund's performance in the same way in the future.

 D. REPURCHASE AGREEMENTS
 The Funds may enter into repurchase agreements with recognized financial institutions or registered broker-dealers and, in all instances, hold as collateral, underlying securities with a value exceeding the principal amount of the repurchase

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2009

 obligation. The Funds use joint tri-party repurchase agreement accounts where uninvested cash is collectively invested in repurchase agreements, and each participating Fund owns an undivided interest in the account.

 E. FOREIGN CURRENCY TRANSACTIONS
 Some Funds may invest in securities of foreign issuers. The accounting records of these Funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

 F. FEDERAL INCOME TAXES
 The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each Fund may be subject to foreign taxes on income and gains on investments, which are accrued based on the Fund's understanding of the tax rules and regulations in the foreign markets.

 The Funds have adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48). This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority. FIN 48 requires management of the Funds to evaluate tax positions taken (or expected to be taken) in the Funds' tax returns and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Tax years 2005 through 2008 remain subject to examination by major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts. The Funds have no examinations in progress. As of and during the six-month period ended June 30, 2009, the Funds did not have a liability for unrecognized tax benefits.

 G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2009


 The Funds generally pay income dividends and distribute capital gains, if any, annually. The U.S. Treasury Securities Cash and U.S. Government Securities Savings Funds accrue dividends on a daily basis with payment monthly. The Tax Free and Near-Term Tax Free Funds pay monthly dividends. Dividends and distributions payable at period end are processed for reinvestment on the following business day. A Fund may elect to designate a portion of the earnings and profits distributed to shareholders on the redemption of fund shares during the year as distributions for federal income tax purposes.

 H. EXPENSES
 Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Expense offset arrangements have been made with the Funds' custodian so the custodian fees may be paid indirectly by credits earned on the Funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

 I. SHORT-TERM TRADING (REDEMPTION) FEES
 Shares held in the All American Equity Fund 30 days or less are subject to a short-term trading fee equal to 0.10% of the proceeds of the redeemed shares. Shares held in the Holmes Growth, Global MegaTrends and Global Resources Funds 30 days or less are subject to a short-term trading fee equal to 0.25% of the proceeds of the redeemed shares. Shares held in the World Precious Minerals and Gold and Precious Metals Funds 30 days or less are subject to a short-term trading fee equal to 0.50% of the proceeds of the redeemed shares. Shares held in the Eastern European and Global Emerging Markets Funds 180 days or less are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. Shares held in the China Region Fund 180 days or less are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. These fees, which are retained by the Funds, are accounted for as an addition to paid-in capital.

 J. USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 K. SUBSEQUENT EVENTS EVALUATION
 Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through August 21, 2009, the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2009

 L. NEW ACCOUNTING PRONOUNCEMENTS
 In April 2009, the Financial Accounting Standards Board (FASB) issued FASB Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4). FSP 157-4 amended SFAS 157 to provide additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. The Funds have adopted the provisions of FSP 157-4, and the additional disclosure requirements have been incorporated in the Notes to Portfolios.

 The Funds adopted Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), effective January 1, 2009. SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

 In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (SFAS 165). SFAS 165 requires the Funds to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet, including the estimates inherent in the process of preparing financial statements. The Funds have adopted the provisions of SFAS 165 for these financial statements.

NOTE 2: FINANCIAL DERIVATIVE INSTRUMENTS

 A. OPTIONS CONTRACTS
 Equity Funds may purchase or write (sell) options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations.

 A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer of the option the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price.

 Purchasing a put option tends to decrease a Fund's exposure to the underlying instrument, whereas purchasing a call option tends to increase a Fund's exposure

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2009

 to the underlying instrument. A Fund pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid to purchase options which expire are treated as realized losses. Premiums paid to purchase options which are exercised or closed are added to the cost of securities acquired or the proceeds from securities sold. The risk associated with purchasing put and call options is limited to the premium paid.

 The Funds will realize a loss equal to all or a part of the premium paid for an option if the price of the underlying security or other instrument decreases or does not increase by more than the premium (in the case of a call option), or if the price of the underlying security or other instrument increases or does not decrease by more than the premium (in the case of a put option).

 Writing a put option tends to increase a Fund's exposure to the underlying instrument, whereas writing a call option tends to decrease a Fund's exposure to the underlying instrument. The premium received is recorded as liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying transaction to determine the realized gain or loss. Written options include a risk of loss in excess of the option premium. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased
 (put) and thus bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

 A Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the market for that particular option. There can be no guarantee that a Fund will be able to close out an option position when desired. An inability to close out its options positions may reduce a Fund's anticipated profits or increase its losses.

 As of June 30, 2009, portfolio securities valued at $662,850, $2,100,975, $91,850, $15,719,800, $14,107,280, $6,323,635,
 $7,683,800 and $692,075 were held in escrow by the custodian as cover for call options written for the All American Equity Fund, Holmes Growth Fund, Global MegaTrends Fund, Global Resources Fund, World Precious Minerals Fund, Gold and Precious Metals Fund, Eastern European Fund and Global Emerging Markets Fund, respectively.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2009

 Transactions in written call options during the period ended June 30, 2009, were as follows:

                                                   ALL AMERICAN                   HOLMES
                                                   EQUITY FUND                 GROWTH FUND
                                            -----------------------------------------------------
                                              NUMBER OF      PREMIUMS    NUMBER OF     PREMIUMS
                                              CONTRACTS      RECEIVED    CONTRACTS     RECEIVED

  Options outstanding at December 31, 2008         --       $      --          --    $         --
  Options written                                 549          81,194       1,024         187,810
  Options closed                                   --              --          --              --
  Options expired                                (204)        (33,258)       (179)        (63,430)
  Options exercised                               (35)         (8,177)         --              --
                                               ------       ----------    -------    ------------
  Options outstanding at June 30, 2009            310       $  39,759         845    $    124,380
                                               ======       ==========    =======    ============

                                                      GLOBAL                      GLOBAL
                                                 MEGATRENDS FUND              RESOURCES FUND
                                            -----------------------------------------------------
                                              NUMBER OF      PREMIUMS    NUMBER OF     PREMIUMS
                                              CONTRACTS      RECEIVED    CONTRACTS     RECEIVED

  Options outstanding at December 31, 2008         --       $      --          --    $         --
  Options written                                 142          45,146      77,900      14,876,347
  Options closed                                   --              --     (52,600)    (10,368,668)
  Options expired                                 (32)        (21,112)     (8,150)     (1,358,046)
  Options exercised                                --              --      (4,800)     (1,184,579)
                                               ------       ----------    -------    ------------
  Options outstanding at June 30, 2009            110       $  24,034      12,350    $  1,965,054
                                               ======       ==========    =======    ============

                                                  WORLD PRECIOUS            GOLD AND PRECIOUS
                                                  MINERALS FUND                METALS FUND
                                            -----------------------------------------------------
                                              NUMBER OF      PREMIUMS    NUMBER OF     PREMIUMS
                                              CONTRACTS      RECEIVED    CONTRACTS     RECEIVED

  Options outstanding at December 31, 2008      2,557       $ 180,422       2,193    $    163,402
  Options written                              21,880       3,859,115      18,155       2,541,684
  Options closed                               (9,947)       (946,407)     (8,389)       (748,390)
  Options expired                              (5,576)       (707,513)     (5,543)       (678,303)
  Options exercised                            (4,722)       (469,654)     (4,358)       (437,709)
                                               ------       ----------    -------    ------------
  Options outstanding at June 30, 2009          4,192       $1,915,963      2,058    $    840,684
                                               ======       ==========    =======    ============

                                                     EASTERN                 GLOBAL EMERGING
                                                  EUROPEAN FUND                MARKETS FUND
                                            -----------------------------------------------------
                                              NUMBER OF      PREMIUMS    NUMBER OF     PREMIUMS
                                              CONTRACTS      RECEIVED    CONTRACTS     RECEIVED

  Options outstanding at December 31, 2008         --       $      --          --    $         --
  Options written                               9,400         991,728         345          47,407
  Options closed                               (1,000)       (107,999)         --              --
  Options expired                                  --              --          --              --
  Options exercised                            (1,000)        (62,270)         --              --
                                               ------       ----------    -------    ------------
  Options outstanding at June 30, 2009          7,400       $ 821,459         345    $     47,407
                                               ======       ==========    =======    ============

 B. FORWARD FOREIGN CURRENCY CONTRACTS
 The Funds may enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2009

 forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

 Open forward foreign currency contracts at June 30, 2009, were:

                                     FOREIGN    IN EXCHANGE   SETTLEMENT                UNREALIZED    UNREALIZED
  FUND CONTRACT                     CURRENCY      FOR USD        DATE       VALUE      APPRECIATION (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
  Global Resources Fund
    PURCHASES:
    Canadian Dollars                5,000,100   $4,327,967     07/07/09   $4,299,242     $    --      $(28,725)
    SALES:
    Canadian Dollars                  886,000      790,366     07/02/09      761,790      28,576            --
    Canadian Dollars                  904,000      798,516     07/07/09      777,287      21,229            --
    Canadian Dollars                  737,000      639,036     07/10/09      633,706       5,330            --
    Canadian Dollars                  862,430      749,939     07/13/09      741,571       8,368            --
    Canadian Dollars                  478,400      415,639     07/14/09      411,361       4,278            --
    Canadian Dollars                4,485,000    3,874,061     07/17/09    3,856,582      17,479            --
    Canadian Dollars                  917,600      818,920     07/30/09      789,096      29,824            --
                                                ----------                ----------     -------
                                                 8,086,477                 7,971,393     115,084            --

  World Precious Minerals Fund
    SALES:
    Canadian Dollars                  368,000      319,722     07/14/09      316,431       3,291            --
    Canadian Dollars                4,485,000    3,874,061     07/17/09    3,856,582      17,479            --
                                                ----------                ----------     -------
                                                 4,193,783                 4,173,013      20,770

  Gold and Precious Metals Fund
    SALES:
    Canadian Dollars                4,485,000    3,874,061     07/17/09    3,856,582      17,479            --

 The following is a summary of the valuations of derivative instruments categorized by location in the Statement of Assets and Liabilities as of June 30, 2009:

                                                                                 GLOBAL         GLOBAL
                                             ALL AMERICAN     HOLMES GROWTH    MEGATRENDS      RESOURCES
  LOCATION                                   EQUITY FUND          FUND            FUND           FUND
  ---------------------------------------------------------------------------------------------------------
  ASSET DERIVATIVES
  Investments, at value
      Equity contracts - Note 2 A             $  54,950         $      --       $     --      $ 5,458,628
  Unrealized appreciation on foreign
    currency exchange contracts
      Foreign exchange contracts - Note 2 B          --                --             --          115,084
                                             --------------------------------------------------------------
  TOTAL                                          54,950                --             --         5,573,712
                                             --------------------------------------------------------------

  LIABILITY DERIVATIVES
  Written options at value
      Equity contracts - Note 2 A             $ (61,725)        $(177,925)      $(12,650)     $(1,547,500)
  Unrealized depreciation on foreign
    currency exchange contracts
      Foreign exchange contracts - Note 2 B          --                --             --          (28,725)
                                             --------------------------------------------------------------
  TOTAL                                       $ (61,725)        $(177,925)      $(12,650)     $(1,576,225)
                                             --------------------------------------------------------------


  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2009

                                                                                 EASTERM
                                            WORLD PRECIOUS   GOLD & PRECIOUS    EUROPEAN     GLOBAL EMERGING
  LOCATION                                  MINERALS FUND      METALS FUND        FUND        MARKETS FUND
  ----------------------------------------------------------------------------------------------------------

  ASSET DERIVATIVES
  Investments, at value
      Equity contracts - Note 2 A             $2,488,160        $ 845,740      $   17,500       $     --
  Unrealized appreciation on foreign
    currency exchange contracts
      Foreign exchange contracts - Note 2 B       20,770           17,479              --             --
                                              --------------------------------------------------------------
  TOTAL                                         2,508,930         863,219          17,500             --
                                              --------------------------------------------------------------

  LIABILITY DERIVATIVES
  Written options at value
      Equity contracts - Note 2 A             $ (838,690)       $(418,060)     $(1,233,800)     $(65,750)
  Unrealized depreciation on foreign
    currency exchange contracts
      Foreign exchange contracts - Note 2 B           --               --              --             --
                                              --------------------------------------------------------------
  TOTAL                                       $ (838,690)       $(418,060)     $(1,233,800)     $(65,750)

 The following is a summary of the effect of derivative instruments on the Statement of Operations for the six-month period ending June 30, 2009:

                                                                                 GLOBAL         GLOBAL
                                             ALL AMERICAN     HOLMES GROWTH    MEGATRENDS      RESOURCES
  LOCATION                                   EQUITY FUND          FUND            FUND           FUND
  ---------------------------------------------------------------------------------------------------------

  REALIZED GAIN/(LOSS) ON DERIVATIVES
    RECOGNIZED IN INCOME
  Realized gain (loss) from securities
      Equity contracts                         $(11,480)        $152,055        $25,164      $(17,992,309)
  Realized gain on written options
      Equity contracts                           41,435           63,430         21,112         3,007,527
  Net realized gain (loss) on foreign
    currency transactions
      Foreign exchange contracts                     --               --             --            27,596
                                             --------------------------------------------------------------
                                                 29,955           215,485        46,276       (14,957,186)
                                             --------------------------------------------------------------

  CHANGE IN UNREALIZED APPRECIATION/
    (DEPRECIATION) ON DERIVATIVES
    RECOGNIZED IN INCOME
  Net change in unrealized appreciation
    (depreciation) on investments
  Equity contracts                             $  3,088         $     --        $    --      $  9,857,872
  Net change in unrealized appreciation
    (depreciation) on options written
      Equity contracts                          (21,966)         (53,545)        11,384           417,554
  Net change in unrealized appreciation
    (depreciation) on translation of
    assets and liabilities denominated in
    foreign currencies
                                                     --               --             --            86,359
      Foreign exchange contracts             --------------------------------------------------------------
                                                (18,878)         (53,545)        11,384        10,361,785
                                             --------------------------------------------------------------
  TOTAL                                        $ 11,077         $161,940        $57,660      $ (4,595,401)
                                             --------------------------------------------------------------

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2009

                                                                                EASTERM
                                            WORLD PRECIOUS   GOLD & PRECIOUS    EUROPEAN    GLOBAL EMERGING
  LOCATION                                  MINERALS FUND      METALS FUND        FUND       MARKETS FUND
  ---------------------------------------------------------------------------------------------------------

  REALIZED GAIN/(LOSS) ON DERIVATIVES
    RECOGNIZED IN INCOME
  Realized gain (loss) from securities
      Equity contracts                       $(4,824,181)      $(4,364,262)    $      --       $     --
  Realized gain on written options
      Equity contracts                         1,605,957         1,420,118       150,069             --
  Net realized gain (loss) on foreign
    currency transactions
      Foreign exchange contracts                (138,907)          (11,945)            9             --
                                             --------------------------------------------------------------
                                              (3,357,131)       (2,956,089)      150,078             --
                                             --------------------------------------------------------------

  CHANGE IN UNREALIZED APPRECIATION/
    (DEPRECIATION) ON DERIVATIVES
    RECOGNIZED IN INCOME
  Net change in unrealized appreciation
    (depreciation) on investments
      Equity contracts                       $(1,396,222)      $   937,091     $ (58,250)      $     --
  Net change in unrealized appreciation
    (depreciation) on options written
      Equity contracts                         1,086,051           452,522      (412,340)       (18,343)
  Net change in unrealized appreciation
    (depreciation) on translation of
    assets and liabilities denominated in
    foreign currencies
                                                  20,770            17,479            (6)            --
      Foreign exchange contracts             --------------------------------------------------------------
                                                (289,401)        1,407,092      (470,596)       (18,343)
                                             --------------------------------------------------------------
  TOTAL                                      $(3,646,532)      $(1,548,997)    $(320,518)      $(18,343)
                                             --------------------------------------------------------------

NOTE 3: RELATED PARTY TRANSACTIONS

 U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through September 30, 2010, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each Fund according to its investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the Funds, is the controlling owner of the Adviser.

 A special meeting of shareholders of U.S. Global Investors Funds and U.S. Global Accolade Funds was held on September 23, 2008, to consider several proposals. The new proposals were approved effective October 1, 2008, and included (i) a reorganization of U.S. Global Investors Funds and U.S. Global Accolade Funds from two separate Massachusetts business trusts into a single Delaware statutory trust under the name U.S. Global Investors Funds, (ii) a new advisory agreement, (iii) a new administrative services agreement and (iv) a new distribution plan for the equity funds under which a subsidiary of the Adviser will be paid a fee at an annual rate of 0.25 percent of the average daily net assets of each fund.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2009

 For the services of the Adviser, each Fund pays a management fee based upon its net assets. Fees are accrued daily and paid monthly. The contractual management fee for each fund, effective October 1, 2008, is:

                                                 ANNUAL PERCENTAGE OF
                 FUND                          AVERAGE DAILY NET ASSETS
  ----------------------------------------------------------------------------
  U.S. Treasury Securities Cash and     .50% of the first $250,000,000 and
  U.S. Government Securities Savings    .375% of the excess
  Near-Term Tax Free                    0.50%
  Tax Free                              .75% of the first $250,000,000 and
                                        .50% of the excess
  All American Equity                   .80% of the first $500,000,000 and
                                        .75% of the excess
  Holmes Growth and Global MegaTrends   1.00%
  Global Resources                      .95% of the first $500,000,000;
                                        .90% of $500,000,001 to $1,000,000,000
                                        and .85% of the excess
  World Precious Minerals               1.00% of the first $500,000,000;
                                        .95% of $500,000,001 to $1,000,000,000
                                        and .90% of the excess
  Gold and Precious Metals              .90% of the first $500,000,000
                                        and .85% of the excess
  Eastern European                      1.25%
  Global Emerging Markets               1.375%
  China Region                          1.25%

 Prior to October 1, 2008, the management fees were the same as above except as follows:

                                            ANNUAL PERCENTAGE OF
                                          AVERAGE DAILY NET ASSETS
               FUND                      (PRIOR TO OCTOBER 1, 2008)
  -----------------------------------------------------------------------
  All American Equity              .75% of the first $250,000,000 and
                                   .50% of the excess

  Global Resources                 1.00% of the first $250,000,000 and
                                   .50% of the excess

  World Precious Minerals          1.00% of the first $250,000,000 and
                                   .50% of the excess

  Gold and Precious Metals         .75% of the first $250,000,000 and
                                   .50% of the excess

 The new advisory agreement for the equity Funds also provides for a base advisory fee that will be adjusted upwards or downwards by
 0.25 percent if there is

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2009

 a performance difference of 5 percent or more between a Funds's performance and that of its designated benchmark index over the prior rolling 12 months. This performance fee will be effective
 October 1, 2009.

 Effective October 1, 2008, administrative services that were part of the advisory agreement were removed and became the subject of a separate agreement. Under the new administrative services agreement, the Funds no longer reimburse the Adviser for certain legal and administrative services, but instead pay compensation at an annual rate of 0.08 percent of the average daily net assets of each Fund for administrative services provided.

 Prior to October 1, 2008, Holmes Growth, Global MegaTrends, Eastern European and Global Emerging Markets Funds had adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 that allowed an annual fee of up to 0.25% of its average net assets to be used for, or to reimburse the Adviser for, expenditures in connection with sales and promotional services related to the distribution of each Fund's shares. A portion of this fee could be reallowed to securities dealers, banks and other financial institutions for the distribution of shares and providing shareholder support services. Distribution expenses paid by the Adviser or other third parties in prior periods that exceeded 0.25% of net assets could be paid by the Fund with distribution expenses accrued in current or future periods, so long as the 0.25% limitation was never exceeded. Effective October 1, 2008, all equity Funds in the Trust adopted a new distribution plan which a subsidiary of the Adviser is paid a fee at an annual rate of 0.25% of the average daily net assets of each Fund.

 The Adviser has agreed to reimburse specific funds so that their total operating expenses will not exceed certain annual percentages of average net assets. The expenses for the six months ended June 30, 2009, were limited as follows: U.S. Treasury Securities Cash Fund at 1.00%, U.S. Government Securities Savings Fund at 0.45%, Near-Term Tax Free Fund at 0.45%, Tax Free Fund at 0.70%, All American Equity Fund at 1.75%, Holmes Growth Fund at 1.75%, Global MegaTrends Fund at 1.85% (effective May 12, 2008), Global Resources Fund, World Precious Minerals Fund, and Gold and Precious Metals Funds at 1.50% (effective October 1, 2008), Eastern European Fund at 2.25% (effective October 1, 2008), Global Emerging Markets Fund at 2.50% (effective February 28, 2007) and China Region Fund at 2.00% (effective October 1, 2008). These contractual limitations continue through September 30, 2009; however, they may be revised at any time by the Funds' Board of Trustees.

 As of March 19, 2008, the Adviser voluntarily agreed to waive fees and/or reimburse U.S. Treasury Securities Cash Fund and U.S. Government Securities Savings Fund to the extent necessary to maintain the respective Fund's yield at a certain level as determined by the Adviser (Minimum Yield). The Adviser may recapture any fees waived and/or expenses reimbursed within three years after the

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2009

 end of the fiscal year of such waiver and/or reimbursement to the extent that such recapture would not cause the Fund's yield to fall below the Minimum Yield. For the six months ended June 30, 2009, fees waived and/or expenses reimbursed as a result of this agreement were $367,058 and $15,718 for the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund, respectively. These amounts are recoverable by the Adviser through December 31, 2012. In addition, $170,642 is recoverable by the Adviser from the U.S. Treasury Securities Cash Fund through December 31, 2011, for fees waived and/or expenses reimbursed in the prior fiscal year.

 Prior to November 7, 2008, for the Eastern European Fund and Global Emerging Markets Fund, the Adviser contracted with and compensated subadviser Charlemagne Capital (IOM) Limited to serve in the execution of the Adviser's investment responsibilities. Effective November 7, 2008, the Adviser took over the day-to-day management of both the Eastern European Fund and the Global Emerging Markets Fund. Charlemagne continues to provide non-discretionary advisory services to the Adviser, but is not responsible for the investment or management of the Funds' assets.

 United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is the transfer agent for the Funds. Each Fund pays an annual fee based on the number of shareholder accounts, certain base fees and transaction-and activity-based fees for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds. Effective October 1, 2008, as noted above, the Funds no longer reimburse the Adviser for in-house legal and administration services as those services are included in the administrative services agreement. The Adviser was reimbursed for services of the Funds' Chief Compliance Officer during the six months ended June 30, 2009, in the amount of $84,878. The Funds will continue to reimburse the Adviser for certain compliance services.

 Brown Brothers Harriman & Co. (BBH) serves as the custodian, fund accounting and administration service agent with a fee structure based on average net assets of the Funds, certain base fees and transaction-based fees.

 The independent Trustees receive compensation for serving on the Board. Trustees serving as Chairman of the Board or a special committee or as a member of a committee receive additional compensation. Trustees are also reimbursed for out-of-pocket expenses incurred while attending meetings. Frank E. Holmes receives no compensation from the Funds for serving on the Board.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2009

NOTE 4: INVESTMENTS

 Cost of purchases and proceeds from sales of long-term securities for the six months ended June 30, 2009, are summarized as follows:

                   FUND                     PURCHASES         SALES
  ----------------------------------------------------------------------
  Near-Term Tax Free                       $  4,318,870   $       35,000
  Tax Free                                    1,750,602           25,000
  All American Equity                        26,888,788       28,680,058
  Holmes Growth                              29,086,458       30,526,555
  Global MegaTrends                          12,216,826       11,777,050
  Global Resources                          549,236,448      569,141,760
  World Precious Minerals                   108,084,738      167,411,062
  Gold and Precious Metals                  105,948,935      146,720,764
  Eastern European                           89,838,522      151,442,514
  Global Emerging Markets                     5,384,617        6,642,361
  China Region                               66,779,820       65,929,145

 U.S. Treasury Securities Cash and U.S. Government Securities
 Savings held only short-term investments. The Funds neither purchased nor sold long-term U.S. government securities during the period.

 Investments in foreign issuers as a percent of total investments at June 30, 2009, were: 16.60% of All American Equity, 25.69% of Holmes Growth, 66.82% of Global MegaTrends, 47.78% of Global Resources, 90.93% of World Precious Minerals, 67.20% of Gold and Precious Metals, 99.99% of Eastern European, 99.48% of Global Emerging Markets and 99.27% of China Region.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2009

NOTE 5: TAX INFORMATION

 The following table presents the income tax basis of securities owned at June 30, 2009, and the tax basis components of net unrealized appreciation (depreciation):

                                                 GROSS           GROSS       NET UNREALIZED
                                 AGGREGATE     UNREALIZED     UNREALIZED     APPRECIATION/
              FUND                TAX COST    APPRECIATION   DEPRECIATION    (DEPRECIATION)
  -----------------------------------------------------------------------------------------
  U.S. Treasury Securities
  Cash                          $110,072,509  $        --    $          --   $          --
  U.S. Government Securities
  Savings                        292,448,338           --               --              --
  Near-Term Tax Free              15,841,091      428,354         (119,351)        309,003
  Tax Free                        18,091,173      632,484         (613,393)         19,091
  All American Equity             11,340,711    1,682,277         (330,819)      1,351,458
  Holmes Growth                   27,718,552    5,184,108       (2,125,297)      3,058,811
  Global MegaTrends               23,647,750    3,102,726       (3,172,776)        (70,050)
  Global Resources               644,913,872   72,109,486     (160,770,256)    (88,660,770)
  World Precious Minerals        538,405,456   74,952,401     (195,951,400)   (120,998,999)
  Gold and Precious Metals       203,666,102   28,882,231      (24,979,661)      3,902,570
  Eastern European               404,696,652   30,811,250     (126,409,815)    (95,598,565)
  Global Emerging Markets         11,642,587    1,618,721       (3,499,654)     (1,880,933)
  China Region                    38,955,232    8,169,745         (887,157)      7,282,588

 As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

                              UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED   NET UNREALIZED
                               TAX-EXEMPT       ORDINARY        LONG-TERM      APPRECIATION
             FUND                INCOME          INCOME       CAPITAL GAINS   (DEPRECIATION)
  ------------------------------------------------------------------------------------------
  U.S. Treasury Securities
    Cash                         $    --        $     --           $--        $          --
  U.S. Government Securities
    Savings                           --         461,309            --                   --
  Near-Term Tax Free              11,456           9,769            --              157,005
  Tax Free                         5,389          29,135            --             (220,198)
  All American Equity                 --          97,543            --             (664,310)
  Holmes Growth                       --              --            --           (6,637,577)
  Global MegaTrends                   --              --            --           (4,804,789)
  Global Resources                    --              --            --         (319,696,142)
  World Precious Minerals             --              --            --         (274,773,868)
  Gold and Precious Metals            --              --            --          (24,012,612)
  Eastern European                    --              --            --         (427,838,457)
  Global Emerging Markets             --              --            --           (9,944,916)
  China Region                        --              --            --           (3,169,172)

 The differences between book-basis and tax-basis unrealized appreciation (depreciation) for All American Equity, Holmes Growth, Global MegaTrends, Global Resources, World Precious Minerals, Gold and Precious Metals, Eastern European, Global Emerging Markets and China Region Funds are attributable primarily to the tax deferral of losses on wash sales, investment in passive foreign investment companies (PFIC), forwards marked to markets, unreversed return of

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2009

 capital in Canadian Trusts, adjustments for partnerships, tax straddle loss deferrals on written options, and adjustments for grantor trusts.

 Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the period ended December 31, 2008, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                       ACCUMULATED NET     ACCUMULATED NET      PAID-IN
                FUND                  INVESTMENT INCOME     REALIZED GAIN       CAPITAL
  ----------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash          $       630        $         --      $       (630)
  U.S. Government Securities Savings          58,028             (58,028)               --
  Near-Term Tax Free                              --              59,454           (59,454)
  Tax Free                                        --             234,550          (234,550)
  All American Equity                             --                  --                --
  Holmes Growth                               14,866          24,293,638       (24,308,504)
  Global MegaTrends                           33,563                (167)          (33,396)
  Global Resources                        41,408,717         (34,934,009)       (6,474,708)
  World Precious Minerals                 40,877,286         (20,021,016)      (20,856,270)
  Gold and Precious Metals                   211,203          (1,403,245)        1,192,042
  Eastern European                         1,757,983             683,630        (2,441,613)
  Global Emerging Markets                    167,455                 306          (167,761)
  China Region                             1,316,839            (560,383)         (756,456)

 The tax character of distributions paid during the six months ended June 30, 2009, were as follows:

                                  TAX-EXEMPT     ORDINARY       LONG-TERM     TAX RETURN
          FUND                      INCOME        INCOME      CAPITAL GAINS   OF CAPITAL      TOTAL
  ----------------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash    $     --     $    5,846     $        --     $     --    $     5,846
  U.S. Government Securities
   Savings                               --        321,660              --           --        321,660
  Near-Term Tax Free                208,239         16,074              --           --        224,313
  Tax Free                          323,066         23,953              --           --        347,019
  All American Equity                    --             --              --           --             --
  Holmes Growth                          --             --              --           --             --
  Global MegaTrends                      --             --              --           --             --
  Global Resources                       --             --              --           --             --
  World Precious Minerals                --             --              --           --             --
  Gold and Precious Metals               --             --              --           --             --
  Eastern European                       --             --              --           --             --
  Global Emerging Markets                --             --              --           --             --
  China Region                           --             --              --           --             --

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2009

 The tax character of distributions paid during the fiscal year ended December 31, 2008, were as follows:

                                  TAX-EXEMPT     ORDINARY       LONG-TERM     TAX RETURN
            FUND                    INCOME        INCOME      CAPITAL GAINS   OF CAPITAL      TOTAL
  ----------------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash    $     --     $  259,483     $        --     $     --    $   259,483
  U.S. Government Securities
   Savings                               --      2,801,889              --           --      2,801,889
  Near-Term Tax Free                183,663         39,343              --           --        223,006
  Tax Free                          324,296         31,085              --           --        355,381
  All American Equity                    --          6,594              --           --          6,549
  Holmes Growth                          --             --              --           --             --
  Global MegaTrends                      --             --              --       25,988         25,988
  Global Resources                       --     10,465,142      85,843,436           --     96,308,578
  World Precious Minerals                --             --      61,845,712           --     61,845,712
  Gold and Precious Metals               --      5,098,335       6,520,755           --     11,619,090
  Eastern European                       --             --              --           --             --
  Global Emerging Markets                --             --              --      147,530        147,530
  China Region                           --             --              --           --             --

 The tax character of distributions paid during the fiscal year ended June 30, 2008, were as follows:

                                  TAX-EXEMPT     ORDINARY       LONG-TERM      TAX RETURN
           FUND                     INCOME        INCOME      CAPITAL GAINS    OF CAPITAL       TOTAL
  -------------------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash    $     --     $2,910,606    $         --    $         --   $  2,910,606
  U.S. Government Securities
   Savings                               --     15,993,388              --              --     15,993,388
  Near-Term Tax Free                397,725         61,285              --              --        459,010
  Tax Free                          598,358         69,833              --              --        668,191
  All American Equity                    --      2,184,301         518,139         110,537      2,812,977
  Global Resources                       --     149,122,250    105,446,649              --    254,568,899
  World Precious Minerals                --     120,839,685     82,005,547              --    202,845,232
  Gold and Precious Metals               --      1,341,359      24,180,522              --     25,521,881
  China Region                           --     23,799,607       1,839,778       1,395,287     27,034,672

 The tax character of distributions paid during the fiscal year ended October 31, 2008, were as follows:

                                                ORDINARY       LONG-TERM
                     FUND                        INCOME      CAPITAL GAINS      TOTAL
  ---------------------------------------------------------------------------------------

  Holmes Growth                                $       --    $         --    $         --
  Global MegaTrends                                    --       1,317,151       1,317,151
  Eastern European                             55,221,730     218,405,637     273,627,367
  Global Emerging Markets                       5,732,993       3,921,150       9,654,143

 Net realized capital loss carryforwards, for federal income tax purposes, may be used to offset current or future capital gains until expiration. The Funds' tax-basis capital gains and losses are determined only at the end of each fiscal year. The loss

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2009

 carryforwards and related expiration dates for each fund, as of December 31, 2008, are as follows:

                                                                         EXPIRATION DATE
                                                              --------------------------------------
                 FUND                                            2009      2010    2011       2012
  --------------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash                               $       --   $285   $    --   $     --
  U.S. Government Securities Savings                                  --     --        --         --
  Near-Term Tax Free                                                  --     --    46,218     33,686
  Tax Free                                                            --     --    90,567    421,236
  All American Equity                                                 --     --        --         --
  Holmes Growth                                                1,040,063     --        --         --
  Global MegaTrends                                                   --     --        --         --
  Global Resources                                                    --     --        --         --
  World Precious Minerals                                             --     --        --         --
  Gold and Precious Metals                                            --     --        --         --
  Eastern European                                                    --     --        --         --
  Global Emerging Markets                                             --     --        --         --
  China Region                                                        --     --        --         --

                                                       EXPIRATION DATE
                                        ------------------------------------------------------------
                 FUND                    2013      2014        2015           2016          TOTAL
  --------------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash         $   --   $     --   $        --   $         --   $       285
  U.S. Government Securities Savings        --         --            --             --            --
  Near-Term Tax Free                     2,760    202,719         2,488            112       287,983
  Tax Free                                  --         --            --         10,697       522,500
  All American Equity                       --         --            --      3,188,188     3,188,188
  Holmes Growth                             --         --     2,281,824      2,830,320     6,152,207
  Global MegaTrends                         --         --     8,605,703      5,994,166    14,599,869
  Global Resources                          --         --            --    174,188,308   174,188,308
  World Precious Minerals                   --         --            --     43,534,505    43,534,505
  Gold and Precious Metals                  --         --            --     18,951,332    18,951,332
  Eastern European                          --         --            --     83,605,572    83,605,572
  Global Emerging Markets                   --         --     4,262,898      2,965,929     7,228,827
  China Region                              --         --            --     24,694,256    24,694,256

                                                      POST OCTOBER 31, 2008   POST OCTOBER 31, 2008
              FUND                                    CAPITAL LOSS DEFERRAL   CURRENCY LOSS DEFERRAL
  --------------------------------------------------------------------------------------------------
  All American Equity                                      $  1,988,625              $     --
  Global Resources                                          252,675,661                70,839
  World Precious Minerals                                    65,086,087               162,947
  Gold and Precious Metals                                   21,778,685                15,605
  China Region                                                6,793,201                    --

 The above amounts, in accordance with tax rules, are deemed to have occurred on January 1, 2009.

NOTE 6: RISKS OF CONCENTRATIONS

 The investment policies of the World Precious Minerals and Gold and Precious Metals Funds present unique risks to their respective portfolios' values. The prices of gold and other precious metals may be subject to fluctuations caused by

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2009

 international monetary and political developments including trade or currency restrictions, currency devaluation and revaluation, and social and political conditions within a country. Fluctuations in the prices of gold and other precious metals will affect the market values of the securities held by these funds.

 The Eastern European and Global Emerging Markets Funds may be exposed to risks not typically associated with investment in the United States due to their concentration of investments in emerging markets. These risks include possible revaluation of currencies, less public information about companies, disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. issuers.

 The China Region Fund may be exposed to risks not typically associated with investments in the United States, due to concentration of investments in foreign issuers in the region. These investments present risks resulting from disruptive political or economic conditions and the potential imposition of adverse governmental laws or currency exchange restrictions affecting the area.

NOTE 7: CREDIT ARRANGEMENTS

 Each of the Funds, along with other funds under common management, has a revolving credit facility with BBH. Borrowings of each Fund are collateralized by any or all of the securities held by BBH as the Fund's custodian up to the amount of the borrowing. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2%. Each Fund has a maximum borrowing limit of 10% of qualified assets. The aggregate of borrowings by all Funds under the agreement cannot exceed $30,000,000 at any one time. There were no borrowings under the revolving credit facility during the six months ended June 30, 2009. The U.S. Global Investors Funds paid BBH a total of $22,750 in commitment fees during the six months ended June 30, 2009, under this arrangement.

NOTE 8: SHARES OF BENEFICIAL INTEREST

 At June 30, 2009, individual shareholders holding more than 5% of outstanding shares comprised 5.36% and 15.31% of the Near-Term Tax Free Fund and Tax Free Fund, respectively. In addition, the Adviser held 6.19%, 8.18% and 9.33% of the U.S. Government Securities Savings Fund, Near-Term Tax Free Fund and Tax Free Fund, respectively. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Funds.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            June 30, 2009

NOTE 9: PARTICIPATION IN FEDERAL MONEY MARKET FUND PROGRAM

 Effective October 8, 2008, the U.S. Treasury Securities Fund and U.S. Government Securities Savings Fund agreed to participate in the U.S. Treasury Guarantee Program for Money Market Funds (the Program). The Program is designed to guarantee to investors in participating money market funds that they receive $1.00 for each money market fund share held as of the close of business on September 19, 2008. The Program did not cover any increase in the number of fund shares held in an account or any new purchases of fund shares after the close of business on September 19, 2008. The guarantee would be triggered if the fund's net asset value per share falls below $0.995 - what is commonly referred to as "breaking the buck" - and the fund liquidates. U.S. Treasury Securities Cash Fund and U.S. Government Securities Savings Fund paid $11,320 and $42,788, respectively, to participate in the Program. The cost for the Funds to participate was without regard to any expense limitations in effect. The initial term of the Program ended on December 18, 2008, and the Funds did not extend their participation.

  FINANCIAL HIGHLIGHTS

U.S. TREASURY SECURITIES CASH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                        SIX MONTHS         SIX MONTHS
                                           ENDED             ENDED                         YEAR ENDED JUNE 30,
                                       JUNE 30, 2009      DECEMBER 31,     -------------------------------------------------------
                                        (UNAUDITED)           2008             2008       2007       2006       2005       2004
NET ASSET VALUE, BEGINNING OF PERIOD        $1.00              $1.00          $1.00      $1.00      $1.00      $1.00      $1.00
----------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                        --(a)              --(a)         .02        .04        .03        .01         --(a)
  Net realized and unrealized gain             --                 --             --         --         --         --         --
                                         --------           --------       --------   --------   --------   --------   --------
  Total from investment activities             --(a)              --(a)         .02        .04        .03        .01         --(a)
                                         --------           --------       --------   --------   --------   --------   --------
Distributions from net investment
  income                                       --(a)              --(a)        (.02)      (.04)      (.03)      (.01)        --(a)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $1.00              $1.00          $1.00      $1.00      $1.00      $1.00      $1.00
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)     .01%               .23%          2.46%      4.36%      3.11%      1.12%       .08%
Ratios to Average Net Assets: (c)
  Net investment income                       .01%               .44%          2.43%      4.27%      3.06%      1.11%       .07%
  Total expenses                             1.08%              1.11%          1.09%       .91%       .92%       .97%      1.00%
  Expenses reimbursed (d)(e)                 (.71)%             (.38)%         (.09)%     (.02)%       --         --       (.04)%
  Net recouped fees (e)                        --                 --             --(g)       --       .03%        --         --
  Net expenses (f)                            .37%               .73%          1.00%       .89%       .95%       .97%       .96%

NET ASSETS, END OF PERIOD (IN
  THOUSANDS)                             $110,284           $121,410       $111,955   $116,012   $119,028   $124,058   $112,575

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

(e) During the year ended June 30, 2004, the Adviser waived fees and/or reimbursed expenses as a result of a Minimum Yield Agreement in the amount of $45,136. As allowed by the recapture provision of this agreement, the U.S. Treasury Securities Cash Fund reimbursed the Adviser the previously waived amount of $45,136 during the year ended June 30, 2006. During the year ended June 30, 2008, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $4,259. The Fund reimbursed the Adviser the $4,259 during the year ended June 30, 2008. During the six months ended December 31, 2008, and June 30, 2009, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $170,642 and $367,058, respectively.

(f) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                        SIX MONTHS         SIX MONTHS
                                           ENDED             ENDED                         YEAR ENDED JUNE 30,
                                       JUNE 30, 2009      DECEMBER 31,     -------------------------------------------------------
                                        (UNAUDITED)           2008             2008       2007       2006       2005       2004
    Ratios to Average Net Assets (c):
    Expenses offset (g)                      --                 --               --         --         --         --         --

(g)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT SECURITIES SAVINGS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                        SIX MONTHS         SIX MONTHS
                                           ENDED             ENDED                         YEAR ENDED JUNE 30,
                                       JUNE 30, 2009      DECEMBER 31,     -------------------------------------------------------
                                        (UNAUDITED)           2008             2008       2007       2006       2005       2004
NET ASSET VALUE, BEGINNING OF PERIOD        $1.00              $1.00          $1.00      $1.00      $1.00      $1.00      $1.00
----------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                        --(a)             .01            .03        .05        .04        .02        .01
  Net realized and unrealized gain             --                 --(a)          --(a)      --(a)      --         --         --
                                         --------           --------       --------   --------   --------   --------   --------
  Total from investment activities             --(a)             .01            .03        .05        .04        .02        .01
                                         --------           --------       --------   --------   --------   --------   --------
Distributions from net investment
  income                                       --(a)            (.01)          (.03)      (.05)      (.04)      (.02)      (.01)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $1.00              $1.00          $1.00      $1.00      $1.00      $1.00      $1.00
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)     .09%               .67%          3.47%      4.86%      3.69%      1.70%       .63%
Ratios to Average Net Assets: (c)
  Net investment income                       .20%              1.36%          3.42%      4.75%      3.64%      1.67%       .61%
  Total expenses                              .80%               .73%           .65%       .62%       .64%       .65%       .65%
  Expenses reimbursed (d)                    (.36)%             (.26)%         (.20)%     (.17)%     (.19)%     (.20)%     (.20)%
  Net expenses (e)                            .44%               .47%(g)        .45%       .45%       .45%       .45%       .45%

NET ASSETS, END OF PERIOD (IN
  THOUSANDS)                             $292,481           $357,910       $446,208   $469,095   $435,417   $411,979   $441,722

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. During the six months ended June 30, 2009, the Adviser waived fees and/or reimbursed expenses as a result of a Minimum Yield Agreement in the amount of $15,718.

(e) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                        SIX MONTHS         SIX MONTHS
                                           ENDED             ENDED                         YEAR ENDED JUNE 30,
                                       JUNE 30, 2009      DECEMBER 31,     -------------------------------------------------------
                                        (UNAUDITED)           2008             2008       2007       2006       2005       2004
    Ratios to Average Net Assets (c):
    Expenses offset (f)                      --                 --               --         --         --         --         --

(f)  Effect on the expense ratio was not greater than 0.005%.
(g) The annualized net expense ratio for the six months ended December 31, 2008, exceeded the limitation for the period due to the cost of participating in the U.S. Treasury Guarantee Program for the Money Market Funds (see Note 9 to the financial statements). The cost to participate was without regard to the expense limitation.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

NEAR-TERM TAX FREE FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                        SIX MONTHS         SIX MONTHS
                                           ENDED             ENDED                         YEAR ENDED JUNE 30,
                                       JUNE 30, 2009      DECEMBER 31,     -------------------------------------------------------
                                        (UNAUDITED)           2008             2008       2007       2006       2005*      2004*
NET ASSET VALUE, BEGINNING OF PERIOD        $2.16              $2.14          $2.12      $2.12      $2.17      $2.17      $2.23
----------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                       .03                .03            .07        .07        .07        .07        .06
  Net realized and unrealized gain
    (loss)                                    .02                .02            .02         --(a)     (.05)     (.01)      (.06)
                                         --------           --------       --------   --------   --------   --------   --------
  Total from investment activities            .05                .05            .09        .07        .02        .06         --
                                         --------           --------       --------   --------   --------   --------   --------
Distributions from net investment
  income                                     (.03)              (.03)          (.07)      (.07)      (.07)      (.06)      (.06)

----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $2.18              $2.16          $2.14      $2.12      $2.12      $2.17      $2.17
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)    2.27%              2.55%          4.42%      3.51%       .75%      2.75%       .20%
Ratios to Average Net Assets: (c)
  Net investment income                      2.75%              3.15%          3.41%      3.43%      3.08%      2.79%      2.73%
  Total expenses                             1.66%              1.82%          1.91%      1.63%      1.54%      1.49%      1.25%
  Expenses reimbursed (d)                   (1.21)%            (1.37)%        (1.46)%    (1.18)%    (1.09)%    (1.04)%     (.80)%
  Net expenses (e)                            .45%               .45%           .45%       .45%       .45%       .45%       .45%
Portfolio turnover rate                        --                  8%             8%        22%        33%         5%        21%

NET ASSETS, END OF PERIOD (IN
  THOUSANDS)                              $18,328            $13,989        $13,603    $13,383    $15,830    $18,706    $18,673

* The values shown for Near-Term Tax Free Fund prior periods have been adjusted to reflect the 5-for-1 stock split, which was effective on January 3, 2005.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

(e) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                        SIX MONTHS         SIX MONTHS
                                           ENDED             ENDED                         YEAR ENDED JUNE 30,
                                       JUNE 30, 2009      DECEMBER 31,     -------------------------------------------------------
                                        (UNAUDITED)           2008             2008       2007       2006       2005       2004
    Ratios to Average Net Assets (c):
    Expenses offset (f)                      --                 --               --         --         --         --         --

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

TAX FREE FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                        SIX MONTHS         SIX MONTHS
                                           ENDED             ENDED                         YEAR ENDED JUNE 30,
                                       JUNE 30, 2009      DECEMBER 31,     -------------------------------------------------------
                                        (UNAUDITED)           2008             2008       2007       2006       2005       2004

NET ASSET VALUE, BEGINNING OF PERIOD       $11.72             $11.93         $11.98     $11.98     $12.33     $12.08     $12.65
----------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                       .23                .23            .47        .50        .52        .44        .43
  Net realized and unrealized gain
    (loss)                                    .18               (.21)          (.05)        --(a)    (.36)       .25       (.58)
                                         --------           --------       --------   --------   --------   --------   --------
  Total from investment activities            .41                .02            .42        .50        .16        .69       (.15)
                                         --------           --------       --------   --------   --------   --------   --------
Distributions from net investment
  income                                     (.23)              (.23)          (.47)      (.50)      (.51)      (.44)      (.42)

----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $11.90             $11.72         $11.93     $11.98     $11.98     $12.33     $12.08
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)    3.47%               .22%          3.54%      4.15%      1.30%      5.78%     (1.25)%
Ratios to Average Net Assets: (c)
  Net investment income                      3.81%              3.92%          3.91%      4.09%      4.01%      3.50%      3.22%
  Total expenses                             1.82%              1.91%          1.94%      1.86%      1.69%      1.47%      1.09%
  Expenses reimbursed (d)                   (1.12)%            (1.21)%        (1.24)%    (1.16)%     (.99)%     (.77)%     (.39)%
  Net expenses (e)                            .70%               .70%           .70%       .70%       .70%       .70%       .70%
Portfolio turnover rate                        --                  6%            11%         6%        19%        40%        54%

NET ASSETS, END OF PERIOD (IN
  THOUSANDS)                              $18,849            $16,946        $18,380    $15,940    $14,992     $22,433    $28,167

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

(e) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                        SIX MONTHS         SIX MONTHS
                                           ENDED             ENDED                         YEAR ENDED JUNE 30,
                                       JUNE 30, 2009      DECEMBER 31,     -------------------------------------------------------
                                        (UNAUDITED)           2008             2008       2007       2006       2005       2004

    Ratios to Average Net Assets (c):
    Expenses offset (f)                      --                 --               --         --         --         --         --

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

ALL AMERICAN EQUITY FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                        SIX MONTHS         SIX MONTHS
                                           ENDED             ENDED                         YEAR ENDED JUNE 30,
                                       JUNE 30, 2009      DECEMBER 31,     -------------------------------------------------------
                                        (UNAUDITED)           2008             2008       2007       2006       2005       2004

NET ASSET VALUE, BEGINNING OF PERIOD       $17.33             $27.27         $28.58     $27.59     $24.47     $22.53     $19.15
----------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment gain (loss)                 (.03)               .04           (.15)      (.08)      (.18)      (.02)      (.11)
  Net realized and unrealized gain
    (loss)                                   (.44)             (9.97)          1.98       4.94       3.89       1.96       3.49
                                         --------           --------       --------   --------   --------   --------   --------
  Total from investment activities           (.47)             (9.93)          1.83       4.86       3.71       1.94       3.38
                                         --------           --------       --------   --------   --------   --------   --------
Distributions
  From net realized gains                      --               (.01)         (3.01)     (3.87)      (.59)        --         --
  From tax return of capital                   --                 --           (.13)        --         --         --         --
                                         --------           --------       --------   --------   --------   --------   --------
  Total distributions                          --               (.01)         (3.14)     (3.87)      (.59)        --         --
                                         --------           --------       --------   --------   --------   --------   --------
Short-Term Trading Fees * (a)                  --                 --             --         --         --         --         --

----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $16.86             $17.33         $27.27     $28.58     $27.59     $24.47     $22.53
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees)(b)    (2.71)%           (36.42)%         5.99%     19.59%     15.25%      8.61%     17.65%
Ratios to Average Net Assets: (c)
  Net investment income (loss)               (.46)%              .35%          (.55)%     (.28)%     (.67)%     (.09)%     (.49)%
  Total expenses                             2.94%              2.37%          1.98%      2.01%      2.20%      2.44%      2.31%
  Expenses reimbursed (d)                   (1.19)%             (.62)%         (.23)%     (.26)%     (.44)%     (.69)%     (.56)%
  Net expenses (e)                           1.75%              1.75%          1.75%      1.75%      1.76%      1.75%      1.75%
Portfolio turnover rate                       206%               205%           225%       223%       369%       262%        96%

NET ASSETS, END OF PERIOD (IN
  THOUSANDS)                               $14,816            $16,234        $26,513    $23,479    $21,547   $19,253    $19,974

*    Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                        SIX MONTHS         SIX MONTHS
                                           ENDED             ENDED                         YEAR ENDED JUNE 30,
                                       JUNE 30, 2009      DECEMBER 31,     -------------------------------------------------------
                                        (UNAUDITED)           2008             2008       2007       2006       2005       2004

    Ratios to Average Net Assets (c):
    Expenses offset                          --(f)              --(f)            --(f)      --(f)   (0.01)%       --(f)      --(f)

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

HOLMES GROWTH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                        SIX MONTHS         TWO MONTHS
                                           ENDED             ENDED                         YEAR ENDED OCTOBER 31,
                                       JUNE 30, 2009      DECEMBER 31,     -------------------------------------------------------
                                        (UNAUDITED)           2008             2008       2007       2006       2005     2004**

NET ASSET VALUE, BEGINNING OF PERIOD       $12.79             $14.14         $24.78     $18.34     $16.56     $14.38     $13.55
----------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment loss                        (.05)              (.01)          (.15)      (.14)      (.14)      (.18)      (.19)
  Net realized and unrealized gain
    (loss)                                   1.15              (1.34)        (10.49)      6.58       1.92       2.36       1.01
                                         --------           --------       --------   --------   --------   --------   --------
  Total from investment activities           1.10              (1.35)        (10.64)      6.44       1.78       2.18        .82
                                         --------           --------       --------   --------   --------   --------   --------
Distributions                                  --                 --             --         --         --         --         --
Short-Term Trading Fees *                      --(a)              --(a)          --(a)      --(a)      --(a)      --(a)     .01

----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              13.89             $12.79         $14.14     $24.78     $18.34     $16.56     $14.38
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)    8.60%             (9.55)%       (42.94)%    35.11%     10.75%     15.16%      6.13%
Ratios to Average Net Assets: (c)
  Net investment loss                        (.78)%             (.27)%         (.65)%     (.62)%     (.69)%     (.98)%    (1.15)%
  Total expenses                             2.21%              2.51%          1.74%      1.72%      1.74%      1.83%      1.82%
  Expenses reimbursed (d)                    (.46)%             (.76)%           --         --         --         --         --
  Net expenses (e)                           1.75%              1.75%          1.74%      1.72%      1.74%      1.83%      1.82%
Portfolio turnover rate                       102%                20%           140%        98%       290%       268%       192%

NET ASSETS, END OF PERIOD (IN
  THOUSANDS)                              $35,659            $32,488        $36,231    $68,881    $61,810     $65,065    $67,074

*    Based on average monthly shares outstanding.

** Effective June 1, 2004, U.S. Global Investors, Inc. assumed management of Holmes Growth Fund from the former subadviser.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                        SIX MONTHS         TWO MONTHS
                                           ENDED             ENDED                          YEAR ENDED OCTOBER 31,
                                       JUNE 30, 2009      DECEMBER 31,     -------------------------------------------------------
                                        (UNAUDITED)           2008             2008       2007       2006       2005       2004
    Ratios to Average Net Assets (c):
    Expenses offset                          --(f)              --(f)            --(f)      --(f)   (0.01)%       --(f)      --

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

GLOBAL MEGATRENDS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                        SIX MONTHS         TWO MONTHS
                                           ENDED             ENDED                          YEAR ENDED OCTOBER 31,
                                       JUNE 30, 2009      DECEMBER 31,     -------------------------------------------------------
                                        (UNAUDITED)           2008             2008     2007**       2006       2005       2004
NET ASSET VALUE, BEGINNING OF PERIOD        $6.28              $6.60         $12.75     $11.07     $10.30      $9.20      $8.25
----------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                .05                 --(a)          --(a)    (.11)      (.10)      (.14)      (.17)
  Net realized and unrealized gain
    (loss)                                    .68               (.31)         (5.30)      2.63       1.18       1.24       1.24
                                         --------           --------       --------   --------   --------   --------   --------
  Total from investment activities            .73               (.31)         (5.30)      2.52       1.08       1.10       1.07
                                         --------           --------       --------   --------   --------   --------   --------
Distributions
  From net investment income                   --                 --             --         --         --         --       (.12)
  From net realized gains                      --                 --           (.85)      (.84)      (.31)        --         --
  From tax return of capital                   --               (.01)            --         --         --         --         --
                                         --------           --------       --------   --------   --------   --------   --------
  Total distributions                          --               (.01)          (.85)      (.84)      (.31)        --       (.12)
                                         --------           --------       --------   --------   --------   --------   --------
Short-Term Trading Fees * (a)                  --                 --             --         --         --         --         --

----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $7.01              $6.28          $6.60     $12.75     $11.07     $10.30      $9.20
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)   11.62%             (4.74)%       (44.50)%    24.49%     10.53%     11.96%     13.01%
Ratios to Average Net Assets: (c)
  Net investment income (loss)               1.91%              (.20)%         (.06)%     (.93)%     (.89)%    (1.37)%    (1.77)%
  Total expenses                             2.57%              2.96%          2.21%      2.49%      2.55%      2.83%      2.83%
  Expenses reimbursed (d)                    (.72)%            (1.11)%         (.21)%       --         --         --         --
  Net expenses (e)                           1.85%              1.85%          2.00%      2.49%      2.55%      2.83%      2.83%
Portfolio turnover rate                        60%                29%            92%        65%        75%        54%        64%

NET ASSETS, END OF PERIOD (IN
  THOUSANDS)                              $28.509            $22,035        $25,387    $17,723    $17,077    $14,276    $13,239

*    Based on average monthly shares outstanding.

**   Effective October 1, 2007, U.S. Global Investors, Inc.
     assumed management of Global MegaTrends Fund from the former subadviser.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                        SIX MONTHS         TWO MONTHS
                                           ENDED             ENDED                         YEAR ENDED OCTOBER 31,
                                       JUNE 30, 2009      DECEMBER 31,     -------------------------------------------------------
                                        (UNAUDITED)           2008             2008       2007       2006       2005       2004
    Ratios to Average Net Assets (c):
    Expenses offset (f)                      --                 --               --         --         --         --         --

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

GLOBAL RESOURCES FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                           SIX MONTHS     SIX MONTHS
                                              ENDED         ENDED                        YEAR ENDED JUNE 30,
                                          JUNE 30, 2009  DECEMBER 31, -------------------------------------------------------------
                                           (UNAUDITED)       2008           2008         2007         2006       2005       2004
NET ASSET VALUE, BEGINNING OF
  PERIOD                                       $5.26         $20.52       $17.70       $17.22       $12.67      $8.39      $5.14
-----------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                 (0.01)          (.02)*        .05*         .21          .29        .25        .12
  Net realized and unrealized
    gain (loss)                                 1.35         (13.92)*       5.86*        2.86         5.63       4.67       3.26
                                            --------       --------   ----------   ----------   ----------   --------   --------
  Total from investment
    activities                                  1.34         (13.94)        5.91         3.07         5.92       4.92       3.38
                                            --------       --------   ----------   ----------   ----------   --------   --------
Distributions
  From net investment income                      --             --         (.95)        (.88)        (.32)      (.34)      (.13)
  From net realized gains                         --          (1.32)       (2.14)       (1.71)       (1.05)      (.30)        --
                                            --------       --------   ----------   ----------   ----------   --------   --------
  Total distributions                             --          (1.32)       (3.09)       (2.59)       (1.37)      (.64)      (.13)
                                            --------       --------   ----------   ----------   ----------   --------   --------
Short-Term Trading Fees * (a)                     --             --           --           --           --         --         --

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $6.60          $5.26       $20.52       $17.70       $17.22     $12.67      $8.39
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)      25.48%        (67.70)%      37.59%       20.94%       48.91%     60.21%     65.73%
Ratios to Average Net Assets: (c)
  Net investment income (loss)                  (.17)%         (.34)%        .28%         .74%        1.07%       .91%       .74%
  Total expenses                                1.78%          1.20%         .88%         .95%         .96%      1.30%      1.54%
  Expenses reimbursed (d)%                      (.28)          (.12)%         --           --           --         --         --
  Net expenses (e)                              1.50%          1.08%         .88%         .95%         .96%      1.30%      1.54%
Portfolio turnover rate                          121%           100%         133%         122%         157%       116%       140%

NET ASSETS, END OF PERIOD (IN
  THOUSANDS)                                $569,421       $464,524   $2,010,581   $1,383,250   $1,281,664   $488,183   $135,574


*    Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                        SIX MONTHS         SIX MONTHS
                                           ENDED             ENDED                         YEAR ENDED JUNE 30,
                                       JUNE 30, 2009      DECEMBER 31,     -------------------------------------------------------
                                        (UNAUDITED)           2008             2008       2007       2006       2005       2004
    Ratios to Average Net Assets (c):
    Expenses offset                          --(f)              --(f)         (0.01)%    (0.01)%    (0.01)%       --(f)      --(f)

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

WORLD PRECIOUS MINERALS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                        SIX MONTHS         SIX MONTHS
                                           ENDED             ENDED                         YEAR ENDED JUNE 30,
                                       JUNE 30, 2009      DECEMBER 31,     -------------------------------------------------------
                                        (UNAUDITED)           2008             2008       2007       2006       2005       2004
NET ASSET VALUE, BEGINNING OF PERIOD        $9.56             $25.32         $28.34     $28.86     $15.50     $13.68      $9.75
----------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)               (.07)              (.06)*         (.13)*       --*       .72       (.22)      (.17)*
  Net realized and unrealized gain
    (loss)                                   3.44             (13.65)*         3.70*      3.02      13.62       2.42       5.85
                                         --------           --------       --------   --------   --------   --------   --------
  Total from investment activities           3.37             (13.71)          3.57       3.02      14.34       2.20       5.68
                                         --------           --------       --------   --------   --------   --------   --------
Distributions
  From net investment income                   --                 --          (3.25)     (1.52)      (.67)      (.46)     (1.86)
  From net realized gains                      --              (2.05)         (3.35)     (2.04)      (.37)        --         --
                                         --------           --------       --------   --------   --------   --------   --------
  Total distributions                          --              (2.05)         (6.60)     (3.56)     (1.04)      (.46)     (1.86)
                                         --------           --------       --------   --------   --------   --------   --------
Short-Term Trading Fees *                      --(a)              --(a)         .01        .02        .06        .08        .11

----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $12.93              $9.56         $25.32     $28.34     $28.86     $15.50     $13.68
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees)(b)    35.25%            (51.23)%        14.14%     11.48%     96.21%     16.50%     57.42%
Ratios to Average Net Assets: (c)
  Net investment income (loss)              (1.14)%             (.80)%         (.43)%      .06%       .05%     (1.01)%    (1.15)%
  Total expenses                             1.77%              1.36%           .97%       .99%      1.13%      1.48%      1.47%
  Expenses reimbursed (d)%                   (.27)              (.11)%           --         --         --         --         --
  Net expenses (e)                           1.50%              1.25%           .97%       .99%      1.13%      1.48%      1.47%
Portfolio turnover rate                        28%                27%            58%        54%        66%        55%        65%

NET ASSETS, END OF PERIOD (IN
  THOUSANDS)                             $478,657           $359,120       $949,014   $923,779   $920,249   $268,312   $246,852

*    Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                        SIX MONTHS         SIX MONTHS
                                           ENDED             ENDED                         YEAR ENDED JUNE 30,
                                       JUNE 30, 2009      DECEMBER 31,     -------------------------------------------------------
                                        (UNAUDITED)           2008             2008       2007       2006       2005       2004
    Ratios to Average Net Assets (c):
    Expenses offset (f)                      --                 --               --         --         --         --         --

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

GOLD AND PRECIOUS METALS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                        SIX MONTHS         SIX MONTHS
                                           ENDED             ENDED                         YEAR ENDED JUNE 30,
                                       JUNE 30, 2009      DECEMBER 31,     -------------------------------------------------------
                                        (UNAUDITED)           2008             2008       2007       2006       2005       2004
NET ASSET VALUE, BEGINNING OF PERIOD       $10.83             $17.18         $14.99     $15.48      $7.67      $7.00      $5.18
----------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)               (.06)*             (.03)          (.08)*      .05       (.01)*     (.11)      (.10)
  Net realized and unrealized gain
    (loss)                                   1.66              (5.59)          4.69       (.56)      7.88        .79       1.91
                                         --------           --------       --------   --------   --------   --------   --------
  Total from investment activities           1.60              (5.62)          4.61       (.51)      7.87        .68       1.81
                                         --------           --------       --------   --------   --------   --------   --------
Distributions from net realized gains          --               (.73)         (2.43)        --       (.12)      (.05)      (.03)
Short-Term Trading Fees *                      --(a)              --(a)         .01        .02        .06        .04        .04

----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $12.43             $10.83         $17.18     $14.99     $15.48      $7.67      $7.00
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)   14.77%            (31.51)%        33.49%     (3.17)%   104.15%     10.19%     35.57%
Ratios to Average Net Assets: (c)
  Net investment income (loss)              (1.08)%             (.66)%         (.41)%      .31%      (.06)%   (1.13)%    (1.45)%
  Total expenses                             1.73%              1.54%          1.27%      1.29%      1.47%     1.97%      1.93%
  Expenses reimbursed (d)                    (.23)%             (.15)%           --         --         --        --         --
  Net expenses (e)                           1.50%              1.39%          1.27%      1.29%      1.47%     1.97%      1.93%
Portfolio turnover rate                        61%                61%            93%        72%        78%       66%        85%

NET ASSETS, END OF PERIOD (IN
  THOUSANDS)                             $207,678           $192,206       $259,022   $178,762   $208,027    $63,816    $66,732

*    Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                        SIX MONTHS         SIX MONTHS
                                           ENDED             ENDED                         YEAR ENDED JUNE 30,
                                       JUNE 30, 2009      DECEMBER 31,     -------------------------------------------------------
                                        (UNAUDITED)           2008             2008       2007       2006       2005       2004
    Ratios to Average Net Assets (c):
    Expenses offset                          --(f)              --(f)            --(f)   (0.01)%       --(f)      --(f)      --(f)

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

EASTERN EUROPEAN FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                          SIX MONTHS      TWO MONTHS
                                             ENDED          ENDED                       YEAR ENDED OCTOBER 31,
                                         JUNE 30, 2009   DECEMBER 31,  -----------------------------------------------------------
                                          (UNAUDITED)      2008***        2008*        2007*        2006*       2005*      2004*
NET ASSET VALUE, BEGINNING OF
  PERIOD                                      $5.12           $6.35      $19.91       $15.44       $12.88      $9.47      $6.48
----------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                  .05            (.03)       (.03)        (.10)         .13       (.03)**    (.01)
  Net realized and unrealized
    gain (loss)                                1.50           (1.20)     (10.10)        6.83         3.60       3.81**     3.31
                                           --------        --------    --------   ----------   ----------   --------   --------
  Total from investment
    activities                                 1.55           (1.23)     (10.13)        6.73         3.73       3.78       3.30
                                           --------        --------    --------   ----------   ----------   --------   --------
Distributions
  From net investment income                     --              --          --         (.29)          --       (.09)      (.02)
  From net realized gains                        --              --       (3.46)       (1.98)       (1.22)      (.31)      (.35)
                                           --------        --------    --------   ----------   ----------   --------   --------
  Total distributions                            --              --       (3.46)       (2.27)       (1.22)      (.40)      (.37)
                                           --------        --------    --------   ----------   ----------   --------   --------
Short-Term Trading Fees **                       --(a)           --(a)      .03          .01          .05        .03        .06

----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $6.67           $5.12       $6.35       $19.91       $15.44     $12.88      $9.47
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)     30.27%         (19.37)%    (61.36)%      48.74%       31.03%     41.43%     54.12%
Ratios to Average Net Assets: (c)
  Net investment income (loss)                 1.97%          (3.02)%      (.15)%       (.61)%        .71%      (.31)%     (.23)%
  Total expenses                               2.26%           2.37%       1.96%        1.98%        1.95%      2.00%      2.08%
  Expenses reimbursed (d)                      (.13)%          (.27)%        --(f)         --          --         --         --
  Net expenses (e)                             2.13%           2.10%       1.96%        1.98%        1.95%      2.00%      2.08%
Portfolio turnover rate                          32%             11%         82%          54%          68%        95%        89%

NET ASSETS, END OF PERIOD (IN
  THOUSANDS)                               $360,650        $317,320    $415,494   $1,582,707   $1,347,149   $903,855   $279,545

* The per share amounts shown for the current and prior periods have been adjusted to reflect the 3-for-1 stock split which was effective on May 27, 2008.

**   Based on average monthly shares outstanding.

***  Effective November 7, 2008, U.S. Global Investors, Inc.
     assumed management of the fund from Charlemagne Capital
     (IOM) Limited.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset and for fees rebated from the subadviser. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. Through June 2006, the subadviser of the above fund provided advisory services to two closed-end investment companies that the above fund had invested in. The subadviser rebated amounts to the above fund representing the portion of management fees paid by the two investment companies to the subadviser based on the above fund's investment. Fees rebated by the subadviser also reduce total expenses. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset and expenses rebated by the subadviser are as follows:

                                        SIX MONTHS         TWO MONTHS
                                           ENDED             ENDED                          YEAR ENDED OCTOBER 31,
                                       JUNE 30, 2009      DECEMBER 31,     -------------------------------------------------------
                                        (UNAUDITED)           2008             2008       2007       2006       2005       2004
    Ratios to Average Net Assets (c):
    Expenses offset                          --(f)              --(f)         (0.01)%    (0.01)%    (0.01)%    (0.01)%       --(f)
    Expenses rebated by subadviser          n/a                n/a              n/a        n/a      (0.01)%    (0.02)%    (0.05)%

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

GLOBAL EMERGING MARKETS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                               SIX MONTHS         TWO MONTHS        YEAR       YEAR       YEAR
                                                  ENDED             ENDED          ENDED      ENDED      ENDED    PERIOD ENDED
                                              JUNE 30, 2009      DECEMBER 31,     OCTOBER    OCTOBER    OCTOBER    OCTOBER 31,
                                               (UNAUDITED)          2008**        31, 2008   31, 2007   31, 2006     2005(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $5.29              $5.94         $21.88     $13.93     $10.65       $10.00
-------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                       .01               (.01)          (.43)      (.13)       .02          .06
  Net realized and unrealized gain (loss)           1.14               (.56)        (11.98)      9.18       3.50          .56
                                                --------           --------       --------   --------   --------     --------
  Total from investment activities                  1.15               (.57)        (12.41)      9.05       3.52          .62
                                                --------           --------       --------   --------   --------     --------
Distributions
  From net investment income                          --                 --           (.46)        --       (.05)          --
  From net realized gains                             --                 --          (3.11)     (1.13)      (.26)          --
  From tax return of capital                          --               (.08)            --         --         --           --
                                                --------           --------       --------   --------   --------     --------
  Total distributions                                 --               (.08)         (3.57)     (1.13)      (.31)          --
                                                --------           --------       --------   --------   --------     --------
Short-Term Trading Fees *                             --(b)              --(b)         .04        .03        .07          .03
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $6.44              $5.29          $5.94     $21.88     $13.93       $10.65
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (c)          21.74%             (9.59)%       (66.81)%    69.52%     34.16%        6.50%
Ratios to Average Net Assets (d):
  Net investment income (loss)                       .49%             (1.16)%        (1.01)%     (.92)%      .13%        1.08%
  Total expenses                                    4.60%              6.83%          2.80%      2.75%      3.07%        4.16%
  Expenses reimbursed (e)                          (2.10)%            (4.33)%         (.30)%     (.39)%    (1.05)%      (2.16)%
  Net expenses (f)                                  2.50%              2.50%          2.50%      2.36%      2.02%        2.00%
Portfolio Turnover Rate                               61%                21%            83%       125%       136%          93%

NET ASSETS, END OF PERIOD (IN THOUSANDS)         $11,516             $9,663        $11,708    $59,621    $29,029      $16,157

*    Based on average monthly shares outstanding.

**   Effective November 7, 2008, U.S. Global Investors, Inc.
     assumed management of the fund from Charlemagne Capital
     (IOM) Limited.

(a)  From February 24, 2005, commencement of operations.

(b)  The per share amount does not round to a full penny.

(c) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(d)  Ratios are annualized for periods of less than one year.

(e) Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(f) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset and for fees rebated from the subadviser. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. Through June 2006, the subadviser of the above fund provided advisory services to a closed-end investment company that the above fund had invested in. The subadviser rebated amounts to the above fund representing the portion of management fees paid by the investment company to the subadviser based on the above fund's investment. Fees rebated by the subadviser also reduce total expenses. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset and expenses rebated by the subadviser are as follows:

                                               SIX MONTHS         TWO MONTHS        YEAR       YEAR       YEAR
                                                  ENDED             ENDED          ENDED      ENDED      ENDED    PERIOD ENDED
                                              JUNE 30, 2009      DECEMBER 31,     OCTOBER    OCTOBER    OCTOBER    OCTOBER 31,
                                               (UNAUDITED)           2008         31, 2008   31, 2007   31, 2006     2005(a)
    Ratios to Average Net Assets (d):
    Expenses offset                                 --(g)              --(g)            --(g)     n/a        n/a         n/a
    Expenses rebated by subadviser                 n/a                n/a              n/a        n/a      (0.02)%        --(g)

(g)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

CHINA REGION FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE

                                        SIX MONTHS         SIX MONTHS
                                           ENDED             ENDED                          YEAR ENDED JUNE 30,
                                       JUNE 30, 2009      DECEMBER 31,     -------------------------------------------------------
                                        (UNAUDITED)           2008             2008       2007       2006       2005       2004
NET ASSET VALUE, BEGINNING OF PERIOD        $5.59              $9.09         $12.55      $8.71      $6.87      $5.86      $4.17
----------------------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                .01               (.02)*         (.03)*       --*      (.01)*     (.06)        --*
  Net realized and unrealized gain
    (loss)                                   1.47              (3.49)*         (.27)*     3.98*      2.02       1.22       1.69
                                         --------           --------       --------   --------   --------   --------   --------
  Total from investment activities           1.48              (3.51)          (.30)      3.98       2.01       1.16       1.69
                                         --------           --------       --------   --------   --------   --------   --------
Distributions
  From net investment income                   --                 --           (.10)      (.16)      (.19)      (.16)      (.05)
  From net realized gains                      --                 --          (2.93)        --         --         --         --
  From tax return of capital                   --                 --           (.17)        --         --         --         --
                                         --------           --------       --------   --------   --------   --------   --------
  Total distributions                          --                 --          (3.20)      (.16)      (.19)      (.16)      (.05)
                                         --------           --------       --------   --------   --------   --------   --------
Short-Term Trading Fees *                     .01                .01            .04        .02        .02        .01        .05
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $7.08              $5.59          $9.09     $12.55      $8.71      $6.87      $5.86
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)   26.65%            (38.50)%        (8.58)%    46.34%     30.03%    19.98%     41.63%
Ratios to Average Net Assets: (b)
  Net investment income (loss)                .06%              (.47)%         (.26)%      .02%      (.08)%    (.54)%      .05%
  Total expenses                             2.70%              2.46%          1.95%      2.02%      2.31%     2.56%      2.25%
  Expenses reimbursed (c)                    (.70)%             (.27)%           --         --         --        --         --
  Net expenses (d)                           2.00%              2.19%          1.95%      2.02%      2.31%     2.56%      2.25%
Portfolio turnover rate                       178%               117%           208%       208%       292%      136%       126%

NET ASSETS, END OF PERIOD (IN
  THOUSANDS)                              $50,106            $38,348        $81,109    $93,805    $67,761    $30,511    $35,090

*    Based on average monthly shares outstanding.

(a) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b)  Ratios are annualized for periods of less than one year.

(c) Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(d) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                        SIX MONTHS         SIX MONTHS
                                           ENDED             ENDED                          YEAR ENDED JUNE 30,
                                       JUNE 30, 2009      DECEMBER 31,     -------------------------------------------------------
                                        (UNAUDITED)           2008             2008       2007       2006       2005       2004
    Ratios to Average Net Assets (b):
    Expenses offset                          --(e)              --(e)            --(e)      --(e)   (0.01)%       --(e)      --(e)

(e)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  ADDITIONAL INFORMATION (UNAUDITED)

 PROXY VOTING

 A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637). It also appears in the Funds' statement of additional information (Form 485B), which can be found on the SEC's website at www.sec.gov.

 Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637) or accessing the Funds' Form N-PX on the SEC's website at www.sec.gov.

 AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

 The Funds provide complete lists of holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Funds' semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the lists with the SEC on Form N-Q. Shareholders can look up the Funds' Forms N-Q on the SEC's website at www.sec.gov. You may also visit or call the SEC's Public Room in Washington, D.C. (1-202-942-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, DC 20549-0102 or send an electronic request to the following e-mail address: publicinfo@sec.gov.

ITEM 2. CODE OF ETHICS.

Required only in annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Required only in annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Required only in annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Required only in annual report on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's president and treasurer have determined that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting that occurred in the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Required only in annual report on Form N-CSR.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. GLOBAL INVESTORS FUNDS



By:      /s/ Frank E. Holmes
         ----------------------------------
         Frank E. Holmes
         President, Chief Executive Officer

Date:    September 1, 2009



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By:      /s/ Frank E. Holmes
         ----------------------------------
         Frank E. Holmes
         President, Chief Executive Officer

Date:    September 1, 2009




By:      /s/ Catherine A. Rademacher
         ----------------------------------
         Catherine A. Rademacher
         Treasurer

Date:    September 1, 2009